As filed with the U.S. Securities and Exchange Commission on March 24, 2022
Securities Act File No. 002‑96408
Investment Company Act File No. 811‑04254

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 387	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 388

Legg Mason Partners Income Trust*
(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue
New York, NY 10018
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (877) 721‑1926

Name and address of agent for service:	Copy to:

Marc De Oliveira	Bryan Chegwidden, Esq.
Legg Mason & Co., LLC	Ropes & Gray LLP
100 First Stamford Place	1211 Avenue of the Americas
Stamford, Connecticut 06902	New York, New York 10036

Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 31, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*
This filing relates solely to Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund and Western Asset Massachusetts Municipals Fund.

Prospectus     March 31, 2022

Share class (Symbol): A (ITCAX), C (SIMLX), FI (—), I (SICYX), IS (SICMX)
WESTERN ASSET INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 28 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 84 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses	0.19	0.14	0.32[6]	0.21	0.12[6]
Total annual fund operating expenses	0.84	1.39	1.07	0.71	0.62
Fees waived and/or expenses reimbursed[7]	(0.09)	(0.04)	(0.22)	(0.11)	(0.07)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.35	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

2	Western Asset Intermediate Maturity California Municipals Fund

[6]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	300	478	672	1,231
Class C (with or without redemption at end of period)	137	436	756	1,514
Class FI (with or without redemption at end of period)	87	319	570	1,288
Class I (with or without redemption at end of period)	61	216	384	872
Class IS (with or without redemption at end of period)	56	191	338	767
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is exempt from regular federal income tax and California State personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the federal alternative minimum tax.
California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.
The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-

Western Asset Intermediate Maturity California Municipals Fund	3

backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the

4	Western Asset Intermediate Maturity California Municipals Fund

value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk. The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in California municipal securities. The fund focuses its investments in California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recession that ended in 2009 had a severe and negative impact on the State of California, causing a significant deterioration in California’s economic base. California’s economic and fiscal problems heighten the risks of investing in California municipal securities, including the risks of downgrades, market illiquidity and issuer defaults. Also, the fund may be more volatile than a more geographically diverse fund.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In

Western Asset Intermediate Maturity California Municipals Fund	5

addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to federal income and California State personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

6	Western Asset Intermediate Maturity California Municipals Fund

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset Intermediate Maturity California Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (03/31/2014): 3.41     Worst Quarter (12/31/2016): (4.29)

Average annual total returns (%)
(for periods ended December 31, 2021)

Class A	1 year	5 years	10 years
Return before taxes	(0.53)	2.58	2.52
Return after taxes on distributions	(0.53)	2.58	2.52
Return after taxes on distributions and sale of fund shares	0.41	2.54	2.56

Other Classes (Return before taxes only)
Class C	1.20	2.43	2.15
Class I	1.96	3.20	2.91
Bloomberg California Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.02	3.43	3.09
Lipper California Intermediate Municipal Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)	0.66	2.95	2.67
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

8	Western Asset Intermediate Maturity California Municipals Fund

Management
Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

S. Kenneth Leech	Chief Investment Officer	2014*

Robert E. Amodeo	Head of Municipals	2006

David T. Fare	Portfolio Manager	1998

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/ None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/ None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877-6LM-FUND/656-3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund intends to distribute income that is generally exempt from regular federal income and California State personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

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Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset Intermediate Maturity California Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “California municipal securities,” or other investments with similar economic characteristics.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
California municipal securities
California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and California State personal income taxes.
Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and California State personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or California State personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and California State personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

Western Asset Intermediate Maturity California Municipals Fund	11

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and California State personal income taxes.
Maturity
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the fund’s subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

12	Western Asset Intermediate Maturity California Municipals Fund

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value.
The fund’s subadviser may choose not to make use of derivatives.
Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and are considered a form of borrowing.

Western Asset Intermediate Maturity California Municipals Fund	13

Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Financial Industry Regulatory Authority (“FINRA”) rules impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

14	Western Asset Intermediate Maturity California Municipals Fund

Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a

Western Asset Intermediate Maturity California Municipals Fund	15

particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk. The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the

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fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the outbreak of the novel coronavirus (COVID-19) and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. The effects of this outbreak could affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers. The recession that ended in 2009 had a severe and negative impact on the State of California. California suffered job losses, significant foreclosures, a drop in housing prices and a severe contraction in new housing construction. Tax revenues declined precipitously, resulting in large budget deficits and cash shortfalls. Although California has been experiencing a gradual recovery, the State is still burdened with substantial debts and deferrals that were accumulated during and prior to the last recession. The State has indicated that it believes that there is a threat of another recession. Even absent a recession, adverse economic or market events could negatively affect State and local tax revenues. Meanwhile, the State faces mounting healthcare and retirement costs, including substantial unfunded pension and other post-employment liabilities. Wildfires, drought and other extreme weather events, which are expected to increase in frequency and intensity, impose a significant financial burden on State and local governments. Changes in federal law or regulation, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. An undercount in the 2020 Census could particularly disadvantage the State when federal funds and legislative seats are apportioned, as a disproportionately high “hard-to-count” population. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of California may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to

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higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event). The fund would also be subject to the risk of loss on any securities segregated to cover the fund’s expenses under the swap.
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect

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correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the Fund may not be considered the owner of a TOB for federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired

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level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and California State personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or California State personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular federal income tax and/or California State personal income tax, and distributions of any capital gains generally will be subject to regular federal income and California State personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than California that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. ETFs are a type of investment company and are subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities

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that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Investment in other investment companies risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by LMPFA or its affiliates through waivers).
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Western Asset Intermediate Maturity California Municipals Fund	21

Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/mutualfunds (click on the name of the fund) no sooner than 8 business days following the month-end.

22	Western Asset Intermediate Maturity California Municipals Fund

More on fund management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2021, LMPFA’s total assets under management were approximately $235.1 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2021, the total assets under management of Western Asset and its supervised affiliates were approximately $487.4 billion.
LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2021, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.58 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

Investment professional	Title and recent biography	Investment professional of the fund since
S. Kenneth Leech	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2014*
Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2006
David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	1998

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.
For the fiscal year ended November 30, 2021, the fund paid LMPFA an effective management fee of 0.42% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended May 31, 2020.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2023, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that

Western Asset Intermediate Maturity California Municipals Fund	23

would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Western Asset Intermediate Maturity California Municipals Fund

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	0.50% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	None	None	0.75% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A on the next monthly conversion processing date (generally, the fifteenth day of the month) after the shares have been held for 8 years from the purchase date; please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor	No

Western Asset Intermediate Maturity California Municipals Fund	25

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and certain individuals affiliated with Legg Mason
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i) if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii) none for certain fee-based programs
	None	None	None	Class I shares of funds sold by the Distributor	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i) if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii) none for certain fee-based programs
	None	None	None	Class IS shares of funds sold by the Distributor	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee-based programs, you should contact your Service Agent that sponsors the fee-based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

26	Western Asset Intermediate Maturity California Municipals Fund

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class FI, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

Western Asset Intermediate Maturity California Municipals Fund	27

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.25
$100,000 but less than $250,000	1.50	1.52	1.50
$250,000 or more[1]	-0-	-0-	up to 0.50

[1]
The Distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front-end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%. Please see “Contingent deferred sales charges—Class A shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason or Franklin Templeton; and (ii) units of a Section 529 Plan managed by Legg Mason or Franklin Templeton. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

28	Western Asset Intermediate Maturity California Municipals Fund

•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front-end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13-month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13-month term of the Letter of Intent. If the full amount is not purchased during the 13-month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front-end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Legg Mason or Franklin Templeton fund; and

4.	Employees of Franklin Resources and its subsidiaries.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877-6LM-FUND/656-3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Western Asset Intermediate Maturity California Municipals Fund	29

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.
Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 8-year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges – Class A shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	when you exchange shares for shares of the same share class of another fund sold by the Distributor;
2.	on shares representing reinvested distributions and dividends; and
3.	on shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	on payments made through certain systematic withdrawal plans;
2.	for involuntary redemptions of small account balances;
3.	for 12 months following the death or disability of a shareholder; and
4.	on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission.

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To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Western Asset Intermediate Maturity California Municipals Fund	31

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877-6LM-FUND/656-3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.
Additional information about purchases
If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, credit card convenience checks, pre-paid debit cards, non-

32	Western Asset Intermediate Maturity California Municipals Fund

bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

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Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877-6LM-FUND/656-3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877-6LM-FUND/656-3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

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By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity California Municipals Fund	35

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

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By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877-6LM-FUND/656-3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate Maturity California Municipals Fund	37

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $100,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.
When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

38	Western Asset Intermediate Maturity California Municipals Fund

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877-6LM-FUND/656-3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 or $250 for retirement plans that are not employer-sponsored for any reason (including

Western Asset Intermediate Maturity California Municipals Fund	39

solely due to declines in net asset value and/or failure to invest at least $500 or $250 for retirement plans that are not employer-sponsored within a reasonable period). You will be notified in writing and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) employer-sponsored retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

40	Western Asset Intermediate Maturity California Municipals Fund

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Revocation of trades. While the fund reserves the right to reject any purchase order for any reason, the fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the fund’s Frequent Trading Policy.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Western Asset Intermediate Maturity California Municipals Fund	41

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	California personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on California municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
For personal income tax purposes, California does not provide reduced tax rates for dividends and long-term capital gains.
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term

42	Western Asset Intermediate Maturity California Municipals Fund

capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Western Asset Intermediate Maturity California Municipals Fund	43

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology. The fund’s fair value policies and procedures and valuation practices may be subject to change as a result of new Rule 2a-5 under the Investment Company Act of 1940, as amended. However, no material changes to the fair valuation methodologies are currently anticipated.

44	Western Asset Intermediate Maturity California Municipals Fund

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI or Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended November 30, 2017 or later, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended November 30, 2017 was audited by another independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/764624/000119312522017001/d242569dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.90	$8.89	$8.57	$8.73	$8.69

Income (loss) from operations:
Net investment income	0.16	0.17	0.22	0.26	0.25
Net realized and unrealized gain (loss)	0.04	0.01[2]	0.33	(0.16)	0.04
Total income from operations	0.20	0.18	0.55	0.10	0.29

Less distributions from:
Net investment income	(0.16)	(0.17)	(0.23)	(0.26)	(0.25)
Total distributions	(0.16)	(0.17)	(0.23)	(0.26)	(0.25)

Net asset value, end of year	$8.94	$8.90	$8.89	$8.57	$8.73
Total return[3]	2.28%	2.04%	6.46%	1.11%	3.40%

Net assets, end of year (000s)	$86,806	$85,928	$89,418	$61,019	$74,463

Ratios to average net assets:
Gross expenses	0.84%	0.84%	0.84%	0.88%	0.80%
Net expenses[4,5]	0.75	0.75	0.75	0.75	0.75
Net investment income	1.81	1.92	2.53	2.97	2.89

Portfolio turnover rate	21%	44%	33%	31%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

Western Asset Intermediate Maturity California Municipals Fund	45

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.88	$8.88	$8.56	$8.72	$8.68

Income (loss) from operations:
Net investment income	0.11	0.11	0.16	0.20	0.20
Net realized and unrealized gain (loss)	0.05	0.01 [2]	0.34	(0.16)	0.04
Total income from operations	0.16	0.12	0.50	0.04	0.24

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.18)	(0.20)	(0.20)
Total distributions	(0.11)	(0.12)	(0.18)	(0.20)	(0.20)

Net asset value, end of year	$8.93	$8.88	$8.88	$8.56	$8.72
Total return[3]	1.79%	1.34%	5.83%	0.50%	2.79%

Net assets, end of year (000s)	$40,303	$36,338	$142,949	$70,412	$108,720

Ratios to average net assets:
Gross expenses	1.39%	1.40%	1.40%	1.44%	1.36%
Net expenses[4,5]	1.35	1.35	1.35	1.35	1.35
Net investment income	1.20	1.26	1.87	2.36	2.29

Portfolio turnover rate	21%	44%	33%	31%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

46	Western Asset Intermediate Maturity California Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.93	$8.92	$8.60	$8.76	$8.72

Income (loss) from operations:
Net investment income	0.18	0.18	0.24	0.27	0.27
Net realized and unrealized gain (loss)	0.04	0.01[2]	0.32	(0.16)	0.04
Total income from operations	0.22	0.19	0.56	0.11	0.31

Less distributions from:
Net investment income	(0.18)	(0.18)	(0.24)	(0.27)	(0.27)
Total distributions	(0.18)	(0.18)	(0.24)	(0.27)	(0.27)

Net asset value, end of year	$8.97	$8.93	$8.92	$8.60	$8.76
Total return[3]	2.43%	2.20%	6.61%	1.26%	3.56%

Net assets, end of year (000s)	$38,126	$38,327	$38,546	$35,478	$33,052

Ratios to average net assets:
Gross expenses	0.71%	0.70%	0.70%	0.72%	0.68%
Net expenses[4,5]	0.60	0.60	0.60	0.60	0.60
Net investment income	1.96	2.07	2.72	3.13	3.04

Portfolio turnover rate	21%	44%	33%	31%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

Western Asset Intermediate Maturity California Municipals Fund	47

Appendix: Waivers and Discounts Available from Certain Service Agents
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Effective June 30, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the

Western Asset Intermediate Maturity California Municipals Fund	A‑1

purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
AMERIPRISE FINANCIAL
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to a front-end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.

A‑2	Western Asset Intermediate Maturity California Municipals Fund

Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Western Asset Intermediate Maturity California Municipals Fund	A‑3

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (ROA)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

A‑4	Western Asset Intermediate Maturity California Municipals Fund

Other Important Information Regarding Transactions Through Edward Jones
1.1 Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
1.2 Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or letter of intent (LOI)
1.3 Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Western Asset Intermediate Maturity California Municipals Fund	A‑5

OPPENHEIMER & CO. INC.
Effective May 15th, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

A‑6	Western Asset Intermediate Maturity California Municipals Fund

•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13-month period of time
WAIVERS SPECIFIC TO STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or Statement of Additional Information (“SAI”) still apply.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases Through PFSI
Effective on or after May 8, 2021, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS Platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

•
Any SEP IRA plan or SIMPLE IRA plan on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).

Western Asset Intermediate Maturity California Municipals Fund	A‑7

Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan and/or SIMPLE IRA plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account. Shareholders of Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to redeem shares from either of those fund families and reinvest the proceeds in the other fund family at NAV or net asset value.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanging between Franklin Templeton and Legg Mason Funds

•	Clients of PFSI that purchase Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to exchange from one of those fund families to the other at NAV or net asset value.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.

A‑8	Western Asset Intermediate Maturity California Municipals Fund

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset Intermediate Maturity California Municipals Fund	A‑9

Legg Mason Funds Privacy and Security Notice
Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds
This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 877-6LM-FUND/656-3863. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Legg Mason California Consumer Privacy Act Policy
Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).
In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.
You also have the right to request the deletion of the personal information collected or maintained by the Funds.
If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.
We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.
For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.
Contact Information
Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202
Email: DataProtectionOfficer@franklintempleton.com
Phone: 1-800-396-4748
Revised October 2020

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset
Intermediate Maturity California Municipals Fund
You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Investment Company Act
file no. 811-04254)
FD0248ST 03/22

Prospectus     March 31, 2022

Share class (Symbol): A (IMNYX), C (SINLX), FI (—), I (LMIIX), IS (SNYSX)

WESTERN ASSET
INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 27 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 84 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses	0.19	0.15	0.32[6]	0.20	0.12[6]
Total annual fund operating expenses	0.84	1.40	1.07	0.70	0.62
Fees waived and/or expenses reimbursed[7]	(0.09)	(0.05)	(0.22)	(0.10)	(0.07)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.35	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class—Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

2	Western Asset Intermediate Maturity New York Municipals Fund

[6]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	300	478	672	1,231
Class C (with or without redemption at end of period)	137	438	761	1,523
Class FI (with or without redemption at end of period)	87	319	570	1,288
Class I (with or without redemption at end of period)	61	214	380	861
Class IS (with or without redemption at end of period)	56	191	338	767
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the federal alternative minimum tax.
New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.
The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-

Western Asset Intermediate Maturity New York Municipals Fund	3

backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the

4	Western Asset Intermediate Maturity New York Municipals Fund

value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk. The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in New York municipal securities. When a fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the

Western Asset Intermediate Maturity New York Municipals Fund	5

fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to federal income and New York State and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

6	Western Asset Intermediate Maturity New York Municipals Fund

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset Intermediate Maturity New York Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (12/31/2020): 2.88     Worst Quarter (12/31/2016): (3.49)

Average annual total returns (%)
(for periods ended December 31, 2021)

Class A	1 year	5 years	10 years
Return before taxes	0.70	2.77	2.45
Return after taxes on distributions	0.70	2.77	2.44
Return after taxes on distributions and sale of fund shares	1.15	2.72	2.52

Other Classes (Return before taxes only)
Class C	2.36	2.64	2.08
Class I	3.14	3.41	2.84
Bloomberg New York Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.79	3.33	2.83
Lipper New York Intermediate Municipal Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)	1.09	2.74	2.31
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

8	Western Asset Intermediate Maturity New York Municipals Fund

Management
Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

S. Kenneth Leech	Chief Investment Officer	2014*

Robert E. Amodeo	Head of Municipals	2006

David T. Fare	Portfolio Manager	2004

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877-6LM-FUND/656-3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund intends to distribute income that is generally exempt from regular federal income and New York State and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Western Asset Intermediate Maturity New York Municipals Fund	9

Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset Intermediate Maturity New York Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “New York municipal securities,” or other investments with similar economic characteristics.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.
The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
New York municipal securities
New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New York State and New York City personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and New York State and New York City personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New York State and New York City personal income taxes.

Western Asset Intermediate Maturity New York Municipals Fund	11

Maturity
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the fund’s subadviser, by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.
If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

12	Western Asset Intermediate Maturity New York Municipals Fund

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value.
The fund’s subadviser may choose not to make use of derivatives.
Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or New York State or New York City personal income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and are considered a form of borrowing.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock,

Western Asset Intermediate Maturity New York Municipals Fund	13

depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Financial Industry Regulatory Authority (“FINRA”) rules impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

14	Western Asset Intermediate Maturity New York Municipals Fund

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security,

Western Asset Intermediate Maturity New York Municipals Fund	15

the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk. The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain

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speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the outbreak of the novel coronavirus (COVID-19) and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. The effects of this outbreak could affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in New York municipal securities. When the fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. As the City of New York serves as the heart of the nation’s financial services industry, the overall level of financial market activity and volatility in U.S. equity markets pose a particularly large degree of uncertainty for the State. State and local tax revenues could be adversely affected by factors such as depressed levels of financial market activity, slow economic growth, increased interest rates, disruption of trade flow due to tariffs, changes in the relative strength of the U.S. dollar, fluctuations in energy prices, changes in real estate markets, and lower than projected employment and income levels. Health care costs and the State’s retirement benefit costs and pension liabilities continue to increase. Changes in federal law or regulation, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New York often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New York may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event). The fund would also be subject to the risk of loss on any securities segregated to cover the fund’s expenses under the swap.
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the

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underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the Fund may not be considered the owner of a TOB for federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Transportation bond risk. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their

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obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New York State and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular federal income tax and/or New York State and New York City personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and New York State and New York City personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New York that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. ETFs are a type of investment company and are subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but

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before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Investment in other investment companies risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by LMPFA or its affiliates through waivers).
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/mutualfunds (click on the name of the fund) no sooner than 8 business days following the month-end.

Western Asset Intermediate Maturity New York Municipals Fund	21

More on fund management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2021, LMPFA’s total assets under management were approximately $235.1 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2021, the total assets under management of Western Asset and its supervised affiliates were approximately $487.4 billion.
LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2021, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.58 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

Investment professional	Title and recent biography	Investment professional of the fund since
S. Kenneth Leech	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2014*
Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2006
David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2004

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.
For the fiscal year ended November 30, 2021, the fund paid LMPFA an effective management fee of 0.42% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended May 31, 2020.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.35% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2023, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that

22	Western Asset Intermediate Maturity New York Municipals Fund

would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset Intermediate Maturity New York Municipals Fund	23

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except : (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	0.50% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee-based programs	None	None	0.75% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A on the next monthly conversion processing date (generally, the fifteenth day of the month) after the shares have been held for 8 years from the purchase date; please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor	No

24	Western Asset Intermediate Maturity New York Municipals Fund

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and certain individuals affiliated with Legg Mason
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i) if investing through a Systematic Investment Plan,
$25;
(ii) if an individual investor
$1,000; and
(iii) none for certain fee-
based programs
	None	None	None	Class I shares of funds sold by the Distributor	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i) if investing through a
Systematic Investment Plan,
$25;
(ii) if an individual investor
$1,000; and
(iii) none for certain fee-
based programs
	None	None	None	Class IS shares of funds sold by the Distributor	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee-based programs, you should contact your Service Agent that sponsors the fee-based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

Western Asset Intermediate Maturity New York Municipals Fund	25

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS

Individual Investors	✓	✓		✓[2,3]	✓[2]

Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]

Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class FI, Class I or Class IS shares through a no-load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

26	Western Asset Intermediate Maturity New York Municipals Fund

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front-end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.25
$100,000 but less than $250,000	1.50	1.52	1.50
$250,000 or more[1]	-0-	-0-	up to 0.50

[1]
The Distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front-end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%. Please see “Contingent deferred sales charges—Class A shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason or Franklin Templeton; and (ii) units of a Section 529 Plan managed by Legg Mason or Franklin Templeton. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

Western Asset Intermediate Maturity New York Municipals Fund	27

•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front-end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13-month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13-month term of the Letter of Intent. If the full amount is not purchased during the 13-month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front-end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Legg Mason or Franklin Templeton fund; and

4.	Employees of Franklin Resources and its subsidiaries.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877-6LM-FUND/656-3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

28	Western Asset Intermediate Maturity New York Municipals Fund

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.
Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 8-year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges — Class A shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	when you exchange shares for shares of the same share class of another fund sold by the Distributor;
2.	on shares representing reinvested distributions and dividends; and
3.	on shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	on payments made through certain systematic withdrawal plans;
2.	for involuntary redemptions of small account balances;
3.	for 12 months following the death or disability of a shareholder; and
4.	on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission.

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To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

30	Western Asset Intermediate Maturity New York Municipals Fund

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877-6LM-FUND/656-3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.
Additional information about purchases
If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, credit card convenience checks, pre-paid debit cards, non-

Western Asset Intermediate Maturity New York Municipals Fund	31

bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

32	Western Asset Intermediate Maturity New York Municipals Fund

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877-6LM-FUND/656-3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877-6LM-FUND/656-3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

Western Asset Intermediate Maturity New York Municipals Fund	33

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

34	Western Asset Intermediate Maturity New York Municipals Fund

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

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By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877-6LM-FUND/656-3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

36	Western Asset Intermediate Maturity New York Municipals Fund

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $100,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.
When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset Intermediate Maturity New York Municipals Fund	37

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877-6LM-FUND/656-3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 or $250 for retirement plans that are not employer-sponsored for any reason (including

38	Western Asset Intermediate Maturity New York Municipals Fund

solely due to declines in net asset value and/or failure to invest at least $500 or $250 for retirement plans that are not employer-sponsored within a reasonable period). You will be notified in writing and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) employer-sponsored retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

Western Asset Intermediate Maturity New York Municipals Fund	39

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Revocation of trades. While the fund reserves the right to reject any purchase order for any reason, the fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the fund’s Frequent Trading Policy.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

40	Western Asset Intermediate Maturity New York Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and
•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York State and New York City personal income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New York personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New York municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
For personal income tax purposes, New York does not provide reduced tax rates for dividends and long-term capital gains.
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term

Western Asset Intermediate Maturity New York Municipals Fund	41

capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

42	Western Asset Intermediate Maturity New York Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology. The fund’s fair value policies and procedures and valuation practices may be subject to change as a result of new Rule 2a-5 under the Investment Company Act of 1940, as amended. However, no material changes to the fair valuation methodologies are currently anticipated.

Western Asset Intermediate Maturity New York Municipals Fund	43

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI or Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended November 30, 2017 or later, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended November 30, 2017 was audited by another independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/764624/000119312522016999/d269480dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.73	$8.72	$8.41	$8.55	$8.64

Income (loss) from operations:
Net investment income	0.16	0.19	0.24	0.26	0.27
Net realized and unrealized gain (loss)	0.17	0.01 [2]	0.31	(0.14)	(0.09)
Total income from operations	0.33	0.20	0.55	0.12	0.18

Less distributions from:
Net investment income	(0.16)	(0.19)	(0.24)	(0.26)	(0.27)
Total distributions	(0.16)	(0.19)	(0.24)	(0.26)	(0.27)

Net asset value, end of year	$8.90	$8.73	$8.72	$8.41	$8.55
Total return[3]	3.84%	2.34%	6.64%	1.45%	2.11%

Net assets, end of year (000s)	$101,301	$88,289	$95,118	$82,728	$105,822

Ratios to average net assets:
Gross expenses	0.84%	0.84%	0.84%	0.86%	0.77%
Net expenses[4,5]	0.75	0.75	0.75	0.75	0.75
Net investment income	1.84	2.21	2.80	3.12	3.14

Portfolio turnover rate	20%	28%	31%	23%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

44	Western Asset Intermediate Maturity New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.74	$8.73	$8.41	$8.56	$8.65

Income (loss) from operations:
Net investment income	0.11	0.14	0.19	0.21	0.22
Net realized and unrealized gain (loss)	0.17	0.01 [2]	0.32	(0.15)	(0.09)
Total income from operations	0.28	0.15	0.51	0.06	0.13

Less distributions from:
Net investment income	(0.11)	(0.14)	(0.19)	(0.21)	(0.22)
Total distributions	(0.11)	(0.14)	(0.19)	(0.21)	(0.22)

Net asset value, end of year	$8.91	$8.74	$8.73	$8.41	$8.56
Total return[3]	3.22%	1.73%	6.00%	0.84%	1.50%

Net assets, end of year (000s)	$25,770	$32,352	$49,519	$43,914	$61,349

Ratios to average net assets:
Gross expenses	1.40%	1.41%	1.42%	1.44%	1.38%
Net expenses[4,5]	1.35	1.35	1.35	1.35	1.35
Net investment income	1.25	1.62	2.20	2.52	2.54

Portfolio turnover rate	20%	28%	31%	23%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate Maturity New York Municipals Fund	45

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.72	$8.71	$8.40	$8.54	$8.63

Income (loss) from operations:
Net investment income	0.18	0.20	0.26	0.28	0.29
Net realized and unrealized gain (loss)	0.17	0.01 [2]	0.31	(0.15)	(0.09)
Total income from operations	0.35	0.21	0.57	0.13	0.20

Less distributions from:
Net investment income	(0.18)	(0.20)	(0.26)	(0.27)	(0.29)
Total distributions	(0.18)	(0.20)	(0.26)	(0.27)	(0.29)

Net asset value, end of year	$8.89	$8.72	$8.71	$8.40	$8.54
Total return[3]	4.00%	2.50%	6.80%	1.60%	2.26%

Net assets, end of year (000s)	$38,576	$31,841	$39,041	$40,723	$51,685

Ratios to average net assets:
Gross expenses	0.70%	0.71%	0.71%	0.71%	0.68%
Net expenses[4,5]	0.60	0.60	0.60	0.60	0.60
Net investment income	1.99	2.37	2.96	3.27	3.29

Portfolio turnover rate	20%	28%	31%	23%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

46	Western Asset Intermediate Maturity New York Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Effective June 30, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the

Western Asset Intermediate Maturity New York Municipals Fund	A‑1

purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
AMERIPRISE FINANCIAL
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to a front-end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.

A‑2	Western Asset Intermediate Maturity New York Municipals Fund

Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Western Asset Intermediate Maturity New York Municipals Fund	A‑3

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (ROA)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

A‑4	Western Asset Intermediate Maturity New York Municipals Fund

Other Important Information Regarding Transactions Through Edward Jones
1.1 Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
1.2 Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or letter of intent (LOI)
1.3 Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Western Asset Intermediate Maturity New York Municipals Fund	A‑5

OPPENHEIMER & CO. INC.
Effective May 15th, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front-End Sales Charge Waivers on Class A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

A‑6	Western Asset Intermediate Maturity New York Municipals Fund

•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13-month period of time
WAIVERS SPECIFIC TO STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or Statement of Additional Information (“SAI”) still apply.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases Through PFSI
Effective on or after May 8, 2021, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS Platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

•
Any SEP IRA plan or SIMPLE IRA plan on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).

Western Asset Intermediate Maturity New York Municipals Fund	A‑7

Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan and/or SIMPLE IRA plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account. Shareholders of Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to redeem shares from either of those fund families and reinvest the proceeds in the other fund family at NAV or net asset value.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanging between Franklin Templeton and Legg Mason Funds

•	Clients of PFSI that purchase Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to exchange from one of those fund families to the other at NAV or net asset value.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.

A‑8	Western Asset Intermediate Maturity New York Municipals Fund

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset Intermediate Maturity New York Municipals Fund	A‑9

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds
This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 877-6LM-FUND/656-3863. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Legg Mason California Consumer Privacy Act Policy
Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).
In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.
You also have the right to request the deletion of the personal information collected or maintained by the Funds.
If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.
We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.
For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.
Contact Information
Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202
Email: DataProtectionOfficer@franklintempleton.com
Phone: 1-800-396-4748
Revised October 2020

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset
Intermediate Maturity New York Municipals Fund

You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-04254) FD0247ST 03/22

Prospectus     March 31, 2022

Share class (Symbol): A (SLMMX), C (SMALX), FI (—), I (LHMIX), IS (LHISX)

WESTERN ASSET
MASSACHUSETTS MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as is consistent with the preservation of principal.

Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 27 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 84 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.
If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b‑1) fees	0.15	0.70	0.25	None	None
Other expenses	0.26	0.25	0.39[6]	0.29	0.19[6]
Total annual fund operating expenses	0.91	1.45	1.14	0.79	0.69
Fees waived and/or expenses reimbursed[7]	(0.16)	(0.15)	(0.29)	(0.19)	(0.14)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.30	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]
You may buy Class A shares in amounts of $250,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

2	Western Asset Massachusetts Municipals Fund

[6]	Other expenses for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	498	687	892	1,483
Class C (with redemption at end of period)	232	443	777	1,575
Class C (without redemption at end of period)	132	443	777	1,575
Class FI (with or without redemption at end of period)	87	334	601	1,362
Class I (with or without redemption at end of period)	61	233	419	958
Class IS (with or without redemption at end of period)	56	207	371	846
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is exempt from regular federal income tax and Massachusetts state personal income taxes. The fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the federal alternative minimum tax.
Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser) but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities which have remaining maturities at the time of purchase from one to more than thirty years.
The fund may also invest in securities of other open‑end or closed‑end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Western Asset Massachusetts Municipals Fund	3

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID‑19, has resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID‑19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID‑19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets to address the COVID‑19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID‑19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of COVID‑19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk. The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct

4	Western Asset Massachusetts Municipals Fund

Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non‑subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Tender option bond risk. Tender option bond (“TOB”) transactions expose the fund to leverage and credit risk, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the

Western Asset Massachusetts Municipals Fund	5

proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Tax risk. The income on the fund’s municipal securities could become subject to federal income or Massachusetts state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. The fund will pay brokerage commissions in connection with the purchase and sales of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer

6	Western Asset Massachusetts Municipals Fund

data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset Massachusetts Municipals Fund	7

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/mutualfunds (select fund and share class), or by calling the fund at 877‑6LM‑FUND/656‑3863.
The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (03/31/2014): 3.74    Worst Quarter (12/31/2016): (4.64)

Average annual total returns (%)
(for periods ended December 31, 2021)

Class A	1 year	5 years	10 years
Return before taxes	(2.23)	2.50	2.69
Return after taxes on distributions	(2.23)	2.50	2.69
Return after taxes on distributions and sale of fund shares	(0.63)	2.52	2.76

Other Classes (Return before taxes only)
Class C	0.60	2.87	2.59
Class I	2.32	3.57	3.30
Bloomberg Massachusetts Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.94	3.91	3.44
Lipper Massachusetts Municipal Debt Funds Average (reflects fees and expenses but no deduction for sales charges or taxes)	1.28	3.32	3.07
The after‑tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

8	Western Asset Massachusetts Municipals Fund

Management
Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser: Western Asset Management Company, LLC (“Western Asset”)
Investment professionals: Primary responsibility for the day‑to‑day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

S. Kenneth Leech	Chief Investment Officer	2014*

Robert E. Amodeo	Head of Municipals	2006

David T. Fare	Portfolio Manager	2006

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
Purchase and sale of fund shares
You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Class FI shares are not available for purchase through Distributor Accounts.
[3]	Available to investors investing directly with the fund.
[4]
Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]
Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877‑6LM‑FUND/656‑3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.
Tax information
The fund intends to distribute income that is generally exempt from regular federal income and Massachusetts state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Western Asset Massachusetts Municipals Fund	9

Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset Massachusetts Municipals Fund

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics.
The fund’s 80% investment policy may not be changed without shareholder approval.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
Massachusetts municipal securities
Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and Massachusetts state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax‑exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and Massachusetts personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or Massachusetts personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.
Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and Massachusetts state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Massachusetts.
Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and Massachusetts personal income taxes.

Western Asset Massachusetts Municipals Fund	11

Maturity
Although the fund may invest in securities of any maturity, the fund primarily focuses on intermediate- and long-term municipal securities. The fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.
If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub‑categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non‑hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value.
The fund’s subadviser may choose not to make use of derivatives.
Other fixed income securities
Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the

12	Western Asset Massachusetts Municipals Fund

maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Tender option bonds
In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The fund may invest in both TOB Floaters and TOB Residuals. The fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund. TOB Floater holders typically receive interest payments based on short-term rates that are reset periodically and may tender the TOB Floater to the TOB Trust at par plus accrued interest. As consideration for providing the tender option and other services, the TOB Trust administrative agent, trustee and/or liquidity provider receive periodic fees. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the fund and may be invested in additional securities. TOB Residual holders are entitled to the portion, if any after TOB Trust expenses, of interest payments received by the TOB Trust that is not payable to TOB Floater holders, and may bear the risk that the Fixed-Rate Bond may decline in value. The TOB Residuals are inverse floaters, as the return on those bonds is inversely related to changes in an interest rate on the TOB Floaters. The distributions on the TOB Residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Other TOB Residuals issued by a TOB Trust may be senior to the TOB Residuals held by the fund. The fund may enter into TOB transactions on either a non‑recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. TOB transactions create leverage to the extent the fund invests the net proceeds of the TOB Floaters in additional securities and are considered a form of borrowing.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over‑the‑counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Western Asset Massachusetts Municipals Fund	13

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay‑in‑kind and deferred interest securities
Zero coupon, pay‑in‑kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay‑in‑kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay‑in‑kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay‑in‑kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non‑cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Financial Industry Regulatory Authority (“FINRA”) rules impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions.
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or

14	Western Asset Massachusetts Municipals Fund

other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•
Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non‑U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign

Western Asset Massachusetts Municipals Fund	15

central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID‑19, has resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID‑19 pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID‑19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets to address the COVID‑19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID‑19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of COVID‑19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk. The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non‑subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non‑subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors,

16	Western Asset Massachusetts Municipals Fund

such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the outbreak of the novel coronavirus (COVID‑19) and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. The effects of this outbreak could affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Risks associated with focusing on investments in Massachusetts municipal securities. The fund focuses its investments on Massachusetts municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Massachusetts municipal issuers. Employment levels, personal income and home prices contribute significantly to Massachusetts tax revenues, and the Commonwealth could suffer from declines in these or other sources of revenue. The Commonwealth’s income tax rate has been reduced in recent years following scheduled reductions, and, if certain conditions are met, further reductions may have an additional negative impact on state revenues. Meanwhile, certain state expenditures such as health care costs and the Commonwealth’s retirement benefit costs and pension liabilities continue to increase. Changes in federal law or regulation, federal budgetary changes, trade disputes or other actions may lead to reductions in federal spending. Reductions in federal funding or other changes that increase state spending could place additional strain on the Commonwealth and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in the Commonwealth often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Massachusetts municipal securities to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of Massachusetts may be found in the SAI.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over‑the‑counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are

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generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event). The fund would also be subject to the risk of loss on any securities segregated to cover the fund’s expenses under the swap.
The absence of a central exchange or market for over‑the‑counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over‑the‑counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

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Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non‑redeeming shareholders to material losses.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Tender option bond risk. TOB transactions expose the fund to credit risk, may involve the use of leverage by the fund, and generally involve greater risk than direct investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive in connection with a TOB transaction (“inverse floaters”) vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage risk to the extent that the fund uses the proceeds that it receives from a TOB transaction to invest in other securities. The fund’s investment in a TOB transaction will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for such inverse floaters can be volatile and can have limited liquidity. Investments in inverse floaters issued in TOB transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. TOB transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund. For example, the Fund may not be considered the owner of a TOB for federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from federal income tax. Certain TOBs may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax‑exempt status. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying municipal bond or security defaults on interest payments.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non‑investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
University and college bonds risk. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income or Massachusetts state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the

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issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or Massachusetts state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.
Some of the fund’s income distributions may be subject to regular federal income tax and/or Massachusetts state personal income tax, and distributions of any capital gains generally will be subject to regular federal income and potentially Massachusetts state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than Massachusetts that impose such taxes.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.
Investing in ETFs risk. ETFs are a type of investment company and are subject to the risks of investing in other investment companies. Investing in securities issued by ETFs also involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to management fees and other expenses that the fund bears directly in connection with its own operations. Certain ETFs are also subject to portfolio management risk. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non‑U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Investment in other investment companies risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by LMPFA or its affiliates through waivers).
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.

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Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. The fund also does not qualify for the special tax treatment or related accounting methods accorded money market funds under Treasury regulations. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.franklintempleton.com/mutualfunds (click on the name of the fund) no sooner than 8 business days following the month‑end.

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More on fund management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2021, LMPFA’s total assets under management were approximately $235.1 billion.
Western Asset Management Company, LLC (“Western Asset”) provides the day‑to‑day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2021, the total assets under management of Western Asset and its supervised affiliates were approximately $487.4 billion.
LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.
LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2021, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.58 trillion.
Investment professionals
Primary responsibility for the day‑to‑day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

Investment professional	Title and recent biography	Investment professional of the fund since

S. Kenneth Leech	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2014*

Robert E. Amodeo	Head of Municipals and has been employed by Western Asset as an investment professional for at least the past five years.	2006

David T. Fare	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2006

*	In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.50% of the fund’s average daily net assets up to and including $500 million; and 0.48% of the fund’s average daily net assets over $500 million.
For the fiscal year ended November 30, 2021, the fund paid LMPFA an effective management fee of 0.33% of the fund’s average daily net assets for management services.
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended May 31, 2020.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.75% for Class A shares, 1.30% for Class C shares, 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2023, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’

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total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b‑1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to the Distributor, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, the Distributor and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset Massachusetts Municipals Fund	23

Choosing a share class
The fund offers multiple share classes. Each share class represents an investment in the same portfolio of securities, but each has different availability (for example, not all Service Agents offer all share classes), eligibility criteria, expense structures and arrangements for shareholder services or distribution, allowing you to choose the class that best meets your needs. You should read this section carefully and speak with your Service Agent (if applicable) to determine which share class is most appropriate for you. When choosing the appropriate share class, you should consider the following factors:

•	the amount you plan to invest;
•	the length of time you expect to own the shares;
•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell fund shares and expenses that are paid out of fund assets over time;
•	whether you qualify for any reduction or waiver of the sales charge;
•	the availability of the share class;
•	the services that will be available to you and whether you meet any eligibility criteria; and
•	the amount of compensation that your Service Agent will receive.
For example, when choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front‑end sales charge and service fees you would pay for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front‑end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.
Generally speaking, Class A shares have lower annual operating expenses than Class C shares but not as low as Class I/Class IS shares. Overall, Class IS shares generally have the lowest annual expenses of all share classes.
More information about the fund’s classes of shares is available through the fund’s website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges.
The fund’s shares are distributed by Franklin Distributors.
Share class features summary
The following table summarizes key features of the fund’s share classes. In addition, you should read carefully this Prospectus, including the fee table and the expense example at the front of this Prospectus before choosing your share class. If you are not purchasing shares directly from the fund, you should contact your Service Agent for help choosing a share class that may be appropriate for you. Capitalized terms used in the table have the definition given to them in this Prospectus.

	Minimum initial investments[1]	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service (12b‑1) fees	Exchange privilege[2]	Conversion to Class A shares

Class A	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $250,000 or more	1.00% on purchases of $250,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the Distributor	N/A

Class C	Generally, $1,000 for all accounts except: (i) $25 if establishing a Systematic Investment Plan; and (ii) none for certain fee‑based programs	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the Distributor	Yes; generally converts to Class A on the next monthly conversion processing date (generally, the fifteenth day of the month) after the shares have been held for 8 years from the purchase date; please consult your Service Agent for more information

Class FI	None	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the Distributor	No

24	Western Asset Massachusetts Municipals Fund

Class I
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor and certain individuals affiliated with Legg Mason
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i) if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii) none for certain fee‑based programs
	None	None	None	Class I shares of funds sold by the Distributor	No

Class IS
•  $1,000,000;
•  Waived for certain Service Agents with arrangements with the Distributor
•  However, investors investing through a Service Agent acting as agent on behalf of its customers will be subject to the following minimums:
(i) if investing through a Systematic Investment Plan, $25;
(ii) if an individual investor $1,000; and
(iii) none for certain fee‑based programs
	None	None	None	Class IS shares of funds sold by the Distributor	No

[1]
Please note that the minimum initial investment amount must be met on a per class basis. In addition, your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

[2]
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and that you are eligible to invest in such shares. For investors investing through fee‑based programs, you should contact your Service Agent that sponsors the fee‑based program to request an exchange. In addition, you may exchange shares of the fund for another share class of the same fund if you meet the eligibility requirements of that particular class. Please contact your Service Agent or the fund about funds available for exchange.

Western Asset Massachusetts Municipals Fund	25

Share class availability
You may buy shares of the fund either directly from the fund or through a Service Agent. Please note that your Service Agent may not offer all classes of shares since each Service Agent determines which share class(es) to make available to its clients. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time. Certain Service Agents may impose their own investment fees and maintain their own practices for purchasing and selling fund shares, including higher or lower investment minimums or none at all; these practices are not described in this Prospectus or the SAI and will depend on the policies, procedures and trading platforms of the Service Agent. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class.
Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards as stated in this Prospectus. In certain cases, this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been incurred. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.
Please contact your Service Agent about the availability of fund shares, the shareholder services it provides for each class, the compensation it receives in connection with the sale of each share class and the Service Agent’s practices and other information.
The following table provides information on the availability of each share class based on investor type, subject to the share class’ eligibility requirements. Your Service Agent can help you determine which share class is appropriate for you. The fund reserves the right to modify or waive the eligibility policies for share class availability at any time.

	A	C1	FI1	I	IS
Individual Investors	✓	✓		✓[2,3]	✓[2]
Clients of Eligible Financial Intermediaries	✓	✓	✓	✓[4]	✓[4]
Institutional Investors	✓	✓		✓	✓

[1]	Shares are not available for purchase through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”).
[2]
Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

[3]
Class I shares may be purchased directly from the fund by the following persons: (i) current employees of the manager and its affiliates; (ii) former employees of the manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

[4]
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee‑based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I or Class IS shares, among other share classes. In such cases your ability to hold Class I or Class IS shares may be premised on your continuing participation in a fee‑based advisory or mutual fund wrap program. Your Service Agent may reserve the right to redeem your Class I or Class IS shares or exchange your Class I or Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee‑based advisory or mutual fund wrap program and are no longer eligible for Class I or Class IS shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Clients of Eligible Financial Intermediaries include: investors who invest in the fund through Service Agents that (a) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the Distributor to offer Class A, Class C, Class FI, Class I or Class IS shares through a no‑load network or platform (including college savings vehicles) (“Eligible Investment Programs”). These investors may include (i) investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”); (ii) pension and profit sharing plans; (iii) other employee benefit trusts; (iv) endowments; (v) foundations; (vi) corporations; (vii) college savings vehicles such as Section 529 plans; and (viii) direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.
Institutional Investors may include: (i) corporations; (ii) banks; (iii) trust companies; (iv) insurance companies; (v) investment companies; (vi) foundations; (vii) endowments; and (viii) other similar entities. The Distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
To visit the website, go to www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”

26	Western Asset Massachusetts Municipals Fund

Additional information about each share class
Class A shares
The public offering price of Class A shares is the net asset value per share plus the applicable sales charge, unless you qualify for a sales charge waiver.
Sales charges
The following table shows the front‑end sales charge that you may pay, depending on the amount you purchase. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.
It also shows the amount of compensation that will be paid to your Service Agent out of the sales charge if you buy shares from a Service Agent. As shown below, the sales charge may be allocated between your Service Agent and the Distributor. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them. Please contact your Service Agent for more information.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.25
$100,000 but less than $250,000	3.25	3.36	3.25
$250,000 or more[1]	-0-	-0-	up to 1.00

[1]
The Distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Reductions, waivers or elimination of sales charges for Class A shares
Larger purchases
You may reduce or eliminate your Class A front‑end sales charge by purchasing greater quantities. You pay a lower rate as the size of your investment increases to the breakpoint levels indicated in the chart above. You do not pay an initial sales charge when you buy $250,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Please see “Contingent deferred sales charges—Class A and Class C shares” below.
Letter of intent and accumulation privilege
There are several ways you can combine Eligible Purchases (as defined below) within Eligible Accounts (as defined below) to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you believe you are eligible for a letter of intent or a right of accumulation. Whether you made Eligible Purchases through one or more Service Agents, directly from the fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the fund if you own Eligible Purchases that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.
Eligible Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason or Franklin Templeton; and (ii) units of a Section 529 Plan managed by Legg Mason or Franklin Templeton. For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the fund for more information.
Eligible Accounts include shares of Legg Mason and Franklin Templeton funds registered to (or held by a financial intermediary for):

•	You, individually;
•	Your “family member,” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;
•	You jointly with one or more family members;
•
You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege (as described below) for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

•	A Coverdell Education Savings account for which you or a family member is the identified responsible person;

Western Asset Massachusetts Municipals Fund	27

•
A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non‑ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

•	A 529 college savings plan over which you or a family member has investment discretion and control;
•
Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

•	A trust established by you or a family member as grantor.
Legg Mason and Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for the accumulation privilege.
Legg Mason and Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans (as defined below) may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.
An “Employer Sponsored Retirement Plan” is a Qualified Retirement Plan (as defined below), ERISA covered 403(b) plan or certain non‑qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A “Qualified Retirement Plan” is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.
Letter of intent. You may qualify for a reduced front‑end sales charge by signing a “Letter of Intent”. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the value that you intend to purchase within the next 13 months, which would, if bought all at once, qualify you for a reduced sales charge. In addition, current holdings under the accumulation privilege may be included in the Letter of Intent. Shares or units redeemed or sold prior to reaching the threshold for a reduced sales charge will not be counted for these purposes. The 13‑month period begins when the Letter of Intent is received by the fund or your Service Agent and you must inform your Service Agent or the fund that later purchases are subject to a Letter of Intent. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which shares/units may be credited toward the Letter of Intent. Certain directors, trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.
During the term of the Letter of Intent, the fund will hold Class A shares representing up to 5% of the indicated amount in an escrow account for payment of the sales charge due if you do not meet the intended asset level goal during the 13‑month term of the Letter of Intent. If the full amount is not purchased during the 13‑month period, shares in the amount of any sales charge due, based on the amount of actual purchases will be redeemed from your account.
Accumulation privilege. The accumulation privilege allows you to combine the current or cost value, whichever is higher, of Eligible Purchases in Eligible Accounts with the dollar amount of your next purchase of Class A shares in determining whether you qualify for a breakpoint and a reduced front‑end sales charge. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of your current purchase or your letter of intent start date, if applicable. You must inform your Service Agent or the fund if you are eligible for the accumulation privilege and of the other Eligible Purchases you own that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility. If you hold Eligible Purchases in accounts at two or more Service Agents, please contact your Service Agent to determine which Eligible Purchases may be credited toward the accumulation privilege.
Waivers for certain Class A shareholders
Class A initial sales charges are waived for certain types of investors, including:

1.	Shareholders investing in Class A shares through Distributor Accounts;

2.	Investors who redeemed at least the same amount of Class A shares of a fund sold by the Distributor in the past 90 days, if the investor’s Service Agent is notified;

3.	Directors and officers of any Legg Mason or Franklin Templeton fund; and

4.	Employees of Franklin Resources and its subsidiaries.
If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 877‑6LM‑FUND/656‑3863 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

28	Western Asset Massachusetts Municipals Fund

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit www.franklintempleton.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class C shares
You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
The Distributor generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. The Distributor will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.
Class C share conversion
Except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 8-year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). It is the responsibility of your Service Agent and not the fund or the Distributor to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 8 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A‑1 of this Prospectus or contact your Service Agent for more information.
For Class C shares that have been acquired through an exchange from another fund sold by the Distributor, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.
Contingent deferred sales charges – Class A and Class C shares
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

1.	when you exchange shares for shares of the same share class of another fund sold by the Distributor;
2.	on shares representing reinvested distributions and dividends; and
3.	on shares no longer subject to the contingent deferred sales charge.
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of a fund sold by the Distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in any other fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The Distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

1.	on payments made through certain systematic withdrawal plans;
2.	for involuntary redemptions of small account balances;
3.	for 12 months following the death or disability of a shareholder; and

Western Asset Massachusetts Municipals Fund	29

4.	on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission.
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”
For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the fund’s website, www.franklintempleton.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for funds sales charge and breakpoint information.”
Class FI shares
You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class I and Class IS shares
You buy Class I or Class IS shares at net asset value with no initial sales charge, no contingent deferred sales charge when redeemed and no asset-based fee for sales or distribution. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with the Distributor, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.
Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

30	Western Asset Massachusetts Municipals Fund

Buying shares

Generally
You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund
Investors should contact the fund at 877‑6LM‑FUND/656‑3863 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail: Legg Mason Funds P.O. Box 33030 St. Petersburg, FL 33733-8030 Express, Certified or Registered Mail: Legg Mason Funds 100 Fountain Parkway St. Petersburg, FL 33716-1205

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Through a systematic investment plan
You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another fund sold by the Distributor or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other funds sold by the Distributor, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Franklin Templeton VIP Services®	You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton affiliated funds based solely on shares registered directly with the fund and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced services and transaction capabilities. Please contact Shareholder Services at (800) 632‑2301 for additional information on this program.
Additional information about purchases
If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, credit card convenience checks, pre‑paid debit cards, non‑

Western Asset Massachusetts Municipals Fund	31

bank money orders, traveler’s checks or checks drawn on foreign banks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.
Account registration changes
Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:
Regular Mail:
Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030
Express, Certified or Registered Mail:
Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

32	Western Asset Massachusetts Municipals Fund

Exchanging shares

Generally
You or your Service Agent may instruct the fund to exchange shares of any class for shares of the same class of any other fund sold by the Distributor, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and you are eligible to invest in such shares. In addition, you may exchange shares of a fund for a different share class of the same fund provided you meet the eligibility requirements of the share class into which you are exchanging. You may exchange shares of the fund for the same class of shares of other funds sold by the Distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please contact your Service Agent or the fund about funds available for exchange.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 877—6LM‑FUND/656‑3863 to learn which funds are available to you for exchanges

•   Generally, exchanges may be made only between accounts that have identical registrations, unless you send written instructions with a signature guarantee

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans or in exchanges of an entire account balance)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 877‑6LM‑FUND/656‑3863 for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

Western Asset Massachusetts Municipals Fund	33

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Through a systematic exchange plan
You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

34	Western Asset Massachusetts Municipals Fund

Redeeming shares

Generally
You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds
Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 33030
St. Petersburg, FL 33733-8030

Express, Certified or Registered Mail:

Legg Mason Funds
100 Fountain Parkway
St. Petersburg, FL 33716-1205

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

Western Asset Massachusetts Municipals Fund	35

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 877‑6LM‑FUND/656‑3863 for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   The dollar amount or number of shares being redeemed

•   Account number

Systematic withdrawal plans
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually. Redemptions may be processed on the 1st, 5th, 10th, 15th, 20th and 25th days of the month, if no day is indicated, redemptions will be made on the 20th day of the month.

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions do not exceed 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value, depending on the frequency of your plan.

•   Your Service Agent may impose a lower minimum amount for each automatic redemption on a monthly and quarterly basis.

For more information, please contact your Service Agent or the fund or consult the SAI.

36	Western Asset Massachusetts Municipals Fund

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.
The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.
The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•
Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state
For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.
Medallion signature guarantees
To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another fund sold by the Distributor with a different account registration
•	are redeeming more than $100,000 worth of shares
•	changed your account registration or your address within 15 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.
When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset Massachusetts Municipals Fund	37

Restrictions on the availability of the fund outside the United States
The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.
This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and non‑U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non‑U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.
For further information, you or your Service Agent may contact the fund at 877‑6LM‑FUND/656‑3863.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by the Distributor for Distributor Accounts on the next‑to‑last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or the Distributor assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) retirement plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other funds sold by the Distributor in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a fund‑by‑fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Some shareholders who hold accounts in Classes A and C of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.
Small account balance liquidations
The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 or $250 for retirement plans that are not employer-sponsored for any reason (including

38	Western Asset Massachusetts Municipals Fund

solely due to declines in net asset value and/or failure to invest at least $500 or $250 for retirement plans that are not employer-sponsored within a reasonable period). You will be notified in writing and will have 30 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 30-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.
Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) employer-sponsored retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee‑based accounts.
General
The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the fund or consult the SAI.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (“Frequent Trading Policy”).
The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.
Since the fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the fund’s valuation procedures will be successful in eliminating it.
Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non‑Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund).
In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non‑Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the manager or the fund’s transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the fund and the affiliated underlying funds in which the fund invests.
Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the fund or you are investing indirectly in the fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS‑recognized tax‑deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.
Some financial intermediaries maintain master accounts with the fund on behalf of their customers (“omnibus accounts”). The fund has entered into “information sharing agreements” with these financial intermediaries, which permit the fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the fund. If the fund’s transfer agent identifies omnibus account level trading patterns that

Western Asset Massachusetts Municipals Fund	39

have the potential to be detrimental to the fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.
Revocation of trades. While the fund reserves the right to reject any purchase order for any reason, the fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the fund’s Frequent Trading Policy.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.
Confirmations and account statements
If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.
To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

40	Western Asset Massachusetts Municipals Fund

Dividends, other distributions and taxes
Dividends and other distributions
The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.
If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or by check.
If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the Distributor (excluding Western Asset Government Reserves), subject to the following conditions:

•	You meet the minimum initial investment requirement of the other fund; and

•	The other fund is available for sale in your state.
To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.
Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax‑advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non‑income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non‑U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Massachusetts municipal securities will also be exempt from Massachusetts personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.
The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	Massachusetts personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on Massachusetts municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain; a portion may be exempt from tax
Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term

Western Asset Massachusetts Municipals Fund	41

capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.
If the fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment but had not been realized at the time you made your investment, or that are attributable to capital gains or other income that, although realized by the fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax‑advantaged account, these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution. You should consult your tax adviser before buying shares no matter when you are investing.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.
A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

42	Western Asset Massachusetts Municipals Fund

Share price
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.
Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology. The fund’s fair value policies and procedures and valuation practices may be subject to change as a result of new Rule 2a‑5 under the Investment Company Act of 1940, as amended. However, no material changes to the fair valuation methodologies are currently anticipated.

Western Asset Massachusetts Municipals Fund	43

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI or Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended November 30, 2017 or later, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended November 30, 2017 was audited by another independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 877‑6LM‑FUND/656‑3863 or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/764624/000119312522019508/d250215dncsr.htm).

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$12.88	$12.80	$12.25	$12.64	$12.52

Income (loss) from operations:
Net investment income	0.23	0.30	0.36	0.40	0.40
Net realized and unrealized gain (loss)	0.07	0.08	0.56	(0.40)	0.12
Total income from operations	0.30	0.38	0.92	0.00 [2]	0.52

Less distributions from:
Net investment income	(0.23)	(0.30)	(0.37)	(0.39)	(0.40)
Total distributions	(0.23)	(0.30)	(0.37)	(0.39)	(0.40)

Net asset value, end of year	$12.95	$12.88	$12.80	$12.25	$12.64
Total return[3]	2.37%	3.01%	7.57%	(0.02)%	4.19%

Net assets, end of year (000s)	$52,483	$55,386	$54,585	$44,012	$50,837

Ratios to average net assets:
Gross expenses	0.91%	0.93%	0.97%	1.01%	0.88%
Net expenses[4,5]	0.75	0.75	0.75	0.75	0.75
Net investment income	1.81	2.35	2.88	3.19	3.16

Portfolio turnover rate	26%	15%	15%	24%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]
Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

44	Western Asset Massachusetts Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$12.87	$12.79	$12.24	$12.62	$12.50

Income (loss) from operations:
Net investment income	0.17	0.23	0.30	0.33	0.33
Net realized and unrealized gain (loss)	0.06	0.08	0.55	(0.39)	0.12
Total income (loss) from operations	0.23	0.31	0.85	(0.06)	0.45

Less distributions from:
Net investment income	(0.16)	(0.23)	(0.30)	(0.32)	(0.33)
Total distributions	(0.16)	(0.23)	(0.30)	(0.32)	(0.33)

Net asset value, end of year	$12.94	$12.87	$12.79	$12.24	$12.62
Total return[2]	1.81%	2.45%	6.98%	(0.49)%	3.62%

Net assets, end of year (000s)	$1,798	$3,322	$4,524	$9,571	$12,275

Ratios to average net assets:
Gross expenses	1.45%	1.48%	1.51%	1.54%	1.44%
Net expenses[3,4]	1.30	1.30	1.30	1.30	1.30
Net investment income	1.30	1.81	2.37	2.62	2.61

Portfolio turnover rate	26%	15%	15%	24%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

Western Asset Massachusetts Municipals Fund	45

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$12.88	$12.81	$12.25	$12.64	$12.51

Income (loss) from operations:
Net investment income	0.25	0.32	0.38	0.42	0.42
Net realized and unrealized gain (loss)	0.08	0.07	0.57	(0.40)	0.13
Total income from operations	0.33	0.39	0.95	0.02	0.55

Less distributions from:
Net investment income	(0.25)	(0.32)	(0.39)	(0.41)	(0.42)
Total distributions	(0.25)	(0.32)	(0.39)	(0.41)	(0.42)

Net asset value, end of year	$12.96	$12.88	$12.81	$12.25	$12.64
Total return[2]	2.61%	3.08%	7.81%	0.14%	4.43%

Net assets, end of year (000s)	$51,178	$38,463	$32,384	$22,716	$23,664

Ratios to average net assets:
Gross expenses	0.79%	0.80%	0.82%	0.86%	0.77%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	1.93	2.50	3.03	3.36	3.30

Portfolio turnover rate	26%	15%	15%	24%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

46	Western Asset Massachusetts Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.
The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.
MERRILL LYNCH
Effective June 30, 2020, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529‑specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front‑end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the

Western Asset Massachusetts Municipals Fund	A‑1

purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13‑month period of time (if applicable)
AMERIPRISE FINANCIAL
Class A Shares Front‑End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A share purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front‑end sales charge waivers, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7‑year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversions of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management:
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge.

•	Morgan Stanley, on your behalf, can convert Class P shares, as applicable, to Class A shares, generally on a tax‑free basis, without clients being subject to a front‑end sales charge.
In addition, effective November 12, 2021, for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “Eligible Purchases” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions.

A‑2	Western Asset Massachusetts Municipals Fund

Eligible Purchases include:

•	Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and
•	Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.
For purposes of this section, Franklin Templeton and Legg Mason funds also include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front‑End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES
Policies Regarding Transactions Through Edward Jones:
Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Western Asset Massachusetts Municipals Fund	A‑3

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (ROA)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee‑based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

A‑4	Western Asset Massachusetts Municipals Fund

Other Important Information Regarding Transactions Through Edward Jones
1.1 Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none
1.2 Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
•	A fee‑based account held on an Edward Jones platform
•	A 529 account held on an Edward Jones platform
•	An account with an active systematic investment plan or letter of intent (LOI)
1.3 Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the fund’s Prospectus.
•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.
Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Western Asset Massachusetts Municipals Fund	A‑5

OPPENHEIMER & CO. INC.
Effective May 15th, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
•	Return of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI
Front‑End Sales Charge Waivers on Class A‑shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
•
Shares purchased from the proceeds of redemptions from another Legg Mason-sponsored fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds’ Class C Shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus

A‑6	Western Asset Massachusetts Municipals Fund

•	Shares bought due to returns of excess contributions from an IRA Account
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement
Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this Prospectus
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Legg Mason-sponsored fund assets held by accounts within the purchaser’s household at Baird. Eligible Legg Mason-sponsored fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Legg Mason-sponsored funds through Baird, over a 13‑month period of time
WAIVERS SPECIFIC TO STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front‑end Sales Load Waiver on Class A Shares

•
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or Statement of Additional Information (“SAI”) still apply.

PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Fund Purchases Through PFSI
Effective on or after May 8, 2021, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS Platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

•
Any SEP IRA plan or SIMPLE IRA plan on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one‑time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

•	ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).

Western Asset Massachusetts Municipals Fund	A‑7

Letter of Intent (“LOI”)

•
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13‑month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front‑end sales charge. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

•
Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

•
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

•
If an employer maintaining a SEP IRA plan and/or SIMPLE IRA plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account. Shareholders of Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to redeem shares from either of those fund families and reinvest the proceeds in the other fund family at NAV or net asset value.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanging between Franklin Templeton and Legg Mason Funds

•	Clients of PFSI that purchase Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to exchange from one of those fund families to the other at NAV or net asset value.
D.A. DAVIDSON
Effective September 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Front‑End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.
Front‑end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this Prospectus.

A‑8	Western Asset Massachusetts Municipals Fund

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset Massachusetts Municipals Fund	A‑9

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds
This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed‑end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 877‑6LM‑FUND/656‑3863.    Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Legg Mason California Consumer Privacy Act Policy
Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).
In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.
You also have the right to request the deletion of the personal information collected or maintained by the Funds.
If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.
We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.
For the 12‑month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.
Contact Information
Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202
Email: DataProtectionOfficer@franklintempleton.com
Phone: 1‑800‑396‑4748
Revised October 2020

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset
Massachusetts Municipals Fund

You may visit www.franklintempleton.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.
The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 877‑6LM‑FUND/656‑3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E‑mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811‑04254)
FD0226ST 03/22

March 31, 2022

LEGG MASON PARTNERS INCOME TRUST

Fund	Ticker Symbol

	Class A	Class C	Class FI	Class I	Class IS
WESTERN ASSET INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND (“Intermediate Maturity California Municipals Fund”)	ITCAX	SIMLX	—	SICYX	SICMX
WESTERN ASSET INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND (“Intermediate Maturity New York Municipals Fund”)	IMNYX	SINLX	—	LMIIX	SNYSX
WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND (“Massachusetts Municipals Fund”)	SLMMX	SMALX	—	LHMIX	LHISX

620 Eighth Avenue

New York, New York 10018

877-6LM-FUND/656-3863

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated March 31, 2022, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. This SAI contains additional information about each fund listed above (references to the “Fund” mean each Fund listed on this cover page, unless otherwise noted).

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference

(https://www.sec.gov/Archives/edgar/data/764624/000119312522017001/d242569dncsr.htm

https://www.sec.gov/Archives/edgar/data/764624/000119312522016999/d269480dncsr.htm

https://www.sec.gov/Archives/edgar/data/764624/000119312522019508/d250215dncsr.htm). The Fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Fund’s distributor to sell shares of the Fund (each called a “Service Agent”), by writing the Fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030, by calling the telephone number set forth above, by sending an e-mail request to prospectus@franklintempleton.com or by visiting www.franklintempleton.com/mutualfundsliterature. Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, Inc., serves as the Fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY OF TERMS

Because the following is a combined glossary of terms used for all the Legg Mason Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“12b-1 Plans” means the Fund’s distribution and shareholder services plan.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Board” means the Board of Trustees or Board of Directors, as applicable.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” (if applicable) means the corporation listed on the cover page of this SAI.

“Directors” means the directors of the Corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Franklin Distributors, LLC (“Franklin Distributors”) is the Fund’s distributor.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Franklin Resources” means Franklin Resources, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Director” or “Independent Trustee” (as applicable) means a Director of the Corporation or a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Corporation or Trust (as applicable).

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“Legg Mason” means Legg Mason, Inc.

“Legg Mason Funds” means the funds managed by Legg Mason Partners Fund Advisor, LLC or an affiliate.

“Manager” or “LMPFA” means Legg Mason Partners Fund Advisor, LLC.

“NAV” means net asset value.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”).

“NYSE” means the New York Stock Exchange.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Service Agent” means each bank, broker, dealer, insurance company, investment adviser, financial consultant or adviser, mutual fund supermarket and any other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

“Subadviser” means Western Asset Management Company, LLC, as referred to in the Fund’s Prospectus and this SAI.

“Trust” (if applicable) means the trust listed on the cover page of this SAI.

“Trustees” means the trustees of the Trust.

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act, as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investment practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Intermediate Maturity California Municipals Fund

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Investment objective. The Fund seeks to provide California investors with as high a level of current income exempt from federal income tax and California State personal income tax as is consistent with the preservation of principal.

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Under normal circumstances, the Fund invests at least 80% of its assets in investment grade “California municipal securities” or other investments with similar economic characteristics. California municipal securities are securities the interest on which is exempt from regular federal income tax and California State personal income taxes. The Fund’s 80% policy may not be changed without a shareholder vote. Interest on California municipal securities may be subject to the federal alternative minimum tax.

●	The Fund may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
●	The Fund may invest up to 20% of its assets in unrated securities that the Subadviser determines to be equivalent to investment grade.

Intermediate Maturity New York Municipals Fund

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Investment objective. The Fund seeks to provide New York investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with the preservation of principal.

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Under normal circumstances, the Fund invests at least 80% of its assets in investment grade “New York municipal securities” or other investments with similar economic characteristics. New York municipal securities are securities the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. The Fund’s 80% policy may not be changed without a shareholder vote. Interest on New York municipal securities may be subject to the federal alternative minimum tax.

●	The Fund may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).
●	The Fund may invest up to 20% of its assets in unrated securities that the Subadviser determines to be equivalent to investment grade.

Massachusetts Municipals Fund

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Investment objective. The Fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of principal.

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Under normal circumstances, the Fund invests at least 80% of its assets in investment grade “Massachusetts municipal securities” or other investments with similar economic characteristics. Massachusetts municipal securities are securities the interest on which is exempt from regular federal income tax and Massachusetts personal income taxes. The Fund’s 80% policy may not be changed without a shareholder vote. Interest on Massachusetts municipal securities may be subject to the federal alternative minimum tax.

●	The Fund may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Municipal Securities:

Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its assets in its state’s investment grade municipal securities or other investments with similar economic characteristics.

Massachusetts Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Manager or the Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

With respect to the fundamental policy relating to investments in municipal securities for each of Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund set forth above, each Fund considers any investment in municipal securities that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in municipal securities.

With respect to the fundamental policy relating to investments in Massachusetts municipal securities for Massachusetts Municipals Fund set forth above, the Fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the Fund’s assets that must be invested in Massachusetts municipal securities.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund is subject to greater risk than a diversified fund. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

Non-Fundamental Investment Policies

The following are some of the non-fundamental investment limitations that the Fund currently observes:

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If at any time another registered open-end investment company that is part of the same group of investment companies as the Fund invests in the Fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the Fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

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Massachusetts Municipals Fund Only: The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Commodity Exchange Act Regulation- Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Alternative Investment Strategies and Temporary Defensive Investments

At times the Fund’s portfolio manager may judge that conditions in the securities markets make pursuing the Fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the portfolio manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these defensive strategies, the Fund may invest without limit in securities that the portfolio manager believes present less risk to the Fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the portfolio manager considers consistent with such defensive strategies, such as, but not limited to, options or futures. During periods in which such strategies are used, the duration of the Fund may diverge from the duration range for the Fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the Fund will use these alternative strategies. As a result of using these alternative strategies, the Fund may not achieve its investment objective.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Borrowings

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Collateralized Debt Obligations (“CDOs”), Collateralized Loan Obligations (“CLOs”) and Collateralized Bond Obligations (“CBOs”)

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Custodial Receipts

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation for U.S. federal income tax purposes, the yield on the underlying security would be reduced by any entity-level corporate taxes paid by the issuer.

Custodial receipts may also evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. Custodial receipts are generally not considered obligations of the U.S. government for purposes of securities laws.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, and other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the Manager and the Subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.

Debt and Fixed Income Securities

The Fund may invest in a variety of debt and fixed income securities, which may be issued by governmental, corporate or other issuers. Debt securities may pay fixed, floating or variable rates of interest or interest at a rate contingent upon some other factor. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

These securities share principal risks. For example, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Also, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the Fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. To the extent the Fund holds a negatively-yielding debt security, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

Fixed Income Securities Ratings. Securities rated in the fourth highest ratings category by a NRSRO, such as those rated BBB by S&P, or Baa by Moody’s, and unrated securities of comparable quality, are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, and unrated securities of comparable quality, are generally considered below “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for lower rated securities to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case for high rated securities. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board or Manager.

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Illiquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Illiquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Cover risk. As described below, the Fund may be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., derivatives other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

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Counterparty risk. Certain derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of the counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States, including counterparty risk.

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Currency derivatives risk. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. In October 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until August 2022. As the Fund comes into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted. Compliance with the new rule by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. The new rule may limit the Fund’s ability to use derivatives as part of its investment strategy.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Cover. The Fund’s use of derivatives may create financial obligations to third parties which if not covered could be construed as “senior securities” (as defined in the 1940 Act). To the extent that the Fund determined that such obligations may be deemed to create “senior securities,” the Fund intends to segregate or earmark liquid assets or otherwise “cover” such obligations. The Fund may cover such obligations using methods that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and to the extent deemed appropriate by the Fund, interpretations and guidance of the SEC staff.

The Fund segregates with its custodian or otherwise earmarks cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it may segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the underlying instrument directly; if the Fund writes a cash settled put option, it may segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the underlying instrument, when the exercise price of the option is higher than the market price of the underlying instrument), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price).

The segregation of assets does not reduce the risks to the Fund of entering into transactions in derivatives. Additionally, although the portfolio manager attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to deliver a specified quantity of an underlying instrument, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to take delivery of the underlying instrument, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index at the close of the last trading day of the contract and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange (typically equal to 10% or less of the contract value). Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from an FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).

Risks of Futures Contracts and Options Thereon. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The Fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period. The CFTC and domestic exchanges have also established speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts. Under current regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes. This trading could preclude additional trading by the Fund in such contracts.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s prices were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that the underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple (“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swapped returns are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into a swap agreement for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

When the Fund enters into a swap agreement on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash, cash equivalent or liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund will take similar action with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. See “Interest Rate Swaps, Caps and Floors” below.

Risks of Swaps Generally. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” swaps are subject to the following risks:

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The swap market is a relatively new market and is largely unregulated. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Recent legislation and implementing regulation require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit/counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. Also, in contrast to OTC swaps, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared swaps at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk of its clearing member, because margin for cleared swaps in excess of clearinghouse margin requirements typically is held by the clearing member. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing members is developed by the clearing members and generally is less favorable to the Fund than typical OTC swap documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors typically have lower liquidity than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Total Return Swaps. Total return swaps are contracts in which, during a specified period, one party agrees to make periodic payments based on the change in market value of an underlying instrument, which may include a specified security, basket of securities or security indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of an underlying instrument increases but receive payments from the other party if the value of that underlying instrument decreases. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or asset.

Credit Default Swaps and Related Investments. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a debt-reference obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. It is possible that developments in the swap market, including new or modified government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Fund may also purchase credit default swap contracts to attempt to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit default swap index products that provide exposure to multiple credit default swaps. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risks with investments in credit default swaps discussed above.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps. The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the Fund’s portfolio manager may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual net asset value of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent certain exemptive rules or other available exemptive relief. However, under Rule 12d1-4 the Fund may invest in other investment companies, including ETFs, in excess of these limits, subject to certain conditions. These restrictions may limit the Fund’s ability to invest in ETFs to the extent desired. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

High Yield (“Junk”) Bonds

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by issuers of these securities is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to senior indebtedness. In addition, the market value of securities in lower rated categories is generally more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also limit the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations often have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer exercises that right, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in lower rated zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than lower rated bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund (if applicable). Neither event will require sale of these securities by the Fund, but the portfolio manager will consider the event in determining whether the Fund should continue to hold the security.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time consistent with applicable regulatory requirements. Because illiquid investments may not be readily marketable, the Fund may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund and other Legg Mason open-end funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater illiquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the Fund because they are managed by the Manager or an affiliate of the Manager, may invest in the Fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the Fund may experience relatively large redemptions or investments due to transactions in Fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of Fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares.

The Manager and the Subadviser are subject to potential conflicts of interest in connection with investments in the Fund by an affiliated fund due to their affiliation. For example, the Manager or the Subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The Manager, the Subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Fund’s shareholders, although there can be no assurance that such efforts will be successful. The Manager and the Subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and, may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including recently adopted Rule 12d1-4. Rule 12d1-4 under the 1940 Act, which became effective on January 19, 2021, permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the acquired fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Investment in Affiliated Money Market Funds

The Fund may invest, to the extent permitted by applicable law, all or some of its short-term cash investments in a money market fund or similarly-managed pool advised by the Manager, Subadviser or an affiliate of the Manager that may or may not be required to register with the SEC as an investment company. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of the fund in which it invests, which may result additional expenses for the Fund.

Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s net asset value. Loans may not be considered “securities” for certain purposes and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral. In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments. Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value.

The issuer of a loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. The Fund’s portfolio manager may avoid receiving this type of information about the issuer of a loan either held by or considered for investment by the Fund, because of prohibitions on trading in securities of issuers while in possession of such information. The decision not to receive material, non-public information may place the Fund at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer.

London Interbank Offered Rate (“LIBOR”) Replacement and Other Reference Rates Risk

Many debt securities, derivatives, and other financial instruments, including some of the Fund’s investments, utilize benchmark or reference rates such as LIBOR, European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates for variable interest rate calculations. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or other similar types of reference rates or may be subject to interest caps or floors based on such reference rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such reference rates. The elimination of a reference rate or any other changes to or reforms of the determination or supervision of reference rates could have an adverse impact on the market for—or value of—any instruments or payments linked to those reference rates.

In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies.

Markets are developing in response to these new rates but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to—or discontinuation of—LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

Mortgage-Backed and Other Asset-Backed Securities – Generally

An asset-backed security is a fixed income security that derives its value primarily from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations.

Asset-backed and mortgage-backed securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. The average life of asset-backed and mortgage-backed securities is likely to be substantially less than the original maturity of the underlying asset pools as a result of prepayments or foreclosures of mortgages, as applicable. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. To the extent the loans underlying a security representing an interest in a pool of mortgages or other assets are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining interest rates because, among other reasons, it may be possible for borrowers to refinance their outstanding obligation at lower interest rates. When market interest rates increase, the market values of asset-backed and mortgage-backed securities decline. At the same time, however, refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of asset-backed and mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

Changes in the market’s perception of the mortgages or assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed or mortgage-backed security, as will the exhaustion of any credit enhancement.

The risks of investing in asset-backed and mortgage-backed securities ultimately depend upon the payment of the underlying loans by the individual borrowers. In its capacity as purchaser of an asset-backed security or mortgage-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. The risk of non-payment is greater for asset-backed and mortgage-backed securities that are backed by pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting loan repayments may include a general economic turndown and high unemployment. Mortgage-backed securities may be adversely affected by a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Additional information regarding different types of asset-backed and mortgage-backed securities is provided below. Governmental, government-related or private entities may create pools of loan assets offering pass-through investments in addition to those described below. As new types of asset-backed or mortgage-backed securities are developed and offered to investors, the portfolio manager may, consistent with the Fund’s investment objective and policies, consider making investments in such new types of securities.

Mortgage-backed securities. Mortgage-backed securities (“MBS”) represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are assembled for sale to investors (such as the Fund) by various governmental or government-related agencies and private organizations, such as dealers.

Government-sponsored MBS. Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Privately issued MBS. Unlike MBS issued or guaranteed by the U.S. government or certain government-sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBS”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. Adjustable rate mortgages eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates of the adjustable rate mortgages are subject to periodic adjustment based on changes to a designated benchmark index.

Mortgages underlying most ARMBS may contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain adjustable rate mortgages provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the maximum rate for the adjustable rate mortgages underlying an ARMBS, the ARMBS’ coupon may represent a below market rate of interest. In these circumstances, the market value of the ARMBS will likely have fallen. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that remain in the mortgage pool underlying the ARMBS may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. In addition, the current yields on ARMBS may be different than market yields during interim periods between coupon reset dates.

Stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

SMBS have greater volatility than other types of securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, the secondary market for SMBS may be more volatile and have lower liquidity than that for other MBS, potentially limiting the Fund’s ability to buy or sell SMBS at any particular time.

Collateralized mortgage obligations. Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the Fund, the Fund could experience delays in liquidating both its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond would decline and may be considerably more volatile than that of a fixed-rate bond.

Other Asset-Backed Securities – Additional Information

Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to the risks described above under “Mortgage-Backed and Other Asset-Backed Securities — General,” including risks associated with changes in interest rates and prepayment of underlying obligations.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Additionally, an asset-backed security is subject to risks associated with the servicing agent’s or originator’s performance. For example, a servicing agent or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed commercial paper. The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Mortgage Dollar Rolls

In a mortgage dollar roll, also known as a forward roll transaction, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. The Fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the Fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the Fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time the Fund enters into a mortgage dollar roll commitment, the Fund will set aside cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the commitment. The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Successful use of mortgage dollar rolls may depend on the portfolio manager’s ability to correctly predict interest rates and prepayments. There is no assurance that mortgage dollar rolls can be successfully employed.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 U.S. states and the District of Columbia and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is generally excluded from gross income for regular U.S. federal income tax purposes, although it may be subject to the U.S. federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond to pay interest and repay principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under U.S. federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT. For regular U.S. federal income tax purposes such interest is tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund. The TOB Floaters typically have first priority on the cash flow from the Fixed Rate Bond held by the trust, and the remaining cash flow, less certain expenses, is paid to holders of the TOB Residuals. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the Fund and may be invested in additional securities. This would generate economic leverage for the Fund.

TOB Residuals in which the Fund will invest will pay interest or income that, in the opinion of counsel to the applicable TOB Trust, is exempt from regular U.S. federal income tax. Neither the Fund, nor the Manager, nor the Subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the Fund, but will rely on the opinion of counsel to the applicable TOB Trust. There is a risk that the Fund will not be considered the owner of a TOB for federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from federal income tax.

Typically, a liquidity provider is engaged to purchase the TOB Floaters at their original purchase price plus accrued interest upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the TOB Trust, or certain regulatory or tax events. A Fund participating in a TOB transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the TOB Floaters. If the liquidity provider acquires the TOB Floaters upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Fixed Rate Bond held by the TOB Trust or to cause the TOB Trust to sell the securities and distribute the proceeds to the liquidity provider.

The TOB Trust may be collapsed without the consent of the Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs typically include the bankruptcy or default of the issuer of the Fixed-Rate Bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the Fixed-Rate Bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the Fixed-Rate Bonds, and a judgment or ruling that interest on the Fixed-Rate Bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the Fixed-Rate Bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the liquidity provider. In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders. In contrast, generally in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Fund may invest in a TOB Trust on either a non-recourse and recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “liquidity provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the liquidity provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters.

When the Fund invests in TOB Trusts on a non-recourse basis, and the liquidity provider is required to make a payment under the liquidity facility, the liquidity provider will typically liquidate all or a portion of the fixed-income bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If the Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the liquidity provider pursuant to which the Fund is required to reimburse the liquidity provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. The net economic effect of this agreement is to treat the Fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the Fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events. Such an arrangement may expose the Fund to a risk of loss that exceeds its investment in the TOB and the residual interest income received by the Fund.

In a non-recourse transaction, the Fund does not expect to pay the liquidity provider in the event that it suffers a loss. However, the Fund might incur a loss if the liquidity provider liquidates the TOB Trust at an inopportune time. Even if a TOB transaction was entered into on a non-recourse basis, under certain circumstances it might be in the Fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the TOB Trust at that time.

Transactions in the short-term floating rate interests of TOBs are generally facilitated by a remarketing agent for the TOB Trust, which sets an interest rate for the securities periodically, usually every 7-35 days. Holders of the floating rate securities usually have the right to require the TOB Trust or a specified third party acting as agent for the TOB Trust (such as the liquidity provider) to purchase the bonds, usually at par plus accrued interest, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the TOB Trust and to the Fund, as described above. A Fund participating in a TOB transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the TOB Trust.

If the Fund purchases all or a portion of the short-term floating rate securities sold by the TOB Trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the TOB Trust in exchange for a proportionate amount of the municipal bonds or other securities held by the TOB Trust.

In December 2013, U.S. regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), both of which place restrictions on TOB Trust sponsors and their participation in TOB transactions. TOB Trusts and related transactions are generally considered to be subject to the limitations of the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. No exemption to the Volcker Rule exists that would allow covered banking entities to sponsor TOB Trusts in the same manner as they did prior to the Volcker Rule’s compliance date in 2017.

In response to the Volcker Rule, industry participants developed alternative structures for TOB financings in which service providers are engaged to assist with establishing, structuring and sponsoring TOB Trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding residual interests of the TOB trust. This new structure and any other strategies that may be developed to address the Volcker Rule may be more or less advantageous to the Fund than obtaining leverage through existing TOB transactions. In addition, the Fund, rather than a bank entity, may be the sponsor of the TOB Trust and undertakes certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, being the sponsor of the TOB Trust may give rise to certain additional risks including compliance, securities law and operational risks.

The Risk Retention Rules, which took effect in 2016, require the sponsor of a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s underlying securities. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances. Other accounts managed by the subadviser may contribute bonds to a TOB Trust into which the Fund has contributed bonds. If multiple accounts/funds managed by the subadviser participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds/accounts ratably in proportion to their participation in the TOB Trust.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a U.S. state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the Fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by U.S. states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Although tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment.

Because of the variable nature of the instruments when prevailing interest rates decline, the yield on these instruments generally will decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Stand-By Commitments. Under a stand-by commitment a dealer agrees to purchase, at the Fund’s option, specified municipal obligations held by the Fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the Fund.

The Fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Taxable Municipal Obligations. The market for U.S. taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular U.S. federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the U.S. state within which the obligation is issued, such interest will nevertheless generally be subject to all other U.S. state and local income and franchise taxes.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal obligations. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further, similar proposals may be introduced in the future. In addition, the U.S. federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, or if any such litigation were adversely decided, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments could be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

U.S. State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. federal Bankruptcy Code, and laws, if any, that may be enacted by the U.S. Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the Fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the municipal market overall or any state’s municipal market. Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by U.S. or non-U.S. entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the Fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Non-U.S. banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the portfolio manager believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the Fund’s portfolio may have lower liquidity than that for taxable fixed income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The portfolio manager cannot predict with certainty the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The Subadviser determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as the Subadviser deems appropriate.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releases of all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual U.S. cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be reduced if there is a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations. An issuer’s ability to pay its lease obligations under these bonds could be adversely affected by a number of factors, including insufficient occupancy rates, unanticipated costs (such as legal claims), or the reduction or discontinuation of legislative appropriations.

Land-Secured or “Dirt” Bonds. Land-secured or “dirt” bonds are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. Obligations under these bonds are generally payable solely from taxes (using methods such as tax assessments, special taxes or tax increment financing) or other revenues attributable to the specific projects financed by the bonds, without recourse to the credit or taxing power of related or overlapping municipalities. The projects to which these bonds relate often are exposed to real estate development-related risks, such as the failure of property development, unavailability of financing, extended vacancies of properties, increased competition, limitations on rents, changes in neighborhood values, lessening demand for properties, and changes in interest rates. These real estate risks may be heightened if a project is subject to foreclosure and, in that event, the Fund, as a holder of the bonds, might be required to pay certain maintenance or operating expenses or taxes relating to the project. In addition, the bonds financing these projects may have more taxpayer concentration risk than general tax-supported bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if a development fails to progress as anticipated or if taxpayers fail to pay the assessments, fees and taxes as provided in the financing plans of the projects.

California Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Massachusetts Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of Commonwealth, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the Commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of Massachusetts may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Massachusetts municipal obligations. There is no obligation on the part of the Commonwealth of Massachusetts to make payments on those securities in the event of default.

For further information concerning the economy of Massachusetts, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of the Commonwealth of Massachusetts’ credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix F to this SAI. The summary set forth above and in Appendix F is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Municipal Obligations of Other U.S. Territories

Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds.

The debt restructuring process commenced by Puerto Rico is under a federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case is the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code.

It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that the Fund holds any Puerto Rico municipal securities, the Fund may lose some or all of the value of those investments.

These challenges and uncertainties have been exacerbated by Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island’s infrastructure (including water, power and telecommunications) and to governmental, personal and business property. Moody’s Analytics has estimated that the island suffered tens of billions of dollars in hurricane-related damages. It is unknown what impact this disaster will have on the ongoing efforts to restructure Puerto Rico’s debt. Additionally, the COVID-19 pandemic has also caused unprecedented damage to Puerto Rico’s economy. Because of Puerto Rico’s close ties to the United States’ mainland economy, a downturn in the U.S. economy indirectly affects Puerto Rico. These indirect impacts stem from the slowdown of the overall U.S. economy and the threat of a prolonged recession that will affect many industries, including retail, manufacturing, oil and gas, tourism, gaming and lodging, transportation, healthcare, and education, to name a few. Government revenue collections have been materially adversely affected by reductions in overall economic activity as a result of mobility restrictions and business closures, and delays in the receipt of income taxes as a result of the postponement of tax return filing dates.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 170,179 in July 2021. Guam’s unemployment rate was at 11.4% as of June 2021.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways and recently has been a positive contributor to the economy. The U.S. Department of Defense plans to relocate certain military forces from Okinawa, Japan to Guam in the future. Nevertheless, economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. The Government of Guam has declared a public health emergency in response to the COVID-19 pandemic. The ultimate financial effect of the pandemic on Guam’s economy is uncertain.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit rating of certain bonds issued by the territory are rated below investment grade due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

In September 2017, the territory was hit by two hurricanes within the span of two weeks. Together, the hurricanes caused significant damage to the most populated islands, including to their infrastructure, hospitals, homes and other structures.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 104,226 in July 2021.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Island’s gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries. The COVID-19 pandemic and the travel bans instituted by the U.S. and many countries have had a significant effect on the tourism industry in the Virgin Islands.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the portfolio manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

The Fund may, for temporary defensive purposes, invest in short-term debt obligations rated investment grade. If an investment grade security purchased by the Fund is subsequently given a rating below investment grade, the Manager will consider that fact in determining whether to retain that security in the Fund’s portfolio, but is not required to dispose of it. If one rating agency has rated a security A or better and another agency has rated it below A, the Manager may rely on the higher rating in determining to purchase or retain the security.

Rating categories may include sub-categories or gradations indicating relative standing. Debt securities will be considered equal if rated in a particular rating category regardless of the sub-category or gradation. (For example, debt securities rated A may be given a “+” or “-” by a rating agency. Debt securities denominated A, A+, or A- are considered to be included in the rating A.)

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. The Fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the Fund’s Manager. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearinghouse, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearinghouse, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns. At the time the Fund enters into a reverse repurchase agreement, the Fund is required to set aside cash or other appropriate liquid securities in the amount of the Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

In October 2020, the SEC adopted new Rule 18f-4 under the 1940 Act, which governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Under Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and may elect to rely on the rule’s framework with respect to other transactions involving future payment obligations such as reverse repurchase agreements. Compliance with Rule 18f-4 will not be required until August 2022.    As the Fund comes into compliance, the approach to asset segregation and coverage requirements described in this SAI may be impacted. Compliance with the new rule by the Fund could, among other things, make derivatives or other financing transactions more costly, limit their availability or utility, or otherwise adversely affect their performance. The new rule may limit the Fund’s ability to use these instruments as part of its investment strategy.

The Fund will not engage in reverse repurchase agreements if its total borrowings exceed 33-1/3% of its total assets.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker.

Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. SEC guidance currently states that a fund may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the Fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its investment objective.

Structured Notes and Related Instruments

“Structured” notes and other related instruments, including indexed securities, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may have lower liquidity than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

Subordinated Securities

Subordinated securities include securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the Fund’s portfolio manager to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

The Fund may also invest in variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the Fund enters into a “when-issued” or “forward delivery” commitment, the Fund will set aside cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the commitment. The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Zero Coupon, Pay-In-Kind and Deferred Interest Securities

Zero Coupon Bond. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. Zero coupon bonds with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount for U.S. federal income tax purposes. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the bond, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the bond. The Fund may thus be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received, and may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds.

Pay-In-Kind Securities. Pay-in-kind securities are bonds which pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Similar to zero coupon bonds, current Federal tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Deferred Interest Bonds. Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon, pay-in-kind and deferred interest securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Robert Abeles, Jr. Born 1945	Trustee	Since 2013	Board Member of Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member of Excellent Education Development (since 2012)	51	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	51	Director, Visual Kinematics, Inc. (since 2018)
Anita L. DeFrantz Born 1952	Trustee	Since 1998	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee	51	None
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	51	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council
					(2012 to 2014)

Michael Larson Born 1959	Trustee	Since 2004	Chief Investment Officer for William H. Gates III (since 1994)±	51	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)
Avedick B. Poladian Born 1951	Trustee	Since 2007	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)	51	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)
William E.B. Siart Born 1946	Trustee and Chairman of the Board	Since 1997 (Chairman of the Board since 2020)	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)	51	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)
Jaynie Miller Studenmund Born 1954	Trustee	Since 2004	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)	51	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Peter J. Taylor Born 1958	Trustee	Since 2019	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)	51	Director of Pacific Mutual Holding Company (since 2016);∞ Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)
Interested Trustee:

Ronald L. Olson‡ Born 1941	Trustee	Since 2005	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)	51	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)	129	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Funds complex.
***	Information is for the calendar year ended December 31, 2021, except as otherwise noted.
±

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts. Since December 31, 2019, at no time did the value of those investment portfolios exceed 0.5% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

∞

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

‡	Mr. Olson is an “interested person” of the Trust, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Ted P. Becker Born 1951 Franklin Templeton 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Born 1974 Franklin Templeton 280 Park Avenue New York, NY 10017	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira Born 1971 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Jeanne Kelly Born 1951 Franklin Templeton 280 Park Avenue New York, NY 10017	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Franklin Templeton 280 Park Avenue New York, NY 10017	Chief Anti-Money Laundering Compliance Officer	Since 2013	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of the Distributor; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Born 1962 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of its other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ abilities to review, critically evaluate, question and discuss information provided to them; to interact effectively with the Manager, the subadvisers, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties serves to support this conclusion. The Board has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a board member of certain Funds; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Larson, portfolio management expertise and experience as a board member of various businesses and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust and Mr. Olson are each interested persons of the Fund. Independent Trustees constitute more than 75% of the Board. Mr. Siart, who is not an interested person of the Fund, serves as Chair of the Board (since 2020).

The Board has four standing committees: the Audit Committee, Governance and Nominating Committee (referred to as the Governance Committee), Executive and Contracts Committee (referred to as the Contracts Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance, Contracts and Performance Committees is chaired by an Independent Trustee and each (other than the Performance Committee) is composed of all the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Contracts Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Trust and its affiliated persons.

The Audit Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, provides oversight with respect to the accounting and financial reporting and compliance policies and practices of the Fund and, among other things, considers the selection of an independent registered public accounting firm for the Fund and the scope of the audit and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Subadviser and certain affiliates.

The Governance Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, meets to select nominees for election as Trustees of the Trust and consider other matters of Board policy, including to review and make recommendations to the Board with respect to the compensation of the Independent Trustees. It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. Shareholders of the Trust who wish to recommend a nominee to the Governance Committee of a Trust should send recommendations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. Such a recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders of the Trust. The procedures by which shareholders of the Trust can submit nominee recommendations to the Governance Committee of the Trust are set forth in Appendix C to the SAI.

The Performance Committee, which consists of Messrs. Abeles, Larson, Poladian, Olson, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley, Studenmund and Trust, is charged with, among other things, reviewing investment performance.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Manager and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Subadviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Fund’s Manager and Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Performance Committee, the Audit Committee and the Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable committee, the Fund, the Manager, the Subadviser, and the affiliates of the Manager and the Subadviser, or other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s CCO and the Manager’s chief risk officer, as well as various personnel of the Subadviser and other service providers such as the Fund’s independent accountants, also make periodic reports to the Performance Committee, Contracts Committee, Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

During the fiscal year ended November 30, 2021, the Board met 7 times. The Committees of the Board met as follows: the Audit Committee met 5 times, the Nominating and Governance Committee met 4 times, the Investment and Performance Committee met 5 times, and the Executive and Contracts Committee met 1 time.

Trustee Ownership of Securities

As indicated above, the Board members are recently elected to the Board. All members of the Board have served previously on boards overseeing funds in the Legg Mason Funds complex.

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Legg Mason Funds complex overseen by the Trustees as of December 31, 2021.

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Intermediate Maturity California Municipals Fund	Intermediate Maturity New York Municipals Fund	Massachusetts Municipals Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Legg Mason Funds Complex Overseen by Trustee ($)
Independent Trustees:
Robert Abeles, Jr.	None	None	None	None
Jane F. Dasher	None	None	None	Over 100,000
Anita L. DeFrantz	None	None	None	10,001 to 50,000
Susan B. Kerley	None	None	None	Over 100,000
Michael Larson	None	None	None	Over 100,000
Avedick B. Poladian	None	None	None	Over 100,000
William E. B. Siart	None	None	None	None
Jaynie Miller Studenmund	None	None	None	None
Peter J. Taylor	None	None	None	Over 100,000

Interested Trustees:
Ronald L. Olson	None	None	None	None
Jane Trust	None	None	None	Over 100,000

As of December 31, 2021, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. Mr. Olson, an “interested person” (as defined in the 1940 Act) of the Trust, receives from Western Asset an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he attends in person or by telephone. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Intermediate Maturity California Municipals Fund	Intermediate Maturity New York Municipals Fund	Massachusetts Municipals Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:
Robert Abeles, Jr.	303	292	180	None	332,000
Jane F. Dasher	270	260	161	None	297,000
Anita L. DeFrantz	289	278	172	None	317,000
Susan B. Kerley	289	278	172	None	317,000
Michael Larson	270	260	161	None	297,000
Avedick B. Poladian	270	260	161	None	297,000
William E. B. Siart	373	359	222	None	407,000
Jaynie Miller Studenmund	270	260	161	None	297,000
Peter J. Taylor	270	260	161	None	297,000

Interested Trustees:
Ronald L. Olson†	None	None	None	None	None
Jane Trust †	None	None	None	None	None

*	Information is for the fiscal year ended November 30, 2021.
**	Information is for the calendar year ended December 31, 2021.
†	Mr. Olson and Ms. Trust are not compensated by the Trust for their services as Trustees because of their affiliations with Western Asset and the Manager, respectively.

INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 280 Park Avenue, New York, New York, 10017 and also serves as the investment manager of other Legg Mason Funds. The Manager is an indirect, wholly-owned subsidiary of Franklin Resources, a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton.

The Manager has agreed, under the Management Agreement, subject to the supervision of the Board, to provide the Fund with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The Manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee computed daily at an annual rate of the Fund’s average daily net assets as described below. The Manager also performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration or qualification of the Fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. No Management Agreement is assignable by the Trust except with the consent of the Manager.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate according to the following schedule:

Fund	Average Daily Net Assets	Investment Management Fee Rate (% of Average Daily Net Assets)

Intermediate Maturity California Municipals Fund	N/A	0.50

Intermediate Maturity New York Municipals Fund	N/A	0.50

Massachusetts Municipals Fund	First $500 million	0.50

	Over $500 million	0.48

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended November 30,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
Intermediate Maturity California Municipals Fund	2021	822,311	(136,909)	685,402
	2020	1,059,545	(161,265)	898,280
	2019	956,982	(143,159)	813,823

Intermediate Maturity New York Municipals Fund	2021	802,394	(131,572)	670,822
	2020	831,178	(146,802)	684,376
	2019	858,858	(154,420)	704,438

Massachusetts Municipals Fund	2021	494,534	(168,985)	325,549
	2020	471,209	(173,451)	297,758
	2019	410,479	(178,926)	231,553

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company, LLC, organized under the laws of the State of California, serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. The Subadviser is an indirect, wholly-owned subsidiary of Franklin Resources.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the Manager pays to Western Asset a fee equal to 70% of the management fee paid to the Manager by the Fund, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed in this SAI), the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including interest, brokerage commissions, transaction fees or charges or acquired fund fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (d) any other exclusions enumerated in the Fund’s particular expense cap. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the Manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the class’ expense limitation shown in the Fund’s Prospectus. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect. These arrangements may be reduced or terminated under certain circumstances.

Investment Professionals

Other Accounts Managed by the Investment Professionals

The table below identifies the investment professionals, the number of accounts (other than the Fund) for which the investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of November 30, 2021.

Investment Professionals	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Intermediate Maturity California Municipals Fund

Robert E. Amodeo	Registered Investment Companies	18	12.61	None	None

	Other Pooled Investment Vehicles	4	0.93	None	None

	Other Accounts	11	3.76	None	None

David T. Fare	Registered Investment Companies	16	12.09	None	None

	Other Pooled Investment Vehicles	3	0.92	None	None

	Other Accounts	4	2.03	None	None

S. Kenneth Leech	Registered Investment Companies	92	178.60	None	None

	Other Pooled Investment Vehicles	333	86.95	21	2.76

	Other Accounts	585	222.94	22	16.22

Intermediate Maturity New York Municipals Fund

Robert E. Amodeo	Registered Investment Companies	18	12.61	None	None

	Other Pooled Investment Vehicles	4	0.93	None	None

	Other Accounts	11	3.76	None	None

David T. Fare	Registered Investment Companies	16	12.09	None	None

	Other Pooled Investment Vehicles	3	0.91	None	None

	Other Accounts	4	2.03	None	None

S. Kenneth Leech	Registered Investment Companies	92	178.60	None	None

	Other Pooled Investment Vehicles	333	86.95	21	2.76

	Other Accounts	585	222.94	22	16.22

Massachusetts Municipals Fund

Robert E. Amodeo	Registered Investment Companies	18	12.67	None	None

	Other Pooled Investment Vehicles	4	0.93	None	None

	Other Accounts	11	3.76	None	None

David T. Fare	Registered Investment Companies	16	12.15	None	None

	Other Pooled Investment Vehicles	3	0.91	None	None

	Other Accounts	4	2.03	None	None

S. Kenneth Leech	Registered Investment Companies	92	178.66	None	None

	Other Pooled Investment Vehicles	333	86.95	21	2.76

	Other Accounts	585	222.94	22	16.22

Investment Professionals Securities Ownership

The table below identifies ownership of equity securities of the Fund by the investment professionals responsible for the day-to-day management of the Fund as of November 30, 2021.

Investment Professionals	Dollar Range of Ownership of Securities ($)

Intermediate Maturity California Municipals Fund

Robert E. Amodeo	None
David T. Fare	None
S. Kenneth Leech	None

Intermediate Maturity New York Municipals Fund

Robert E. Amodeo	None
David T. Fare	None
S. Kenneth Leech	None

Massachusetts Municipals Fund

Robert E. Amodeo	None
David T. Fare	None
S. Kenneth Leech	None

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (i.e., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Franklin Templeton Investor Services, LLC (“Investor Services”) is the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments (or cause payments to be made) to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class IS shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution’s name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called “Beneficial Owners”); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class IS shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Fund Counsel

Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Fund’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

Fund	For the Fiscal Period Ended November 30,	Aggregate Brokerage Commissions Paid ($)
Intermediate Maturity California Municipals Fund	2021	0
	2020	896
	2019	381

Intermediate Maturity New York Municipals Fund	2021	208
	2020	1,107
	2019	398

Massachusetts Municipals Fund	2021	0
	2020	298
	2019	170

For the fiscal period ended November 30, 2021, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Securities of Regular Broker/Dealers

As of November 30, 2021, the Fund did not hold securities issued by its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will generally be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

	For the Fiscal Period Ended	For the Fiscal Period Ended
Fund	2021 (%)	2020 (%)
Intermediate Maturity California Municipals Fund	21	44
Intermediate Maturity New York Municipals Fund	20	28
Massachusetts Municipals Fund	26	15

SHARE OWNERSHIP

Principal Shareholders

As of February 28, 2022, to the knowledge of the Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Fund as set forth below:

Class	Name and Address	Percent of Class (%)
Intermediate Maturity California Municipals Fund

A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	42.85

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	24.26

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	8.21

Class	Name and Address	Percent of Class (%)

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	56.38

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	18.08

C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6.98

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.92

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	17.50

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	16.49

I	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	12.83

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	12.10

I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.30

Class	Name and Address	Percent of Class (%)
I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6.64

I	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5.27

Intermediate Maturity New York Municipals Fund

A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	45.99

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	16.55

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7.55

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	5.36

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	51.59

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	19.70

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	13.51

Class	Name and Address	Percent of Class (%)
I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	26.12

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	22.95

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	21.88

I	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10.24

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.38

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5.36

Massachusetts Municipals Fund

A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	29.73

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	16.22

A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.24

Class	Name and Address	Percent of Class (%)
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	10.05

A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.71

A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	7.38

C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310	22.09

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	19.67

C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	15.72

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.22

C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.09

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	8.63

Class	Name and Address	Percent of Class (%)
I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	61.50

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.39

I	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.76

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.89

As of February 28, 2022, to the knowledge of the Trust, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percent of Fund (%)
Intermediate Maturity California Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	31.23

Intermediate Maturity New York Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	35.47

Massachusetts Municipals Fund	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	29.23

As of February 28, 2022, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

DISTRIBUTOR

Franklin Distributors, LLC, an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the Distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the Fund. The Distributor offers the shares on an agency or “best efforts” basis under which the Fund issues only the number of shares actually sold. Shares of the Fund are continuously offered by the Distributor.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances, if any, are described in the Fund’s Prospectus.

The Distributor, the Manager, their affiliates and their personnel have interests in promoting sales of the Legg Mason and Franklin Templeton Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of the Manager, the Distributor or their affiliates (including wholesalers registered with the Distributor) may receive additional compensation related to the sale of individual Legg Mason and Franklin Templeton Funds or categories of Legg Mason and Franklin Templeton Funds. The Manager, the Subadviser, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents also may benefit from the sales of shares of funds sold by the Distributor. For example, in connection with such sales, Service Agents may receive compensation from the Fund (with respect to the Fund as a whole or a particular class of shares) and/or from the Manager, the Distributor, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

The Distributor has agreements in place with Service Agents defining how much each firm will be paid for the sale of the Fund from sales charges, if any, paid by Fund shareholders and from 12b-1 Plan fees, if any, paid to the Distributor by the Fund. These Service Agents then pay their employees or associated persons who sell such fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the Fund. In other cases, the Distributor may retain all or a portion of such fees and sales charges.

In addition, the Distributor, the Manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by Fund shareholders or 12b-1 Plan fees paid by the Fund. The Manager, the Distributor and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other Service Agents.

Revenue sharing arrangements are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Manager and the Distributor generally expect to receive the opportunity for the Fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the Fund, the Manager and the Distributor and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund. The Distributor, LMPFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular Service Agent. Payments are at times based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, the Distributor, the Manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. Furthermore, the Distributor, the Manager and/or certain of their affiliates at times pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. In addition, the Distributor, the Manager and/or certain of their affiliates at times may provide access to technology and other tools and support services that facilitate the marketing and promotion of investment management portfolios sponsored by Legg Mason, Franklin Templeton and/or their affiliates. It is likely that Service Agents that execute portfolio transactions for the Fund will include those firms with which the Manager, the Distributor and/or certain of their affiliates have entered into revenue sharing arrangements.

The Fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the Fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. The Distributor, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the Fund and its shareholders.

If your Fund shares are purchased through a retirement plan, the Distributor, the Manager or certain of their affiliates at times also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, create an incentive for Service Agents and their employees or associated persons to recommend the Fund over other investments or sell shares of the Fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.

As of December 31, 2021, the Distributor, the Manager or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund sold by the Distributor. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2021 are not reflected.

Acadia Life Limited

ADP Retirement Services

Advisor Group Inc.

Allianz

Ameriprise Financial Services, Inc.

Ascensus, Inc.

Aspire Financial Services, LLC

Avantax (FKA HD Vest)

Benefit Plan Administrators, Inc.

Brighthouse Financial

Charles Schwab & Co.

Citigroup & Citi Private Bank

Commonwealth Financial Network

Deutsche Bank

Edward Jones

Equitable Life Insurance Company

Fidelity Investments

Genworth Life and Annuity Insurance Company

Great-West Financial Services Equities, Inc.

The Guardian Insurance & Annuity Company, Inc.

Hantz Financial Services, Inc.

Jefferson National Life Insurance Company

John Hancock Life Insurance Company

JP Morgan Chase

Lombard International LLC

LPL Financial

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MetLife Insurance Company USA

Midland National Insurance Company

Minnesota Life Insurance Company

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

New York Life Insurance and Annuity Corporation

Northwestern Mutual Investment Svcs LLC

Ohio National Financial Services

Pacific Life Insurance Company

Paychex, Inc.

Pershing, LLC

PFS Investments, Inc.

PNC Investments LLC

Princor Financial Services

Prudential Financial

Protective Life Insurance

Raymond James Financial Services, Inc.

Sammons Financial Group, Inc.

Stifel Financial Corporation

Sun Life Assurance Company of Canada (US)

TD Ameritrade

TIAA CREF

UBS Financial Services, Inc.

Voya Financial

Wells Fargo & Co.

The Distributor, the Manager or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the Fund. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the Fund and/or from the Distributor, the Manager and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the Fund.

Dealer Commissions and Concessions

From time to time, the Distributor or the Manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund or a managed account strategy of which the Fund is part. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the FINRA.

Sales Charges

The following expenses were incurred during the fiscal periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charges received on Class A shares and the amounts retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended November 30,	Total Commissions ($)	Amounts Retained by Distributor ($)
Intermediate Maturity California Municipals Fund	2021	77,379	(839)
	2020	78,992	(397)
	2019	67,319	7,801

Intermediate Maturity New York Municipals Fund	2021	102,615	247
	2020	31,424	70
	2019	23,795	508

Massachusetts Municipals Fund	2021	104,291	(773)
	2020	84,342	427
	2019	45,801	4,255

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended November 30,	Amounts Retained by Distributor ($)
Intermediate Maturity California Municipals Fund	2021	4,551
	2020	4,562
	2019	989

Intermediate Maturity New York Municipals Fund	2021	2,215
	2020	750
	2019	1,970

Massachusetts Municipals Fund	2021	10,312
	2020	17,425
	2019	30,750

Class C Shares

Fund	For the Fiscal Period Ended November 30,	Amounts Retained by Distributor ($)
Intermediate Maturity California Municipals Fund	2021	0
	2020	0
	2019	0

Intermediate Maturity New York Municipals Fund	2021	0
	2020	0
	2019	0

Massachusetts Municipals Fund	2021	597
	2020	216
	2019	0

Services and Distribution Plan

The Trust, on behalf of the Fund, has adopted a 12b-1 Plan in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund may pay monthly fees to the Distributor at up to the annual rates set forth below (as a percentage of the average daily net assets of the Fund attributable to the applicable share class).

Fund/Class	Rate (%)
Intermediate Maturity California Municipals Fund
Class A	0.15
Class C	0.75
Class FI	0.25

Intermediate Maturity New York Municipals Fund
Class A	0.15
Class C	0.75
Class FI	0.25

Massachusetts Municipals Fund
Class A	0.15
Class C	0.70
Class FI	0.25

The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Fees under the 12b-1 Plan may be used to make payments to the Distributor, Service Agents and other parties with respect to the sale of Fund shares for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the Distributor (or others), the amount of the fees paid by a class of the Fund during any year may be more or less than actual expenses incurred by the Distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the Distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if expenses incurred by the Distributor (or others) are less than the fees paid to the Distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the Fund, such as the Manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the Fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of that class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the Fund pursuant to the 12b-1 Plan in effect during the fiscal period ended November 30, 2021:

Fund/Class	Service and Distribution Fees Incurred ($)	Service and Distribution Fees Waived/Reimbursed ($)
Intermediate Maturity California Municipals Fund
Class A	130,131	0
Class C	297,657	0

Intermediate Maturity New York Municipals Fund
Class A	142,802	0
Class C	222,899	0

Massachusetts Municipals Fund
Class A	78,948	0
Class C	18,350	0

No information is presented for Class FI shares of the Fund, as no Class FI shares of the Fund were outstanding as of November 30, 2021.

For the fiscal period ended November 30, 2021, the Distributor incurred distribution expenses for advertising, printing and mailing prospectuses, support service and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The Distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)

Intermediate Maturity California Municipals Fund
Class A	130,212	0	118,979	628	249,819
Class C	296,013	1,336	134,302	820	432,471

Intermediate Maturity New York Municipals Fund
Class A	142,977	0	56,167	620	199,764
Class C	222,727	436	33,695	277	257,135

Massachusetts Municipals Fund
Class A	78,512	0	22,219	1,139	101,870
Class C	17,409	1,264	6,193	124	24,990

No information is presented for Class FI shares of the Fund, as no Class FI shares of the Fund were outstanding as of November 30, 2021.

PURCHASE OF SHARES

Purchases of Fund shares are discussed under the “Buying shares” and “Exchanging shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. See the Fund’s Prospectus for a discussion of which share classes of the Fund are available for purchase, who is eligible to purchase shares of each class, and applicable investment minimums.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify the class of shares being purchased. Payment must be made with the purchase order. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage or other financial account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Purchase orders received by the Fund prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the Fund’s transfer agent in accordance with their agreed-upon procedures. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule. NAV is calculated separately for each share class.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where the Distributor is the broker-dealer of record (“Distributor Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

The Distributor and Service Agents may receive a portion of the sales charge as described in the Fund’s Prospectus and may be deemed to be underwriters of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A Shares” below.

Class A Shares. Purchases of Class A shares of $250,000 or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through Distributor Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares (Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund). Class C shares are not available for purchase through Distributor Accounts. Class C shares are sold at NAV without an initial sales charge on purchases and are not subject to a contingent deferred sales charge payable upon redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares (Massachusetts Municipals Fund). Class C shares are not available for purchase through Distributor Accounts. Class C shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C1 Shares. Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. Class C1 shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class D Shares. Class D shares are offered to a limited group of investors who invest in the Fund through certain financial intermediary and retirement plan programs. Service Agents selling Class D shares may in the future discontinue offering Class D shares to clients of financial intermediaries. A Service Agent or financial intermediary may impose investment minimums. For more information about these programs, contact a Service Agent.

Class FI, Class R, Class I and Class IS Shares. Class FI shares are not available for purchase through Distributor Accounts. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class I shares may be purchased directly from the Fund by the following persons: (i) current employees of the Manager and its affiliates; (ii) former employees of the Manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Franklin Resources; (iv) current and former board members of Franklin Resources; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class IS shares may be purchased only by retirement plans with omnibus accounts held on the books of a Fund, certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries and other investors authorized by the Distributor. In order to purchase Class IS shares, an investor must hold its shares in an account that is not subject to payment of fees for recordkeeping services, account servicing, networking, or similar services to Service Agents.

Class 1 Shares. Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares but are no longer permitted to add to their Class 1 share positions, except through reinvestments of dividends.

*    *    *    *    *

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by the Distributor may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of Fund shares, please see the Fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic periodic investments of $25 or more in certain share classes by authorizing the Distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. Shareholders have the option of selecting the frequency of the investment as long as the investment equals a minimum of $25 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the Fund or your Service Agent.

Sales Charge Waivers and Reductions for Class A Shares

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

i.

sales to (a) current and retired board members, (b) current employees of Franklin Resources and its subsidiaries, (c) the “immediate families” of such persons, as defined above, and (d) a pension, profit-sharing or other benefit plan for the benefit of such persons;

ii.

sales to employees of certain Service Agents having dealer, service or other selling agreements with the Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

iii.	offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

iv.

purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another fund sold by the Distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 90 calendar days of the redemption;

v.	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

vi.

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor;

vii.

purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

viii.

sales through Service Agents who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

ix.	purchases of Class A shares by shareholders investing through Distributor Accounts;

x.	investors investing through certain retirement plans; and

xi.	investors who rollover Fund shares from an employer-sponsored retirement plan into an individual retirement account administered on the same retirement plan platform.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by Service Agents approved by the Distributor prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the Distributor or units of a Section 529 college savings plan managed by Legg Mason or Franklin Templeton (a “Section 529 plan”), to take advantage of the breakpoints in the Class A shares sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you believe you are eligible for a Letter of Intent or a right of accumulation. Whether you purchased shares of funds and/or units of a Section 529 Plan through one or more Service Agents, directly from the Fund or through a combination of the foregoing, it is your responsibility to inform your Service Agent or the Fund if you own shares of other funds or units of a Section 529 plan that you believe are eligible to be aggregated with your purchases. If you do not do so, you may not receive all sales charge reductions for which you are eligible. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege. The accumulation privilege allows you to combine the dollar amount of your next purchase of Class A shares of the Fund, as applicable, with the current or cost value, whichever is higher, of shares of other funds sold by the Distributor held in Eligible Accounts (as defined below), for purposes of calculating the initial sales charges.

If you hold fund shares or units of a Section 529 plan in accounts at two or more Service Agents, please contact your Service Agents to determine whether your shares or units may be combined.

Shares of certain money market funds sold by the Distributor may be combined for purposes of the accumulation privilege. Please contact your Service Agent or the Fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent. A Letter of Intent allows you to combine the current or cost value, whichever is higher, of Eligible Fund Purchases in Eligible Accounts with the value that you intend to purchase within the next 13-months, which would, if bought all at once, qualify you for a reduced Class A sales charge. In addition, current holdings under the accumulation privilege (as described above) may be included in the Letter of Intent. See the Fund’s Prospectus for the sales charges and breakpoints applicable to Class A shares of the Fund. Sales charges and breakpoints vary among the funds sold by the Distributor.

Purchases of Class A shares or units of a Section 529 plan may be aggregated for purposes of calculating each breakpoint. You may purchase Class A shares of funds sold by the Distributor or units of a Section 529 plan managed by Legg Mason or Franklin Templeton over a 13-month period and pay the same sales charge, if any, as if all shares or units had been purchased at once.

At the time you enter into a Letter of Intent, you select your asset goal amount. Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your asset goal amount. For example, if your asset goal amount is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13 -month period Eligible Fund Purchases in an amount equal to the asset goal amount you have selected. You may also credit towards your asset goal amount any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current value or cost value, whichever is higher, of those shares as of the date of calculation. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price. The cost value of shares is determined by aggregating the amount of Eligible Fund Purchases in Eligible Accounts (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. The cost value of Eligible Fund Purchases in Eligible Accounts, however, may only be aggregated for share purchases that took place within 18 months of the Letter of Intent start date.

Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your asset goal amount. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your asset goal amount. You may include any Eligible Fund Purchases toward the asset goal amount, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Eligible Fund Purchases include: (i) any class of shares of any other Legg Mason or Franklin Templeton fund other than shares of such funds offered through separately managed accounts that are managed by Legg Mason or Franklin Templeton; and (ii) units of a Section 529 Plan managed by Legg Mason or Franklin Templeton. Shares of certain money market funds sold by the Distributor may be combined for purposes of the Letter of Intent. Eligible funds may change from time to time, investors should check with their Service Agent to see which funds or Section 529 plans may be eligible.

For purposes of a letter of intent and the accumulation privilege, Legg Mason and Franklin Templeton funds include BrandywineGLOBAL funds, ClearBridge Investments funds, Martin Currie funds, and Western Asset funds. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust or Legg Mason Partners Money Market Trust (except for shares held in Distributor Accounts). Please contact your Service Agent or the Fund for more information.

Eligible Accounts. Eligible Accounts include shares of Legg Mason or Franklin Templeton funds registered to (or held by a financial intermediary for):

• You, individually;

•Your “family member” defined as your spouse or domestic partner, as recognized by applicable state law, or your children;

• You jointly with one or more family members;

• You jointly with one or more persons who are not family members if that other person has not included the value of the jointly-owned shares for purposes of the accumulation privilege for that person’s separate investments in Legg Mason or Franklin Templeton fund shares;

• A Coverdell Education Savings account for which you or a family member is the identified responsible person;

• A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member’s Social Security number;

• A 529 college savings plan over which you or a family member has investment discretion and control;

• Any entity over which you or a family member has individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account (not to include retirement plans) for your solely owned business (or the solely owned business of a family member) on which you or a family member is the authorized signer); or

• A trust established by you or a family member as grantor.

You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your asset goal amount. A Letter of Intent is not available to Distributor Accounts.

Increasing the Amount of the Letter of Intent. You may at any time increase your asset goal amount. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current asset goal amount. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between:

i.	the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and

ii.	the aggregate applicable sales charges for the increased asset goal amount.

However, you must contact your Service Agent before purchasing shares in excess of the asset goal amount as no retroactive adjustments can be made. The 13-month period during which the asset goal amount must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your asset goal amount will no longer count towards meeting your asset goal amount. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the asset goal amount will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Goal Amount” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your asset goal amount, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Goal Amount” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your asset goal amount as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your asset goal amount or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Goal Amount. If the total assets under your Letter of Intent within its 13-month term are less than your asset goal amount whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or otherwise cancelled the Letter of Intent before reaching your asset goal amount, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

Class A Shares

•

Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. Class A shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 18 months of purchase.

•

Class A shares that are not subject to a contingent deferred sales charge. If Class A shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 18 months of purchase.

Class C Shares.

•	Class C shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase.

•

Class C shares that are not subject to a contingent deferred sales charge. If Class C shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 12 months from the date of such exchange.

Class C1 Shares.

•

Class C1 shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase. If Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date the shares exchanged were initially acquired.

•

Class C1 shares that are not subject to a contingent deferred sales charge. Class C1 shares of the Fund are not subject to a contingent deferred sales charge, but if Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor that are subject to a contingent deferred sales charge, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date of such exchange.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. Unless otherwise noted above, the length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the Distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on:

i.	exchanges (see “Exchange of Shares”);
ii.

redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account’s net asset value depending on the frequency of your plan (see “Systematic Withdrawal Plan”);

iii.	redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder;
iv.

mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of a specific age (age 72 after January 1, 2020) (except that shareholders of certain retirement plans or IRAs established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption);

v.	involuntary redemptions;
vi.	redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise;
vii.	effective May 1, 2020, on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission;
viii.	tax-free returns of an excess contribution to any retirement plan;
ix.

certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Manager; and

x.	Class A shares held through Distributor Accounts.

The contingent deferred sales charge is also waived on Class C and Class C1 shares purchased by retirement plans with omnibus accounts held on the books of the Fund. Different Service Agents may offer different contingent deferred sales charge waivers. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

A shareholder who has redeemed shares from another fund sold by the Distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 90 days in another fund sold by the Distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let the Fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by the Distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the Distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of an applicable Legg Mason fund, are permitted to maintain such share class exchange features for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the Fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the Fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market Legg Mason funds equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund. For participating plans established with the Fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market Legg Mason funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares and Class C1 shares exchange privileges applicable to their plan.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund based on the net asset value of a share of the Fund as of November 30, 2021:

Class A

	Intermediate Maturity California Municipals Fund	Intermediate Maturity New York Municipals Fund	Massachusetts Municipals Fund
Net Asset Value Per Share ($)	8.94	8.90	12.95
Maximum Initial Sales Charge Percentage (%)	2.25	2.25	4.25
Offering Price ($)	9.15	9.10	13.52

REDEMPTION OF SHARES

Redemptions of Fund shares are discussed under the “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference.

The right of redemption may be suspended or the date of payment postponed:

i.	for any period during which the NYSE is closed (other than for customary weekend and holiday closings);

ii.

when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or

iii.	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

The Fund’s transfer agent, acting on behalf of the Fund, may place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent, in consultation with the Fund, reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. In order to delay payment of redemption proceeds under these circumstances, the Fund and the transfer agent must adopt certain policies and procedures and otherwise comply with the terms and conditions of no-action relief provided by the SEC staff. Financial exploitation means: (i) the wrongful or unauthorized taking, withholding, appropriation, or use of a Specified Adult’s funds or securities; or (ii) any act or omission by a person, including through the use of a power of attorney, guardianship, or any other authority regarding a Specified Adult, to (a) obtain control, through deception, intimidation or undue influence, over the Specified Adult’s money, assets or property, or (b) convert the Specified Adult’s money, assets or property. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, the transfer agent is not required to delay the disbursement of redemption proceeds and does not assume any obligation to do so. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

Unless otherwise instructed, redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

The Fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan permits you to have a specified dollar amount automatically withdrawn from your account on a regular basis (i.e., on a monthly, quarterly, semi-annual or annual basis). The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Fund. You should contact your Service Agent to determine if it offers a similar service.

Class A, Class C, Class C1 and Class D Shareholders. Class A , Class C, Class C1 and Class D shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 per transaction per month. For retirement plans subject to mandatory distribution requirements, the minimum withdrawal amounts will not apply. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the Fund’s transfer agent—Fund shares will be redeemed on the day of the month indicated on your account application, (or if no day is indicated, on the 20th day of the month) or the next business day and a check for the proceeds will be mailed within three business days. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month; or (2) ACH to checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of the Fund’s Class FI, Class I and Class IS shares with an initial NAV of $1,000,000 or more, or certain other shareholders authorized by the Distributor, may be eligible to participate in the Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the Fund’s website, www.franklintempleton.com/mutualfunds, by calling the Fund at 877-6LM-FUND/656-3863, or by writing to the Fund or your Service Agent. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each redemption period are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax adviser before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Redemptions In Kind

The Fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by delivering securities valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Because redemption in kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash, and the market price of those securities will be subject to fluctuation until they are sold. The securities delivered may not be representative of the entire Fund portfolio, may represent only one issuer or a limited number of issuers and may be securities that the Fund would otherwise sell. The Fund will not use securities to pay redemptions by the Distributor or other affiliated persons of the Fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

Shares Purchased and Redeemed Through Another Service Agent

The Fund has authorized certain Service Agents to receive on its behalf purchase and redemption orders. Such Service Agents are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent’s authorized designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized Service Agent or the Service Agent’s authorized designee and accepted by the Fund.

Transferring Legg Mason Fund Shares to Another Service Agent

You may transfer Fund shares only to a Service Agent that has entered into an agreement with the Distributor or one of its affiliates with respect to the Fund. Some Service Agents may have agreements with the Distributor or one of its affiliates with respect to some Legg Mason Funds and not others. Depending on the Service Agent to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional Fund shares. All future trading of Fund shares, including exchanges, is subject to the rules of the Service Agent and its continued agreement with the Distributor that permits such trading.

You should contact your Service Agent or the appropriate fund for further information on transferring Fund shares.

EXCHANGE OF SHARES

Exchanges of Fund shares are discussed under the “Buying shares,” “Exchanging shares,” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the Distributor. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any initial sales charge (if shares being exchanged were subject to an initial sales charge) but subject to a contingent deferred sales charge, if applicable. An exchange of shares that were not subject to any sales charge will be subject to any applicable initial sales charge or contingent deferred sales charge upon exchange.

Class C Exchanges. Class C shares of the Fund may be exchanged for other Class C shares without imposition of any charge but subject to a contingent deferred sales charge, if applicable. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Class C1 Exchanges. Investors that hold Class C1 shares may exchange those shares for Class C1 shares of other funds sold by the Distributor, or if a fund does not offer Class C1, for Class C shares, in each case without imposition of any charge but subject to a contingent deferred sales charge, if applicable. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

Class D Exchanges. Class D shares of the Fund may not be exchanged.

Class 1 Exchanges. Class 1 shareholders who wish to exchange all or a portion of their shares may exchange Class 1 shares for Class A shares of certain funds available for exchange. Ask your Service Agent about the funds available for exchange.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by the Distributor, will remain eligible for exchange from Class C shares or Class C1 shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Program with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the Fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

The exchange privilege may be modified or terminated at any time and is available only in those jurisdictions where such exchanges legally may be made. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax adviser before requesting an exchange.

VALUATION OF SHARES

The NAV per share of each class of the Fund is generally calculated as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class specific expenses, the per share NAV of each class of the Fund will differ. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 877-6LM-FUND/656-3863, (2) on www.franklintempleton.com/mutualfundsliterature (click on the name of the Fund), and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) developed by the Manager with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities for the Legg Mason Funds. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

General Rules/Website Disclosure

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Fund’s Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). With respect to non-money market funds, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 8 business days after month end, provided that such information has been made available through public disclosure. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The Fund currently discloses its complete portfolio holdings 8 business days after month-end. The Fund discloses this information on the Fund’s website: www.franklintempleton.com/mutualfundsliterature (click on the name of the Fund).

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

Set forth below is a list, as of December 31, 2021, of those parties with whom the Manager, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the Fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None

Barclays Bank PLC	Daily	None

Best Alternative Outsourcing Services LLP	Daily	None

Bloomberg AIM	Daily	None

Bloomberg L.P.	Daily	None

Bloomberg Portfolio Analysis	Daily	None

Brown Brothers Harriman	Daily	None

Charles River	Daily	None

Citco	Daily	None

Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None

Enfusion Systems	Daily	None

ENSO LP	Daily	None

eVestment Alliance	Quarterly	8-10 Days

FactSet	Daily	None

HSBC Global Asset Management	Daily	None

Institutional Shareholder Services	Daily	None

ITG	Daily	None

Kailash Concepts	Monthly	None

Middle Office Solutions, LLC	Daily	None

Morgan Stanley Capital Inc.	Daily	None

Morningstar	Daily	None

NaviSite, Inc.	Daily	None

StarCompliance	Daily	None

State Street Bank and Trust Company	Daily	None

SunGard/Protegent (formerly Dataware)	Daily	None

The Bank of New York Mellon	Daily	None

The Northern Trust Company	Daily	None

The Northern Trust Melbourne	Daily	None

Thomson	Semi-annually	None

Thomson Reuters	Daily	None

VPD Financial Software Consulting	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

DST International plc (DSTi)	Daily	None

Electra Information Systems	Daily	None

Fidelity	Quarterly	5 Business Days

Fitch	Monthly	6-8 Business Days

Frank Russell	Monthly	1 Day

Glass Lewis & Co.	Daily	None

Informa Investment Solutions	Quarterly	8-10 Days

Interactive Data Corp	Daily	None

Liberty Hampshire	Weekly and Month End	None

RBC Investor and Treasury Services	Daily	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the Fund’s portfolio holdings information is made available no earlier than the day next following the day on which the Fund makes the information available on its website, as disclosed in the Fund’s Prospectus. The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or Subadviser(s) or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

•	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.
•	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
•

A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

•	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
•

The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

•

A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

•

The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

The Fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund’s Board.

Limitations of Policy

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the Manager or the Subadviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund. Because these accounts, including the Fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the Manager or the Subadviser may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor’s account.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. The Fund is a series of the Trust. As of April 16, 2007, the Fund was redomiciled as a series of the Trust. Prior thereto, the Fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to October 5, 2009, Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund were known as Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund, respectively. Prior to August 1, 2012, Intermediate Maturity California Municipals Fund and Intermediate Maturity New York Municipals Fund were known as Legg Mason Western Asset Intermediate Maturity California Municipals Fund and Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, respectively. Prior to October 5, 2009, Massachusetts Municipals Fund was known as “Legg Mason Partners Massachusetts Municipals Fund.” Prior to August 1, 2012, Massachusetts Municipals Fund was known as “Legg Mason Western Asset Massachusetts Municipals Fund.”

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund.

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on the Fund, its investments, or its shareholders that cannot be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisers regarding the implications of the Tax Act on their investment in the Fund. In addition, the Biden Administration has announced that it is contemplating legislation that may result in significant changes to the Code, which could potentially have retroactive effect. These changes may significantly alter the after-tax return of the Fund’s shareholders.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local, or foreign income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long -term capital gain over its net short -term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built -in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late -year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indexes, are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to passive foreign investment companies (“PFICs”), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Investments in Municipal or Other Tax-Exempt Funds

The Fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular U.S. federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to the federal alternative minimum tax. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by the Fund.

Interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding capital gain dividends. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund may, under certain circumstances, cause a portion of such benefits to be subject to U.S. federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or “private activity bonds” held by the Fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax or the federal or California “excess net passive income” tax. Corporate shareholders are not subject to the federal alternative minimum tax.

The treatment under state and local tax law of Fund dividends may differ from the U.S. federal income tax treatment of such dividends under the Code.

Capital Loss Carryforwards

As of November 30, 2021, as set forth below, the Fund had capital losses that may be carried forward indefinitely to offset future taxable capital gains. These capital losses have been deferred as either short -term or long -term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

Fund	Amount of Capital Loss Carryforward ($)
Intermediate Maturity California Municipals Fund	9,393,215

Intermediate Maturity New York Municipals Fund	3,979,575

Massachusetts Municipals Fund	4,471,712

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually substantially all of its investment company taxable income (determined without regard to the dividends -paid deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long -term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by the Fund are exempt from regular U.S. federal income taxes. Other distributions from the Fund’s net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. The IRS and the Department of the Treasury have issued regulations that impose special reporting of capital gain dividends by the Fund in order to allow capital gain dividends to be taxable at reduced rates in the hands of certain noncorporate taxpayers who hold shares of the Fund through entities treated as partnerships.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction or be treated as qualified dividend income.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Dividends and distributions from the Fund (excluding exempt-interest dividends) will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (excluding exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning after December 31, 2017 and before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 877 -6LM-FUND/656 -3863. Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and OID, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “United States real property interests” (as defined below, “USRPIs”) apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

California Taxation. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends from the California Fund are not excluded in determining California state franchise or income taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

New York State and City Taxation. New York resident shareholders of the Intermediate Maturity New York Municipals Fund will not be subject to New York state or New York City personal income tax on exempt-interest dividends from the Fund attributable to interest on New York municipal securities. The Intermediate Maturity New York Municipals Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York state franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the Intermediate Maturity New York Municipals Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Massachusetts Taxation. Individual shareholders of the Fund who are otherwise subject to Massachusetts personal income tax will not be subject to such tax on exempt-interest dividends received from the Fund to the extent the dividends are attributable to interest on Massachusetts municipal securities. Also, individual shareholders will not be subject to Massachusetts personal income tax on dividends received from the Fund to the extent the dividends are attributable to interest on U.S. government securities.

Other distributions from the Fund, including those related to long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income tax; however, distributions of net capital gain may be exempt from Massachusetts personal income tax if the gains from which the distribution is paid are derived from certain Massachusetts municipal securities the gains from which are exempted by statute. Businesses should note that the Fund’s distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal period ended November 30, 2021, contains the Fund’s audited financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, all of which are incorporated by reference into this SAI

(https://www.sec.gov/Archives/edgar/data/764624/000119312522017001/d242569dncsr.htm

https://www.sec.gov/Archives/edgar/data/764624/000119312522016999/d269480dncsr.htm

https://www.sec.gov/Archives/edgar/data/764624/000119312522019508/d250215dncsr.htm). These audited financial statements are available free of charge upon request by calling the Fund at 877-6LM-FUND/656-3863.

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Appendix A

Proxy Voting Policies

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Appendix B

Credit Ratings

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short- term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5

Moody’s issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings.7 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same.

1	In the case of impairments, there can be a financial loss even when contractual obligations are met.

2	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.

3

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

4

For certain preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

5

Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

6	For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.

7

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1—Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2—Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3—Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase -price -upon -demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n     Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n      Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n       Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n    Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

Ba.n      Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n       Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n    Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n     Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n       Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings

AAA     An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA       An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A         An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB   An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB     An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B       An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC  An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC    An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issuer Credit Ratings

A-1     An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2     An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3     An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B       An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C       An obligor rated “C” is currently vulnerable to nonpayment that would result in an “SD” or “D” issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers:

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
●

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor.

Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

●	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
●	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
●	the formal announcement by the issuer or their agent of a distressed debt exchange;
●

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

●	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
●	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
●	the selective payment default on a specific class or currency of debt;
●

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

●

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
●	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
●	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the Issuer Default Rating (IDR) scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings’ Public Finance and Global Infrastructure Obligation Ratings:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
●	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
●	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

Imminent default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.8 Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

8A long-term rating can also be used to rate an issue with short maturity.

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Appendix C

Procedures for Shareholders to Submit Nominee Candidates

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act, adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

C-1

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C-2

Appendix D

ADDITIONAL INFORMATION CONCERNING

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in an official statement, relating to an offering of California bonds dated November 9, 2021 (the “Official Statement”). The Funds have not verified the accuracy, completeness or timeliness of the information contained in the Official Statement. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Official Statement and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, manufacturing, tourism, construction and services. The makeup of the State economy generally mirrors that of the national economy. California is by far the most populous state in the nation, with an estimated 39.78 million residents as of 2020. Its population is approximately 35 percent larger than that of the second most populous state, and California contains approximately 12 percent of the total U.S. population. As of November 9, 2021, the State’s population was projected to continue to grow over the long term, although more slowly than in the past, and reach 44.2 million residents by 2060. California’s economy accounted for nearly 15 percent of the U.S. Gross Domestic Product (“GDP”) in 2020. The COVID-19 pandemic materially and adversely impacted local, state and federal economies, including, among other things, labor force, employment, income, construction and exports. While the economy has started to improve since the second half of 2020 and while U.S. real GDP has recovered to pre-pandemic levels in the second quarter of 2021, recovery of nonfarm employment for the State and the nation is not expected until the end of 2022 and mid-2023, respectively.

Financial Condition of the State General Fund

The State entered 2020 with historic levels of reserves, having repaid billions of dollars of budgetary borrowings, debts, and deferrals that were accumulated to balance budgets during the severe recession in 2009 (the “Great Recession”) and years prior. The Budget Act for fiscal year 2020-21, enacted on June 29, 2020 (the “2020 Budget Act”), assumed that the COVID-19 pandemic would result in significant declines in State revenues and otherwise adversely impact the State’s financial condition. However, higher-than-expected revenues during fiscal year 2020-21, together with significant federal COVID-19-related assistance, allowed the State to respond to the ongoing challenges of the COVID-19 pandemic while at the same time continuing to prudently manage the State’s finances. The Budget Act for fiscal year 2021-22, enacted on June 28, 2021, as amended July 9, 2021 (the “2021 Budget Act”), included $25.2 billion in reserves. This reserve amount is comprised of: $15.8 billion in the Budget Stabilization Account (“BSA”), $900 million in the Safety Net Reserve Fund (“SNRF”), $4.5 billion in the Public School System Stabilization Account (“PSSSA”), and an estimated $4.0 billion in the State’s Special Fund for Economic Uncertainties (“SFEU”) operating reserve.

As of November 9, 2021, budget risks to the State’s General Fund included ongoing challenges related to the COVID-19 pandemic and significant unfunded liabilities of the two main retirement systems managed by State entities, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”).

There can be no assurances that the continuing impacts or unforeseen impacts of the COVID-19 pandemic, or other changes in the State or national economies or in State or Federal policies, will not materially adversely affect the financial condition of the State’s General Fund.

The State manages its cash flow requirements during the fiscal year primarily with internal borrowing by the General Fund from over 800 of the State’s approximately 1,300 other funds and accounts in the State Treasury (the “special funds” and each a “special fund”). If necessary or otherwise advisable, the State may also utilize external borrowing.

COVID-19

On March 4, 2020, the Governor declared a state of emergency to help the State prepare for and respond to the novel coronavirus identified as COVID-19. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a global pandemic and on March 13, 2020, the President of the United States declared a national state of emergency. Since then, tens of millions of cases of COVID-19 have been diagnosed throughout the country, resulting in hundreds of thousands of deaths. In response to the COVID-19 pandemic, California, like other state and local government authorities, implemented, and revised from time to time, restrictions on mass gatherings and widespread closings and modifications of the operations of government, businesses, universities and schools. The severe drop in economic activity commencing in spring 2020 caused by the COVID-19 pandemic resulted in a recession (the “COVID-19 recession”) that ended the nation’s record-long economic expansion in February 2020. This recession lasted until April 2020.

In December 2020, two vaccines were approved for emergency use in the United States and vaccinations began in California. A third vaccine was approved for emergency use in February 2021. All Californians ages 12 and over were eligible to receive free vaccines as of November 9, 2021. While the State estimated that, as of August 25, 2021, two-thirds of the State’s eligible population had been fully vaccinated, COVID-19 variants had resulted in significant increases in infections, and the imposition of certain restrictions on business and other activities.

The ultimate impact of the COVID-19 pandemic on the State and national economies will depend on a variety of factors, including the effectiveness of vaccines, vaccination rates throughout the State and the nation and the potential spread and virulence of any COVID-19 variants.

National Economy

After ten years of expansion, the U.S. entered a recession in February 2020, induced by the COVID-19 pandemic, that ended in April 2020 and is the deepest and shortest recession in modern history. Following 2.2 percent growth in 2019, U.S. real GDP fell by 5.0 percent on a seasonally-adjusted annualized (“SAAR”) basis in the first quarter of 2020, followed by a record decrease of 31.4 percent in the second quarter of 2020, bringing it to around the level experienced in the first quarter of 2015. U.S. real GDP grew at a record 33.4 percent in the third quarter of 2020 and continued to grow in the subsequent two quarters, albeit at slower rates. As of the first quarter of 2021, U.S. real GDP was just above the level experienced in the second quarter of 2019. As of the first quarter of 2021, growth was expected to continue during the forecast period, which extends to the end of calendar year 2024, with U.S. real GDP returning to the level experienced in the fourth quarter of 2019, the pre-pandemic peak, in the second quarter of 2021.

The 2021 Budget Act projected U.S. real GDP will grow by 6.2 percent in 2021 after a contraction of 3.5 percent in 2020. In comparison, U.S. real GDP contracted by 2.5 percent in 2009, at the height of the Great Recession. Growth is then expected to slow to 4.3 percent in 2022 and 2.2 percent in 2023, before slightly increasing to 2.3 percent in 2024. U.S. nonfarm employment decreased by a record 22.4 million or by 14.7 percent from February 2020 to April 2020, while the labor force decreased by 8.0 million, or by 4.8 percent, during the same period. The national unemployment rate reached a record high of 14.8 percent in April 2020. After a decrease of 1.7 percent in 2020, the labor force was expected to grow by 0.8 percent in 2021 and by 1.5 percent in 2022, allowing it to recover to the level experienced in 2019 in 2022. Following an average of 8.1 percent in 2020, the U.S. unemployment rate was projected to decrease to 5.2 percent in 2021 and to gradually decrease to 3.5 percent by 2024. In contrast to the six years it took for a decline of 6.3 percent in nonfarm jobs to recover after the Great Recession, the 2021 Budget Act project the decline of 14.7 percent in nonfarm jobs in March and April 2020 to be recovered by the fourth quarter of 2022, or about two and a half years. However, job creation was expected to be bifurcated, with some low-wage sectors (defined as a sector that has an average wage below the overall nonfarm average wage and consisting of leisure and hospitality, other services, educational and health service, and trade, transportation and utilities), which were hard-hit by the COVID-19 recession, projected to remain below their 2019 levels through the forecast period, which ends at the end of calendar year 2024.

The 2021 Budget Act projected that, following an average of 1.8 percent in 2019 and 1.2 percent in 2020, U.S. headline inflation would accelerate to 2.5 percent in 2021, before decelerating to 1.8 percent in 2022 and averaging 2.1 percent from 2023 through 2024. During two emergency meetings in March 2020, the Federal Reserve reduced the federal funds rate target from a range of 1.5 percent to 1.75 percent, to a range of 1 percent to 1.25 percent and then to a range of 0 percent to 0.25 percent. As of April 2021, interest rates remained within the 0 percent to 0.25 percent range and the 2021 Budget Act projected that the first federal funds rate hike will not occur until mid-2024.

California Economy

California remained the fifth largest economy in the world in 2020, with a GDP of $3.1 trillion in current dollars. California real GDP contracted by a record 31.5 percent SAAR in the second quarter of 2020, after falling by 4.3 percent in the first quarter of 2020, bringing it back to the level experienced in the first quarter of 2017. California real GDP then grew by a record 31.2 percent in the third quarter of 2020, followed by increases of 3.8 percent in the fourth quarter of 2020 and 6.3 percent in the first quarter of 2021, bringing it to the level experienced in the third quarter of 2019. California’s unemployment rate increased to a record-high 16 percent in April 2020, as nonfarm employment decreased by 2.7 million, or 15.4 percent, from February to April 2020. The California labor force decreased by over 800,000, or 4.3 percent, during the same period. As of November 9, 2021, following an average of 10.2 percent in 2020, the California unemployment rate was expected to average 7.6 percent in 2021 before steadily decreasing to 4.3 percent by 2024. The California labor force was expected to recover to the level experienced in the fourth quarter of 2019 by the second quarter of 2022, with nonfarm employment projected to recover to the level experienced in the first quarter of 2020 in the second quarter of 2023.

The growth of California total wages and salaries slowed from 5.9 percent in 2019 to 1.6 percent in 2020 and was projected to grow at an average of 5.1 percent during the forecast period, which ends at the end of calendar year 2024, supported by projected robust nonfarm employment growth. California personal income accelerated from 4.7 percent in 2019 to 6.9 percent in 2020 due largely to transfer payments. California personal income was projected to increase by 4 percent in 2021, slowing to 0.3 percent in 2022 as various assistance programs were expected to end in 2021. California personal income is then projected to grow at 4.6 percent in 2023 before slightly accelerating to 4.7 percent in 2024.

Inflation in California since 2014 remains concentrated in housing due to housing supply and demand imbalances. As of November 9, 2021, following an average of 3.0 percent in 2019 and 1.7 percent in 2020, California overall inflation was expected to accelerate to 2.5 percent in 2021, on par with the nation, but from a higher base. Beginning in 2022, headline inflation in California was expected to grow slightly faster than the nation in line with historic trends, returning to 3 percent by 2024. Inflation in California was expected to remain higher than national inflation levels in the long-run due to continued housing pressures and higher energy prices.

California residential housing units authorized by building permits averaged 105,000 in 2020, 4.7 percent lower than the 2019 pre-pandemic level of 110,000. Multi-family units were down by 14.2 percent in 2020 relative to 2019, whereas single-family units were up by 3.4 percent. The 2021-22 May Revision projected total permits for new construction would increase by 10.2 percent to 116,000 units in 2021 and reach 135,000 by 2024.

COVID-19 Federal Assistance

As of November 9, 2021, the federal government had provided temporary funding to support the State’s response to the COVID-19 pandemic through the following six federal bills:

1.	Coronavirus Preparedness and Response Supplemental Appropriations Act (HR 6074);
2.	Families First Coronavirus Response Act (HR 6201) (“FFCRA”);
3.	Coronavirus Aid, Relief, and Economic Security Act (HR 748) (the “CARES Act”);
4.	Paycheck Protection Program (“PPP”) and Health Care Enhancement Act (HR 266);
5.	Coronavirus Response and Relief Supplemental Appropriations Act (HR 133) (“CRRSA”); and

     6. American Rescue Plan Act of 2021 (HR 1319) (“ARPA”)

Together, these funds have helped and continue to help pay for emergency response, testing and contact tracing, health care, and vaccinations. These funds also directly support the unemployed and K-12 schools. Families and individuals also benefit from expansions of the Child Tax Credit, Earned Income Tax credits, and partial tax exemptions on unemployment benefits, as well as expanded financial assistance for health coverage. Combined with direct payments and other assistance to individuals and families, hospitals and medical providers, businesses, higher education institutions and college students, local housing authorities, airports, farmers, and local government, California and its economy will benefit from over $600 billion in federal assistance, which includes the funding described below.

As of mid-July 2021, the total funding relating to the COVID-19 pandemic allocated to State programs by the federal government was estimated to be approximately $217 billion. These funds have supported and will continue to support various State programs such as unemployment insurance (“UI”) (constituting over $145 billion of the total), the State’s Medicaid program (“Medi-Cal”), and child care.

In addition, as of November 9, 2021, over $225 billion is expected to be provided to individuals and families, hospitals and other health care providers, higher education institutions and college students, local housing authorities, airports, farmers and local government. The State government has no role in the allocation and distribution of these funds.

The 2020-21 Budget reflected $2.7 billion in federal stimulus funds appropriated from the Coronavirus Relief Fund (“CRF”), authorized in the CARES Act, for COVID-19 related expenditures. The 2020-21 Budget also allowed these funds to be used to offset fiscal year 2019-20 costs needed to meet immediate needs of various vulnerable populations. In addition, the 2020 Budget Act allocated $1.3 billion to counties and $500 million to cities that did not receive a direct allocation from the U.S. Treasury for homelessness, public health, public safety and other services to combat the COVID-19 pandemic. Of the $2.7 billion in CRF funds initially estimated to offset State COVID-19 expenditures, $290 million was allocated directly for priority programs, including food programs, emergency child care and housing for homeless.

In the 2021-22 Budget, the CRF was estimated to support a total of $2.5 billion in costs for emergency operations, testing and contact tracing, and various medical and public health expenses.

ARPA provided California with $27 billion in State fiscal recovery funds to mitigate the impacts of COVID-19. Of that amount, approximately $9.2 billion will be used to replace lost General Fund revenue due to the COVID-19 pandemic.

Moreover, on March 22, 2020, California secured a presidential Major Disaster Declaration, which made federal funding available to the State for emergency protective measures, including direct federal assistance, as well as a base 75 percent federal cost share reimbursement of State eligible costs through the Federal Emergency Management Agency (“FEMA”), consistent with cost sharing under the federal Robert T. Stafford Disaster Relief and Emergency Assistance Act. To maximize the use of federal funding, the State allocated CRF to fund the 25 percent State share of most FEMA-eligible costs. However, on February 2, 2021, President Biden ordered the FEMA cost share increased to 100 percent for most eligible costs, including eligible costs incurred prior to February 2, 2021. Consequently, the 2021-22 Budget reflects eliminating the use of CRF for the 25 percent State share for FEMA-eligible expenditures.

As of November 9, 2021, the Governor’s Office (and those individuals, departments, and offices reporting to it, including the Department of Finance) anticipated that, over time, the federal government will reimburse most of the State’s direct response expenditures for activities to mitigate the threat and spread of COVID-19, including expenditures for personal protective equipment, medical equipment and supplies, to support the hospital surge and vaccine distribution, and to provide necessary services to vulnerable populations, such as supporting seniors who might not be able to obtain sufficient food and supplies. Nevertheless, significant uncertainty remained because the COVID-19 pandemic is a unique disaster situation, FEMA guidance has evolved throughout the COVID-19 pandemic, and, as of November 9, 2021, FEMA had yet to act on many of the State’s submitted reimbursement requests. As a result, the State’s expenditure and funding split estimates will continue to be refined to reflect actual costs and increased clarity regarding fund source eligibility as that information becomes available.

State COVID-19 Expenditures

The 2021-22 Budget included estimated total COVID-19 pandemic direct emergency response costs of approximately $12.5 billion, with an estimated net General Fund impact of approximately $1 billion after federal reimbursements. This total represents costs incurred in fiscal years 2019-20 and 2020-21 as well as projected costs in fiscal years 2020-21 and 2021-22.

RECENT DEVELOPMENTS

The following are certain significant recent developments as of November 9, 2021 concerning the State.

The 2021-22 Budget

The 2021 Budget Act and related legislation, implementing the State budget for the fiscal year 2021-22, supports and expedites the State’s recovery from the health and economic crisis caused by the COVID-19 pandemic while continuing to build budget resiliency by increasing reserve balances and paying down outstanding obligations. The 2021 Budget Act also included investments in education, homelessness prevention, and climate change focused initiatives.

Recent Cash Receipts

Preliminary General Fund agency cash receipts for the first three months of fiscal year 2021-22 were $9.146 billion above the 2021-22 Budget Act forecast of $33.235 billion. Cash receipts for the month of September were $5.618 billion above the forecast of $13.893 billion. Preliminary General Fund agency cash receipts for fiscal year 2020-21 were $4.783 billion above the 2021-22 Budget Act forecast of $201.775 billion, or 2.4 percent above forecast.

Pension Fund Returns

On July 12, 2021, CalPERS reported a preliminary 21.3 percent net return on investments for fiscal year 2020-21. On July 26, 2021, CalSTRS announced that its net return on investments for fiscal year 2020-21 was 27.2 percent.

CURRENT STATE BUDGET

The 2021 Budget Act maintains budget resiliency and provides a strong foundation for economic recovery. The 2021 Budget continues to build reserves and pay down the State’s debts and liabilities. In addition, the 2021 Budget Act includes several investments that can be adjusted annually to support increases in child care slots, California Work Opportunity and Responsibility to Kids (“CalWORKs”) services, the food assistance program, and an expanded Middle Class Scholarship program. The 2021 Budget Act provides immediate pandemic relief to families and small businesses and includes historic levels of funding to address California’s longstanding challenges related to homelessness and housing affordability.

●	K-14 Education Under Proposition 98 — $93.7 billion guaranteed total funding, of which $66.4 billion was from the General Fund and the remainder was from local property taxes;
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Higher Education — total State funding of $15.2 billion for all major segments of higher education, including $14.2 billion from the General Fund (excluding Proposition 98 General Fund support for the California Community College). The remaining funds included amounts from special and bond funds.

●	Health and Human Services — total State funding for these programs of $83.7 billion, of which $ 57.4 billion is from the General Fund and $ 26.4 billion is from special funds; and
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Public Safety — total State funding of $17.2 billion, of which $13.9 billion is from the General Fund and $3.3 billion is from special funds, for the California Department of Corrections and Rehabilitation (“CDCR”).

Building on the significant General Fund recovery that was well underway by the end of fiscal year 2020-21, the 2021 Budget Act prioritizes spending the additional revenue surplus (compared to estimates as of the 2020 Budget Act) primarily in fiscal year 2021-22 on one-time spending. In total, the 2021-22 Budget dedicates approximately 85 percent of new General Fund spending and the entire $27 billion in one-time federal ARPA resources provided for State fiscal recovery to one-time expenditure investments. The one-time investments provide immediate relief to families and businesses and address certain of California’s long-standing challenges. The major one-time investments include $8.1 billion for the State’s second Golden State Stimulus package (“GSS II”) to provide stimulus payments to low- and moderate-income households, nearly $3 billion for various water and drought packages, and about $3 billion for transportation infrastructure packages. Approximately $9.2 billion of the federal resources will be used to replace lost State General Fund revenue due to the COVID-19 pandemic.

ECONOMIC AND BUDGET RISKS

The 2021 Budget Act is based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State’s financial condition may be adversely or positively affected. There can be no assurance that the financial condition of the State will not be materially and adversely affected by actual conditions or circumstances in the remainder of fiscal year 2021-22 and beyond.

In addition to past, current and potentially future (both foreseen and unforeseen) impacts of the COVID-19 pandemic, the State faces a number of additional risks with potentially significant General Fund impact including, but not limited to, the following:

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COVID-19 Pandemic — As of November 9, 2021, there could be no assurances that there would not be a resurgence of COVID-19 cases and deaths, that existing or new COVID-19 variants would not increase the public health crisis or that unavailability and/or lack of public acceptance of vaccines would not exacerbate or prolong the adverse impacts of the COVID-19 pandemic. There was also no assurance that any additional federal aid will be forthcoming.

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Threat of Recession — As of November 9, 2021, much of the burden of the COVID-19 recession had been borne by industries that are more reliant on in-person contact such as leisure and hospitality. Three out of four jobs lost in the United States and California in March and April 2020 during the peak of the COVID-19 recession were in low-wage sectors, essentially erasing all the job gains in California since the Great Recession. However, ongoing COVID-19 pandemic circumstances, as new and more transmissible variants of the virus emerge, as vaccination rates slow, and as labor force participation remains low, may lead to a slower recovery or even another slowdown causing higher levels of unemployment across all sectors. This scenario would more closely resemble the unfolding of the Great Recession, which also began in a single sector of the economy with the collapse of the housing market, but eventually became systemic through the financial system and caused an economy-wide downturn.

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Inflation — California inflation has historically been above the nation’s inflation levels due to the State’s higher energy prices and continued housing pressures. After averaging 1.8 percent and 1.2 percent in 2019 and 2020, respectively, national inflation as measured by the Consumer Price Index reached 5 percent in May 2021 and 5.4 percent in June 2021 on a year over year basis, the highest rates since August 2008. In comparison, after slowing from 3.0 percent in 2019 to 1.7 percent in 2020, California inflation accelerated to 4.4 percent in June 2021, which is the fastest rate of increase since August 2008. While these high rates of inflation are largely due to base effects from the trough of the COVID-19 recession along with temporary increases in some discretionary consumer goods, sustained high inflation can lead to price instability if businesses and consumers expect the price increases to continue. Persistently high inflation may also push the Federal Reserve to raise interest rates earlier than currently projected. During its two-day policy meeting in June 2021, the Federal Reserve signaled that the next rate increase will likely be in late 2023, earlier than the anticipated mid-2024 increase signaled during its previous March 2021 meeting that was used to create the projections in the 2021 Budget Act. A sudden and significant increase in interest rates could lead to a stock market correction and could hinder California’s economic recovery, as rising interest rates would harm businesses that have debt to maintain and individuals with variable mortgage rates.

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Capital Gains Volatility — A significant amount of the State’s tax revenue is derived from capital gains, which, in recent years, represented approximately 15 to 17 percent of the State’s total personal income tax (“PIT”) revenue. As of November 9, 2021, it was the State’s most volatile revenue source and was heavily reliant on stock market performance. The S&P 500 Index declined by over 30 percent to 2,237 from the start of 2020 to March 23, 2020. Stocks recovered a large portion of the February and March 2020 losses over the remainder of 2020 and the S&P 500 Index closed at a then-record high of 3,756 at the end of December 2020. The S&P 500 Index then ended the second calendar quarter of 2021 at 4,298. Reflecting the strong stock market performance and currently high valuations, the stock market was projected to decline at 2 percent per year starting in the third quarter of 2021. Capital gains realization were projected to peak at $210 billion in 2021, increasing nearly 30 percent from the estimated levels in 2019. Proposition 2 mitigates some of the State’s exposure to capital gains volatility by requiring spikes in capital gains tax revenue be used to repay the State’s debts and liabilities, and to be deposited in the BSA.

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Global Relations and Trade — Given globalization and interconnectedness of physical and financial world markets, disruptions in large markets due to economic slowdowns in other countries or regions, geopolitical tensions and deteriorating international trade relations, or the global impacts of the COVID-19 pandemic (such as travel restrictions), may have significant negative impacts on the nation’s economy, including California.

The COVID-19 pandemic created global supply chain disruptions that negatively impacted domestic markets and reduced trade volumes for the nation and the State. California exports of goods totaled $155.9 billion in 2020, or 10.3 percent lower than in 2019. This follows a decline of 2.5 percent in 2019 and a growth of 3.6 percent in 2018. Similarly, U.S. exports of goods fell by 13.3 percent in 2020. California imports of goods totaled $395.9 billion in 2020, or 2.9 percent lower than in 2019, after declining by 7.4 percent in 2019 and by 0.01 percent in 2018. In comparison, U.S. imports of goods decreased by 6.3 percent in 2020 . As of November 9, 2021, continued uncertainty surrounding the stability of global supply chains and the unknown duration of the COVID-19 pandemic presented ongoing risks to the U.S. and California trade and economies.

A material change in federal trade policy, including revisions to or imposition of tariffs on the State’s trading partners, could directly and indirectly impact the State’s economy. The 2019 U.S. tariffs of up to 25 percent on $250 billion worth of Chinese products, equivalent to half of the nation’s imports from China, remained in place as of July 2021. These tariffs triggered Chinese retaliatory tariffs of 25 percent on over $50 billion worth of U.S. exports. Because California is a transport hub, and China is the State’s largest trading partner by total trade value of goods (based on 2019 annual average data), an ongoing trade war could have negative effects on the State’s economy.

The persistence of trade barriers exacerbates the supply chain issues triggered by large-scale worldwide shutdowns during the COVID-19 pandemic, increasing the costs of imports purchased from abroad and leading to higher consumer prices and to decreased business revenues. These effects potentially impact wages and employment in the short run and could trigger a change in the business model of companies that until now have made significant investment decisions based on a system of free global trade.

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Health Care Costs — As of November 9, 2021, Medi-Cal continued to be one of the State’s largest expenditures. The State also provides health benefits to its own employees and retirees. General Fund spending on health care costs is thus heavily dependent upon the rate of health care cost inflation. If this inflation rises faster than expected, annual General Fund spending could quickly rise by hundreds of millions of dollars. The consequences of the COVID-19 pandemic may also significantly increase General Fund health care costs.

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Housing Constraints — As of November 9, 2021, California continued to face a critical housing shortage. California residential housing units authorized by building permits (seasonally adjusted) in 2020 averaged 4.7 percent lower than in 2019, following a decrease of 4.9 percent from 2018. Continued low permits may limit job growth in the State and will contribute to increasing housing prices. The California median sales price of existing single-family homes exceeded $700,000 for the first time in August 2020, and exceeded $800,000 for the first time in April 2021. In the first quarter of 2021, California’s median home sales price was over 20 percent higher than in the first quarter of 2020.

On June 25, 2021, the State moratorium on evictions, previously scheduled to end on June 30, 2021, was extended through September 30, 2021. However, continued rising home price trends may negatively impact the State as negative impacts of the COVID-19 recession on the economy persist. Californians will face increasing affordability issues which may affect their decisions about where to live and work. Given the State’s structural housing supply constraints and shortage, low-income populations will be especially vulnerable to evictions and to high housing costs. Furthermore, certain businesses may determine to leave California to the extent location decisions are significantly influenced by the ability of their employees and customers to live nearby.

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Debts and Liabilities — The State’s past budget challenges were often addressed by use of unprecedented levels of debt, deferrals, and budgetary obligations accumulated during periods of economic recession in the prior two decades. Since the end of the last economic recession, the State repaid all budgetary debts and implemented plans to pay down the remaining unfunded portions of all major State pension and retiree healthcare liabilities over the next three decades. As part of the 2020 Budget Act, several billion dollars of new budgetary loans and education funding deferrals were utilized to help offset then projected revenue losses due to the COVID-19 pandemic. The 2021 Budget Act pays off a portion of those budgetary loans while completely paying off the education funding deferrals that were utilized during fiscal year 2020-21.

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Climate Change — Historically, the State has been susceptible to wildfires and hydrologic variability. As greenhouse gas emissions continue to accumulate, climate change was expected by the State to intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and raise sea levels along the coast. Over the past several years, the State has already experienced the impacts of climate change through a multi-year drought and unprecedented wildfires. The previous drought was a five-year event from 2012 to 2016, and five years later in 2021, California was once again facing drought conditions. On October 19, 2021, the Governor extended the drought state of emergency to all 58 of the State’s counties, which is up from 50 counties as of July 31, 2021. In 2020, over 4 million acres burned in California, more than twice the previous record of approximately 2 million acres in 2018. As of August 25, 2021, nearly 1.6 million acres had already burned in the State in 2021. Destruction of housing increases the demand for construction resources from rebuilding and worsens the State’s housing imbalances. The future fiscal impact of climate change on the State’s budget is difficult to predict, but in the opinion of the State, it could be significant. However, as of November 9, 2021, the State was in the process of implementing various resilience measures to reduce the impacts of climate change, including significant investments in wildfire prevention and water infrastructure projects. As of November 9, 2021, the ability of the State to take actions to mitigate any future fiscal impact of climate change on the State budget is limited and there can be no assurances that the current or any future resilience measures will be effective in materially mitigating the impact of climate change on the State.

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Energy Risks —Another result of unprecedented climate-induced weather events, including drought, extreme heat events and wildfires, is stress on California’s electrical system. The future fiscal impact of stresses to the energy grid caused by climate is difficult to predict, but could be significant. In recent years, California has taken numerous steps to increase resiliency to be better prepared to meet the State’s electricity demands. As of November 9, 2021, California was taking additional immediate actions by expanding demand response programs and creating additional incentives to move large energy users to back-up power generation to address reliability concerns and implementing longer-term actions, such as suspending certain permitting requirements to allow greater energy production.

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Cybersecurity Risks — The State, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. The State’s reliance on this environment has increased due to higher rates of telework as mandated by public health measures during the COVID-19 pandemic. As a recipient and provider of personal, private, or sensitive information, the State is subject to multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems.

Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In 2017, the State established a statewide security operations center to protect against malicious activity targeting critical technology infrastructure. No assurances can be given that the State’s efforts to manage cyber threats and attacks will be successful or that any such attack will not materially impact the operations or finances of the State.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper (“CP”) notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

Capital Facilities Financing

General Obligation Bonds. The State’s Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under State law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal of and interest on such bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund was expected to pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating general obligation bond program for the State is the veterans general obligation bonds, which are supported by mortgage repayments from housing loans made to military veterans of the State.

General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the State’s Constitution, general obligation bonds cannot be used to finance State budget deficits.

Variable Rate General Obligation Bonds. The State’s general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of its long-term general obligation bonds outstanding. The State Treasurer has adopted a Debt Management Policy that, as of November 9, 2021, further reduced this limitation on variable rate indebtedness to 10 percent of the aggregate amount of long-term general obligation bonds outstanding. The terms of this policy, including this 10 percent limitation, can be waived or changed in the sole discretion of the State Treasurer. The State’s long-term general obligation bonds issued as variable rate indebtedness represented about 2.09 percent of the State’s total outstanding general obligation bonds. With respect to the $625,000,000 of variable rate general obligation bonds having scheduled mandatory tender dates, if these bonds cannot be remarketed or redeemed on or prior to their respective scheduled mandatory tender dates, there is no event of default but the interest rate on the bonds not remarketed or redeemed on or prior to such date will increase, in most cases in installments, on and after the applicable scheduled mandatory tender date subject to a maximum interest rate for such bonds that may be less than the statutory maximum interest rate for the bonds, until such bonds can be remarketed or redeemed or are paid at maturity.

The State is obligated to redeem, on the applicable purchase date, any weekly and daily variable rate demand obligations (“VRDOs”) tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or bid process related thereto, as applicable, or from liquidity support related to such VRDOs. As of November 9, 2021, the State had not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

General Obligation Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as CP notes. CP notes may be renewed or may be refunded by the issuance of bonds. The State uses CP notes to provide flexibility for bond programs, such as to provide interim funding for voter-approved projects or to facilitate refunding of variable rate bonds into fixed rate bonds. CP notes are not included in the calculation of permitted variable rate indebtedness. As of July 1, 2021, a total of $2.3 billion in principal amount of CP notes was authorized under agreements with various banks.

Bank Arrangements. In connection with VRDOs and the CP program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to pay or repay any obligations thereunder (including reimbursement of drawings resulting from any failed remarketings). To the extent that VRDOs or CP offered to the public cannot be remarketed over an extended period (whether due to downgrades of the credit ratings of the institution providing credit enhancement or other factors) and the applicable financial institution is obligated to purchase VRDOs or CP, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the VRDOs or CP, and, with respect to VRDOs, the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the VRDOs. In addition, after the occurrence of certain events of default as specified in a credit agreement, payment of the related VRDOs held by the applicable financial institution may be further accelerated and payment of related CP held by the applicable financial institution, as applicable, may also be accelerated and interest payable by the State on such VRDOs or CP could increase significantly.

Lease-Revenue Obligations. In addition to general obligation bonds, the State acquires and constructs capital facilities through the issuance of lease-revenue obligations (also referred to as lease-purchase obligations). Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board (“SPWB”), another State or local agency or a joint powers authority uses proceeds of bonds to pay for the acquisition or construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University (“CSU”), or the Judicial Council under a long-term lease which provides the source of revenues which are pledged to the payment of the debt service on the lease-revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State constitutional provisions that require voter approval.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue-producing enterprises and projects (e.g., among other revenue sources, taxes, fees and/or tolls) and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the CSU and University of California (“UC”) systems), housing, health facilities and pollution control facilities.

Build America Bonds. In February 2009, Congress enacted certain new municipal bond provisions as part of the federal economic stimulus act (“ARRA”), which allowed municipal issuers such as the State to issue “Build America Bonds” (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA, the U.S. Treasury was to repay the issuer an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments related to lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the IRS as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of November 9, 2021, none of the State’s BAB subsidy payments had been reduced because of such an offset.

Between April 2009 and December 2010, the State issued $13.5 billion of BAB general obligation bonds and the SPWB issued $551 million of BAB lease-revenue bonds. As of July 1, 2021, the State had approximately $11.9 billion of outstanding BAB general obligation bonds and $347 million of outstanding BAB lease-revenue bonds. As of July 1, 2021, the aggregate amount of the subsidy payments expected to be received for fiscal year 2021-22 through the maturity of the outstanding BABs

(mostly 20 to 30 years from issuance) was approximately $4.83 billion for the general obligation BABs and $108 million for the SPWB lease-revenue BABs. The estimated subsidy amounts included the expected 5.7 percent reduction to the BAB subsidy from sequestration as described in the next paragraph.

Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. As of November 9, 2021, the amount of the reduction of the BAB subsidy payment has ranged from a high of 8.7 percent in 2013 to a low of 5.7 percent for federal fiscal years 2021 through 2030. As of November 9, 2021, the amount of this reduction had been less than $30 million annually and such reductions were scheduled to continue through September 30, 2030. Congress can terminate, extend or otherwise modify reductions in BABs subsidy payments due to sequestration at any time. None of the BAB subsidy payments were pledged to pay debt service for the general obligation and SPWB BABs.

Future Issuance Plans; General Fund Debt Ratio

Based on estimates from the Department of Finance, approximately $6.5 billion of new money general obligation bonds (some of which may initially be in the form of CP notes) and approximately $2.2 billion of lease-revenue bonds were expected to be issued in fiscal year 2021-22. These estimates were expected to be updated by the State Treasurer’s Office based on sales that occur in fiscal year 2021-22 and information provided by the Department of Finance with respect to the updated funding needs of, and actual spending by, departments. In addition, the actual amount of bonds sold will depend on other factors such as overall budget constraints, market conditions and other considerations. As of November 9, 2021, the State also expected to issue refunding bonds as market conditions warrant.

The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”), can fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time. Any changes to these assumptions will impact the projected General Fund Debt Ratio. Based on bond issuance estimates and the General Fund revenue estimates less transfers to and from the BSA contained in the 2021 Budget Act, the General Fund Debt Ratio was projected, as of November 9, 2021, to equal approximately 4.53 percent in fiscal year 2021-22 and 4.43 percent in fiscal year 2022-23.

The General Fund Debt Ratio is calculated based on the amount of debt service expected to be paid, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. As of November 9, 2021, the total of these offsets was projected to be approximately $1 .9 billion for fiscal year 2021-22 and $1.7 billion for fiscal year 2022-23. Including the projected offsets reduces the General Fund Debt Ratio to 3.47 percent in fiscal years 2021-22 and 2022-23. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement with the four major cigarette manufacturers, in which the participating manufacturers agreed to make payments to the State in perpetuity. Under a separate Memorandum of Understanding (“MOU”), half of the payments made by the cigarette manufacturers are paid to the State and half to certain local governments, subject to certain adjustments.

In 2002, the State established a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 authorized a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act for payment of debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The California State Legislature is not obligated to make any General Fund appropriation so requested.

The credit enhancement mechanism only applies to certain tobacco settlement bonds that were issued in 2005, 2013, 2015, 2018 and 2021 with an outstanding principal amount of approximately $2.1 billion (the “enhanced bonds”). The enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, as described above, the State committed to request a General Fund appropriation from the Legislature in the event tobacco settlement revenues are insufficient to pay debt service on the enhanced bonds, and in the event that certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. Every enacted budget since 2003 has included this appropriation, but, as of November 9, 2021, use of the appropriated moneys had never been required.

Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.94 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco settlement revenues. As of June 30, 2021, the balance of the reserve fund for the enhanced bonds was approximately $152.5 million. If, in any future year tobacco settlement revenues are less than required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund will be required and at some point in the future, the reserve fund may become fully depleted. The State is not obligated to replenish the reserve fund from the General Fund, or to request an appropriation to replenish the reserve fund.

Office of Statewide Health Planning and Development Guarantees

The Office of Statewide Health Planning and Development (“OSHPD”) insures loans and bonds that finance and refinance construction and renovation projects for nonprofit and publicly owned healthcare facilities. As of November 9, 2021, this program was authorized by statute to insure up to $3 billion for health facility projects.

State law established the Health Facility Construction Loan Insurance Fund (the “Fund”) as a trust fund which is continuously appropriated and may only be used for purposes of this program. The Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund is unable to make payment on an insured loan or bond, State law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on parity with State general obligation bonds. The Fund is liable for repayment to the General Fund of any money paid from the General Fund. As of November 9, 2021, all claims on insured loans had been paid from the Fund and no debentures had been issued.

As of June 30, 2021, OSHPD insured 66 loans to nonprofit or publicly owned health facilities throughout California with a then-current outstanding aggregate par amount of approximately $1.661 billion, and a cash balance of approximately $154 million. The actuarial study of the Fund as of June 30, 2018, was completed in January 2020 (the “2018 actuarial study”). Based upon a number of assumptions, the 2018 actuarial study concluded, among other things, that the Fund appeared to be sufficient, under the “expected scenario” to maintain a positive balance until at least fiscal year 2047-48. Even under the “most pessimistic scenario,” the 2018 actuarial study found that there was a 70 percent likelihood that the Fund’s reserves as of June 30, 2018 would protect against any General Fund losses until at least fiscal year 2028-29, and a 90 percent likelihood that the Fund’s reserves as of June 30, 2018 would protect against any General Fund losses until at least fiscal year 2023-24. There can be no assurances that the financial condition of the Fund has not materially declined since the 2018 actuarial study.

In December 2016, OSHPD, the Department of Finance, and the State Treasurer entered into an MOU that outlined the processes for the (i) issuance of debentures; (ii) payment of debentures from the General Fund should the Fund fail to pay the debentures; and (iii) repayment to the General Fund for any money paid for debentures.

Cash Management Borrowings

As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs. RANs had been issued in every year except one between 1983 and 2014. The most recent issues of RANs ranged in aggregate principal amounts of approximately $2 billion to $10 billion. As of November 9, 2021, with the State’s improved budget and cash position through fiscal year 2019-20 and the growth of internal borrowable resources from special funds including new reserve funds, the State has not had to use external borrowing since the last RAN issue in fiscal year 2014-15. Despite impacts of the COVID-19 pandemic, based on cash projections as of November 9, 2021, no RANs were planned through fiscal year 2021-22.

SOURCES OF TAX REVENUE

In 2020, there was a dramatic decline in economic activity in the second quarter, including in the State, due to the COVID-19 pandemic, followed by an uneven recovery for the remainder of the year. For 2021, the economy, buoyed by multiple rounds of federal stimulus, an accommodative monetary policy, and the reopening of businesses, appears poised for rapid expansion with continued growth expected in 2022. Despite the downturn and record unemployment in 2020, PIT withholding receipts in 2020 increased by 7.4 percent year-over-year compared to 2019, indicating that high-wage taxpayers that are subject to higher tax rates have generally not faced significant adverse effects of the economic downturn caused by the COVID-19 pandemic.

As of November 9, 2021, sales tax revenues had also been unexpectedly strong, due to a shift in consumption from services to taxable goods. However, a 2 percent drop in sales tax revenues for the 12-month period from July 1, 2019 to June 30, 2020 compared with the 12-month period from July 1, 2018 to June 30, 2019, as well as the decline in total nonfarm employment of 1,705,000 from April 2020 to June 2020 and of 1,865,400 from January 2020 to June 2020, was sufficient to meet the criteria that would have allowed the Governor to pause the minimum wage increase at the beginning of 2021. The Governor declined to do so in September 2020, and the forecast in the 2021 Budget Act includes scheduled increases in the minimum wage to $14.00 an hour for employers with 26 or more employees, or $13.00 an hour for employers with fewer employees on January 1, 2021. Future increases to $15.00/$14.00 an hour on January 1, 2022, and $15.00 an hour for all employers on January 1, 2023, as well as indexing for inflation afterwards, are also included.

In addition to strong growth in PIT withholding, the record highs set in the stock market suggest that capital gains, which accrue largely to high income households, are likely to show strong growth in 2021, as they did in 2020. Because the economic hardship of the COVID-19 pandemic has largely impacted low-income taxpayers, and because of California’s progressive tax structure, California’s revenues only suffered a moderate and temporary slowdown in fiscal year 2019-20 with revenues increasing a modest 0.4 percent year-over-year. However, revenues were expected to increase substantially over the next two fiscal years, with fiscal year 2021-22 revenues projected to be over 25 percent higher than fiscal year 2019-20.

The State’s first Golden State Stimulus (“GSS I”) was enacted as part of early action to the 2021-22 Budget and provided immediate cash support to families most likely to have suffered economically from the COVID-19 pandemic. Regardless of income, all Californians pay a variety of taxes, including on the purchase of taxable goods. GSS I refunded $600 of those taxes to all 2020 taxpayers who received a California Earned Income Tax Credit (“Cal EITC”) in 2021, $1,200 to 2020 taxpayers with individual tax identification numbers (“ITINs”) who receive a Cal EITC in 2021, and $600 to 2020 ITIN taxpayers with $75,000 or less of income who did not qualify for the Cal EITC received in 2021. A significant majority of these refunds have been paid as of July 2021 and this policy is expected to reduce PIT revenues by $2.8 billion in fiscal year 2020-21.

The 2021-22 Budget includes GSS II, which is expected to provide $8.1 billion in tax rebates to 11.1 million households. GSS II provides one-time stimulus payments as follows: (1) $600 to all taxpayers filing a 2020 tax year return with adjusted gross income of $75,000 or less who did not already receive the GSS I; (2) an additional $500 to all taxpayers with adjusted gross income of $75,000 or less with a dependent on the return; and (3) an additional $500 to all ITIN taxpayers with adjusted gross income of $75,000 or less with a dependent on the return. GSS II was budgeted as an expenditure and therefore did not affect PIT revenue.

Also part of early action to the 2021-22 Budget, the State, with certain exceptions, conformed State tax law to the federal tax law change that allowed the deduction of expenses related to income from the PPP forgiven loans. As a result, businesses that received these loans will not be taxed on this income at the State level. These PPP loans and subsequent forgiveness of those loans were provided to incentivize small businesses to keep workers on payroll and rehire laid-off workers who lost wages due to the COVID-19 pandemic. The State excluded public companies and companies that cannot demonstrate that they had a 25-percent sales reduction in a quarter in calendar year 2020 versus a comparable quarter in 2019. This policy is estimated to reduce revenues by $140 million in fiscal year 2020-21, $2.9 billion in fiscal year 2021-22, and $1.5 billion in fiscal year 2022-23, with half of the reduction to the PIT and half of the reduction to the corporate income tax.

In fiscal years 2020-21 and 2021-22, as in most years, the vast majority of the State’s General Fund revenues and transfers were projected to be derived from three sources: PIT, sales and use taxes, and corporation taxes.

Cost recovery revenues for federal reimbursement of expenses related to COVID-19 and wildfires increased General Fund revenues and transfers by over $700 million in fiscal year 2019-20 , $600 million in fiscal year 2020-21 and $4.5 billion in fiscal year 2021-22. General Fund revenues and transfers in fiscal year 2020-21 reflect a $7.8 billion withdrawal from the BSA, a $2.8 billion transfer to the BSA, $1.9 billion in loans and loan repayments to the General Fund, and a $450 million withdrawal from the SNRF. General Fund revenues and transfers in fiscal year 2021-22 reflect a $3.4 billion transfer to the BSA, over $800 million in loan repayments to special funds and a $450 million transfer to the SNRF.

Personal Income Tax

California PIT is imposed on net taxable income; that is, gross income less exclusions and deductions, with rates ranging from 1 percent to 12.3 percent. In addition, the State imposes a 1 percent surcharge on taxable income above $1 million and dedicates the proceeds from this surcharge to the State’s Mental Health Services Fund. The PIT brackets, along with other tax law parameters, are adjusted annually for inflation. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to the State’s alternative minimum tax (“AMT”). California’s PIT structure is highly progressive. For example, the Franchise Tax Board (“FTB”) indicates that the top 1 percent of State income taxpayers paid 45 percent of the State’s total PIT in tax year 2019.

Proposition 30 and Proposition 55, passed in 2012 and 2016, provided for a one-percent increase in the PIT rate for joint filing taxpayers with income above $500,000 and equal to or below $600,000; a 2 percent increase for incomes above $600,000 and equal to or below $1,000,000; and a 3 percent increase for incomes above $1,000,000 in calendar years 2012 to 2030. For single filers these tax rate increases start at incomes one-half those for joint filers. The brackets for these higher rates are indexed for inflation each year. The 2021-22 Budget projected the revenue from these additional tax brackets to be $9.8 billion in fiscal year 2019-20, $11 billion in fiscal year 2020-21, and $11.6 billion in fiscal year 2021-22.

Income taxes on capital gains realizations, which are linked to stock market and real estate performance, can add significant volatility to PIT receipts. During the Great Recession, capital gains tax receipts dropped from nearly $9 billion in fiscal year 2007-08 to just under $3 billion in fiscal year 2009-10, a 67 percent decline. The 2021-22 Budget projected that capital gains would account for approximately 12 percent of General Fund revenues and transfers in fiscal year 2019-20, declining to 10. 2 percent in fiscal year 2020-21, and increasing to 11.9 percent in fiscal year 2021-22. The volatility in these percentages is primarily due to an underlying volatility in the level of capital gains tax revenues, rather than to volatility in other General Fund revenues and transfers.

Sales and Use Tax

California imposes a sales tax on retailers for the privilege of selling tangible personal property in the State. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

California imposes a use tax at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed or stored in the State. Use tax applies to purchases from out-of-state vendors that did not collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of November 9, 2021, the breakdown for the uniform statewide State and local sales and use tax (referred to herein as the “sales tax”) rate of 7.25 percent was as follows (many local jurisdictions have additional sales taxes for local purposes):

●	3.9375 percent imposed as a State General Fund tax;
●	1.0625 percent dedicated to local governments for realignment purposes (Local Revenue Fund 2011);
●	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);
●	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund); and
●	1.25 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 1.0 percent for city and county general-purpose use.

Proposition 30 constitutionally guaranteed that 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and explicitly states that this sales tax revenue does not constitute General Fund revenue for purposes of the Proposition 98 guarantee. The 1.0625 percent of the sales tax rate was expected to generate $ 7.7 billion in fiscal year 2020-21 and $8.1 billion in fiscal year 2021-22.

Existing law provides that 0.25 percent of the base State and local sales tax rate will be suspended in any calendar year upon certification by the Director of the Department of Finance that specified conditions exist. There are two sets of tests, each with two conditions. The first set of tests examines whether the actual SFEU balance as of June 30 exceeds 4 percent of the current fiscal year’s General Fund revenues, and whether the forecasted SFEU balance as of June 30 of the next fiscal year, excluding the impact from the 0.25 percent sales tax rate, exceeds 4 percent of the next fiscal year’s projected General Fund revenues. The second set of tests observes whether the forecasted SFEU balance as of June 30, excluding the impact from the

0.25 percent sales tax rate, exceeds 3 percent of current year General Fund revenues, and whether the actual revenues in May through September of the current calendar year equal or exceed the May Revision forecast. If both conditions in either set of tests are met as certified by the Director of the Department of Finance, then the 0.25 percent rate will be suspended. The Department of Finance estimated, as of November 9, 2021, that the reserve level would be insufficient to trigger a suspension of the 0.25 percent rate for calendar year 2021.

On June 21, 2018, the U.S. Supreme Court ruled 5-4 in favor of South Dakota in South Dakota v. Wayfair, Inc., overruling previous decisions (Quill & Bellas Hess) which significantly limited states’ legal authority to require that out-of-state retailers collect and remit use tax. Quill & Bellas Hess had resulted in large use tax gaps as e-commerce has grown to account for about 10 percent of overall U.S. retail sales. In April 2019, the Legislature passed Chapter 5, Statutes of 2019 (AB 147), which made changes to sales tax law in the wake of the Wayfair decision, including requiring that businesses remit sales tax to the State if they met a threshold of $500,000 sales into California per year. It also mandated that any business acting as a marketplace facilitator had to remit California sales tax for sales into California that took place on their website. The $500,000 threshold requirement went into effect on April 25, 2019 and the marketplace facilitator requirement went into effect on October 1, 2019. This legislation helped capture much of the shift to online transactions that occurred as a result of the COVID-19 pandemic.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

●

The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

●

Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

●	In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.
●

A minimum franchise tax of up to $800 is imposed on corporations and Sub-Chapter S corporations. Limited partnerships, limited liability partnerships, and limited liability corporations (“LLCs”) are also subject to the $800 minimum franchise tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

●	Sub-Chapter S corporations are taxed at 1.5 percent of profits.
●	Fees and taxes paid by LLCs, which accounted for 6.3 percent of corporation tax revenue in fiscal year 2019-20.

The temporary business tax credit limitation and temporary suspension of net operating loss provisions that were adopted in the 2020 Budget Act were expected, as of November 9, 2021, to increase corporation tax revenue by $3.7 billion in fiscal year 2020-21 and by $3.3 billion in fiscal 2021-22. The revenue estimate related to these provisions is highly uncertain and therefore represents a significant risk to the corporation tax revenue forecast.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. As of November 9, 2021, the insurance tax was estimated to generate General Fund revenues of $3.3 billion in fiscal year 2020-21 and was estimated to generate $3.3 billion in fiscal year 2021-22.

Special Fund Revenues

The State’s Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. While these funds are not directly available to repay State general obligation bonds, the General Fund may, when needed to meet cash flow needs, temporarily borrow from certain special funds. In general, special fund revenues comprise three categories of income:

●	Receipts from tax levies, which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.
●	Charges for certain services provided by the State government to individuals, businesses, or organizations, such as fees for the provision of business and professional licenses.
●	Rental royalties and other receipts designated for particular purposes (e g., oil and gas royalties).

Motor vehicle-related taxes and other fees were projected, as of November 9, 2021, to account for approximately one-third of all special fund revenues in fiscal year 2021-22. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees, and vehicle license fees (“VLFs”). In fiscal year 2021-22, approximately $19 billion of special fund revenues were projected to come from the ownership or operation of motor vehicles, which includes an increase to existing taxes and new fees from the Road Repair and Accountability Act of 2017, Chapter 5, Statutes of 2017 (SB 1), which began collection in fiscal year 2017-18.

Taxes on Tobacco Products

Cigarette and tobacco taxes primarily affect special funds, with $60 million going to the General Fund and $1.9 billion going to special funds in fiscal year 2020-21. Proposition 56 increased the excise tax rate on cigarettes, tobacco products, and electronic cigarettes, effective April 1, 2017. The excise tax increased by $2 from 87 cents to $2.87 per pack of cigarettes. The equivalent excise tax on the distribution of other tobacco products such as cigars, chewing tobacco, pipe tobacco, and snuff also increased by $2 from a $1.37-equivalent to a $3.37-equivalent tax, effective July 1, 2017. Proposition 56 also imposed the $3.37-equivalent tobacco products tax on electronic cigarettes, which had previously not been subject to a tobacco products tax. All of the new money from Proposition 56 goes to special funds.

Taxes on Cannabis Products

Proposition 64, The California Legal Marijuana Initiative, approved by the voters in November 2016, legalized the recreational use of cannabis within California for persons age 21 and over, effective November 9, 2016. The measure also levied new State excise taxes on the cultivation and retail sale of both recreational and medical cannabis as of January 1, 2018, to be spent for specified purposes. The cultivation tax had been $9.25 per ounce of flower, $2.75 per ounce of leaves, or $1.29 per ounce of fresh whole plant but was indexed for inflation beginning in 2020. There is an additional State retail excise tax equal to 15 percent of the average market price for cannabis products. Recreational cannabis is also subject to State and local sales taxes. Medical cannabis, on the other hand, is exempted from existing State and local sales taxes if the purchaser presents a valid medical marijuana identification card. However, taxes on both medical and recreational cannabis can be levied by local governments. Proposition 64 specified that resources in the Cannabis Tax Fund are not subject to appropriation by the Legislature. Resources are dispersed to agencies according to a set of priorities identified in statute beginning with those tasked with administering the regulation of cannabis and followed by research, law enforcement, and education programs related to cannabis.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

The State is prohibited from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as UI. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

Various types of appropriations are excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to regulatory licenses, user charges, or user fees. The measurement of change in population is a blended average of statewide overall population growth and the change in attendance at local school and community college (“K-14 education”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 education districts and refunds to taxpayers.

The State has rarely exceeded its Appropriations Limit. In recent years, however, State appropriations have trended closer to the limit, and in fiscal year 2018-19, total spending exceeded the limit by $1.9 billion and, as of November 9, 2021, was expected to exceed the limit in fiscal year 2020-21. Strong revenue growth, coupled with more moderate growth in the Appropriations Limit, served to reduce the room under the limit. Two of the three growth factors, the change in civilian population and the change in K-14 average daily attendance, have dropped to less than 1 percent and have been negative, respectively, in a number of recent years. The 2021-22 Governor’s Budget projected that the State could exceed the limit over fiscal years 2018-19 and 2019-20 by $102 million. However, based on final revenues and expenditures as of the 2021 Budget Act, the limit when measured across that two-year period was not exceeded. Statutory changes enacted as part of the 2021-22 Budget excluded the following from the Appropriations Limit: county sales tax generated realignment revenues of $11.6 billion in fiscal year 2020-21 and $12.3 billion in fiscal year 2021-22 provided to cities and counties. In addition, pursuant to existing law, GSS II expenditures of $8.1 billion in fiscal year 2021-22 were excluded from the Appropriations Limit as emergency expenditures. The estimates of the Appropriations Limit for fiscal years 2020-21 and 2021-22 will continue to be revised in connection with the adoption of the annual budget acts of 2022 and 2023, respectively.

Annually, an estimate of the new Appropriations Limit is included in the Governor’s Budget, and is thereafter subject to the deliberative budget process and final establishment in the annual Budget Act.

K-14 Education under Proposition 98

General. California provides instruction and support services to roughly six million students in grades kindergarten through twelve in more than 10,000 schools throughout the State. K-12 education programs are primarily funded under Proposition 98, and were expected, as of November 9, 2021, to receive funding of $65.4 billion from the General Fund for fiscal year 2021-22 (both Non-Proposition 98 and Proposition 98). As of November 9, 2021, the State also provided instruction and support services for approximately 2.1 million students based on enrollment (or approximately 1.1 million full-time equivalent students) at 116 community colleges.

K-12 Education Response to the COVID-19 Pandemic. The 2020 Budget Act included a provision which protects K-12 schools from attendance declines resulting from COVID-19 by largely keeping K-12 apportionment funding at fiscal year 2019-20 levels while suspending the application of the 2020-21 statutory Cost-of-Living Adjustment. The 2020 Budget Act also reflected $11 billion in K-12 apportionment deferrals of payments that would otherwise be made in fiscal year 2020-21 to fiscal year 2021-22, as follows: February 2021 to November 2021 ($1.54 billion), March 2021 to October 2021 ($2.38 billion), April 2021 to September 2021 ($2.38 billion), May 2021 to August 2021 ($2.38 billion) and June 2021 to July 2021 ($2.38 billion). Pursuant to the 2021 Budget Act, these deferrals were paid off in July and August of 2021. In recognition of the suspended Cost-of-Living Adjustment for fiscal year 2020-21, the 2021 Budget Act proposed a compounded Cost-of-Living Adjustment for fiscal year 2021-22 of 5.07 percent applied to the Local Control Funding Formula (“LCFF”) to return it to its pre-COVID-19 pandemic target levels, had the 2020-21 Cost-of-Living Adjustment not been suspended. This compounded Cost-of-Living Adjustment, combined with estimated attendance changes, was projected, as of November 9, 2021, to result in an increase of $3.2 billion in fiscal year 2021-22 over the revised fiscal year 2020-21 LCFF target amount.

Additionally, the 2021 Budget Act reflects the following investments:

●	$6.6 billion, of which $2 billion is allocated for safety measures to support in-person instruction, and $4.6 billion is allocated to support expanded learning opportunities.

●	$3 billion, available over several years, to expand and strengthen the implementation and use of the community school model to all schools in communities with high levels of poverty.
●	$2.9 billion to support educator initiatives, which includes $1.5 billion available for the Educator Effectiveness Block Grant, and $500 million to support the Golden State Teacher Grant Program.
●

Providing a permanent 15 percent increase to the LCFF concentration grant percentage for school districts and charter schools above 55 percent enrollment of low-income, foster youth, and English language learners, equal to approximately $1.1 billion, with the funding to be used for increasing the number of adults providing direct services to students on school campuses.

●

Beginning in fiscal year 2022-23, incrementally establishing universal transitional kindergarten, with full implementation by 2025-26. The costs to establish universal transitional kindergarten are anticipated to be approximately $600 million in fiscal year 2022-23, growing to $2.7 billion in fiscal year 2025-26.

Proposition 98 Funding for K-12 and Community Colleges. State funding for K-14 education is determined largely by Proposition 98, a voter-approved constitutional amendment passed in 1988. Proposition 98, as amended by Proposition 111 in 1990, is mainly comprised of a set of three formulas, or three tests, that guarantee schools and community colleges a minimum level of funding from the State General Fund and local property taxes, commonly referred to as the “minimum guarantee”. Which test applies in a particular year is determined by multiple factors including the level of funding in fiscal year 1986-87, local property tax revenues, changes in school attendance, growth in per capita personal income, and growth in per capita General Fund revenues. The applicable test, as determined by these factors, sets the minimum funding level. Most of the factors are adjusted frequently and some may not be final for several years after the close of the fiscal year. Therefore, additional appropriations—referred to as “settle-up” funds—may be required to fully satisfy the minimum guarantee for prior years. Final settle-up payments are determined as part of the Proposition 98 certification process, which occurs the fiscal year after the close of the related fiscal year; any outstanding settle-up balance owed to schools must be paid or scheduled to be paid as part of the State’s multi-year budgeting process.

Although the State’s Constitution requires a minimum level of funding for education, the State may provide more or less than the minimum guarantee. If the State provides more than is required, the minimum guarantee is increased on an ongoing basis. If the State provides less than required, the minimum guarantee must be suspended in statute with a two-thirds vote of the Legislature. When the minimum guarantee is suspended, the suspended amount is owed to schools in the form of a maintenance factor. A “maintenance factor obligation” is also created in years when the operative minimum guarantee is calculated using a per capita General Fund inflation factor (Test 3) and is lower than the calculation using a per capita personal income inflation factor (Test 2). (In Test 1 years, a fixed percentage of General Fund revenues is used in the calculation.) In Test 3 years, the amount of maintenance factor obligation created is equal to the difference between the funded level and the Test 2 level. Under a suspension, the maintenance factor obligation created is the difference between the funded level and the operative minimum guarantee. The maintenance factor obligation is repaid according to a constitutional formula in years when the growth in per capita General Fund revenues exceeds the growth in per capita personal income.

The passage of Proposition 30 temporarily created an additional source of funds for K-14 education. The Education Protection Account, created by Proposition 30, was available to offset Proposition 98 General Fund expenditures for fiscal years 2012-13 through 2018-19, freeing up General Fund resources for other purposes. Proposition 55 extended the additional income tax rates established by Proposition 30 through tax year 2030.

Proposition 2 created the PSSSA, a special fund that serves as a Proposition 98 reserve, and requires a deposit in the PSSSA under specified conditions. At the time of the 2021 Budget Act, these conditions were met in both fiscal years 2020-21 and 2021-22, requiring deposits of $1.9 billion and $2.6 billion, respectively. Economic conditions as of the 2020 Budget Act projected no required deposit in fiscal year 2020-21 but Proposition 2 requires a two-year true-up on this transfer calculation, and, as of November 9, 2021, after the true-up calculation, the conditions requiring a deposit were projected to be met in fiscal year 2020-21. Balances in the PSSSA must be spent on education in fiscal years in which the minimum Proposition 98 funding level is not sufficient to fund the prior year funded level adjusted for growth and inflation. With the total balance in the PSSSA exceeding 3 percent of the total Proposition 98 funded amount in fiscal year 2021-22, school district reserve caps of 10 percent will be triggered in fiscal year 2022-23 pursuant to statute.

Proposition 98 Funding for Fiscal Years 2020-21 and 2021-22. According to the State, as of November 9, 2021, the funding provided to K-12 schools and community colleges was estimated to grow significantly in fiscal year 2020-21 and slightly in fiscal year 2021-22. The 2021 Budget Act enacts the Proposition 98 minimum guarantee at $93.7 billion in fiscal year 2021-22, an increase of $22.8 billion compared to the amount assumed for fiscal year 2020-21 in the 2020 Budget Act. Additionally, the 2021 Budget Act eliminates a multi-year supplementary payment mechanism set to begin in fiscal year 2021-22, adopted as part of the 2020 Budget Act, given the significant increase in the Proposition 98 minimum guarantee compared to the 2020 Budget Act.

The 2021 Budget Act enacted a revised funding level for K-12 schools and community colleges in fiscal year 2020-21 of $93.4 billion, which is $22.5 billion higher than the level assumed at the 2020 Budget Act. The large increases estimated at the 2021 Budget were primarily due to estimated State revenues in fiscal years 2020-21 and 2021-22 being significantly higher than was expected at the 2020 Budget Act at the onset of the COVID-19 pandemic.

Property taxes were estimated to continue increasing, mostly due to shifts of local property tax revenues back to schools and community colleges, and increases in base property tax revenues, though more modestly than prior to the COVID-19 pandemic.

STATE EXPENDITURES

Local Government Impacts on State Finances

The primary units of local government in California are the 58 counties, which range in population size from less than 2,000 residents in Alpine County to over 10 million in Los Angeles County. County governments provide many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. In addition, there are 482 incorporated cities in California and thousands of special districts formed to provide various services. As summarized below, the fiscal condition of these local governments can impact the State’s financial condition and flexibility.

Constitutional and Statutory Limitations. The fiscal condition of local governments changed when Proposition 13 was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of local property taxes and limited the ability of local governments to impose “special taxes” (devoted to a specific purpose) without two-thirds voter approval.

In the aftermath of Proposition 13, the State provided aid to local governments, including from the General Fund, to make up for the local governments’ loss of property tax revenue. Significantly, the State assumed a much larger responsibility for funding K-14 education. In 1988, Proposition 98 established a minimum guaranteed level of funding for K-14 education with a combination of local property taxes and State General Fund.

During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-14 education by requiring cities and counties to transfer some of their property tax revenues to school districts. The Educational Revenue Augmentation Fund (“ERAF”) was created by statute in 1992 for this purpose. However, the Legislature provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Proposition 218, a constitutional amendment approved by the voters in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.

The 2004 Budget Act, related legislation, Proposition 1A of 2004, and Proposition 22, approved by the voters in 2010, further changed the State-local fiscal relationship. The constitutional and statutory changes in the 2004 Budget Act and Proposition 1A of 2004 were implemented in an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act.

Part of the State-local agreement was a reduction of the VLF rate from 2 percent to 0.65 percent of the market value of the vehicle. To protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue was backfilled by an increase in the amount of property tax revenues they receive. This arrangement benefited local government finances because the annual backfill amount increased in proportion to the growth in property tax revenues, which historically has grown at a higher rate than VLF revenues. This arrangement continues without change in the 2021 Budget Act.

Another part of the State-local agreement includes Proposition 1A of 2004, which, among other things, amended the State Constitution to reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

Proposition 22 prohibits future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. In addition, allocation of local transportation funds cannot be changed without an extensive process.

Property Tax Revenues. The amount of property tax revenue generated each year can affect the State General Fund budget because local property tax revenue is allocated to offset General Fund expenditures for K-14 education required by Tests 2 and 3 of Proposition 98. Under Test 1 of Proposition 98, which is operative in fiscal year 2020-21, and which, as of November 9, 2021, was expected to be operative for the foreseeable future, property tax revenue supplements instead of offsets the State’s General Fund obligation for schools. As of the 2021 Budget Act, statewide property tax revenues were estimated to increase 5.3 percent in fiscal year 2020-21 and 6.5 percent in fiscal year 2021-22. Property tax estimates used in the calculation of the Proposition 98 minimum guaranteed level of funding are based on growth in statewide property taxes, but also include other factors such as excess tax, dissolved redevelopment agency (“RDA”) funds, and the shift of property taxes from local governments to K-14 schools into the ERAF.

Dissolved Redevelopment Agency Funds. RDAs were dissolved on February 1, 2012, and their functions were taken over by successor agencies tasked with winding down the RDAs’ affairs. Property tax revenue that would have gone to RDAs is now redirected to other local entities, including cities, counties, school and community college districts, and special districts, after payments are made for (1) pre-existing “pass through” payments to local agencies, (2) the former RDAs’ debts (known as “enforceable obligations”), and (3) limited administrative costs.

Property tax revenue allocated to school and community college districts supplements the funding schools receive from the State’s General Fund under Test 1 of Proposition 98. The 2021 Budget Act estimated that schools will receive an additional $2. 4 billion in fiscal year 2020-21 and $2.7 billion in fiscal year 2021-22. Additional revenues were projected to average $3.2 billion per year from fiscal year 2022-23 through fiscal year 2024-25, with annual growth proportionate to the changes in property tax growth, and the rate at which the enforceable obligations of the former RDAs are retired.

Realigning Services to Local Governments. The 2011 Budget Act included a major realignment of public safety programs from the State to local governments (AB 109). The realignment was designed to move program and fiscal responsibility to the level of government that can best provide the service, eliminate duplication of effort, generate savings, and increase flexibility. The implementation of the Community Corrections Grant Program authorized by AB 109 moved lower-level offenders from State prisons to county supervision and reduced the number of parole violators in the State’s prisons.

Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Realignment is funded through two sources in fiscal year 2021-22: (1) a State special fund sales tax of 1.0625 percent (projected to total $8 billion) and (2) $729.2 million in VLFs, projected as of the 2021 Budget Act. General Fund savings have been over $2.0 billion annually from the realigned programs beginning in fiscal year 2011-12. As of November 9, 2021, the State estimated savings of $3.4 billion in fiscal year 2020-21.

Unemployment Insurance

The UI program is a federal-State program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the significant increase in unemployment resulting from the COVID-19 pandemic, employer contributions are not currently sufficient to cover the cost of the benefits to claimants. In April 2020, in accordance with federal law, the State began to fund deficits in the State UI Fund through a federal loan to support benefit payments. The UI Fund federal loan was $17.8 billion at the end of calendar year 2020. Using economic outlook and unemployment projections as of November 9, 2021, the federal loan was projected to be $24.3 billion at the end of calendar year 2021 and $26.7 billion at the end of calendar year 2022. Repayment of principal on this federal UI loan is strictly an employer responsibility, and not a liability of the State’s General Fund. To ensure that the federal loan is repaid, when a state has an outstanding loan balance for two consecutive years, the federal government reduces the Federal Unemployment Tax Act (“FUTA”) credit it gives to employers. This is equivalent to an increase in the FUTA tax on employers and has the effect of paying off the federal UI loan.

Pursuant to federal law, if the State is unable to repay the loan within the same year it is taken, State funds must be used to pay the annual interest payments on the borrowed funds. The FFCRA provided interest free federal loans through December 26, 2020 for states to continue UI program benefit payments. The CRRSA then extended this interest free loan period through March 14, 2021. ARPA extended the interest free loan period again through September 6, 2021. In the event that the federal government does not extend the interest free loan period after September 6, 2021, the interest due will depend on a variety of factors, including the actual amount of the federal loan outstanding (which in turn will depend on the State rate of unemployment, employer contributions to the UI Fund, and any State or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government. The 2021 Budget Act assumed an estimate of approximately $36 million General Fund for the anticipated interest payment due September 30, 2021. Beginning in fiscal year 2022-23, it was estimated, as of November 9, 2021, the annual interest payment on the federal UI loan will range between $500 million and $600 million General Fund.

Health and Human Services

Medi-Cal. Medi-Cal, California’s Medicaid program, is a health care entitlement program for qualified low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves approximately one-third of all Californians.

Medi-Cal caseload and expenditures increased starting in fiscal year 2014-15 largely due to implementation of federal health care reform. Caseload reached an average monthly peak of 13.5 million in fiscal year 2016-17 and slowly declined through fiscal year 2019-20 .

The COVID-19 pandemic and federal policies during the public health emergency changed that trend. The 2021 Budget Act estimated average monthly caseload of 13 .6 million in fiscal year 2020-21 and 14.5 million in fiscal year 2021-22 and assumed caseload would peak at 14. 8 million in January 2022. The increase across both fiscal years is driven by the continuous coverage requirement in the FFCRA, which requires continuous Medicaid coverage for beneficiaries through the duration of the federal public health emergency (assumed through December 31, 2021) as a condition for receiving an enhanced Federal Medical Assistance Percentage (“FMAP”).

The 2021 Budget Act included $123.7 billion ($28.0 billion General Fund) in fiscal year 2021-22 for the Medi-Cal program. This represented an $8.1 billion ($6.55 billion General Fund) increase in the Medi-Cal program in fiscal year 2021-22 compared to estimated fiscal year 2020-21 expenditures. The year-over-year increase in fiscal year 2021-22 is largely due to costs associated with increased caseload projections, underlying program cost growth, assumed conclusion of the enhanced FMAP in December 2021, and implementation of significant proposals including the Behavioral Health Continuum Infrastructure Program, Children and Youth Behavioral Health Initiative and the California Advancing and Innovating Medi-Cal Initiative.

The Medi-Cal budget may significantly change over time, including within a single fiscal year, due to its size, financial complexity, federal requirements, and the fact that Medi-Cal operates on a cash, rather than an accrual, basis of accounting, which means that the timing of transactions can significantly disrupt fiscal year budgetary estimates.

The projected increase in federal fund spending in fiscal years 2020-21 and 2021-22 compared with fiscal year 2019-20 is primarily due to increased caseload and the assumed receipt of the enhanced FMAP through December 31, 2021. The projected increase in other State spending in fiscal years 2020-21 and fiscal year 2021-22 compared with fiscal year 2019-20 is largely attributable to the inclusion of Managed Care Organization (“MCO”) tax revenues and expenditures, the use of Hospital Quality Assurance Fee revenues to make supplemental payments to private hospitals, to fund public hospital grants, and to provide funding for children’s health care, as well as the establishment of and expenditures from a Medi-Cal Drug Rebate fund. The decrease in other State fund spending in fiscal year 2021-22 compared with fiscal year 2020-21 was largely attributable to reduced Hospital Quality Assurance Fee revenue collections, reduced managed care reimbursements to the General Fund from inter-governmental transfers, and completion of the Public Hospital Redesign and Incentives program.

Advancing and Innovating Medi-Cal (“CalAIM”). On June 30, 2021, the State submitted a request for federal approval to implement CalAIM, a multi-year waiver initiative. Effective January 1, 2022, via certain waivers and related contractual and Medi-Cal State Plan changes, the State will provide a wider array of services and supports for Medi-Cal patients with complex and high needs. The 2021 Budget Act included $1.6 billion ($664.1 million General Fund) in fiscal year 2021-22, $1.5 billion ($796.2 million General Fund) in fiscal year 2022-23, $1.6 billion ($825.9 million General Fund) in fiscal year 2023-24, and $927.8 million ($492 million General Fund) in fiscal year 2024-25 and annually thereafter to implement CalAIM. As of November 9, 2021, the Department of Health Care Services was working closely with the federal Centers for Medicare and Medicaid Services (“CMS”) for several years on the CalAIM initiative. It is possible that CMS may need to review certain elements of the CalAIM waivers with the State before approval, but as of November 9, 2021, CMS had given no indications that would suggest the waiver will not be approved. Furthermore, existing State law is structured such that CalAIM activities would only become effective if federal approval is granted and no federal funding is jeopardized.

Children and Youth Behavioral Health Initiative. The 2021 Budget Act includes $1.2 billion ($1.0 billion General Fund and $222 million federal funds) in fiscal year 2021-22, $1.6 billion ($1.4 billion General Fund and $124 million federal funds) in fiscal year 2022-23, and $431 million ($300 million General Fund and $131 million federal funds) in fiscal year 2023-24 and increasing annually thereafter to establish a prevention-focused behavioral health system where all children and youth are routinely screened, supported, and served for emerging and existing behavioral health needs.

Behavioral Health Continuum Infrastructure Program. The 2021 Budget Act included $755.7 million ($445.7 million General Fund and $310 million Coronavirus Fiscal Recovery Fund of 2021) in fiscal year 2021-22, $1.4 billion ($1.2 billion General Fund and $220 million Coronavirus Fiscal Recovery Fund of 2021) in fiscal year 2022-23, and $2.1 million General Fund in fiscal year 2023-24 to expand the community continuum of behavioral health treatment resources by providing grants to qualified entities to construct, acquire, and rehabilitate real estate assets or to invest in mobile crisis infrastructure.

American Rescue Plan Act of 2021; Home & Community-Based Services (“HCBS”) Funding. The 2021 Budget Act assumed receipt of approximately $3 billion in HCBS funding made available by ARPA through fiscal year 2023-24. Of this funding, subject to pending federal approval, $1.5 billion was allocated to reduce a like amount of General Fund expenditures on new HCBS activities in the 2021 Budget Act and $1.5 billion was allocated to additional HCBS activities, to be identified by the Secretary of Health and Human Services.

Medi-Cal Coverage for Undocumented Older Adults. The 2021 Budget Act included statutory changes to expand Medi-Cal coverage, including In-Home Supportive Services (“IHSS”), to undocumented immigrants aged 50 and older who are otherwise eligible but for immigration status, no sooner than May 1, 2022. The 2021 Budget Act included $67.3 million ($48 million General Fund) in fiscal year 2021-22 for this purpose. Expenditures were projected to gradually increase to $1.5 billion ($1.3 billion General Fund) in fiscal year 2023-24 and thereafter as enrollment ramps up. As of November 9, 2021, Medi-Cal covered undocumented immigrants under the age of 26.

Managed Care Organization Tax. Federal Medicaid regulations allow states to impose certain health care-related taxes on plans or providers as long as certain conditions are met. The revenue from these taxes serve as the non-federal share of spending for health care services in a state’s Medicaid program, which allows the State to draw down additional federal funding and reduce General Fund expenditures.

A three-and-a-half-year MCO tax was federally approved on April 3, 2020, effective through fiscal year 2022-23. The 2021 Budget Act included net General Fund savings of $1. 6 billion in fiscal year 2021-22 and $1.5 billion in fiscal year 2022-23 from this MCO tax.

Health Care Reform. California’s implementation of the Affordable Care Act (“ACA”) included the mandatory and optional Medi-Cal expansions. The mandatory Medi-Cal expansion simplified eligibility, enrollment, and retention rules that make it easier to enroll and stay on Medi-Cal. The optional expansion of Medi-Cal extended eligibility to adults without children, and to parents and caretaker relatives with incomes up to 138 percent of the federal poverty level. With implementation of the ACA, the federal government took responsibility for 100 percent of costs for the optional expansion population, with the State share increasing thereafter. As of January 1, 2020, California is responsible for 10 percent of costs for this population. As such, fiscal year 2020-21 was the first full fiscal year with the 10 percent State share.

The 2021 Budget Act estimated that in fiscal year 2021-22, approximately 4.66 million Californians will have health insurance through the optional expansion of Medi-Cal, and 1.6 million through the State’s insurance exchange (Covered California). The 2021 Budget Act included costs of $26.5 billion ($2.7 billion General Fund) in fiscal year 2021-22 for the Medi-Cal optional expansion population.

In-Home Supportive Services. The IHSS program provides domestic and related services such as housework, transportation, and personal care services to eligible low-income aged, blind, or disabled persons. These services are provided to assist individuals to remain safely in their homes as an alternative to out-of-home care.

CalWORKs. The CalWORKs program, the State’s version of the federal Temporary Assistance for Needy Families program, provides temporary cash assistance to low-income families with children to meet basic needs, such as shelter, food, and clothing. CalWORKs includes specific welfare-to-work requirements and provides supportive services, including child care, to enable adult participants to meet these requirements. Eligibility requirements and benefit levels are established by the State, but counties have flexibility in program design, services, and funding to meet local needs. The federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds. Federal law imposes detailed eligibility and programmatic requirements for states to be entitled to receive federal funds. Federal law also imposes time limits on program availability for individuals, and establishes certain work requirements. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

In recent years, the CalWORKs caseload has been declining consistent with California’s improving economy. However, in the 2020 Budget Act, the CalWORKs caseload was projected to grow significantly due to the COVID-19 pandemic and have a corresponding economic impact. This higher caseload did not materialize, possibly as a result of expanded and extended UI benefits and direct stimulus payments. The 2021 Budget Act included revised caseload projections, driven by updated assumptions and the uncertainty surrounding further federal relief and duration of the public health emergency.

SSI/SSP. The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2021 Budget Act included approximately $2.9 billion for the SSI/SSP program from the General Fund for fiscal year 2021-22. As of November 9, 2021, the average monthly caseload in this program was estimated to be 1.2 million recipients in fiscal year 2021-22.

Developmental Services. The Department of Developmental Services (“DDS”) provides consumers with developmental disabilities a variety of services and supports that allow them to live and work independently or in supported environments. As of November 9, 2021, DDS estimated it would serve approximately 386,431 individuals in the community and approximately 322 individuals in State-operated facilities in fiscal year 2021-22.

The 2021 Budget Act included $146 million ($89.9 million General Fund) in fiscal year 2021-22 for provider rate increases based on the DDS 2019 Rate Study. The estimated annual cost to support the new rate structure gradually grows to $2.1 billion ($1.2 billion General Fund) beginning in fiscal year 2025-26. Funding includes resources for development and implementation of a quality incentive payment program focused on improving consumer outcomes and service quality.

Child Care. The 2021 Budget Act included a historic investment in child care access. Effective July 1, 2021, the child care programs transitioned from the California Department of Education to the Department of Social Services.

The 2021-22 Budget expanded child care access by adding over 145,000 spaces for children in a child care center or family child care home (referred to as child care slots) over fiscal years 2021-22 and 2022-23, and 20,000 new slots will be added annually in fiscal years 2023-24 through 2025-26 should the State’s economic condition support it. The new child care slots will be phased in each fiscal year in October and April. The 2021-22 Budget included $734.9 million total funds in fiscal year 2021-22 ($291.6 million General Fund, $403 million federal funds, and $40.3 million Proposition 64 special fund). Total costs were estimated to be $1.7 billion ($787.3 million General Fund, $832 million federal funds, and $83.2 million Proposition 64 special fund). In fiscal year 2025-26, the new child care slots will be funded by State funds.

Additionally, the State entered into the first collective bargaining agreement with Child Care Providers United -California, which provides significant rate increases to many child care providers. The 2021-22 Budget raised child care provider rates in a number of ways, effective January 1, 2022. The 2021 Budget Act included $544.99 million total funds in fiscal year 2021-22 ($166.2 million Proposition 98 and $378.8 million federal funds), and $999.6 million total funds ($339.14 million Proposition 98 and $660.5 million federal funds) in fiscal year 2022-23.

Public Safety

General. CDCR operates 37 youth and adult correctional facilities and 35 youth and adult camps as well as numerous other facilities. The CDCR also contracts for multiple adult parolee service centers and community correctional facilities. The CDCR’s infrastructure includes more than 46 million square feet of building space on more than 24,000 acres of land (37 square miles) statewide.

The 2021 Budget Act assumed an average daily adult inmate population of 106,259 in fiscal year 2021-22 and an average daily adult parole population of 48,269 in fiscal year 2021-22. The 2021 Budget Act included total expenditures (excluding capital outlay) of $13.6 billion ($13.3 billion from the General Fund) for CDCR, including salaries and benefits of approximately $8.8 billion.

Prison Population. Pursuant to various rulings issued by a panel of three federal judges, (some affirmed by the United States Supreme Court), the State was ordered to reduce its prison population to 137.5 percent of the system’s design capacity by February 28, 2016. In January 2015, CDCR met this court-ordered population benchmark because of successful implementation of a variety of court-ordered population reduction measures and approval of Proposition 47 by the voters in 2014, which required reclassification of certain felonies to misdemeanors (and related resentencing). Notwithstanding these changes, the fall 2016 adult inmate population projections estimated that population would increase by approximately 1,000 inmates per year. Given the need to establish a durable solution for prison crowding, the voters approved Proposition 57 in 2016 to maintain compliance with the court-ordered population cap, end federal court oversight, and establish more incentives for inmates to participate in rehabilitative programs.

Proposition 57 reformed the juvenile and adult criminal justice system in California by creating a parole consideration process for non-violent offenders who have served the full term for their primary criminal offense in State prison, authorizing CDCR to award credits earned for good conduct and approved rehabilitative or educational achievements, and requiring judges to determine whether juveniles charged with certain crimes should be tried in juvenile or adult court. The 2021 Budget Act estimated that Proposition 57 would result in a population reduction of approximately 7,700 adult inmates in fiscal year 2021-22, growing to an inmate reduction of approximately 12,000 in fiscal year 2023-24. These figures are, in the State’s opinion, subject to considerable uncertainty and include the estimated effects of the COVID-19 pandemic on CDCR operations. The COVID-19 pandemic has also significantly impacted prison population but as of November 9, 2021, its long-term effect is uncertain.

Prison Medical Care. The federal receiver, appointed by the court to oversee the CDCR’s medical operations (the “Receiver”), has plans for the design and construction of additional facilities and improvements to existing facilities for inmates with medical or mental health care needs. The State has indicated that all of these projects will be constructed at existing State correctional institutions.

The 2021 Budget Act included $2.7 billion from the General Fund for the Receiver’s costs in fiscal year 2021-22, which represents an increase of approximately $74 million as compared to the 2020 Budget Act.

Citing “significant progress” in improving California’s prison medical care, a federal District Court judge in January 2012 ordered California officials to begin planning for the end of the federal Receivership of the State’s prison medical programs. On March 10, 2015, the court modified its order to update and clarify the process to transition responsibility for inmate medical care back to the State. This transition process was ongoing as of November 9, 2021. As of the end of June 2021, a total of 19 institutions had been transitioned back to the State, with 16 facilities remaining to be transferred.

Water Resilience and Drought Package

Severe drought afflicts much of the American West and warm temperatures are exacerbating drought impacts. As of October 19, 2021, the Governor had proclaimed a drought emergency to exist in all of the State’s 58 counties. The proclamations enable water rights administrators to take action to preserve reservoir storage and direct State agencies to take immediate action to help communities struggling with diminished or disrupted supplies, respond to deteriorating ecological conditions, and address likely impacts to communities, businesses, and fish and wildlife if dry conditions extend to a third consecutive year.

The 2021-22 Budget included a total of $5.1 billion over four years to support immediate drought response and long-term water resilience, including $2.1 billion over three years that will be allocated later in the legislative session pending additional discussions with the Legislature. Specifically, the 2021-22 Budget included $2.4 billion from the General Fund in fiscal year 2021-22 for investment in the following priorities: advancing access to safe drinking water and supporting wastewater infrastructure, building water supply reliability, and improving flood protection; providing immediate drought support; enabling improved data collection and monitoring; and restoring fish and wildlife habitat, reconnecting wildlife corridors, and removing barriers to fish passage.

Retiree Health Care Costs

In addition to pension benefits, the State also provides retiree health care and dental benefits to its retired employees and their spouses and dependents (when applicable). These benefits are referred to as “Other Postemployment Benefits” or “OPEB.”

As of June 30, 2020, the measurement date of the net OPEB liability, approximately 198,000 retirees were enrolled to receive health benefits and approximately 199,000 to receive dental benefits. Generally, employees vest for those benefits after serving 10 years with the State. The long-term costs for the State’s OPEB may negatively affect the State’s financial condition if the State does not adequately manage such costs.

The State reports on its liability for postemployment healthcare as well as other forms of postemployment benefits, such as life insurance, in its annual financial reports pursuant to the Governmental Accounting Standards Board (“GASB”) Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, which first applied to the State’s reporting for fiscal year 2017-18. GASB Statement No. 75 requires:

●	Recognition of the unfunded actuarial accrued liability (“UAAL”; i.e. Net OPEB Liability) in the financial statements.
●

Development of an actuarial accrued liability (“AAL”; i.e. Total OPEB Liability) and normal costs using a blended discount rate which is based on a 20-year general obligation bond index if benefits are financed on a pay-as-you-go basis, and the expected return on trust assets if pre-funding assets are available to pay benefits. Normal cost is the present value of future benefits earned by employees during the current fiscal year.

●	Development of an annual OPEB expense based on the normal cost plus an amortization of changes in the UAAL due to demographic experience, assumption changes, plan changes and investment experience.

GASB Statement No. 75 increases the financial statement liability because the entire UAAL is recognized in the financial statements. In addition, the liability was projected to be more volatile because the UAAL will be based on a blended discount rate that changes at each measurement date as the 20-year general obligation bond index changes.

The State’s latest OPEB actuarial valuation report as of June 30, 2020 was prepared by the private actuarial firm, Gabriel, Roeder, Smith & Company, which was tasked with calculating the State’s liability for these benefits. The report will be utilized to report OPEB liabilities and accounting elements in the State’s GAAP basis audited basic financial statements for the fiscal year ended June 30, 2021. The actuarial valuations contained in the report cover the cost estimates for existing employees, retirees and dependents. The objective of the report was to determine the liabilities associated with OPEB provided to the State’s employees in compliance with the new GASB standards and to develop the actuarial funding costs assuming a full-funding policy. The economic assumptions for price and wage inflation are 2.25 percent and 2.50 percent, respectively.

The report provided actuarial liabilities using a blended discount rate which is based on a 20-year general obligation bond index if benefits are financed on a pay-as-you-go basis, and the expected return on trust assets if pre-funding assets are available to pay benefits. The State’s OPEB actuarial valuation report as of June 30, 2020, reports a total OPEB liability (“TOL”) of $97.88 billion, of which $95.19 billion is unfunded.

An actuarially determined contribution (“ADC”) was developed assuming a full-funding interest rate of 6.75 percent. The ADC represents the annual employer contribution that along with member contributions and investment income was projected to fully fund the program in approximately 30 years.

The TOL increased from $ 93.51 billion as of June 30, 2019, to $97.88 billion as of June 30, 2020, representing a change of $4.37 billion. If the previous assumptions had been realized, the TOL would have increased by $4.27 billion, to $97.78 billion as of June 30, 2020. The primary factors contributing to the $0.10 billion of unexpected increase in actuarial liabilities include:

●

Demographic experience increased the expected actuarial liabilities by 1.1 percent or $1.06 billion. Examples of demographic experience losses include: more members retiring than assumed, members retiring earlier than assumed and members living longer than assumed. During the year, the number of retirees increased by 2.8 percent from 192,701 at June 30, 2019, to

198,150 at June 30, 2020, and the number of active members increased by 1.0 percent from 276,317 to 278,986, which are key reasons for the demographic loss.
●	During the year, favorable healthcare claims experience and plan design changes decreased the expected TOL by approximately 3.7 percent or $3.59 billion.
●

Healthcare trend rates for the June 30, 2020 actuarial valuation were reviewed and updated since the last actuarial valuation, and the related assumption changes decreased the expected TOL by approximately 5.7 percent or $5.58 billion.

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Changing the GASB Statements No. 74 and 75 blended discount rate as of June 30, 2019, which ranged from 3.13 percent to 3.85 percent, to the blended discount rate as of June 30, 2020, which ranges from 2.45 percent to 3.38 percent, increased the TOL by 8.3 percent or $8.16 billion.

The State’s funding policy provides for a 50 percent cost sharing of the normal cost, between active members and the State, graded over several years since the adoption of the pre-funding policy. Pre-funding normal cost contributions are deposited into CalPERS’ California Employers’ Retiree Benefit Trust. As of November 9, 2021, the State expected to earn 6.75 percent per year on these contributions. Pre-funding normal costs and investment income are not available to pay benefits until the earlier of 2046, or the year that the total actuarial liabilities are fully funded. The State finances benefits on a pay-as-you-go basis prior to the year that pre-funding assets are available to pay benefits. For the purposes of developing the full-funding normal cost, AAL and ADC, a discount rate of 6.75 percent was used.

The State Controller plans to issue an actuarial valuation report annually. The State’s OPEB actuarial valuation report as of June 30, 2021 was expected to be published mid-July 2022.

Ongoing Efforts. In 2015, a comprehensive strategy to eliminate the OPEB unfunded AAL over approximately 30 years by increasing prefunding shared equally between State employers and employees and reducing the cost structure of employee and retiree health care benefits was initiated through the collective bargaining process. Statutory language passed as part of the 2015 Budget Act contains the funding policy and framework designed to support the elimination of the unfunded AAL.

The State negotiated contributions for OPEB prefunding equivalent to the normal costs of those benefits, so that the additional contributions were equally shared between employers and employees and phased in over a three-year period. The negotiated contracts require matching contributions to an OPEB trust fund to set aside 100 percent of the actuarially determined “normal costs.”

The funding schedule for these agreements generally phased in contributions over three years beginning July 1, 2016, July 1, 2017, or July 1, 2018, depending on the bargaining unit. Additionally, new employees are subject to a lower employer contribution for future retiree health benefits, and a longer vesting period to qualify for the retiree health care contribution. As of November 9, 2021 successor contract agreements with all 21 bargaining units require all rank-and-file State employees to make OPEB contributions to prefund those benefits and address the $91.9 billion unfunded liability for retiree health benefits. Additionally, as determined annually by the California Department of Human Resources, related excluded and exempt employees also prefund retiree health benefits. State employees of the judicial branch are also subject to the prefunding strategy and retiree health provisions.

As part of Chapter 2, Statutes of 2016 (AB 133), the 2015 Budget Act was amended to include a one-time allocation of $240 million to pay down the State’s unfunded liability for retiree health care. As of November 9, 2021, the State had more than $3.29 billion set aside in the prefunding trust fund to pay for future retiree health benefits. By the end of fiscal year 2021-22, the trust fund balance was projected to approach $5.9 billion in assets.

The 2021-22 Budget included $310 million one-time Proposition 2 funding for the employer’s share of General Fund prefunding contributions and an additional $616 million one-time Proposition 2 funding to help reach full funding for retiree health benefits by 2046. Because employee prefunding contributions were suspended in fiscal year 2020-21 due to a personal leave program for State employees, a one-time amount of $616 million will be provided by the State employer on behalf of employees, based on the actuarial liability for each bargaining unit.

The funding plan to eliminate the OPEB unfunded AAL assumes that the State continues to pay for retiree health benefits on a pay-as-you-go basis while assets are accumulated in a trust fund, and that no investment income will be used to pay for benefits until the plan is fully funded. Statutory language passed as part of the 2015 Budget Act contains the framework for this funding plan, preventing the use of investment income from the retiree health care trust fund for the payment of retiree health benefits until the earlier of:

1.	The date the State Bargaining Unit subaccount within the trust fund reaches a 100 percent funded ratio.
2.	July 1, 2046—the date the actuarial calculation of the prefunding plan was expected to reach a 100 percent funded ratio.

PENSION SYSTEMS

General

CalPERS and CalSTRS are the two principal retirement systems in which the State participates. The assets and liabilities of the funds administered by CalPERS and CalSTRS are included as fiduciary funds in the financial statements of the State. Thus, a summary description of CalPERS and CalSTRS is set forth in the State’s financial statements and required supplementary information. CalPERS and CalSTRS each have unfunded liabilities in the tens of billions of dollars.

The UC maintains a separate retirement system. The 2021 Budget Act did not specifically allocate any of UC’s appropriation to fund its employer retirement costs; UC manages its retirement contributions within its overall budget.

General Fund retirement costs were expected to continue to increase in the foreseeable future. The State has indicated that the amount of such increases will depend on a variety of factors, including but not limited to actual investment returns, actuarial assumptions, actual experience, benefit adjustments and, in the case of CalSTRS, statutory changes to contribution levels.

CalPERS

General. CalPERS administers a total of 14 funds, including four funds for the defined benefit retirement plans: the Public Employees’ Retirement Fund (“PERF”), the Legislators’ Retirement Fund (“LRF”), the Judges’ Retirement Fund (“JRF”), and the Judges’ Retirement Fund II (“JRF II”). (These plans, as well as the other plans administered by CalPERS, are described in the comprehensive financial reports of CalPERS, which can be found on CalPERS’ website. Such information is not incorporated by reference herein.) The PERF, LRF, JRF, and JRF II are defined benefit pension plans which generally provide benefits based on members’ years of service, age, final compensation, and benefit formula. In addition, benefits are provided for disability, death, and survivors of eligible members or beneficiaries. Certain summary information concerning PERF is set forth below. Certain summary information concerning LRF, JRF, JRF II, and the 1959 Survivor Benefit program (which provides payments to the survivors of eligible members who die before retirement) is set forth at the end of this section.

CalPERS is administered by a 13-member Board of Administration (the “CalPERS Board”) that includes four ex officio members: the State Controller, the Director of the California Department of Human Resources, the State Treasurer, and a member designated by the State Personnel Board. The other nine CalPERS Board members include six elected members: a member elected by active school employees, a member elected by retirees, a member elected by active State employees, a member elected by active public agency employees, two members elected by all members, and three appointed members: a public representative appointed jointly by the Speaker of the Assembly and the Senate Rules Committee, an official of a life insurer appointed by the Governor, and an elected local official appointed by the Governor.

Members and Employers. The PERF is a multiple-employer defined benefit retirement fund. In addition to the State, employer participants include nearly 3,000 public agencies and school districts. CalPERS acts as the common investment and administrative agent for the member agencies. The State and school districts (for “classified employees,” which generally consist of school employees other than teachers) are required by law to participate in CalPERS. Other public agencies can elect whether or not to participate in CalPERS or administer their own plans. Members of CalPERS generally become fully vested in their retirement benefits earned to date after five years of credited service. Separate accounts are maintained for each employer participating in CalPERS, and separate actuarial valuations are performed for each individual employer’s plan to determine the employer’s periodic contribution rate and other information for the individual plan, based on the benefit selected by the employer and the individual plan’s proportionate share of CalPERS assets.

Unless otherwise specified, the information relating to CalPERS provided in this section relates only to State employees. State employees include Executive Branch, CSU, Judicial, and Legislature employees.

Benefits for State employees are paid according to the category of employment and the type of benefit coverage provided by the State. Generally, all employees in a covered class of employment who work on a half-time basis or more are eligible to participate in CalPERS. The five categories of membership applicable to State employees are set forth below. Certain categories also have “tiers” of membership. It is up to the employee to select their preferred membership tier. Different tiers may have different benefits, as well as different employee contribution requirements. The member categories are as follows:

●	Miscellaneous Members — staff, operational, supervisory, and all other eligible employees who are not in special membership categories.
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Safety Members — employees whose principal duties are in active law enforcement or fire prevention and suppression work but are not defined as a State Peace Officer/Firefighter Member, or who occupy positions designated by law as Safety Member positions.

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State Industrial Members — employees of the CDCR who have the same service retirement and other benefits as Miscellaneous Members, but who also have industrial death and disability benefits under certain limited circumstances.

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State Peace Officer/Firefighter Members — employees who are involved in law enforcement, firefighting and fire suppression, public safety, protective services, or the management and supervision thereof, whose positions are defined as State Peace Officer/Firefighter Members in the Government Code or by the Department of Human Resources.

●	Patrol Members — California Highway Patrol (“CHP”) officers and their related supervisors and managers.

Retirement Benefits. Generally, annual pension benefits depend on employment category, years of service credit, final compensation, and age of retirement. Annual pension benefits generally range from 2 percent of final compensation at age 55 for each year of service credit (applicable to Miscellaneous and State Industrial category members) to 3 percent of final compensation for each year of service for retirement at age 50 (for State Peace Officer/Firefighter category members). Pension benefits are subject to annual cost of living adjustments (generally ranging from 2 to 3 percent) and an additional adjustment intended to preserve the “purchasing power” of the pension benefit. Additional pension benefits also generally include disability and death benefit provisions. A detailed description of the pension benefits payable by PERF to State employees is set forth in CalPERS’ actuarial valuations.

The Public Employees’ Pension Reform Act of 2013 (“PEPRA”) (AB 340, Chapter 296, Statutes of 2012) increased the retirement age for new CalPERS members hired on or after January 1, 2013 (“PEPRA members”). State Miscellaneous and State Industrial PEPRA members who retire at age 62 will be eligible for a benefit equal to 2 percent of final compensation for each year of credited service (increased to 2.5 percent of final compensation for members retiring after age 67). State Safety PEPRA members who retire at age 57 will be eligible for a benefit equal to 2 percent under the Basic Safety Plan, 2.5 percent under the Safety Option Plan One, or 2.7 percent under the Safety Option Plan Two, of final compensation for each year of credited service. Approximately 42 percent of the State active member population consisted of PEPRA members as of June 30, 2020.

Member and State Contributions. The pension benefits for State employee members in CalPERS are funded by contributions from members and the State, and by earnings from investments. Member and State contributions are a percentage of applicable member compensation and are determined annually on an actuarial basis. Member contribution rates are defined by law and vary by bargaining unit within the same member category. The required contribution rates of active CalPERS State members are based on a percentage of their salary ranging from 3.75 to 13 percent.

State contributions are made from the General Fund, special funds, and non-governmental cost funds. The State has made the full amount of actuarially required contribution each year.

The 2019-20 Budget included a $3 billion General Fund allocation for supplemental pension payments to CalPERS to be paid over fiscal years 2018-19 ($2.5 billion), 2020-21 ($265 million), 2021-22 ($200 million), and 2022-23 ($35 million). These amounts are in addition to the State’s ADCs for the noted fiscal years. This $3 billion payment authorized by SB 90 was adjusted by Chapter 859, Statutes of 2019 (AB 118) to attribute a share of the total payment ($243 million in fiscal year 2020-21) to the CalPERS CHP Plan, which had been previously excluded. AB 84 eliminated the $500 million in remaining General Fund payments for fiscal years 2020-21 through 2022-23 and authorized the use of Proposition 2 debt repayment funding to make the $243 million payment to the CHP Plan in fiscal year 2020-21. As part of the 2020-21 Budget, the remainder of the $2.5 billion 2018-19 payment ($2.4 billion not yet applied by CalPERS) was redirected to achieve State contribution reductions over fiscal years 2020-21 and 2021-22, rather than over the next three decades. To make the General Fund whole for its supplemental payment to CalPERS that benefits all funding sources for State contributions to CalPERS, AB 84 requires other funds that make required State contributions to CalPERS to transfer their respective share of the $2.5 billion back to the General Fund over fiscal years 2020-21 and 2021-22 (an estimated $1.0 billion). Additionally, the 2019-20 Budget included a $100 million supplemental pension payment from the Motor Vehicle Account towards the unfunded liability of the CalPERS CHP Plan, to be paid in four equal installments over fiscal years 2019-20 through 2022-23. Payment of the installments in fiscal years 2021-22 and 2022-23 are contingent on the availability of sufficient revenues. Based on CalPERS actuarial assumptions used in fiscal year 2019-20, these supplemental pension payments were originally estimated to result in total savings of about $3.3 billion over the next three decades. Note that due to being redirected to achieve savings over a shorter time period, as of November 9, 2021, the $2.5 billion 2018-19 payment was now estimated to result in a gross savings ratio of 1:1 (i.e., no net savings are expected), with savings of roughly $100 million, $1.0 billion, and $1.4 billion, respectively, in fiscal years 2019-20, 2020-21 and 2021-22. The impact of this change is not reflected in the estimated 2020-21 contributions to CalPERS.

The 2019-20 Budget also included a $904 million General Fund payment to the CalPERS Schools Pool in fiscal year 2018-19. The CalPERS Schools Pool provides pension benefits to classified school employees. (School employers of these employees are solely responsible for the unfunded liabilities of the pool.) Through this payment, the State assisted school employers with their pension costs for the CalPERS Schools Pool. Of the entire amount, $144 million was used to offset the fiscal year 2019-20 employer contribution rate by 1.012 percent, and $100 million was used to offset the fiscal year 2020-21 employer contribution rate by 0.67 percent. The remaining $660 million was initially directed to be paid towards the school employers’ share of the unfunded liability for the CalPERS Schools Pool, which was estimated to reduce the long-term employer contribution rate by 0.1 percent to 0.3 percent starting in fiscal year 2020-21. AB 84 amended the statute to redirect the $660 million to offset fiscal year 2020-21 and 2021-22 employer contributions in equal amounts. This change further offsets the fiscal year 2020-21 employer contribution rate by 2.22 percent, and offsets the fiscal year 2021-22 employer contribution rate by 2.16 percent. As a result of the change enacted by AB 84, the $904 million payment was estimated to result in a gross savings ratio for school employers of 1:1 (i.e., no net savings are expected).

The 2021 Budget Act included $1.9 billion in Proposition 2 debt repayment funding in fiscal year 2021-22 to reduce the State’s unfunded liabilities. This payment is in addition to the statutorily required State pension contributions. As of November 9, 2021, the Proposition 2 payment was estimated to result in a minimum long-term gross savings ratio of 2:1. Based on revenue projections, an additional $5.5 billion in Proposition 2 funding would be paid to CalPERS over the remaining forecast period (fiscal year 2022-23 to 2024-25), depending on the availability of Proposition 2 debt funding.

For the pension loan further described below that funded the fiscal year 2017-18 supplemental pension payment to CalPERS, the General Fund’s share of the repayment over the expected term (approximately $3.2 billion estimated as of the 2021 Budget Act) is eligible for repayment under Proposition 2’s debt repayment requirements. The remaining balance is to be repaid from other funds that contribute to CalPERS and are expected to benefit from the supplemental pension payment.

In fiscal year 2017-18, the State made a one-time $6 billion supplemental pension payment to CalPERS to mitigate the future increase in State contributions and reduce unfunded liabilities. The supplemental pension payment was in addition to the State’s ADC and was funded through an internal cash loan from the Surplus Money Investment Fund (a State fund managed by the State Treasurer’s Office as part of the Pooled Money Investment Account to invest surplus cash from special funds held by State departments). The supplemental pension payment was apportioned accordingly to the five State retirement plans administered by CalPERS based on the unfunded liability of each plan.

As of the 2021 Budget Act, the Department of Finance projected that the $6 billion supplemental pension payment would save an estimated $6.3 billion in State contributions (net of principal and interest on the loan) to CalPERS from all State funded sources over the next two decades.

CalSTRS

General. CalSTRS was established under the California Education Code in 1913 to provide benefits to California public school and community college teachers and to certain other employees of the State’s public school system (pre-kindergarten through community college). CalSTRS is the administrator of a multiple-employer, cost-sharing defined benefit plan, tax-deferred defined contribution plans, a Medicare Premium Payment Program, and a Teachers’ Deferred Compensation Fund.

CalSTRS administers the State Teachers’ Retirement Plan (the “STRP”), a multiple employer, cost-sharing, defined benefit plan comprised of four programs: the Defined Benefit Program (the “DB Program”), the Defined Benefit Supplement Program, the Cash Balance Benefit Program, and the Replacement Benefit Program. Within the STRP there is also a Supplemental Benefit Maintenance Account (the “SBMA”) which provides purchasing power protection for retired members.

The State is not an employer (with certain very limited exceptions) in any CalSTRS programs but does contribute to the DB Program and the SBMA from its General Fund pursuant to statutes in the Education Code. The DB Program is funded through a combination of investment earnings and statutorily set contributions from three sources: the members of CalSTRS, the employers, and the State. For contributions from employers and the State, the 12-member Teachers’ Retirement Board (the “CalSTRS Board”) was provided limited rate setting authority in 2014 under the provisions of AB 1469 (Chapter 47, Statutes of 2014).

The SBMA is a separate account within the DB Program that is funded with a combination of investment earnings and statutorily set contributions from the State. The Purchasing Power Protection Program payments for retired members are made only to the extent funds are available in the SBMA and are not a vested benefit.

CalSTRS is administered by the 12-member CalSTRS Board that includes four ex officio members: the Director of the Department of Finance, State Controller, the State Superintendent of Public Instruction, and the State Treasurer. The other eight CalSTRS Board members serve four-year terms and include three CalSTRS member-elected representatives who represent current educators, and five representatives appointed by the Governor and confirmed by the Senate including: one retired CalSTRS member, three public representatives, and one school board representative.

Members and Employers. As of June 30, 2020, the DB Program included 1,788 employers. As of June 30, 2020, there were 448,513 active members, 213,127 inactive members, and 314,405 retirees and beneficiaries.

Retirement Benefits. Member benefits are determined by statute in the Education Code and are generally based on a member’s age, final compensation, and years of credited service. Members are 100 percent vested in retirement benefits after five years of credited service and are eligible for normal retirement at age 60 and for early retirement at age 55 or at age 50 with 30 years of credited service. The normal retirement benefit is 2 percent of final compensation (as defined in the Education Code) for each year of credited service (increased to 2.4 percent of final compensation for members retiring after age 60), and members who retired on or after January 1, 2001 with 30 or more years of service by December 31, 2010 receive monthly longevity bonus payments of up to $400 per month. PEPRA increased the retirement age for new CalSTRS members hired on or after January 1, 2013. PEPRA members who retire at age 62 will be eligible for a benefit equal to 2 percent of final compensation for each year of credited service (increased to 2.4 percent of final compensation for members retiring after age 62). The PEPRA member population in CalSTRS has been increasing steadily over the last few years. As of June 30, 2019, there were about 117,000 active PEPRA members. According to CalSTRS, there were about 129,000 active PEPRA members as of June 30, 2020, representing roughly 29 percent of the total active population.

Benefits are increased by 2 percent (a simple, not a compounded, cost-of-living increase) of the initial allowance, on each September 1 following the first anniversary of the effective date of the benefit.

Funding for the DB Program. The DB Program is funded with a combination of investment earnings and contributions from members, employers, and the State. The DB Program is one of the four programs under the STRP. Although specific amounts vary from year to year, approximately 61 percent of total inflows to the STRP were derived from investment earnings, according to CalSTRS. As described below, historically the contribution rates of the members, employers, and the State are determined by statute in the Education Code instead of actuarially determined amounts as is done for the CalPERS system. Over time, this has contributed to an underfunding of the DB Program.

On June 24, 2014, Governor Brown signed AB 1469, a comprehensive long-term funding solution intended to eliminate the current CalSTRS unfunded liability on the DB Program by 2046. The changes in contribution rates for members, employers and the State required by AB 1469 are described below. While the plan is intended to eliminate the unfunded liability of the DB Program by 2046, the State has indicated that there is no assurance that it will be eliminated by that date. Accordingly, there can be no assurances that the required amounts annually payable among the members, employers, and State will not significantly increase in the future.

Multiple supplemental pension payments were authorized as part of the 2019-20, 2020-21 and 2021-22 Budgets, from the State to CalSTRS.

Member Contributions. Under AB 1469, the member contribution rate increased over time from 8 percent in fiscal year 2013-14 to 10.25 percent in fiscal year 2016-17 for members not subject to PEPRA, and to 9.205 percent in fiscal year 2016-17 for members subject to PEPRA (the rates as of November 9, 2021). In addition, PEPRA members are required to pay at least one-half the normal cost of their DB Program benefits, and under PEPRA, the contribution rate for PEPRA members will be adjusted if the normal cost changes by more than 1 percent since the last time the member contribution rate was set. The contribution rate for PEPRA members was increased to 10.205 percent in fiscal year 2018-19 due to this condition being met. As of November 9, 2021, the current rate continued to be set at 10.25 percent for members not subject to PEPRA and 10.205 percent for members subject to PEPRA.

Employer Contributions. Employers are required to make contributions to the DB Program. Prior to the passage of AB 1469, the employer contribution rate was 8.25 percent of creditable compensation. Under AB 1469, employer contributions have increased from 8.25 percent of creditable compensation to 19.1 percent (the current rate as of November 9, 2021). Beginning in fiscal year 2021-22 through fiscal year 2045-46, AB 1469 authorizes the CalSTRS Board to adjust the employer contribution rate up or down 1 percentage point each year, but no higher than 20.25 percent total and no lower than 8.25 percent, to eliminate the remaining unfunded obligation that existed on July 1, 2014. The CalSTRS Board elected not to adjust the employer contribution rate for fiscal year 2021-22.

Included in the contribution rates listed above is 0.25 percent to be applied toward the cost of unused sick leave credit. Each year, a portion of the employers’ contributions is also transferred to the Medicare Premium Program, which has the effect of reducing aggregate annual contributions to the DB Program.

The 2019-20 Budget included a $2.2 billion General Fund payment to CalSTRS in fiscal year 2018-19 on behalf of CalSTRS school employers. Of this amount, an estimated $356 million was used to offset the fiscal year 2019-20 employer contribution rate by 1.03 percent, and an estimated $250 million was used to offset the fiscal year 2020-21 employer contribution rate by 0.7 percent. The remaining $1.6 billion was initially directed to be allocated in fiscal year 2018-19 towards the CalSTRS employers’ share of the unfunded liability for the DB Program, which was estimated to reduce the long-term employer contribution rate by 0.3 percent starting in fiscal year 2021-22. AB 84 amended the statute to redirect the $1.6 billion to offset fiscal year 2020-21 and 2021-22 employer contributions in equal amounts. This change further offsets the fiscal year 2020-21 employer contribution rate by 2.25 percent, and offsets the fiscal year 2021-22 employer contribution rate by 2.18 percent. As a result of the change enacted by AB 84, the $2.2 billion payment is estimated to result in a gross savings ratio for school employers of 1:1 (i.e., no net savings are expected). It is also expected to impact the funded ratio of the DB Program prospectively, but that impact had not been projected by CalSTRS as of November 9, 2021.

State Contributions. The State’s General Fund base contribution to the DB Program is 2.017 percent of creditable compensation from two fiscal years prior. For example, for fiscal year 2011-12, the State’s contribution was based on creditable compensation from fiscal year 2009-10. Before fiscal year 2014-15, the State also contributed a supplemental contribution based on a percentage of creditable compensation from two fiscal years prior when there was an unfunded obligation or a normal cost deficit exists for benefits in place as of July 1, 1990 in an amount not to exceed 1.505 percent of creditable compensation from two fiscal years prior.

Under AB 1469, the State increased its supplemental contribution to the July 1, 1990 benefit obligation to 5.311 percent (the rate as of November 9, 2021). Beginning in fiscal year 2017-18 through fiscal year 2045-46, the CalSTRS Board is authorized to adjust the supplemental State contribution rate up 0.50 percent each year to eliminate the unfunded obligation for benefits in place as of July 1, 1990. If there is no unfunded obligation, the supplemental contribution shall be reduced to zero. In fiscal years 2017-18, 2018-19 and 2019-20, the CalSTRS Board adopted the maximum increase allowed. AB 84 amended the statute to suspend the CalSTRS Board’s authority to adjust the State contribution rate for fiscal year 2020-21. The 2020-21 Budget instead authorized the State to make supplemental pension payments to CalSTRS using available Proposition 2 debt repayment funding.

The 2021 Budget Act reflected an 8.828 percent total (base and supplemental) State contribution rate to the DB Program in fiscal year 2021-22. This contribution rate reflects both the CalSTRS Board’s decision to increase the State’s contribution rate by 0.5 percent in fiscal year 2021-22 and the State’s decision to provide an additional 0.5 percent in supplemental General Fund contributions in fiscal year 2021-22.

As described above, AB 1469 provides the CalSTRS Board with limited authority to increase or decrease the school and State contributions based on changing conditions. The plan is intended to eliminate the unfunded liability of the DB Program by 2046. However, while AB 1469 provides for significant increases in the statutorily required contributions to CalSTRS from the State, employers and members, it does not provide that such statutory rates be adjusted to equal actuarially required amounts from time to time. Actuarially required amounts were expected by the State to vary from time to time based on a variety of factors, including actuarial assumptions, investment performance and member benefits. To the extent rates established pursuant to AB 1469 are less than actuarially required amounts from time to time, such circumstances could materially adversely affect the funded status of CalSTRS.

In addition to the statutorily required State contribution, the 2021 Budget Act included a $410 million supplemental pension payment in fiscal year 2021-22 towards the State’s share of the unfunded liability for the DB Program. This payment will be paid to CalSTRS for the DB Program using available Proposition 2 debt repayment funding. As of November 9, 2021, this payment was expected to result in a long-term reduction of 0.1 percent to the State contribution rate and generate savings of $723 million to the State in reduced contributions through 2046.

THE BUDGET PROCESS

Restrictions on Raising or Using General Fund Revenues

Over the years, a number of laws and constitutional amendments have been enacted that reduced the State’s overall budgetary flexibility by making it more difficult for the State to raise taxes or restricting or earmarking the use of certain tax revenues for specific purposes. The following examples illustrate these restrictions.

Proposition 13, approved by the voters in 1978, makes it more difficult for the State to raise taxes by requiring that any change in State taxes enacted for the purpose of increasing revenues, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. A related measure, Proposition 4, approved by the voters in 1979, limits government spending by establishing an annual limit on the appropriation of proceeds of taxes.

Proposition 26, approved by the voters in 2010, requires a two-thirds vote of both houses of the Legislature for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction could be adopted by majority vote. It also provides that any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax, thereby requiring two-thirds vote of approval for passage.

Proposition 98, enacted in 1988, requires a minimum portion of General Fund tax revenues to support K-14 education. Proposition 49, approved by the voters in 2002, requires additional funding for before and after school programs in the State’s public elementary, middle and junior high schools. These expenditures are part of the Proposition 98 minimum funding guarantee for K-14 education and cannot be reduced, except in certain low revenue years.

Proposition 10, approved by the voters in 1998, raised taxes on tobacco products and mandated how the additional revenues would be expended. Proposition 56, approved by the voters in 2016, further raised taxes on tobacco products and again specified how the additional revenues could be expended.

Proposition 63, approved by the voters in 2004, imposed a 1 percent tax surcharge on taxable income above $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibits the Legislature or the Governor from redirecting these funds or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

Proposition 30, approved by the voters in 2012, provided temporary increases in PIT rates for high-income taxpayers and in the State sales tax rate, and required the additional revenues be expended to support K-12 public schools and community colleges as part of the Proposition 98 guarantee. Proposition 30 also placed into the State’s Constitution the current statutory provisions transferring 1.0625 percent of the State sales tax to local governments to fund the “realignment” program for many services including housing criminal offenders.

Proposition 55, approved by the voters in 2016, extended the PIT rates for high-income taxpayers included in Proposition 30, which were set to expire on December 31, 2018, through tax year 2030. Under specified conditions, beginning in fiscal year 2018-19, Proposition 55 also authorizes the use of up to $2 billion in a fiscal year from these revenues for health care.

Proposition 2, approved by the voters in 2014, directs the transfer of specified amounts of General Fund revenues to the BSA and to pay down specified debts and liabilities. It also requires spending on infrastructure including deferred maintenance once the BSA reaches the constitutional maximum balance for a fiscal year of 10 percent of General Fund tax revenues.

Proposition 2 also created the PSSSA that serves as a Proposition 98 reserve and requires a deposit into the fund under specified conditions.

The State’s adopted budget for fiscal year 2018-19 created the SNRF. The 2021 Budget Act included a balance of $900 million in this reserve.

State Pension Systems and Retiree Health Care Costs

The two main State pension funds (CalPERS and CalSTRS) each continue to face unfunded future liabilities in the tens of billions of dollars. As of November 9, 2021, it was unknown how significantly the market volatility triggered by the COVID-19 pandemic would ultimately impact unfunded pension liabilities and the State’s annually determined General Fund pension contributions . For fiscal year 2020-21, the actuarially determined General Fund pension contributions to CalPERS and CalSTRS were approximately $3.1 billion and $3.4 billion, respectively. For fiscal year 2021-22, the actuarially determined General Fund pension contributions to CalPERS and CalSTRS were, as of November 9, 2021, approximately $3.2 billion and $3.7 billion, respectively.

Through the enactment of Chapter 33, Statutes of 2019 (SB 90) and subsequent enactment of Chapter 859, Statutes of 2019 (AB 118), the State’s budget for fiscal year 2019-20 included discretionary pension payments from the General Fund to be made to CalPERS and CalSTRS over a multi-year period. Of the entire $7.41 billion of discretionary pension payments appropriated as of the 2020-21 Budget, $7.33 billion had already been paid as of November 9, 2021.

The 2021-22 Budget uses Proposition 2 debt repayment funding in fiscal year 2021-22 to reduce the State’s unfunded liabilities for CalPERS and CalSTRS in the amounts of $1.9 billion and $410 million, respectively. These payments are in addition to the statutorily required State pension contributions.

The State also provides retiree health care and dental benefits to retired State employees and their eligible dependents and almost exclusively utilizes a “pay-as-you-go” funding policy. These benefits are referred to as OPEB. The State has reported its liability for OPEB in its financial statements under GASB Statement No. 75.

The State’s latest OPEB actuarial valuation report as of June 30, 2020, was prepared in compliance with the GASB OPEB standards with the objective of determining the liabilities associated with OPEB provided to the State’s employees and to develop the actuarial funding costs assuming the full-funding policy. Under these standards, the TOL was estimated to be $97.88 billion as of June 30, 2020 (virtually all unfunded) as compared to a TOL of $93.51 billion estimated as of June 30, 2019.

DEBTS AND LIABILITIES UNDER PROPOSITION 2

Voters approved Proposition 2 in November 2014, which revised the State’s method of funding the BSA, the State’s “rainy day fund.” For fifteen years starting in fiscal year 2015-16, 1.5 percent of annual General Fund revenues, plus the excess of capital gains tax receipts above a certain level not necessary to fund Proposition 98, is applied equally to funding the BSA (to its constitutional maximum limit) and paying down State debts and liabilities. Debts and liabilities eligible under Proposition 2 include certain budgetary borrowing and specified payments over and above the base payments for State pensions and retiree health costs. The two main retirement systems managed by State entities, CalPERS and CalSTRS, each have substantial unfunded liabilities. The State also has a substantial unfunded liability relating to postemployment healthcare benefits for State employee retirees.

The 2021 Budget Act prefunds State retiree health benefits ($926 million), makes a repayment toward the $6 billion loan applied to the fiscal year 2017-18 supplemental pension payment to CalPERS, as further described below ($225 million), makes a supplemental pension payment toward the unfunded liability of the State employee pension plans ($1.881 billion), and pays down the State’s portion of the unfunded liability for teachers’ pensions ($410 million).

Pursuant to Senate Bill 84, Chapter 50, Statutes of 2017, the 2017-18 Budget included a $6 billion supplemental pension payment to CalPERS from proceeds of a loan from the Surplus Money Investment Fund (a State fund managed by the State Treasurer’s Office as part of the Pooled Money Investment Account to invest surplus cash from funds held by State departments) that was expected to reduce unfunded liabilities and stabilize State contribution rates. As of the 2021-22 Governor’s Budget, the Department of Finance projected the supplemental pension payment would save an estimated $6.3 billion (net of principal and interest on the loan) in State contributions to CalPERS from all State-funded sources over the next two decades. The amount of estimated savings allocable to each such fund was expected to generally be proportionate to its share of the payments on the loan. Approximately half of the total loan payments were expected to come from the General Fund. As of November 9, 2021, the State was expected to realize savings if the supplemental pension payment invested by CalPERS earns a higher return than the interest required to be paid on the loan. The projected savings were based on CalPERS achieving its assumed rate of return, which exceeds the projected interest rate on the loan. There is a risk that the difference between CalPERS returns and the interest rate on the loan (as described below) will be less, perhaps significantly, than projected in a given year. This occurrence, if not otherwise offset by a difference between CalPERS returns and the interest rate on the loan greater than estimated over the life of the loan, could result in a lower than anticipated benefit to the State as compared to the estimate. The loan was expected by the State to be repaid at a variable interest rate, equal to the quarter-to-date yield at the two-year constant maturity U.S. Treasury rate.

The loan is required to be repaid from the General Fund and other funds no later than June 30, 2030. The first two General Fund repayments of this loan, which included interest and principal, were made with a fiscal year 2017-18 appropriation ($294 million) and a fiscal year 2018-19 appropriation ($723 million). A third General Fund repayment of this loan of $390 million (interest and principal) was made with a fiscal year 2019-20 appropriation. A fourth General Fund repayment of this loan of $221 million (interest and principal), was made with a fiscal year 2020-21 appropriation. Changes made to these repayment amounts from what was reported as of the 2018 Budget Act are due to updates in estimated available Proposition 2 funding in each respective fiscal year. The General Fund’s share of the repayment of the loan over the expected term of the loan is eligible under Proposition 2’s debt repayment requirements. As a result, the remaining balance will be repaid from other funds that contribute to CalPERS and are expected to benefit from the supplemental pension payment.

Due to the COVID-19 pandemic, conditions allowed for funds in the BSA to be returned to the General Fund for appropriation in fiscal year 2020-21, as well as to suspend or reduce required transfers to the BSA.

CASH MANAGEMENT

Traditional Cash Management Tools

General. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary.

In order to mitigate the effects of COVID-19 disruptions on individuals and many businesses and conform with federal income tax deadlines, the State delayed the deadline for filing and payment of PIT and corporation taxes to July 15, 2020, and also took other actions which resulted in delays in the State’s receipt of sales and use taxes. Several counties waived penalties for the late filing of property taxes (which are a factor in determining the State’s Proposition 98 school funding obligation). All of these delays in tax filings and payments reduced the receipt of a significant portion of revenues until the summer of 2020 or later.

Internal Borrowing. As of November 9, 2021, the General Fund was authorized by law to borrow for cash management purposes from more than 800 special funds. Total borrowing from special funds must be approved quarterly by the Pooled Money Investment Board (“PMIB”). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from special funds. As of the 2021-22 Budget, the General Fund was projected to have at least $37 billion of internal funds (excluding the BSA and the SFEU) available to borrow through fiscal year 2021-22.

One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the BSA, which was reduced to $8. 3 billion in September 2020 and increased to $15.8 billion in September 2021. The State also may transfer funds into the General Fund from the SFEU, which is not a special fund.

External Borrowing. External borrowing has typically been done with RANs that are payable no later than the last day of the fiscal year in which they are issued. Prior to fiscal year 2015-16, RANs had been issued in all but one fiscal year since the mid-1980’s and have always been paid at maturity. The State also is authorized under certain circumstances to issue RAWs that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash management shortages in the early 1990’s and early 2000’s.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” consist of: (i) the setting apart of State revenues in support of the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) payment of the principal of and interest on general obligation bonds and general obligation CP notes of the State as and when due; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes, as provided in Article XIII, Section 36 of the State Constitution, enacted by Proposition 30; (iv) reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to Government Code Sections 16310 or 16418; and (v) payment of State employees’ wages and benefits, required State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.

Cash Management in Fiscal Years 2019-20, 2020-21 and 2021-22

The State entered fiscal year 2019-20 with a General Fund positive cash balance at June 30, 2019 of $5.4 billion. Internal resources were sufficient and available to meet the normal peaks and valleys of the State’s cash needs, while maintaining a cushion of at least $2.5 billion at all times. The State did not issue any RANs in fiscal year 2019-20.

The State General Fund entered fiscal year 2020-21 with an outstanding loan balance of $20 billion. The State did not issue any RANs in fiscal year 2020-21. The State entered fiscal year 2021-22 with a General Fund positive cash balance at June 30, 2020 of $50.9 billion. The State’s cash flow projections for fiscal year 2021-22 indicate that internal resources are sufficient and available to meet the State’s cash needs, while maintaining a cushion of at least $2.5 billion at all times. Budget cash flow projections for fiscal year 2021-22 assume an estimated cash cushion of unused internal borrowable resources of at least $45 billion at the end of each month. The State does not plan to issue any RANs in fiscal year 2021-22, the seventh consecutive year in which external borrowing is not required.

State fiscal officers constantly monitor the State’s cash position and if it appears that cash resources may become inadequate (including the goal of the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques, including seeking additional legislation.

Other Cash Management Tools

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another, but, as of November 9, 2021, none of them were planned to be used in fiscal year 2021-22.

●	The State Controller has delayed certain types of disbursements from the General Fund.
●	Legislation was enacted increasing the State’s internal borrowing capability, and the State has increased the General Fund’s internal borrowings.
●	Legislation has been enacted deferring some of the State’s disbursements until later in the then-current fiscal year, when more cash receipts were expected.
●	The issuance of registered warrants (commonly referred to as “IOUs”) because of insufficient cash resources (last occurred in 2009).

From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year to more closely align the State’s revenues with its expenditures. This technique has been used several times in the past, including the fiscal year 2019-20 and 2020-21 school payments deferrals. Some of these statutory deferrals were made permanent, and others were implemented for one fiscal year.

In addition, State law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for PIT are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until May 30. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage.

LITIGATION

The State is a party to numerous litigation matters. The following describes only those litigation matters that are pending with service of process on the State accomplished and that have been identified by the State as having a potentially significant fiscal impact upon revenues or expenditures of the State’s General Fund or the amount of State funds available to be borrowed by the General Fund.

This description was developed by the State with the participation of the Office of the Attorney General and other State entities. The Office of the Attorney General does not represent the State, its subdivisions, departments, agencies and other units in all matters, and accordingly there may be litigation matters of which the Office of the Attorney General is not aware. The State does not conduct a docket search of federal or State court litigation filings to identify pending litigation matters, and no inquiry has been made into administrative claims and matters. There may be claims and matters with potentially significant fiscal impacts that have not been described below.

The State makes no representation regarding the likely resolution of any specific litigation matter described below.

COVID-19 Litigation

California, like other state and local government authorities, has implemented, and revised from time to time, restrictions on mass gatherings and widespread closings and modifications of the operations of businesses, universities and schools. In 640 Tenth LLP, et al. v. Gavin Newsom (San Diego County Superior Court, Case No. 37-2020-00041316-CU-MC-CTL), a putative class action complaint was filed by a group of Southern California restaurants and gyms against the Governor and State public health officials challenging COVID-19 orders that required them to cease indoor operations. On April 23, 2021, plaintiffs filed an amended complaint defining the putative class to include all businesses affected by such orders. Plaintiffs allege that the Governor and health officials violated various State and federal provisions, and that the restrictions on the operation of their businesses “caused both a regulatory and physical taking of plaintiffs’ property without just compensation.” As part of the requested relief, plaintiffs seek “appropriate allowable monetary damages to compensate [p]laintiffs[’] injuries.”

In July 2021, the Court sustained the State’s demurrer and dismissed the case. The plaintiffs have appealed the dismissal and separately sought relief from the Court of Appeal by filing a writ petition, which the State opposes (Court of Appeal, 4th Appellate District Division 1, Case No. D079339).

As of November 9, 2021, the case was not certified as a class action. If the case is certified and achieves success on such claims, then the impact of the litigation on the State’s General Fund could be significant.

Oroville Dam Litigation

The California Department of Water Resources (the “Department”) administers the State Water Project, which encompasses a complex of dams, reservoirs, pumping facilities, power plants, aqueducts and pipelines owned and operated by the State, including the Oroville Dam. The State Water Project provides water to twenty-nine public agencies, and the Department is compensated by those agencies, under contracts with the Department.

On February 7, 2017, erosion was discovered on the lower portion of the main spillway of the Oroville Dam. Because of successive severe storms (caused by atmospheric rivers) impacting Northern California, releases down the damaged main spillway were unable to prevent the reservoir from overtopping. Water flowed down the emergency spillway, triggering the evacuation of more than 180,000 people downstream of Lake Oroville on February 11, 2017. Seven lawsuits filed on behalf of individuals, businesses and public agencies are pending against the Department as of November 9, 2021. The suits claim damages arising out of these events, including alleged damage to real and personal property, business losses, and relocation expenses. As of November 9, 2021, all the lawsuits had been coordinated.

In addition to the seven lawsuits, the Butte County District Attorney seeks to impose up to $51 billion in civil penalties upon the Department for allegedly violating California Fish and Game Code Section 5650, which regulates the deposit of materials deleterious to fish and other plant and animals into State waters. (People of the State of California v. California Department of Water Resources, Butte County Superior Court, Case No. 18CV00415.) On December 18, 2020, the court granted the Department’s motion for summary judgment of the Butte County District Attorney’s entire case. On February 9, 2021, the Butte County District Attorney filed its notice of appeal of the judgment in the matter. The appeal has been referred to the Third

District Court of Appeal’s mediation program. The mediation was set to commence on September 29, 2021. While the mediation is pending, all merits briefing is stayed.

As of November 9, 2021, it was unknown what future net financial impact this litigation may have on the State’s General Fund.

Tax Cases

As of November 9, 2021, two pending class action cases challenged the fee imposed by former Revenue and Taxation Code Section 17942 on LLCs registered in California, alleging that the fee violates the federal and State Constitutions, is an improper exercise of the State’s police powers, and has been misapplied by the FTB. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728) and CA-Centerside II, LLC v. Franchise Tax Board (Fresno County Superior Court, Case No. 10 CECG00434). In each case, the individual plaintiff sought a refund of $56,000 for itself and a class of over 50,000 members. The cases are coordinated for hearing in San Francisco as the Franchise Tax Board LLC Tax Refund Cases, Judicial Council Proceeding No. 4742. If plaintiffs ultimately prevail on the merits on behalf of the classes, the potential refunds could total $1.2 billion.

As of November 9, 2021, a pending case challenged the validity of California Code of Regulations, title 18, Section 1585, which requires the sales tax on mobile telephones to be based on the full “unbundled” price of the telephone rather than any discounted price that is contingent on a service plan commitment, as applied to cellular device sales in carrier-operated stores. In Bekkerman et al. v. California Department of Tax and Fee Administration (Sacramento County Superior Court, Case No. 34-2015-80002242), the trial court ruled that the regulation is inconsistent with statute and therefore invalid. The California Department of Tax and Fee Administration has appealed (Court of Appeal, Third App. Dist., Case No. C093763). Petitioners have filed a second action, a class action lawsuit seeking refunds of any excess sales tax paid, Bekkerman et al. v. California Department of Tax and Fee Administration, et al. (Sacramento County Superior Court, Case No. 34-2016-80002287). The trial court dismissed the State defendants from the second action on the basis that the class action claim for sales tax refunds was premature and stayed the action pending the result in the first action. If plaintiffs revive their claims in the second action, or if they bring a new class action tax refund claim, the court could order sales tax refunds potentially exceeding $1 billion.

High-Speed Rail Litigation

In Tos, et al. v. California High-Speed Rail Authority, et al. (Sacramento County Superior Court, Case No. 34-2016-00204740), plaintiffs seek a declaration that a State law enacted in 2016 is an unconstitutional amendment of the high-speed rail bond act and to prevent the California High-Speed Rail Authority from expending bond proceeds in reliance on the challenged State law. The trial court denied plaintiffs’ requests for a temporary restraining order and a preliminary injunction. Plaintiffs filed an amended complaint adding a claim challenging the approval of the Authority’s plans for expenditure of bond proceeds by the Director of the Department of Finance. The trial court denied plaintiff’s motion for judgment on the pleadings on the constitutional claim. Plaintiffs agreed that the court’s ruling was determinative of their claims, and stipulated to a judgment in favor of the Authority. Plaintiffs appealed the judgment (Court of Appeal, Third Appellate District, Case No. C089466).

The federal government authorized $3.5 billion in grants (of which $2.6 billion had been expended) for the Central Valley segment of the high-speed rail project. In the event the State does not meet the requirement of the grant agreements, such as because a final decision in this matter prevents the use of bond proceeds, and the State is unable to complete the Central Valley segment with other funds or provide other matching funds consistent with the grant agreements, the State may be required to repay the federal grant moneys.

State Mandates

Petitioners in Coast Community College District, et al. v. Commission on State Mandates (Sacramento County Superior Court, Case No. 34-2014-80001842) assert that costs for complying with certain laws and regulations prescribing standards for the formation and basic operation of State community colleges are State-mandated costs that must be reimbursed by the State. The trial court denied the petition. Petitioners appealed and the Court of Appeal reversed and remanded much of the matter to the Commission on State Mandates to determine whether several minimum conditions for State aid are new programs or higher levels of service requiring State reimbursement. (Court of Appeal, Third Appellate District, Case No. C080349.) The Supreme Court granted review and depublished the Court of Appeal’s opinion (California Supreme Court, Case No. S262663). As of November 9, 2021, the potential amount of reimbursement for such costs could not be determined.

Medi-Cal Reimbursements

In Perea, et al. v. Dooley, et al. (Alameda County Superior Court, Case No. RG-17-867262), petitioners allege that access to care under Medi-Cal is inadequate because reimbursement rates to doctors and clinicians under Medi-Cal are insufficient to attract enough providers, and that this has a disparate impact on and constitutes intentional discrimination against Latinos. Petitioners seek a writ of mandate and declaratory and injunctive relief that could require defendants to raise Medi-Cal reimbursement rates.

A second case, Deuschel v. California Health and Human Services Agency, et al. (Los Angeles County Superior Court, Case No. BS171070), makes similar claims regarding the effect of Medi-Cal reimbursement rates on seniors and persons with disabilities, and seeks similar relief. The Court has sustained the California Health and Human Services Agency’s demurrer without leave to amend and entered final judgment.

As of November 9, 2021, it was unknown what future financial impact this litigation would have on the State’s General Fund.

School Funding

In Atkins v. State of California (Sacramento County Superior Court, Case No. 34-2020-80003436), plaintiffs allege that recent amendments to the Education Code unfairly restrict new enrollment at charter schools. They argue that the requirements that schools be funded in fiscal year 2020-21 according to their average daily attendance during fiscal year 2019-20, and that charter schools offer fewer days of instruction compared to non-charter public schools, violate various provisions of the California Constitution, including the right to due process and the contracts clause. Plaintiffs seek a writ of mandate and declaratory and injunctive relief.

In Reyes v. State of California (Sacramento County Superior Court, Case No. 34-2020-80003489), plaintiffs filed a class action suit, alleging that recent amendments to the Education Code requiring that non-classroom-based schools be funded in fiscal year 2020-21 according to their average daily attendance during fiscal year 2019-20 unfairly restricts new enrollment at these schools in violation of various provisions of the California Constitution, including the right to due process and the contracts clause. Plaintiffs seek relief similar to that sought in the Atkins case described above. On March 10, 2021, the court certified non-classroom-based schools as a class.

After briefing and oral argument, the Court denied all claims on the merits in both Atkins and Reyes and entered final judgment in each case. Plaintiffs have filed notices of appeal in both cases.

As of November 9, 2021, it was unknown what future financial impact this litigation may have on the State’s General Fund.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State PITs. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

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Appendix E

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Information Statement dated January 6, 2022 (in respect of Tax Revenue Forecasting) (the “Information Statement”), and in the Quarterly State Economic Information report for the fourth quarter of fiscal year (“FY”) 2021 (the “Quarterly Report”). The Fund has not verified the accuracy, completeness or timeliness of the information contained in the Information Statement or the Quarterly Report. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Information Statement or the Quarterly Report and are subject to risks and uncertainties that may cause actual results to differ materially.

SPECIAL DISCLOSURE REGARDING COVID-19 MATTERS

In response to the outbreak of COVID-19, a respiratory disease caused by a new strain of coronavirus, and the declaration by the World Health Organization on March 11, 2020 of a COVID-19 pandemic, in March 2020 Governor Baker declared a state of emergency in the Commonwealth due to COVID-19. Over the following eight weeks Governor Baker’s administration undertook a number of mitigation measures in response to COVID-19, including emergency orders closing certain education programs and non-essential businesses, a number of social distancing mandates, travel advisories, and eviction moratoriums, as well as tax relief measures postponing the collection of certain taxes due in FY 2020. All of these measures resulted in widespread economic disruption throughout the Commonwealth.

As the COVID-19 pandemic continued to evolve, Governor Baker’s administration curtailed certain measures while retaining the flexibility to address future waves of the pandemic. In May 2020, the Governor announced a four-phase approach to reopening the Commonwealth, indicating that decisions and timing on all phases would be influenced by public health metrics. Between May and October 2020, as public health metrics improved, the phased reopening plan was implemented in steps, and certain mitigation measures were curtailed. By October 2020, the Commonwealth had proceeded to step 2 of Phase III of the plan. In December 2020, the Commonwealth rolled back its reopening requirements and standards to step 1 of Phase III in response to an increase in new COVID-19 infections and hospitalizations following the 2020 Thanksgiving holiday. As a result, indoor capacity across a broad range of sectors was reduced, several workplace restrictions were tightened, and certain businesses were required to close, including indoor performance venues and certain high-contact indoor recreational businesses. In December 2020, the Commonwealth also began phased vaccination efforts across Massachusetts.

As public health measures continued to trend in a positive direction, and the Commonwealth experienced significant declines in average daily COVID-19 cases and hospitalizations, and increasing rates of vaccination within the Commonwealth, the Administration continued to implement the reopening plan, and by the end of May 2021, nearly all COVID-19 restrictions were lifted and all industries were permitted to open. On June 15, 2021, the state of emergency in the Commonwealth related to COVID-19 was terminated. Based on information submitted to the Massachusetts Immunization Information System as of December 29, 2021, and using the University of Massachusetts Donahue Institute 2019 Population Estimates, more than 5.0 million people within the Commonwealth, or approximately 73.7 percent of the Commonwealth’s population, were fully vaccinated.

As of January 6, 2022, the Administration was continuing to monitor public health data relating to COVID-19 and expected to take additional measures to control the spread of COVID-19 within the Commonwealth, if needed, as new variants of the virus emerge. As of January 6, 2022, the Commonwealth could not predict whether additional measures would be needed to control the spread of COVID-19 or the nature or duration of any such measures.

As of January 6, 2022, the ultimate impact of the COVID-19 pandemic on the Commonwealth’s economy remained unknown. In response to the pandemic, international, federal, state and local governments, as well as private businesses and organizations, implemented numerous measures intended to mitigate the spread and effects of COVID-19. The continued spread of COVID-19, the mitigation measures implemented, and the responses of individuals, businesses, and organizations to the disease and the mitigation measures implemented have caused and may continue to cause, severe disruptions in global, national, and local economies, as well as to global financial markets and the U.S. stock and bond markets. Many businesses have experienced and may continue to experience decreases in operations and revenues. The impacts of COVID-19 resulted in unprecedented rates of unemployment in the Commonwealth, causing, among other things, a depletion of the Commonwealth’s Unemployment Trust Fund and the need for the Commonwealth to borrow federal funds to ensure a continuation of unemployment benefits, which Commonwealth employers will need to repay. The extent to which businesses that have completely or partially closed will reopen, travel and tourism activity will return to pre-pandemic levels, and businesses and organizations will allow employees to work from home was still unknown as of January 6, 2022. The extent of these and other impacts on the Commonwealth’s economy will depend on future developments and numerous factors, many of which are beyond the Commonwealth’s control.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next 25 years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate. State unemployment rates have typically remained below the national average with the exception of a slight increase during the recession of the early 1990s and a seventeen-month stretch between 2006 and 2007. Massachusetts unemployment remained below the national average from June 2007 through February 2020. However, due largely to decreased business activity and closures during the COVID-19 pandemic, Massachusetts unemployment has dramatically increased and currently stands at 6.1 percent. The national unemployment rate currently stands at 5.5 percent. In 2019, Massachusetts was ranked second in the U.S. according to the American Human Development Index, modeled after the United Nations Human Development Index, which compares health, income and education outcomes.

Personal Income

Real per capita income levels in Massachusetts have varied over time. Between 1992 and 1997, real per capita income levels in the Commonwealth increased faster than the national average. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.5 percentage points. From 2001 to 2003, real income declined in Massachusetts while staying roughly flat for the nation. However, real income levels in Massachusetts remained well above the national average. Following a significant decline in 2009, Massachusetts, New England, and the U.S. steadily increased until 2012. Overall, between 2006 and 2012, Massachusetts personal income increased considerably faster than the nation during the recession and its aftermath. In 2013, Massachusetts, New England, and the U.S. all experienced a slight decline in real income. From 2014 to 2018, real per capita income rose in the State, New England, and the nation. As of January 6, 2022, Massachusetts per capita personal income remained higher than the nation. At the State level in 2020, only the District of Columbia and Connecticut had higher levels of per capita personal income.

Massachusetts saw steady growth in average annual pay for most of the past fifteen years, adjusted for inflation. It lost ground in 2009, but resumed growth in 2010, and dropped slightly again in 2016. Payroll data are reported to the Quarterly Census of Employment and Wages (“QCEW”) by all employers covered under the Unemployment Insurance programs, and summary data are released. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees from the data in the QCEW. Since 2005, average annual wages in the State have grown at an annual rate of 1.6 percent, compared to 1.2 percent for the nation. The level of average annual pay in Massachusetts in 2019 was about 30.7 percent higher than the national average: $83,675 compared to $64,013.

Wage and salary disbursements by place of work is a component of personal income and measures monetary disbursements to employees. This includes compensation of corporate officers, commissions, tips, bonuses, and receipts in-kind. Although the data are recorded on a place-of-work basis, they are then adjusted to a place-of-residence basis so that the personal income of the recipients whose place of residence differs from their place of work will be correctly assigned to their state of residence. Between 1998 and 2000, the Massachusetts share of New England and overall U.S. totals increased. In subsequent years, the Massachusetts share of New England and the U.S. decreased slightly until 2006. Since then, Massachusetts’ share of New England has risen steadily while its share of the U.S. has stayed roughly the same. In 2020, the shares were 54.3 percent and 3.0 percent, respectively.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. The latest available data for May 2021 from the U.S. Bureau of Labor Statistics shows that the Consumer Price Index for all Urban Consumers (“CPI-U”) for the Boston area increased at a rate of 3.2 percent over May 2020. The U.S. index increased at a rate of 5.0 percent over the same period.

In 2009, the Boston metropolitan area and U.S. experienced their first monthly year-over-year declines in the CPI-U since 1954 and 1955, respectively. The 2020 U.S. CPI-U increased 18.7 percent since 2010 while Boston’s CPI-U increased 19.7 percent during that period. Between 2015 and 2019, Boston’s Consumer Price Index (“CPI”) increased by 10.7 percent while in the United States as a whole, CPI-U increased by 9.2 percent.

Consumer Confidence, Present Situation, and Future Expectations

These three measures offer multiple insights into consumer attitudes. The U.S. measures are compiled from a national monthly survey of 5,000 households and are published by The Conference Board, Inc. (the “Conference Board”). The survey for Massachusetts is conducted in a similar manner and the results are published by MassInsight, based on quarterly polling of 450 adult residents of Massachusetts. The “Present Situation” index measures consumers’ appraisal of business and employment conditions at the time of the survey. The “Future Expectations” index focuses on consumers’ expectations for six months hence regarding business and employment conditions, as well as expected family income. The overall “Consumer Confidence” index is a weighted average of the two sub-indices. Although the U.S. measures are compiled by a different source than the Massachusetts measures, according to the Federal Reserve Bank of Boston, the numbers are generally comparable. A score of 100 is considered neutral.

According to the Conference Board, consumer confidence nationally reached a six-year high of 137.9 in October 2018. The all-time quarterly low reading was 37.4 in January 2009. The Massachusetts index has generally been higher than the U.S. index since sharing lows in January 2009, except for brief periods when they tracked closely together in 2011 and experienced slight dips in July 2013 and 2014 as well as in April 2018.

In the fourth quarter of FY 2018, Consumer Confidence for Massachusetts rose to 133.0, up from 127.0 in the previous quarter for which consumer confidence was produced for the State. Due to the COVID-19 pandemic, the U.S. Consumer Confidence was less than 100 in April and July 2020. As of July 2021, it stood at 129.1, which was above its pre-recessionary (2007) level but still less than its pre-pandemic level in the same month.

Poverty

Since 2005, the Massachusetts poverty rate, which was 9.4 percent in 2019, has been three to five percentage points lower than the national average, which was 12.3 percent in 2019. Massachusetts ranked 46th out of the 50 states and the District of Columbia in 2019, for percent of persons whose ratio of income to the poverty level was below 100 percent in the past 12 months. Poverty status is not determined for all people. Institutionalized people, people in military quarters, people in college dormitories, and unrelated individuals under 15 years old are excluded.

Transfer Payments

Transfer payment income is payment to individuals from all levels of government and from businesses for which no current services are performed, including payments to nonprofit institutions serving individuals. These payments accounted for 14.0 percent of total personal income in Massachusetts in 2019, decreasing from 14.1 percent in 2018. Total transfer payments to individuals in Massachusetts from governments and businesses totaled $72.3 billion for 2019, adjusted for inflation. Almost 51 percent of government transfer payments to individuals were medical payments, down from 52 percent in 2018.

Health Insurance Coverage

Massachusetts leads the nation in the percent of individuals with health insurance coverage. Massachusetts passed legislation in 2006 mandating universal coverage in the Commonwealth. In 2019, 97.0 percent of the civilian non-institutionalized population was covered in the State by either private or public insurance, compared with 90.8 percent nationwide. Massachusetts also leads the other New England states in coverage, with Rhode Island as the next closest at 95.9 percent. All of the New England states have higher rates of coverage than the nation. These data do not indicate the comprehensiveness of coverage, however.

Employment

Employment by Industry. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System service sectors, Education and Health Services, Professional and Business Services, and Leisure and Hospitality have grown to take the place of manufacturing in driving the Massachusetts economy and now account for almost half of total payroll employment, while Financial Activities, Government, Information, and Trade, Transportation & Utilities have remained relatively level or declined in share.

After substantial declines in 2009, total non-agricultural employment in Massachusetts eventually increased 3.4 percent and continued to grow steadily. In 2020, nonfarm employment decreased by 9.0 percent compared to 2019 due to the COVID-19 pandemic. With an annual average of more than 3.7 million nonfarm employees, 2019 had the highest numbers to date.

After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment in the State experienced steep annual declines in 2002 (10.3 percent) and 2003 (7.1 percent) before returning to a more moderate decline in 2004 (3.6 percent). After a steep drop of 9.7 percent in 2009, the decline returned to a less dramatic 2.5 percent in 2010. May 2021 saw manufacturing employment increase by 5.3 percent since May 2020, as total employment grew by 12.0 percent. The annual manufacturing employment total in 2020 was slightly lower than in 2019 (229,725 compared to 244,242).

Unemployment Insurance Trust Fund. The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide for the payment of benefits to eligible individuals when they become unemployed through no fault of their own. Benefits are paid from the Commonwealth’s Unemployment Insurance Trust Fund, financed through employer contributions. The assets and liabilities of the Commonwealth Unemployment Insurance Trust Fund are not assets and liabilities of the Commonwealth.

As of March 31, 2021, the preliminary Massachusetts Unemployment Trust Fund had a balance of ($2.927) billion. This balance is the sum of the private contributory account balance of ($3.06) billion and the government contributory portion of $133 million. This compares to the March 31, 2020 balance of $1.434 billion with a private contributory portion of $1.294 billion. The April 2021 Unemployment Insurance Trust Fund report indicated that the private contributory account balance was estimated to be $3.871 billion by the end of 2025 according to the Moody’s-based outlook.

Unemployment. The unemployment rate in Massachusetts was consistently below or equal to the (not seasonally adjusted) national average from mid-1995 through September 2005, with similar patterns of gradual improvement after the mid-2003 peak. Prior to the pandemic, the statewide unemployment rate was 3.0 percent in 2019, the lowest it had been since 2000. The Massachusetts unemployment rate went from 3.1 percent in March 2020 to 16.3 percent in the following month. For much of the summer of 2020, Massachusetts had one of the highest, if not the highest, unemployment rate in the country. At its peak, the State unemployment rate reach 16.3 percent in April 2020 while the U.S. rate peaked at 14.4 percent in the same month. Statewide unemployment has been gradually decreasing since then; and in May 2021, the unemployment rate stood at 6.1 percent compared to 5.5 percent nationwide.

Economic Base and Performance

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy are real estate, rental and leasing; professional and technical services; finance and insurance; and government, which collectively contributed 47.6 percent of the GDP in 2020. The real estate, rental and leasing sector remained the largest contributor in 2020.

Total Trade Volume. Total trade volume, exports and imports, decreased 5.5 percent from 2019 to $59.9 billion in 2020. Canada’s trade volume was $10.6 billion and, at 17.6 percent of the total State trade, it was by far our most valuable trading partner. Massachusetts trade deficit, $10.1 billion, decreased 3.4 percent in 2020.

Exports. Massachusetts ranked 18th in the United States in 2020 and first in New England with $24.8 billion in exports. This was a 5.9 percent decrease from the previous year’s export value, while national exports decreased by 14.3 percent. Total exports from New England decreased by 10.3 percent. Canada was again our top export destination in 2020 with $2.8 billion.

Imports. Imports decreased 5.2 percent to $35.0 billion in 2020. Canada was also the largest source for Massachusetts imports in 2020, from which we imported $7.8 billion or 22.3 percent, of our total.

Federal Spending in Massachusetts. Massachusetts received approximately $55.9 billion in contracts, grants, direct payments, insurance, loans and guarantees, and other spending from the federal government in federal fiscal year (“FFY”) 2017. Massachusetts received 2.1 percent of all federal spending in FFY 2017 and in FFY 2016. Federal dollars to Massachusetts have dropped since FFY 2012. Massachusetts federal contracts declined since FFY 2012. Massachusetts federal contract declined from FFY 2012 to FFY 2014, increased 5.2 percent in FFY 2015, declined 3.9 percent in FFY 2016, and declined 1.2 percent in FFY 2017. The proportion of all Massachusetts federal contracts has averaged 2.9 percent over the last ten years.

In FFY 2017, the largest portion of federal spending in Massachusetts, 41.0 percent, was for Other Financial Assistance. This included direct payments to individuals (such as Medicare and food stamps), insurance payments (such as unemployment benefits, flood insurance), and other types of assistance payments (such as reimbursements for prescriptions for veterans). Other Financial Assistance decreased 27.5 percent, Contracts decreased 1.2 percent, and Grants increased 628.3 percent from FFY 2016.

Federal Contracts. In FFY 2017, the latest full year available, 2.7 percent of all federal contract work was performed in Massachusetts. This is slightly less than the 3.0 percent average over the last ten years.

State Revenues. Taxes collected by all states in FY 2019 totaled $1,103.7 billion, 3.9 percent more than FY 2018. Massachusetts collected $32.2 billion in FY 2019, 5.3 percent more than in FY 2018. Massachusetts ranked eighth in the nation in total taxes collected in 2019.

In FY 2019, the national average of tax collection from individual income tax and sales and gross receipts tax was 84.2 percent of total revenue. Massachusetts collected most of its revenue, 53.9 percent, from individual income taxes while overall states collected 37.8 percent of their revenue from individual income tax. Seven states do not have an individual income tax.

State Lottery Proceeds. Massachusetts ranked sixth in revenue, $5.56 billion, and fifth in prize money awarded, $4.0 billion, among the 44 states with lotteries in FY 2019. Massachusetts lottery revenue increased 2.2 percent compared to the previous year.

State Expenditures. Massachusetts ranked ninth in the nation in per capita expenditures, $10,160 in FY 2019, while it ranked ninth and spent $9,787 in FY 2018. This represents a 3.8 percent decrease in per capita expenditures from 2018 levels, with the largest per capita dollar increase in the Health and Hospitals function.

Electricity Prices, Supply and Capacity by Source. Massachusetts had the fifth highest electric rate in the country in 2019, 18.63 cents per kilowatt hour in 2020 dollars, while the U.S. average was 10.67. Adjusted for inflation, this was an increase of 2.3 percent for Massachusetts and a decrease of 1.7 percent for the U.S. from the previous year. Massachusetts electric utilities generated $9.6 billion in revenue in 2019. This was 5.9 percent less than in 2018, while they sold 3.7 percent less electricity. The Massachusetts Net Electricity Trade Index, which represents the State’s electricity self-sufficiency, was 0.39 in 2019, the latest data available. In 2019, 71.6 percent of Massachusetts electricity was generated by burning natural gas, the State’s top fuel source for power generation.

Travel and Tourism. The Massachusetts Office of Travel and Tourism reported a 0.6 percent decrease in 2019 museum and attraction attendance compared to 2018, with 12.2 million visitors. Museum attendance was up 11.7 percent in January 2020 for the calendar year compared to January 2019. For January FY 2021 year-to-date, net room occupancy tax collections totaled 212.3 million, a 12.3 percent increase from the same period in FY 2020.

Transportation and Warehousing. Massachusetts’s major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Based on total passenger volume data for calendar year 2019, Logan Airport was the most active airport in New England and the 16th most active in the U.S. according to the Federal Aviation Authority (“FAA”). Massport reported that as of February 2021 year-to-date, total airport flight operations were down 62.5 percent and total airport passengers were down 74.8 percent from the same period in 2019. According to the FAA, in calendar year 2019, Logan Airport ranked 32nd in the nation in total air cargo volume. As of February 2021 year-to-date, Massport reported the airport handled 106.1 million pounds of cargo; a 16.5 percent decrease from the same period in 2019. Massport reported that total express mail was down 2.6 percent from the same period in 2019.

Massport’s Port of Boston properties processed 268,418 full TEUs (twenty-foot equivalent units) of containerized cargo in calendar year 2020, a decrease of 10.8 percent from calendar year 2019. It also processed 48,237 automobiles, a decrease of 7.3 percent, and 0 cruise passengers, a decrease of 100 percent, compared to calendar year 2019.

The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2019 decreased by 0.8 percent to 16.2 million short tons from 2018. Waterborne cargo in New England decreased 1.3 percent while the U.S. decreased 0.8 percent.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of State finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual State budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Commonwealth Transportation Fund (formerly the Highway Fund) (the “CTF”), from which approximately 98.4 percent of the budgeted operating fund outflows in FY 2021 were made. The remaining approximately 1.6 percent of budgeted operating fund outflows occurred in other operating funds: the Commonwealth Stabilization Fund, the Intragovernmental Service Fund, the Inland Fisheries and Game Fund, the Marine Recreational Fisheries Development Fund, the Underground Storage Tank Petroleum Product Cleanup Fund, the Public Safety Training Fund, the Local Capital Projects Fund, the Gaming Local Aid Fund, the Education Fund, the Local Aid Stabilization Fund, the Gaming Economic Development Fund, the Marijuana Regulation Fund and the Behavioral Health Outreach, Access and Support Trust Fund. A number of budgeted funds were authorized by law but had no activity in FY 2021.

At the end of a FY, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate the consolidated net surplus. Under State finance law, balances in the Stabilization Fund, the Tax Reduction Fund, the Inland Fisheries and Game Fund, the Marine Recreational Fisheries Fund, the Public Safety Training Fund, the Local Aid Stabilization Fund, the Behavioral Health Outreach, Access and Support Trust Fund, the Federal COVID-19 Response Fund, and the Transitional Escrow Fund are excluded from the consolidated net surplus calculation. According to State finance law, deficits in any funds included in the consolidated net surplus calculation are eliminated by transfers from other consolidated net surplus funds that have surplus balances, and any undesignated or unreserved balances remaining in the consolidated net surplus funds are transferred to the Commonwealth Stabilization Fund.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the executive branch early in the FY preceding the FY for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the FY commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming FY, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each FY, and the Governor may approve no supplemental appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Committee on Ways and Means considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Committee on Ways and Means, which in turn proposes a budget, with revisions, to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds roll-call vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriations Act.

In years in which the General Appropriations Act is not approved by the Legislature and the Governor before the beginning of the applicable FY, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior FY budget, adjusted for any known changes in the level of spending during the first month or months of the current FY.

State finance law requires the Commonwealth to monitor revenues and expenditures during a FY. For example, the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the FY by any law, rule, regulation or order not subject to administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Massachusetts Supreme Judicial Court (“SJC”) has ruled that, under current law, the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to State agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that (i) sufficient cash is available to meet the Commonwealth’s obligations, (ii) State expenditures are consistent with periodic allotments of annual appropriations, and (iii) moneys are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. Regarding periodic allotments, at the beginning of each FY the Executive Office for Administration and Finance schedules the rate at which agencies will have access to funds included in their appropriation through a published periodic allotment calendar. Under State finance law, monthly appropriation allotments are ordinarily one-twelfth of the annual amount, but the Executive Office for Administration and Finance may provide for greater or lesser monthly allotments in appropriate cases. This calendar is reviewed regularly, and depending on the fiscal climate, the Executive Office for Administration and Finance may choose to adjust the allotment schedule in order to tighten spending controls. In some cases agencies may request an ad hoc allotment in order to gain access to funds faster than the existing periodic allotment schedule would allow (e.g., exceptional cases where unique payment concerns must be considered); such requests are carefully reviewed by the Executive Office for Administration and Finance before they are approved. The Comptroller conducts the expenditure control function.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal reimbursements. Authorization for capital spending requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds roll-call vote of each house of the Legislature. The State constitution requires the Governor to recommend the terms of the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations. The Executive Office for Administration and Finance establishes a capital investment plan on or before July 1 each year pursuant to State law. The capital investment plan is an administrative guideline and is subject to amendment from time to time.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. Capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money. Debt service is specifically exempted by the State constitution from the warrant requirement, but requires an appropriation to be paid.

The Cash Management Division of the State Treasurer’s office utilizes approximately 900 operating accounts to track cash collections and disbursements for the Commonwealth. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current FY to the House and Senate Committees on Ways and Means on or before the last day of August, November, February and May. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper and revenue anticipation notes (“RANs”).

Cash that is not needed for immediate funding is invested in the Massachusetts Municipal Depository Trust (“MMDT”). The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a short-term liquidity vehicle or “cash portfolio” structured similarly to a money market fund and a short-term bond fund.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every three years of the accounts of all departments, offices, commissions, institutions and activities of the Commonwealth. This audit encompasses hundreds of State entities, including the court system and independent authorities. The State Auditor also has the authority to audit federally aided programs and vendors and their subcontractors under contract with the Commonwealth as well as to conduct special audit projects. Further, the State Auditor upon a ratified majority vote by the board of selectmen or school committee, may, in the Auditor’s discretion, audit the accounts, programs, activities and other public functions of a town, district, regional school district, city or county. The State Auditor conducts both compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1⁄2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

Stabilization Fund

The Stabilization Fund is established by State finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering State or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the FY stability of the Commonwealth or any of its political subdivisions. The fund is referred to as the State’s “rainy day fund,” serving as a source of financial support for the State budget in times of slow revenue growth or revenue declines and as the primary source of protection against having to make drastic cuts in State services in periods of economic downturns.

Required Deposits and Allowable Stabilization Fund Balance. From FY 2005 through FY 2013, State finance law provided that (i) 0.5 percent of current year net tax revenues be deposited into the Stabilization Fund at fiscal year-end, (ii) 0.5 percent of current-year net tax revenues be made available for the next FY and (iii) any remaining amount of the year-end statutorily defined surplus be transferred to the Stabilization Fund. Since FY 2014, State finance law has required that the entire year-end statutorily defined surplus be transferred to the Stabilization Fund. Since FY 2011, State finance law has required that tax revenue from capital gains exceeding $1 billion in a FY (adjusted annually, beginning in FY 2014, to reflect the average annual rate of growth in U.S. GDP over the preceding five years) be deposited: as follows: 90 percent of such amount into the Stabilization Fund, 5 percent of such amount to the State Retiree Benefits Trust Fund (the “SRBT Fund”) and, beginning in FY 2013, 5 percent of such amount to the Commonwealth’s Pension Liability Fund. However, all of these requirements may be modified or superseded by individual appropriation acts. In FYs 2016 and 2020, the Commonwealth temporarily suspended the requirement to transfer capital gains tax collections above the threshold to the Stabilization Fund, with all capital gains tax collections remaining in the General Fund.

Each quarter, the Department of Revenue certifies the amount of tax revenues estimated to have been collected during the preceding quarter from capital gains income and, once the threshold has been exceeded, the excess is transferred to the Commonwealth Stabilization Fund. The final certification of capital gains tax revenues is done in November following the end of the FY, but no adjustment is made to the Stabilization Fund transfers if the final amount of capital gains taxes certified differs from the amount certified in the preceding July.

State finance law requires the Comptroller to transfer 75 percent of the growth in unclaimed property net revenue relative to the prior year to the Stabilization Fund.

Gaming legislation enacted in 2011 also requires 10 percent of gaming tax revenues from Category 1 licensees to be transferred from the Gaming Revenue Fund to the Stabilization Fund, provided that such amount may be reduced by half to fund certain deficiencies in funds distributed to cities and towns.

The allowable Stabilization Fund balance at fiscal year-end is 15 percent of total budgeted revenues for that year. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund.

LONG-TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Commonwealth Debt. The State Treasurer is statutorily responsible for the borrowing needs of the Commonwealth, including short-term cash flow needs and long-term borrowing needs for the capital budget. Borrowing is accomplished through the sale of short-term notes and long-term bonds. The Commonwealth is authorized to issue three types of direct debt – general obligation debt, special obligation debt and federal grant anticipation notes (“GANs”). General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the CTF or with a pledge of receipts credited to the Convention Center Fund (the “CC Fund”). Federal GANs are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as general obligation contract assistance liabilities or contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for (i) payments by the Commonwealth to the Massachusetts Clean Water Trust, the Massachusetts Department of Transportation (“MassDOT”) and the Massachusetts Development Finance Agency (“MassDevelopment”) that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds and (ii) payments from the Social Innovation Financing Trust Fund on “pay for success” contracts. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transportation Authority (“MBTA”) (pre-2000), the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority (the “Steamship Authority”), regional transit authorities (“RTAs”), and the higher education building authorities. The Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to fund debt service, solely from moneys otherwise appropriated for the affected institution, owed by certain community colleges and State universities on bonds issued by the former Massachusetts Health and Educational Facilities Authority (now MassDevelopment) and the Massachusetts State College Building Authority.

Statutory Limit on Direct Debt. Since December 1989, State finance law has included a limit on the amount of outstanding “direct” bonds of the Commonwealth. For FY 2012, the debt limit was $18.944 billion under the statute in place during FY 2012. In August 2012, State finance law was amended, effective January 1, 2013, to specify that the debt limit be calculated for FYs starting in FY 2013 using a FY 2012 base value of $17.070 billion and increasing the limit for each subsequent FY to 105 percent of the previous FY’s limit. Based on this calculation, the statutory limit on “direct” bonds during FY 2021 is $26.481 billion. Prior to June 10, 2013, this limit was calculated using a statutory definition that differed from GAAP in that the principal amount of outstanding bonds included the amount of any premium and was measured net of any discount, costs of issuance and other financing costs (“net proceeds”). On June 10, 2013, State finance law was amended, effective January 1, 2013, to change the statutory definition of outstanding debt from net proceeds to principal outstanding, a change that brings the outstanding debt definition in conformance with GAAP.

The debt limit law provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal GANs, bonds issued to pay operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority (“MSBA”) and bonds issued to finance the Commonwealth’s Accelerated Bridge Program (“ABP”). On August 10, 2016, the Governor approved legislation that exempts from the statutory debt limit bonds that are issued to finance the Commonwealth’s Rail Enhancement Program (“REP”).

General Obligation Debt. As of November 30, 2021, the Commonwealth had $24.6 billion in general obligation bonds outstanding, of which $23.6 billion, or 96.1 percent was fixed rate debt and $966.3 million, or 3.9 percent, was variable rate debt. As of November 30, 2021, $20.2 billion, or 82.0 percent, of the Commonwealth’s general obligation debt was tax-exempt and $4.4 billion, or 18.0 percent, was taxable.

For the purpose of reporting general obligation debt outstanding and variable rate debt outstanding, future compounded interest on the Commonwealth’s variable rate “U. Plan” College Opportunity Bonds (“COBS”) is included as debt outstanding. Any outstanding commercial paper, bond anticipation notes, or RANs are not reported in general obligation debt outstanding calculations.

The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. These structures include floating rate notes in various interest rate modes ($132.4 million), direct purchase agreements in various interest rate modes ($300 million), multi-modal bonds currently in the Term Mode ($377.2 million), and COBS (156.7 million). Of all Commonwealth variable rate debt outstanding, the interest rates on $239.9 million, or approximately 1.0 percent of total outstanding general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. Prior to 2008, the Commonwealth had periodically entered into interest rate swap agreements for the sole purpose of hedging interest rate risk on a portion of its outstanding variable rate bonds. Under State finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $726.4 million or approximately 3.0 percent of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

As of November 30, 2021, the Commonwealth had outstanding approximately $156.7 million ($81.9 million of original principal and including a discount equal to $74.8 million) of variable rate COBS, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority (“MEFA”), which bear deferred interest at a rate equal to the percentage change in the CPI plus 2 percent, together with current interest at the rate of 0.5 percent. This debt is held directly by MEFA and has no secondary market.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes. Fixed-rate RANs may be issued by the State Treasurer annually in anticipation of revenue receipts for the same FY. RANs must be repaid no later than the close of the FY in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances, special obligation bonds. As of November 30, 2021, the Commonwealth did not have any RANs outstanding.

Special Obligation Debt

Commonwealth Transportation Fund. Section 2O of Chapter 29 of the General Laws, as amended, authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the CTF. Revenues which are accounted to the CTF are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicles fees. In addition, a portion of the Commonwealth’s receipts from the sales tax is dedicated to the CTF, as is the underground storage tank petroleum cleanup fee to the extent it exceeds $30 million, and State finance law currently provides for a series of substantial transfers from the General Fund to the CTF though FY 2020; none of the sales tax receipts or General Fund transfers has been pledged to secure Commonwealth special obligation bonds.

Between 1992 and 2005, the Commonwealth issued special obligation bonds secured by a lien on a specified portion of the motor fuels excise tax. As of November 30, 2021, the Commonwealth had outstanding approximately $28.4 million of such special obligation bonds secured by a pledge of 6.86¢ of the 24¢ motor fuels excise tax. In December 2010, the trust agreement securing such bonds was closed to further issuance of additional debt, with the exception of refunding bonds.

In 2008, the Commonwealth was authorized to issue approximately $1.876 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the CTF (“CTF Bonds”) to fund a portion of the ABP. Additionally, in April 2014, the Commonwealth was authorized to issue up to $6.7 billion in general obligation debt, special obligation debt, or a combination of both, for the purpose of funding capital expenditures of MassDOT, for the benefit of the MBTA and for other REP projects. As of November 30, 2021, the Commonwealth had outstanding approximately $3.2 billion of CTF Bonds, which are secured by a pledge of registry fees and a specified portion of the motor fuels excise tax, $1.6 billion of which have been issued in support of the ABP and $1.6 billion of which have been issued in support of the REP.

In January 2021, Governor Baker signed a new transportation bond act, Chapter 383 of the Acts of 2020 (the “Transportation Bond Bill”), which authorized approximately $16.2 billion of total capital authorization to improve the Commonwealth’s transportation infrastructure. The Transportation Bond Bill provides substantial flexibility for borrowing to be issued as either general obligation bonds or special obligation bonds, depending on market conditions and the most effective borrowing strategies for the Commonwealth. Included in the $16.2 billion total authorization is $5.1 billion to support the MBTA, which is proposed as CTF Bonds, although such authorization also is eligible to be issued as general obligation bonds. Also included is authorization for $1.25 billion of federal highway GANs to fund repairs, rehabilitation or replacement of the Commonwealth’s bridges. The new GANs will provide funding to increase the level of annual funding to help achieve long-term bridge condition targets. An additional $5.4 billion is authorized for highway, rail and transit, planning and multi-modal transportation, transportation IT, and grant programs and local projects, and is eligible to be issued as either general obligation bonds or special obligation bonds. The remaining authorization includes $4.4 billion for federally aided highway projects, with $880 million eligible to be issued as either general obligation or special obligation bonds.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorized $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million), and the Worcester Convention Center ($19 million). As of November 30, 2021, the only bonds outstanding pursuant to such authorization are certain special obligation bonds issued in 2005 (the Series 2005 Bonds) currently outstanding in the amount of $479.6 million. The bonds are payable from moneys credited to the CC Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. As of November 30, 2021, the balance of the trustee-held Convention Center Revenue Fund available for debt service was $132.1 million and retained earnings in the CC Fund was $223.0 million. The trust agreement for the Series 2005 Bonds requires a capital reserve fund to be maintained at an amount equal to the lesser of 10 percent of outstanding principal amount of the bonds, 125 percent of average annual debt service or maximum annual debt service and provides that if the fund falls below its required balance, the 2.75 percent convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14 percent). As of November 30, 2021, the balance of the Capital Reserve Fund was $53.0 million.

On July 29, 2014, the Governor approved legislation authorizing the Commonwealth to issue an additional $1.1 billion in special obligation bonds to finance an expansion of the convention center in Boston, to finance costs of issuance and fund a debt service reserve fund. Such bonds would be secured by and payable from the CC Fund, with the State Treasurer and Secretary of Administration and Finance having the authority to pledge additional State hotel/motel room occupancy excises to the new bonds.

Federal Grant Anticipation Notes

In 2008, the Commonwealth was authorized to issue $1.1 billion of GANs secured by future federal funds to fund a portion of the ABP. Such notes are secured by a back-up pledge of net amounts in the CTF after application of such amounts in accordance with the trust agreement securing the CTF Bonds and previously issued bonds secured by motor fuels excise taxes. The Commonwealth expects to pay interest on the notes supporting the ABP from state appropriations. In February 2021, the Governor signed the Transportation Bond Act, which authorizes the additional issuance of $1.25 billion of additional federal highway GANs for highway purposes. As of November 30, 2021, $582.6 million of GANs were outstanding.

Build America Bonds

The Commonwealth has issued bonds in the form of Build America Bonds (“BABs”) and as Recovery Zone Economic Development Bonds (“RZEDBs”). BABs and RZEDBs were authorized under the federal American Recovery and Reinvestment Act of 2009 (“ARRA”). Pursuant to ARRA, the Commonwealth is entitled to receive cash subsidy payments from the federal government equal to 35 percent of the debt service payable on the BABs and 45 percent of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. In FFY 2016, such payments were subject to a sequestration reduction of 6.8 percent, with the Bipartisan Budget Act of 2015, approved by the President on November 2, 2015, extending the sequestration provisions through FFY 2025. For FFYs 2017, 2018, 2019 and 2020, such payments were subject to a reduction of 6.9 percent, 6.6 percent, 6.2 percent and 5.9 percent, respectively. From October 1, 2020 through September 30, 2030, the sequestration reduction rate has been set at 5.7 percent, unless a law is enacted that modifies or amends the rate, at which such time the sequestration reduction rate may be subject to change. Such interest subsidy payments could become subject to a much larger sequestration reduction, and potentially be eliminated altogether, under the Statutory Pay-As-You-Go Act of 2010 (the “PAYGO Act”), which is designed to limit federal deficit spending. Since the enactment of the PAYGO Act, the U.S. Congress has consistently acted to prevent its implementation, but there can be no assurance that it will continue to do so.

Beginning in FY 2012, federal interest subsidy payments received by the Commonwealth are required to be deposited in a BABs Subsidy Trust Fund and used, without further legislative appropriation, to pay debt service on the related BABs and RZEDBs. The Commonwealth is obligated to make payments of principal and interest on the BABs and RZEDBs whether or not it receives interest subsidy payments. As of November 30, 2021, $1.9 billion of the Commonwealth’s outstanding general obligation debt was comprised of BABs, $419.8 million of the outstanding CTF Bonds consisted of BABs, $156.4 million of the outstanding CTF Bonds consisted of RZEDBs and $27.2 million of the outstanding GANs consisted of BABs.

Interest Rate Swaps

The Commonwealth has entered into interest rate swap agreements for the sole purpose of hedging changes in the interest rates on a portion of its outstanding variable rate bonds, predicated on the assumption that the interest on such bonds, combined with the cost of the associated interest rate swaps, would produce lower aggregate interest costs than fixed-rate bonds. As of November 30, 2021, approximately $268.3 million of the Commonwealth’s outstanding variable-rate debt was synthetically fixed via floating-to-fixed interest rate swap hedge agreements, including $28.4 million in synthetically fixed debt associated with special obligation issues.

Under the terms of these floating-to-fixed rate hedge agreements, the counterparties to the swaps are obligated to pay the Commonwealth an amount equal or approximately equal to the variable-rate payment on the related bonds or a payment based on a market index, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. The floating rate received by the Commonwealth from swap counterparties is used to offset the variable rate paid to bondholders. Only the net difference in interest payments is actually exchanged with the counterparty. The net payments made or received on these agreements are reported as part of interest expense in the Commonwealth’s basic financial statements. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders.

The intended effect of these agreements is essentially to fix the Commonwealth’s interest rate obligations with respect to its variable-rate bonds in order to hedge or mitigate the Commonwealth’s exposure to changes in interest rates on these bonds. For example, during a period when interest rates rise, the Commonwealth would receive higher payments from swap counterparties that would be used to offset higher payments to bondholders of the outstanding variable rate bonds. During a period when interest rates decline, the reduction in interest payments to bondholders would offset the higher payments made to swap counterparties. In both scenarios, the net obligation of the Commonwealth is essentially fixed through the life of the swap and bonds providing the Commonwealth with long term budget certainty. All of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements and, as of June 30, 2021, were deemed effective hedges, as provided for in GASB Statement No. 53.

The bonds and related swap agreements have final maturities ranging from 2022 to 2033. The total notional value of approximately $268.3 million effectively matches the par amount of the related variable-rate bonds. Under the swap agreements, the Commonwealth pays the relevant counterparties fixed rates ranging from 4.515 percent to 5.059 percent and receives variable-rate payments equal to or approximately equal to the amount of variable rate payments the Commonwealth pays on the related variable-rate refunding bonds or a payment based on a market index.

All of the Commonwealth’s counterparties are required to post collateral in certain circumstances. The Commonwealth is not required to post collateral under any of its existing swap agreements.

Liquidity Facilities

On May 11, 2020, the Commonwealth obtained a line of credit in the aggregate principal amount of $1.75 billion from a syndicate of banks, which line of credit is available to be drawn for cash flow purposes. As of February 17, 2021, the line of credit was reduced to the principal amount of $500 million. The line of credit was scheduled to expire on May 10, 2021 and was renegotiated with the same syndicate of banks in the amount of $500 million for a term of three years, expiring on March 30, 2024. As of November 30, 2021, no amount was outstanding under the line of credit.

The Commonwealth has capacity under a note purchase agreement to issue RANs or bond anticipation notes up to $200 million. The agreement is with RBC Capital Markets, LLC and has a termination date of February 8, 2024. As of November 30, 2021, no notes were issued or outstanding under the note purchase agreement.

General Obligation Contract Assistance Liabilities

Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to MassDOT, as successor to the Turnpike Authority, which are capped at $25 million annually and extend until June 30, 2050, which is the end of the 40th FY following the transfer of certain facilities associated with the Commonwealth’s Central Artery/Ted Williams Tunnel Project to MassDOT. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance, which provides for the payment by the Commonwealth to MassDOT, as successor to the Turnpike Authority, of $100 million per FY, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

Massachusetts Clean Water Trust. The Massachusetts Clean Water Trust (the Trust) manages the Commonwealth’s State revolving fund program under the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to provide low-interest loans and grants to cities, towns, and water utilities to help Massachusetts communities build or replace water quality infrastructure that enhances ground and surface water resources, ensures the safety of drinking water, protests public health, and develops resilient communities. Under State law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. Most of the Trust’s loans are subsidized to a 2 percent interest rate set by statute. Other loans made by the Trust may bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s programs may not exceed $138 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its full faith and credit are pledged, and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of November 30, 2021, the Trust had approximately $2.4 billion of bonds outstanding. Approximately 4.39 percent of the Trust’s aggregate debt service is covered by Commonwealth contract assistance. Prior to August 2014, the Trust was known as the Massachusetts Water Pollution Abatement Trust.

Massachusetts Development Finance Agency. Under the infrastructure investment incentive act (sections 5 to 12 of Chapter 293 of the Acts of 2006, as amended to date), known as “I-Cubed,” up to $600 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by MassDevelopment that are secured by and payable from contract assistance from the Commonwealth. The obligation of the Commonwealth to pay contract assistance is a general obligation of the Commonwealth. Until a related new private development is completed and occupied, the developer’s property is assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds and is applied to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality is required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new State tax revenues generated from the related private development. The municipality’s reimbursement obligation is secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date, or in some cases to the next redemption date, plus all remaining principal payments due. Pursuant to this program, MassDevelopment has issued I-Cubed bonds to finance and refinance infrastructure projects associated with the Fan Pier development in Boston, the Assembly Row project in Somerville, the Chestnut Hill Square project in Newton, the Boston Landing project in Boston, the Van Ness project in Boston, the University Station project in Westwood, the North Point project in Cambridge and the Hub on Causeway project in Boston. As of November 30, 2021, total “I-Cubed” bonds were outstanding in the amount of approximately $179.8 million.

Legislation approved by the Governor on August 8, 2008 included an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds issued by MassDevelopment to finance the parkway are secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. As of November 30, 2021, approximately $22.0 million of such bonds were outstanding.

Social Innovation Financing Trust Fund. Legislation approved in 2012 established a Social Innovation Financing Trust Fund for the purpose of funding contracts to improve outcomes and lower costs for contracted government services, referred to as “pay for success contracts.” The legislation authorized the Secretary of Administration and Finance to enter into pay for success contracts in which a substantial portion of Commonwealth payments, from amounts appropriated by the Legislature to the Trust Fund, would be conditioned on the achievement of specified performance outcomes. The Commonwealth’s obligation to make such payments is a general obligation for which the Commonwealth’s full faith and credit are pledged. The first such contract was entered into in January 2014 (and amended in November 2016 and April 2020), to help young men leaving the juvenile justice system or on probation avoid re-offending. The contract obligated the Commonwealth to make up to $28 million in success payments, in the aggregate, through FY 2024. The Commonwealth entered into a second such contract in December 2014, to address chronic individual homelessness through permanent stable, supportive housing. The contract obligated the Commonwealth to make up to $6 million in success payments, in the aggregate, through FY 2021. The Commonwealth entered into a third such contract in June 2016, to assist individuals in Adult Basic Education or English for Speakers of Other Languages programs transition to employment, higher wage jobs, and higher education. The contract obligates the Commonwealth to make up to $15 million in success payments, in the aggregate, through FY 2023. The Commonwealth entered into a fourth such contract in July 2018 (and amended in October 2021) to support unemployed or underemployed veterans with post-traumatic stress disorder in attaining competitive and compatible employment. The contract obligates the Commonwealth to make up to $3.0 million in success payments, in the aggregate, through FY 2023.

Long-Term Operating Leases and Capital Leases

In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90 percent of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of November 30, 2021, the MBTA had approximately $121.2 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through FY 2030.

Massachusetts Development Finance Agency. Under legislation approved in 2010 and amended in 2011, MassDevelopment is authorized to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds. The legislation provides that MassDevelopment is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued. Any project to be financed by such bonds must be approved by the Secretary of Health and Human Services, and any loan to a community hospital or community health center (and the issuance and terms of the related bonds) must be approved by the Secretary of Administration and Finance. If any such institution defaults on a loan, any moneys in the custody of the Commonwealth that are payable to the institution may be withheld by the Commonwealth and used to pay debt service or to replenish the applicable capital reserve fund. If, following a Commonwealth transfer to replenish a capital reserve fund, the applicable institution fails to reimburse the Commonwealth within six months, the Commonwealth may withhold funds payable to the institution, and all contracts issued by the Group Insurance Commission (“GIC”), the Commonwealth Health Insurance Connector Authority (“Health Connector”) and the Commonwealth’s Medicaid program (“MassHealth”), to a third party for the purposes of providing health care insurance paid for by the Commonwealth are to provide that the third party is to withhold payments to the institution and transfer the withheld amounts to the Commonwealth. No bonds have ever been issued pursuant to this legislation.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger and vehicle ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Steamship Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Steamship Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority. The Steamship Authority is currently self-supporting, requiring no net cost of service or contract assistance payments. As of November 30, 2021, the Steamship Authority had approximately $73.2 million of bonds outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

Regional Transit Authorities. The Commonwealth has fifteen RTAs that provide fixed route and paratransit service in communities across the State. The RTAs were established by legislation, and are funded by rider fares, advertising, assessments to the local governments served by an RTA, federal grants and State assistance. A RTA may issue RANs to be repaid from Federal Transit Administration operating subsidies, net cost of service payments from the Commonwealth, which are included in the Commonwealth’s annual budget, and local government assessments. Commonwealth support of the RANs of an RTA includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide an RTA with funds sufficient to meet the principal of and interest on its notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to such RTA and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of RTA (current expenses, including debt service, minus current income). The Commonwealth assesses each of the cities and towns within the applicable RTA service area for a portion of the net cost of service. The CTF has an annual required $15 million transfer to the RTAs for operations, and in FY 2022, the Commonwealth’s budget includes a $94.0 million transfer to the RTAs. The Commonwealth is also obligated to pay principal and interest on any RANs issued by an RTA which is not paid when due.

University of Massachusetts Building Authority. This authority, created to assist the University of Massachusetts, is permitted by its enabling act to have outstanding up to $200 million in Commonwealth-guaranteed debt. The Commonwealth’s guaranty of principal and interest is a general obligation of the Commonwealth for which its full faith and credit are pledged. In addition to such guaranty, certain revenues of the Building Authority, including dormitory rental income and student fees, are pledged to pay the Building Authority’s bonds. As of November 30, 2021, the Building Authority has no Commonwealth-guaranteed debt outstanding.

Authorized and Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized and unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized and unissued debt.

Authorized and unissued debt is measured in accordance with the statutory basis of accounting, which is different from GAAP. Only the net proceeds of bonds issued (exclusive of underwriters’ discount, costs of issuance and other financing costs) are deducted from the amount of authorized and unissued debt. Therefore, the change in authorized and unissued debt at the end of any FY is not intended to correlate to the change in the principal amount of debt outstanding as measured and reported in conformity with GAAP.

The Legislature has enacted various bond authorizations to fund the Commonwealth’s capital investment plan. Capital spending and subsequent debt issuance is constrained by the debt affordability policy and the statutory debt limit and will be published annually in the five-year capital investment plan.

COMMONWEALTH EXPENDITURES

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The FY 2022 budget provides $7.092 billion of State-funded direct and indirect local aid to municipalities.

A large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula designed to ensure that each district reaches at least a minimum level of “foundation” spending per public education pupil. The FY 2022 budget includes State funding for so-called “Chapter 70” public education aid of $5.503 billion. The FY 2022 budget also includes a transfer of $350 million into a trust for the purposes of implementing the provisions of the Student Opportunity Act in future years.

The other major component of direct local aid is unrestricted general governmental aid, which provides unrestricted funds for municipal use. The FY 2022 budget provides for $1.168 billion in unrestricted general government aid.

Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1⁄2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1⁄2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1⁄2, as amended to date, limits the property taxes that may be levied by any city or town in any FY to the lesser of (i) 2.5 percent of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5 percent over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special municipal election. Between FY 1981 and FY 2022, the aggregate property tax levy across all cities and towns grew from $3.347 billion to $19.746 billion, a compound annual growth rate of 4.42 percent.

Medicaid and the Health Connector

Many of the Commonwealth’s healthcare programs and expenditures are governed by the federal Affordable Care Act (“ACA”), which has been and continues to be the subject of certain legal challenges. In December 2017, Congress eliminated the financial penalty under the ACA’s individual shared responsibility provision, otherwise known as the individual mandate. In December 2019, Congress enacted legislation that both deferred the commencement and accelerated the full implementation of reductions in federal reimbursement for hospitals that treat a disproportionate number of Medicaid recipients. As of January 6, 2022, such actions had not had or were not expected to have a material adverse impact on the Commonwealth and its health care programs. While it is not possible to predict with any certainty whether or when any other provisions of the ACA may be, in whole or in part, modified, repealed, or withdrawn, any such actions could have a material adverse effect on the Commonwealth’s healthcare programs and expenditures. Accordingly, the following discussion should be read with the understanding that significant additional changes could occur in the near future and beyond with respect to many of the programs discussed.

MassHealth. The Commonwealth’s Medicaid program, called MassHealth, provides health care to 2.1 million low-income children and families, low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services (“EOHHS”), receives federal reimbursement on most of its expenditures. On February 9, 2018, the Children’s Health Insurance Program (“CHIP”) was reauthorized through FFY 2027. For Massachusetts, the CHIP matching rate of 88 percent for FFY 2019 was reduced to 76.5 percent for FFY 2020, and was further reduced to 65 percent for FFY 2021 and beyond. Under the ACA, beginning January 1, 2014, MassHealth began receiving enhanced federal reimbursement for spending on the new adult group (generally, childless adults with incomes under 133 percent of the federal poverty limit). The federal reimbursement rate for this group was 93 percent in calendar year 2019, decreasing to 90 percent for calendar 2020 and beyond. In response to the COVID-19 pandemic, the Families First Act established a 6.2 percent increase to the matching rate effective January 1, 2020 through the end of the quarter in which the declaration of the national public health emergency (including any extensions thereof) ends. This increase does not apply to expenditures for the ACA expansion population. The increase is contingent on several factors, including, but not limited to, a maintenance of effort requirement on eligibility standards and elimination of member cost-sharing for all COVID-19 related testing and treatment.

The FY 2022 budget includes $19.6 billion in funding for non-administrative spending for the MassHealth program. The $19.6 billion includes $19.0 billion in programmatic spending. The $19.6 billion also includes approximately $470 million to support supplemental payments to providers. FY 2022 estimated programmatic spending is $19.2 billion, which will require a supplemental appropriation, but programmatic spending is projected to be below the budgeted amount on a net basis. The reported spending levels do not include $415 million in estimated spending from the American Rescue Plan Home and Community-Based Services (“HCBS”) reserve. During the COVID-19 pandemic, MassHealth implemented a number of measures to provide flexibility for members and providers. MassHealth submitted a number of Section 1135 waiver requests, all of which have been approved, withdrawn, or approved through other mechanisms such as blanket waivers. MassHealth also submitted an emergency Section 1115 waiver request, which was approved by CMS on December 30, 2020, and six Appendix K requests to grant the Commonwealth certain flexibilities for the operation of HCBS waivers, which have been approved. In addition, MassHealth submitted numerous Disaster State Plan Amendment requests, many of which have been approved, but a number of which remain pending. On July 15, 2021, MassHealth submitted a second emergency Section 1115 waiver request, which is pending approval. MassHealth has submitted requests to CMS for authority to permit MassHealth to direct its managed care entities to increase rates for certain services and implement other payment initiatives in response to the COVID-19 pandemic, all but two of which have been approved. MassHealth may submit additional requests for federal flexibility and additional managed care directed payment requests prior to the expiration of the national public health emergency.

Commonwealth Health Insurance Connector Authority. State health care reform legislation enacted in 2006 created the Health Connector. The Health Connector is governed by a board, of which the Secretary of Health and Human Services is the chairperson and the Secretary of Administration and Finance is also a member, each ex officio. The Health Connector and its programs are supported by the Commonwealth Care Trust Fund, which is supported by dedicated revenue sources as well as carrier administrative fees. The Health Connector is also responsible for policy development relative to the Affordability Schedule and Minimum Credible Coverage rules and public education and outreach, including the ACA-required Navigator program.

The Health Connector administers the Commonwealth’s Health Insurance Marketplace under the ACA. As the Commonwealth’s Marketplace, the Health Connector offers qualified health plans to individuals and small businesses. Qualifying individuals can be eligible for federal tax credit to lower their health insurance premiums, and certain small businesses shopping through the Marketplace can access federal small business health care tax credits for up to two years. Individuals with incomes between 133 percent and 300 percent FPL, as well as certain lawfully present immigrants with incomes between 0 percent and 300 percent FPL, have access to additional State and federal subsidies through a program called ConnectorCare. The State provides additional State subsidies via ConnectorCare to ensure that the premiums and point-of-service cost sharing for certain low-income members, after factoring in federal subsidies, are similar to what was available through the State’s pre-ACA Commonwealth Care program.

The FY 2022 budget for the Health Connector reflects $123.3 million in gross spending from the CCFT. Net of federal revenue, FY 2022 expenditures are estimated to be $84.5 million, a decrease of $94.5 million compared to FY 2021 . These estimates reflect the extension of the national public health emergency, as well as other changes to eligibility and benefit levels resulting from the passage of the ARPA.

Federal 1115 MassHealth Demonstration Waiver. Section 1115 of the Social Security Act gives the U.S. Secretary of Health and Human Services authority to waive provisions of major health and welfare programs, including certain Medicaid requirements, and to allow a state to use federal Medicaid funds in ways that are not otherwise allowed under federal rules. The Commonwealth’s 1115 waiver was renewed on November 4, 2016. The renewal consisted of an amendment to the current 1115 waiver, which was effective through June 30, 2017, as well as a five-year waiver extension. This waiver extension is authorized from July 1, 2017 through June 30, 2022. The waiver extension is a $52.4 billion agreement that supports a restructuring of the MassHealth program and is expected to bring in significant federal investment to support health care delivery system reforms. The agreement also extends eligibility and benefit provisions authorized under the waiver, such as coverage for diversionary behavioral health benefits and for individuals with HIV. The waiver extension includes more than $29 billion in revenue to the

Commonwealth through federal financial participation (“FFP”). Additionally, the waiver extension expands services for substance use disorder treatment.

The 1115 waiver extension also preserves and maintains the stability of the Safety Net Care Pool (“SNCP”) for the full five years of the waiver period with an $8 billion authorization. This authorization includes a $1.8 billion investment of new Delivery System Reform Incentive Program funding that will support MassHealth’s payment reform objectives. The SNCP renews authority for the Health Safety Net program, which makes payments to hospitals and community health centers for providing certain health care services to their low-income patients who are not eligible for health insurance or cannot afford it. Under the new SNCP, supplemental payments for safety net hospitals have been restructured and linked to delivery system reform participation. The number of hospitals eligible for these payments increased from seven in the previous waiver to 14 in the waiver extension. In addition, the SNCP expands authority for federal match to include cost-sharing affordability subsidies and enrollment gap coverage for Health Connector enrollees up to 300 percent FPL. Lastly, the SNCP establishes non-State public hospital payments and incentive programs for Cambridge Health Alliance, tied to delivery system reform performance. EOHHS has submitted a request to CMS to further extend the 1115 waiver from July 1, 2022 to June 30, 2027.

As noted above, two emergency Section 1115 waivers were also requested in response to the COVID-19 pandemic.

Health Care Cost Containment. The Center for Health Information and Analysis (“CHIA”) is an independent State agency, funded through an industry assessment, to monitor the Massachusetts health care system through data collection and research and to release reliable information and meaningful analysis to a wide variety of audiences.

The Health Policy Commission (“HPC”) is an independent agency within, but not subject to the control of, the Executive Office for Administration and Finance. The HPC’s mission is to advance a more transparent, accountable, and innovative health care system through independent policy leadership and investment programs, to achieve better health and better care at a lower cost across the Commonwealth. Beginning in FY 2017, the HPC is funded through an annual assessment on the health care industry, similar to CHIA’s assessment.

Each year, the HPC, in collaboration with CHIA, releases a report on the Commonwealth’s performance under the benchmark. The 2021 Cost Trends Report provides that total health care expenditures per capita in the Commonwealth grew from 2018 to 2019 by 4.3 percent, compared to 3.6 percent growth from 2017 to 2018.

As required by statute, the health care cost growth benchmark was equal to Potential Gross State Product (“PGSP”), or 3.6 percent, for calendar 2013 to 2017. By statute, the health care cost growth benchmark for calendar 2018 through 2022 is equal to the growth rate of PGSP minus 0.5 percent, and for calendar 2023 and thereafter, will be equal to the growth rate of PGSP. However, the HPC and the Legislature have some ability to change those growth targets.

Other Health and Human Services

Office of Health Services. The Office of Health Services encompasses programs and services from the Department of Public Health (“DPH”) and the Department of Mental Health. Its goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self-sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services.

Office of Children, Youth and Family Services. The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Children and Families (“DCF”), the Department of Youth Services, the Department of Transitional Assistance (“DTA”), and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient.

The DCF is charged with protecting children from abuse and neglect, and in partnership with families and communities, ensuring that children are able to grow and thrive in a safe and nurturing environment. DCF serves approximately 46,000 children at any given time, primarily children through age 18, and youth ages 18-22 who are transitioning from DCF custody to independent living. DCF is currently undergoing an agency improvement initiative to implement new programmatic policies, review agency management structure, and strengthen workforce capacity.

Through the DTA, the Commonwealth funds three major programs of public assistance for eligible State residents: Transitional Aid to Families with Dependent Children; Emergency Aid to the Elderly, Disabled and Children; and the State Supplemental Program for individuals enrolled in the federal Supplemental Security Income program. In addition, DTA is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program and the Pandemic EBT program, as well as the funded Healthy Incentives Program and other smaller programs that assist DTA clients with completing their education, gaining career skills and finding employment.

Disabilities and Community Services. Programs and services provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, and the Department of Developmental Services assist some of the most disadvantaged residents of the Commonwealth. These agencies provide assistance to this population and create public awareness in the citizens of the Commonwealth, as well as promote inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

Executive Office of Elder Affairs. The Executive Office of Elder Affairs provides a variety of services and programs to eligible seniors and their families. The office administers supportive and congregate housing programs, regulates assisted living residences, and provides home care and caregiver support services and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Executive Office of Elder Affairs also administers a State-supported prescription drug program for seniors.

Department of Veterans’ Services. The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides approximately 26,000 veterans, veterans’ spouses and parents with annuity and benefit payments. The Department also oversees the Chelsea Soldiers’ Home and the Holyoke Soldiers’ Home, State-owned facilities providing long-term health care and domiciliary services to veterans.

Education

Executive Office of Education. The Executive Office of Education includes the Department of Early Education and Care (“EEC”), the Department of Elementary and Secondary Education (“DESE”) (previously the Department of Education), and the Department of Higher Education (previously the Board of Higher Education). The Secretary of Education serves on the board of each department as well as the board of the University of Massachusetts. The office is committed to advancing actions and initiatives that will improve achievement for all students, close persistent achievement gaps, and creating a 21st century public education system that prepares students for higher education, work and life in a world economy and global society.

Department of Early Education and Care. The EEC is the agency responsible for all early education and care services and funding in the Commonwealth, including licensing and oversight of and technical assistance to programs for infants, toddlers, preschoolers, and school age children during out-of-school time; group homes; foster care and adoption placement agencies; and residential schools for children with special needs. EEC also oversees community-based family engagement networks that provide literacy and other developmental activities for children and parents in libraries and adult education centers. Historically, EEC licenses approximately 9,000 childcare programs, residential facilities, and foster care/adoption placement agencies that have the capacity to serve an estimated 230,000 children. EEC also historically has supported an average of approximately 55,000 children from low-income or at-risk families to attend family or group childcare programs, including referrals from the Commonwealth’s DCF and DTA. As a result of the COVID-19 pandemic, the number of licensed programs and children served has decreased, although overall program expenditures have not decreased.

Department of Elementary and Secondary Education. The DESE serves the student population from kindergarten through 12th grade by providing support for students, educators, schools and districts and by providing State leadership for elementary, secondary, vocational-technical, and adult basic education. There are approximately 400 operating school districts in the Commonwealth, historically serving approximately 950,000 students. DESE is governed by the Board of Elementary and Secondary Education, which includes 11 members. The Board of Elementary and Secondary Education nominates, and the

Secretary of Education appoints, a Commissioner of Elementary and Secondary Education, who is responsible for carrying out the policies established by the Board.

Department of Higher Education. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine State universities and 15 community colleges. The higher education system is coordinated by the Department of Higher Education, which is governed by the Board of Higher Education. Each institution of higher education is governed by a separate board of trustees; the University of Massachusetts has one board that governs its five campuses. The Board of Higher Education appoints, subject to the approval of the Secretary of Education, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of State appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education for the State universities and community colleges, while the University of Massachusetts board of trustees has the authority to set and retain tuition for its campuses. The Massachusetts College of Art and Design and the Massachusetts Maritime Academy also have authority to retain tuition from all students. The other institutions have authority to retain tuition received from out-of-State students and tuitions from self-supporting programs, such as colleges of continuing education and evening schools. Otherwise, each institution is required to remit tuition revenue to the State Treasurer.

The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Public Safety

Eleven State agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 16 correctional facilities and centers across the Commonwealth. Other public safety agencies include the State Police, the Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner, and five other public safety related agencies.

Energy and Environmental Affairs

The Executive Office of Energy and Environmental Affairs is responsible for policy development, environmental law enforcement services, and oversight of agencies and programs. Six State agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates public parkland, recreational facilities, watersheds and forests across the Commonwealth. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs, the Department of Environmental Protection (“DEP”), responsible for clean air, water, recycling and environmental remediation programs, and the Department of Fish and Game, responsible for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, responsible for oversight of electric, gas, water and transportation utilities and the Department of Energy Resources, responsible for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal GANs issued by the Commonwealth.

Employee Benefits

Group Insurance. The GIC provides health insurance benefits to more than 425,000 people, including State and participating municipalities’ employees, retirees, their spouses and dependents, and certain retired municipal teachers, their spouses and dependents. State employee contributions were based on date of hire; employees hired on or before June 30, 2003 contribute 20 percent of total premium costs, and employees hired after June 30, 2003 contribute 25 percent of premium costs. Similarly, State retirees contribute either 10 percent, 15 percent or 20 percent, depending on their retirement date. The GIC also provides health insurance benefits for the employees and retirees of participating municipalities; the municipalities reimburse the State for their enrollees’ premium costs. The contribution ratio(s) for municipal enrollees is set through a collective bargaining process within each community. As of July 1, 2021, the GIC provides health insurance to employees and retirees of 54 municipal entities: 11 cities, 27 towns, and 16 other governmental entities, including regional school districts, union and non-union educational collaboratives, charter schools, and regional planning councils.

Fiscal 2022, appropriations, total $1.827 billion, approximately $629 million of which is offset by municipal revenue and $229 million of which is offset by non-State agency revenue to reimburse the State for providing health insurance benefits to the participating governmental units, including municipalities. In addition, the FY 2022 budget authorizes transfers of up to $500 million to the SRBT Fund for the purpose of making expenditures for current State retirees and their dependents.

There are no significant changes to benefits in FY 2022. The aggregate FY 2022 premium rates for GIC State and municipal members increased 5.52 percent over the aggregate premium rates in effect in FY 2021.

Pensions. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the State.

Other Post-Employment Benefit Obligations (OPEB). The Commonwealth is required under State law to provide certain health care and life insurance benefits for retired employees of the Commonwealth and certain other governmental agencies.

The FY 2022 budget is consistent with the requirements of GASB Statements No. 45 and No. 75, that spending for current retirees be accounted for separately, and that deposits towards the Commonwealth’s non-pension retiree liability be made into an irrevocable trust.

Other Program Expenditures

The remaining expenditures on other programs and services for State government include constitutional officers, the judiciary and district attorneys, sheriffs, the Executive Office for Administration and Finance, the Executive Office for Housing and Economic Development, the Executive Office of Labor and Workforce Development, the Executive Office of Technology Services and Security (“EOTSS”), and various other programs.

Pension and Other Post-Employment Benefit (OPEB) Funding

Retirement Systems

Almost all non-federal public employees in the Commonwealth participate in defined-benefit pension plans administered pursuant to State law by 104 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the State employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the Boston Retirement System (“BRS”) but whose pensions are also the responsibility of the Commonwealth). The Commonwealth is also responsible for cost-of-living adjustments (“COLAs”) granted by local systems from 1981 to 1996.

The members of the retirement system do not participate in the Social Security System. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 102 separate retirement systems and the Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Pension benefits for State employees are administered by the State Retirement Board, and pension benefits for teachers are administered by the Massachusetts Teachers’ Retirement Board. Investment of the assets of the State employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management Board (the “PRIM Board”). In the case of all other retirement systems, the retirement board for the respective system administers pension benefits and manages investment of assets. Retirement board members are required to complete 18 hours of training and to file annual statements of financial interest with the Public Employee Retirement Administration Commission (“PERAC”). Many such retirement boards invest their assets with the PRIM Board, and the PRIM Board may take over the assets of local retirement systems that are less than 65 percent funded and have failed to come within 2 percent of the PRIM Board’s performance over the previous 10-year period. With very few exceptions, the members of these State and local retirement systems do not participate in the Social Security System.

The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth.

The MSERS is a cost sharing, multiple-employer defined-benefit public employee retirement system. The MTRS is a defined-benefit public employee retirement system managed by the Commonwealth on behalf of municipal teachers and municipal teacher retirees. The Commonwealth is a non-employer contributor and is responsible for all contributions and future benefits of the MTRS. Members become vested after 10 years of creditable service. For members who joined the system prior to April 2, 2012 superannuation retirement allowance may be received upon the completion of 20 years of service or upon reaching the age of 55 with 10 years of service. Normal retirement for those employees who were system members before April 2, 2012 occurs at age 65; for certain hazardous duty and public safety positions, normal retirement is at age 55. Most members who joined the system after April 1, 2012 cannot retire prior to age 60.

The Commonwealth’s retirement systems’ funding policies have been statutorily established. The Legislature has the authority to amend these policies. The annuity portion of the MSERS and the MTRS retirement allowance is funded by employees, who contribute a percentage of their regular compensation. Costs of administering the plan are funded out of plan assets. The policies provide for uniform benefit and contribution requirements for all contributory public employee retirement systems. These requirements generally provide for superannuation retirement allowance benefits up to a maximum of 80 percent of a member’s highest three-year average annual rate of regular compensation. For employees hired after April 1, 2012, retirement allowances are calculated on the basis of the last five years or any five consecutive years, whichever is greater in terms of compensation. Benefit payments are based upon a member’s age, length of creditable service and group creditable service, and group classification.

Boston teachers are not included in the membership data shown above for the MTRS. Legislation approved in May 2010 changed the methodology for the Commonwealth’s funding of pension benefits paid to Boston teachers. Prior to this change, the Commonwealth reimbursed the City of Boston for pension benefits paid to Boston teachers as certified by the BRS. Those costs were funded one FY in arrears. The cost of pension benefits of the other participants of the BRS is the responsibility of the City of Boston. The BRS is a cost-sharing multiple-employer pension system that is not administered by the Commonwealth and is not part of the reporting entity of the Commonwealth for accounting purposes. The 2010 legislation clarified that the Commonwealth is responsible for all employer contributions and future benefit requirements for Boston teachers that are members of the BRS. The Commonwealth’s actuarially determined contribution (or ADC, defined as a target or recommended contribution to a defined benefit pension plan for the reporting period, determined in conformity with Actuarial Standards of Practice) to the BRS for FY 2022 has been determined to be $179.4 million.

Subject to legislative approval, annual increases in cost-of-living allowances are provided in an amount equal to the lesser of 3 percent or the previous year’s percentage increase in the United States CPI on the first $13,000 of benefits for members of the MSERS and MTRS. The Legislature approved the 3 percent increase in COLA for FY 2022 for eligible participants of the MSERS and MTRS. The Commonwealth pension funding schedule assumes that annual increases of 3 percent will be approved for its retirees.

As of January 6, 2022, the MSERS and the MTRS, in conjunction with the Commonwealth, have evaluated whether certain of the statutes or practices governing the systems may have been in conflict with the exclusive benefit rule of Section 401(a)(2) of the Internal Revenue Code or other federal tax law requirements relating to operation of tax-exempt pension plans. The activities reviewed include (i) the statutorily directed funding of the budget for PERAC solely from the investment income accounts of MSERS and MTRS, (ii) the statutorily directed contributions made from the MSERS account in the Massachusetts Pension Reserves Investment Trust Fund (the “PRIT Fund”) to a separate optional retirement plan available to certain employees of the Commonwealth’s higher education system, (iii) the statutorily mandated reimbursements paid by the MSERS to local retirement systems for local cost-of-living allowances for certain participants of those systems, (iv) the deposit of reimbursement revenues received from local retirement systems to the Commonwealth’s General Fund rather than to the MTRS and MSERS accounts in the PRIT Fund, and (v) the deposit of federal grant fringe payments to the General Fund rather than to the MTRS and MSERS accounts in the PRIT Fund. As of January 6, 2022, the Commonwealth, PERAC, MSERS and the MTRS each engaged outside tax counsel to review these activities. On March 28, 2017, the Governor approved legislation to address prospectively certain aspects of the issues described above. Additional corrective legislation was approved as part of the Commonwealth’s General Appropriations Act for FY 2018, approved on July 17, 2017. As of January 6, 2022, the Executive Office for Administration and Finance submitted to the Internal Revenue Service for its consideration a request for a closing agreement in which the Commonwealth describes the activities listed above, explains the corrective actions already taken by legislation, and requests an affirmation that these activities do not adversely affect the tax qualification of the MSERS and MTRS in light of the corrections already made. The Internal Revenue Service issued an initial request for additional information on April 28, 2020 and a further request for additional information on June 23, 2020. The Commonwealth, the MSERS and MTRS submitted responses to such requests on June 3, 2020 and July 31, 2020, respectively. After further discussions with the IRS, on August 20, 2020, the Commonwealth submitted to the IRS a proposal in connection with the withdrawal of its request for a closing agreement. Discussions with the IRS are ongoing.

Employee Contributions. The MSERS and MTRS are partially funded by employee contributions of regular compensation: 5 percent for those hired before 1975, 7 percent for those hired from 1975 through 1983, 8 percent for those hired from 1984 through June 30, 1996 and 9 percent for those hired on or after July 1, 1996, plus an additional 2 percent of compensation above $30,000 per year for all those members hired starting on January 1, 1979 (except those MTRS employees contributing 11 percent). Employee contributions, for MTRS, are 11 percent for those hired on or after July 1, 2001. Legislation enacted in FY 2000 established an alternative superannuation retirement benefit program for teachers hired on or after July 1, 2001 (and others who opt in) with an 11 percent contribution requirement for a minimum of five years. The contribution rate will be reduced to 8 percent after 30 years of creditable service for most MTRS employees hired after April 1, 2012 and to 6 percent for most MSERS employees hired after that date. Employee contributions, for MSERS, are 12 percent of compensation for members of the State police hired in or after 1996.

Funding Schedule. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In FY 1988, the Commonwealth began to address the unfunded liabilities of the two State systems by making appropriations to pension reserves. Under current law, as of January 6, 2022, such unfunded liability is required to be amortized to zero by June 30, 2040. The law also requires that the Secretary of Administration and Finance file a proposed funding schedule with the legislature every three years identifying the appropriations or transfers required to amortize the unfunded liability to zero, to meet the normal cost of all future benefits for which the Commonwealth is obligated and to meet any other component of the Commonwealth’s pension liability. Previously designated amounts can be adjusted based on a new funding schedule so long as the adjustments represent an increase in the scheduled amounts for those years. The law requires the funding schedule submitted by the Secretary to be based on actuarial valuation reports and requires the Secretary to provide the actuarial, economic and demographic assumptions upon which the reports are based. The funding schedule is filed with the House Committee on Ways and Means and is deemed approved if no action is taken by the committee within 45 days.

The most recent funding schedule for payments into the Commonwealth’s Pension Liability Fund was filed by the Secretary of Administration and Finance on January 15, 2021. The assumptions underlying the funding schedule include valuation of assets and liabilities as of January 1, 2020, an annual rate of return on assets of 7.25 percent, and appropriation increases of 9.63 percent per year through FY 2035 with a final amortization payment in FY 2036 (four years before the statutory requirement). The funding schedule also fully amortizes by FY 2027 the liabilities attributable to the employee retirement incentive program approved by the Governor on May 4, 2015.

Other Post-Employment Benefit Obligations (OPEB). In addition to providing pension benefits, the Commonwealth is statutorily required to provide certain health care and life insurance benefits (“other post-employment benefits” or “OPEB”) for retired employees of the Commonwealth, as well as retired employees of housing authorities, redevelopment authorities and certain other governmental agencies. Substantially all of the Commonwealth’s employees may become eligible for these benefits if they reach retirement age and eligibility while working for the Commonwealth. Eligible retirees are required to contribute a specified percentage of the health care/benefit costs. The Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-State agencies. (Although, as noted above, the Commonwealth is required to pay pensions to retired municipal teachers, the Commonwealth has no OPEB obligations with respect to retired municipal teachers.)

The GIC manages the Commonwealth’s OPEB for all State and certain agency employees and retirees. The GIC has representation on the Board of Trustees of the SRBT Fund. The SRBT Fund is set up to pay for former State employees’ OPEB benefits and to invest State and certain municipalities funds that have been set aside to pay for OPEB benefits and the cost to administer those funds and can only be dissolved when all such health care and other non-pension benefits, current and future, have been paid or defeased.

The Commonwealth also oversees the management and administration of the Massachusetts Turnpike Authority Retiree Benefits Trust, which is restricted for OPEB benefits of the retirees of the former Massachusetts Turnpike Authority.

Employer and employee contribution rates are set by statute. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2020, Commonwealth participants contributed 10 percent to 25 percent of premium costs, depending on the date of hire and whether the participant is active, retiree or survivor status. According to the most recent actuarial valuation as of June 30, 2020, the GIC had 133,322 State enrollees as of January 1, 2020. As of that date, the Commonwealth was responsible for the OPEB liability of 129,046 of those enrollees.

In June 2015, the GASB issued two new standards that change the accounting and financial reporting for the Commonwealth’s OPEB obligations, GASB Statement No. 74, Financial Reporting for Postemployment Benefit Plans Other Than Pension Plans, which was effective for FY 2017 and GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, which was effective for FY 2018. Under GASB 74, OPEB plans are required to discount retiree health care liabilities, based on a blend of 30-year municipal bond rates and the expected return for assets in the trust, “blended,” or weighted, by the funding level of the OPEB trust relative to OPEB liabilities. In FY 2019, the rate of return for assets in the OPEB trust was assumed to be 7.25 percent, consistent with the rate used for the Commonwealth’s pension trust, while the relevant municipal bond rate was 3.51 percent, resulting in a 3.69 percent blended discount rate, weighted towards the lower municipal bond rate due to the relatively low funding level of the OPEB trust in relation to the Commonwealth’s OPEB liability. GASB 75 requires governments to report in their statements of net position (or balance sheet) a net OPEB liability, defined as the difference between the total OPEB liability (the present value of projected benefit payments to retirees for certain health care benefits based on past service) and the assets (mostly investments reported at fair value) set aside in a trust and restricted to paying benefits to retirees or their beneficiaries. The new standard also requires recognition in the statement of activities of net OPEB expense. The rate used to discount projected benefit payments to their present value is based on a single rate that reflects (a) the long-term expected rate of return on plan investments as long as the plan net position is projected under specified conditions to be sufficient to make projected benefit payments and the OPEB plan assets are expected to be invested using a strategy to achieve that return and (b) a yield or index rate on tax-exempt 20-year AA-or-higher rated general obligation municipal bonds to the extent that the conditions for use of the long-term expected rate of return are not met. This statement is similar to the requirements of GASB 68, Accounting and Financial Reporting for Pensions, which was first implemented in the ACFR for FY 2015.

According to the GASB 74 actuarial valuation for FY ended June 20, 2020, which was issued on March 12, 2021 and revised on April 14, 2021, the Commonwealth’s unfunded OPEB liability, assuming no pre-funding and using a discount rate of 2.28 percent, was approximately $20.691 billion as of June 30, 2020.

The independent actuarial report covers only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the GIC, perform their own valuations, as the Commonwealth acts only as an agent for the entities that participate in the GIC with respect to providing OPEB health insurance benefits and does not assume the risk or financial burden of their health care costs.

The SRBT Fund was created to consolidate the State’s retiree funding efforts and better project future liabilities, and beginning in FY 2008, expenses for current State retirees’ healthcare were paid from the fund. Also in FY 2008, the Fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The FY 2012 budget included a requirement that, beginning in FY 2013, 10 percent of the annual tobacco settlement payments be transferred to the SRBT Fund, with the amount deposited to the SRBT Fund to increase by 10 percent increments annually thereafter until 100 percent of all payments would be transferred to that Fund, subject to such requirement being subsequently modified or waived by the Legislature. In FY 2017, 2018, 2019, 2020 and 2021, the required transfer was modified to 30 percent, 10 percent, 30 percent, 10 percent and 10 percent, respectively, of annual tobacco settlement payments. The FY 2022 budget provides for the continued transfer of 10 percent of annual tobacco settlement payments. Commencing with FY 2014, the budget also included a provision that funded a portion of the scheduled transfer to the SRBT Fund from certain unspent appropriations, to the extent that they were available, with any balance to be made up through a transfer of tobacco settlement payments. State finance law also provides for annual deposits into the SRBT Fund in the amount of 5 percent of any capital gains tax revenues transferred to the Stabilization Fund in excess of the statutory capital gains threshold; however, legislation in FY 2020 suspended this requirement and all capital gains tax revenue was retained in the General Fund.

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance annually updates its five-year capital investment plan on a rolling basis. The five-year plan coordinates capital expenditures by State agencies and authorities that are funded primarily by Commonwealth debt and federal reimbursements.

The Executive Office for Administration and Finance also sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels. In June 2021, the Governor announced the five-year capital investment plan for FYs 2022 through 2026, with an administrative bond cap of $2.655 billion for FY 2022. This represents a 4.9 percent increase over the administrative bond cap recommendation in FY 2021.

Actual capital spending is subject to variance from budget due to the nature of capital projects and the programs comprising the plan. In addition, the debt affordability analysis and the assumptions and methodology that inform the analysis are subject to periodic review and are updated annually. As of January 6, 2022, these and other factors were expected to affect the later years of the current five-year plan.

Climate Change Risk Mitigation

The State Hazard Mitigation and Climate Adaptation Plan resulting from Executive Order No. 569: Establishing an Integrated Climate Change Strategy for the Commonwealth (Executive Order), issued by Governor Baker on September 16, 2016, provided a basis for the Commonwealth’s efforts to prioritize climate adaptation capital projects included in the FY 2021 capital budget. The Executive Order directs the Executive Office of Energy and Environmental Affairs and the Executive Office of Public Safety and Security to publish a statewide climate adaptation plan that includes strategies designed to enhance climate adaptation, build resilience and mitigate climate change, and which incorporates information from vulnerability assessments undertaken by the Executive Offices and their agencies for critical assets and programs and by the cities and towns in the Commonwealth.

Pursuant to the Executive Order, the Commonwealth established the Municipal Vulnerability Preparedness (“MVP”) grant program in 2017 to provide support for cities and towns in Massachusetts to begin the process of planning and adapting for resiliency. Under the MVP planning program, the Commonwealth awards funding to communities to complete vulnerability assessments and develop resiliency project implementation plans. Communities that complete the MVP planning program become designated as an MVP community and are eligible for follow-up MVP Action grant funding to implement the actions identified in their resiliency plans.

In fulfillment of the Executive Order, the Commonwealth adopted the State Hazard Mitigation and Climate Adaptation Plan on September 17, 2018. The plan integrates climate change impacts and adaptation strategies with hazard mitigation planning. The plan also complies with current federal requirements for State hazard mitigation plans and maintains the Commonwealth’s eligibility for federal disaster recovery and hazard mitigation funding under the Stafford Act.

Sources of Capital Investment

The different sources of funding for the capital program, as reflected in the FY 2022 Capital Budget table, include:

●	Administrative Bond Cap – Commonwealth general obligation borrowing to support the regular capital program. The administrative bond cap is reviewed and subject to revision annually.
●

Project Financed – General obligation bonds, the debt service for which is supported by savings or revenue related to the project; for example, energy efficiency improvements to Commonwealth facilities, the capital costs for which are expected to be reimbursed through operating savings as a result of reduced energy consumption.

●	Federal Funds – Federal reimbursements for capital expenditures.
●	Other Funds:

○

Accelerated Bridge Program (ABP) – Commonwealth special obligation bonds secured by revenues credited to the CTF or GANs secured by federal highway reimbursements issued to fund capital improvements to structurally deficient bridges through the ABP.

○

Rail Enhancement Program (REP) – Commonwealth special obligation bonds to be secured by revenues credited to the CTF to finance certain transit infrastructure projects through the REP, previously referred to as Special Obligation Transit Bonds.

○	Pay-As-You-Go – Funding from current revenue for capital projects, including toll revenue.
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Third Party Contributions – made by third parties to capital projects being carried out by the Commonwealth, including the I-Cubed program, contributions from campuses for higher education projects, matching funds from cities and towns, and capital projects funded by assessments.

○	Next Generation Bridge GANS – Borrowing backed by federal highway GANs to support the MassDOT Highway Division’s bridge program.

Debt Affordability Policy

The Executive Office for Administration and Finance established a debt affordability policy for the Commonwealth in FY 2009. Pursuant to the policy, the Executive Office for Administration and Finance has set an annual borrowing limit at a level designed to keep debt service on the Commonwealth’s direct debt within 8 percent of budgeted revenues. The policy also limits future annual growth in the administrative bond cap for the regular capital program to not more than $125 million.

For the purposes of the debt affordability analysis, debt service includes programs expected to be funded both within and outside of the bond cap, including principal and interest payments on all general obligation debt, special obligation bonds secured by a specified portion of the motor fuels excise tax, special obligation bonds issued to fund the ABP and the REP, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings.

Budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the MBTA, the MSBA and the Massachusetts Convention Center Authority. This inclusive definition ensures that while some programs are expected to be funded outside of the bond cap, the related debt service costs of the programs should be fully accounted for under the debt affordability policy in setting the bond cap at appropriate limits.

Capital Debt Affordability Committee

The Capital Debt Affordability Committee was established by legislation in 2012 for the purposes of reviewing on a continuing basis the amount and condition of the Commonwealth’s tax-supported debt, as well as the debt of certain State authorities. The Committee is responsible for providing an estimate of the total amount of new Commonwealth debt that can prudently be authorized for the next FY, taking into account certain criteria, to the Governor and Legislature on or before December 15 of each year. The Committee develops illustrative models to evaluate certain assumptions and considerations in accordance with statutory provisions designed to inform its recommendations. The Committee’s estimates are advisory and not binding on the Governor or the Legislature. The Legislature is responsible for authorizing Commonwealth debt. The Governor determines the total amount of capital spending for each FY and the amount of new Commonwealth debt that he considers advisable to finance such spending. The Committee consists of seven voting members, including the Secretary of Administration and Finance (who chairs the Committee), the State Treasurer, the Comptroller, the Secretary of Transportation, one appointee of the Governor and two appointees of the State Treasurer. The Committee also includes non-voting, legislative leaders, including the House and Senate chairs and the ranking minority members of the Committees on Bonding, Capital Expenditures and State Assets, and the Committees on Ways and Means.

On December 14, 2021, the Capital Debt Affordability Committee submitted to the Governor and the Legislature the Committee’s advisory estimate of the total amount of new Commonwealth debt that prudently may be authorized for FY 2023. The Committee determined that $2.78 billion of general obligation debt may prudently be issued by the Commonwealth for FY 2023. This amount represents an increase of 4.7 percent or $125 million, over the Committee’s recommended bond cap for FY 2022.

Cybersecurity

The Commonwealth, like many other large public and private entities, relies on a large and complex information technology (“IT”) environment to conduct its operations. While the Commonwealth has made significant progress in the past few years in standardizing and centralizing policies and procedures, a number of State agencies, departments, and branches continue to maintain their own distinct IT infrastructure.

In August 2017 Governor Baker established the EOTSS. EOTSS maintains much of the Executive Branch’s enterprise infrastructure in the form of two datacenters that host agency and statewide business applications, the Commonwealth-wide area network, and internet service. Since its formation, EOTSS has been working to standardize the Commonwealth’s IT infrastructure by adopting and implementing a standard operating environment and strengthening the Commonwealth’s cybersecurity posture. While several Executive Branch entities still operate distinct data centers and networks, EOTSS is working with these entities to transfer their enterprise infrastructure services to EOTSS. Enterprise Information Security Policies and Standards have been published for all Executive Offices and their agencies and other agencies that rely on EOTSS services, and the Executive Offices that maintain separate environments are obligated to adhere to these security policies and standards. EOTSS also has worked closely with each Executive Office to make critical improvements in the areas of IT policies, procedures, infrastructure and services. EOTSS provides annual cybersecurity awareness training for Commonwealth employees.

EOTSS also provides a set of enterprise-wide cybersecurity services, including operating a Security Incident Response Team (“SIRT”) at the direction of the Commonwealth Chief Information Security Officer, which is aligned within EOTSS’ Security Operations Center (“SOC”). Incident reporting and responses are coordinated through the SOC. The SIRT monitors, alerts, responds to and mitigates security threats to all stakeholders and partners. Additional security services include vulnerability management and mitigation scanning services, threat analysis, threat management and information sharing programs. EOTSS maintains an integrated security technology framework that includes multi-factor authentication for applications and users, enhanced cloud and mail security tools, network monitoring and analytical tools, and a suite of specialized enterprise security technologies and services to protect the Commonwealth’s assets.

To ensure that the Commonwealth’s IT investments are guided by a strategic planning process, EOTSS created an IT Investment Advisory Board, comprising security, IT and business operation executives from across State government to review IT capital proposals and projections. Additionally, the Commonwealth Chief Information Officer (“CCIO”) maintains authority and oversight over all Executive Branch IT planning, procurement, and projects. Agencies are obligated to report on these matters to the CCIO on an annual basis. The FY 2022 capital budget includes $162 million for EOTSS.

In addition to EOTSS, the Office of the Comptroller’s (“CTR”) Statewide Risk Management Team maintains a Cyber Center which works to identify key cybersecurity internal control elements, to create best practices protocols and procedures for all Commonwealth agencies to include in their internal controls, and to promote cybersecurity awareness. CTR’s Risk Management Team works closely with EOTSS to assist agencies with remediation and corrective measures in the event of reported security incidents

As a recipient and provider of personal, private and sensitive information, the Commonwealth is subject to multiple cyber threats, including but not limited to hacking, viruses, malware and other attacks on IT networks and systems. While the Commonwealth continues to enhance its IT infrastructure and security systems to address these issues, no assurances can be given that the Commonwealth’s efforts to mitigate cyber threats will be successful or that such attacks will not materially impact the Commonwealth.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the CTF and other budgeted operating funds. Revenues deposited in such funds are referred to as budgeted operating revenues. In FY 2021, on a statutory basis, approximately 53.0 percent of the Commonwealth’s budgeted operating revenues and other financing sources were derived from State taxes. In addition, the federal government provided approximately 30.6 percent of such revenues, with the remaining 16.5 percent provided from departmental revenues and transfers from non-budgeted funds.

The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting, which differs from a GAAP basis.

State Taxes

The major components of State taxes are the income tax, which accounted for approximately 56.6 percent of total budgeted tax revenues in FY 2021, the sales and use tax, which accounted for approximately 22.7 percent of total budgeted tax revenues in FY 2021, and the corporations and other business and excise taxes (including taxes on insurance companies and financial institutions), which accounted for approximately 12.2 percent of total budgeted tax revenues in FY 2021. Other tax and excise sources accounted for the remaining 8.5 percent of total budgeted tax revenues in FY 2021.

The Governor annually files a “tax expenditure budget” that provides a list, description and revenue estimates of various tax credits, deductions and exemptions that represent departures from the basic provisions of the State tax code.

Major changes to the federal Internal Revenue Code became effective in the 2018 tax year, including extensive changes to federal personal income taxes, corporate income taxes, and estate taxes, and the deductibility of various taxes and interest costs. Because the Commonwealth’s tax system interacts with the federal system, the changes to the federal Internal Revenue Code had a flow-through effect on the Commonwealth’s tax system and revenues. Legislation adjusting the Commonwealth’s income tax laws and corporation tax laws in response to the changes to the federal Internal Revenue Code was enacted on October 23, 2018 and March 29, 2019. Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. Commencing January 1, 2020, the current State personal income tax rate applied to most classes of taxable income is 5.0 percent. The State personal income tax rate on most classes of taxable income was gradually reduced from 5.3 percent effective January 1, 2002 to 5.0 percent effective January 1, 2020 in increments of 0.05 percent as result of statutory “baseline” State tax revenue growth triggers (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes), as required by law. Once reduced to 5.0 percent, current law does not provide for any further decreases or increases without further legislative action.

As of January 6, 2022, current law requires that in the tax year following that in which the personal income tax rate is reduced to 5.0 percent, the State charitable deduction, which was in effect for tax year 2001 but subsequently suspended, will be restored. With the personal income tax rate reduced to 5.0 percent effective on January 1, 2020, the State charitable deduction was to be reinstated effective January 1, 2021. However, the FY 2021 budget included a one-year delay in the reinstatement of this deduction. The FY 2022 budget further delayed the charitable deduction for an additional year. The Department of Revenue estimates that the revenue loss impact due to the reinstatement of the State charitable deduction approximately $64 million for FY 2023 and approximately $300 million annually in FY 2024 and thereafter.

In 2019, an amendment to the Massachusetts constitution was proposed in the Legislature that would increase the personal income tax rate by 4.0 percent on income above $1 million, effective FY 2023, to be adjusted annually to reflect cost of living adjustments. In order for a proposed legislative amendment to the Massachusetts constitution to become effective, it must be approved by a majority of the members of a constitutional convention in each of two successive conventions and then approved by a majority of the voters at the general election. The amendment (H. 86) was approved by a majority of the members during the 2019-2020 constitutional convention and the 2021-2022 constitutional convention and will be included on the November 2022 ballot for voter approval.

Capital Gains Component of the Income Tax. As of January 6, 2022, the tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12 percent. The tax rate on gains from the sale of capital assets owned more than one year is currently 5.00 percent, and is equal to the State personal income tax rate. Current State finance law provides for tax revenues collected from capital gains income during a FY that exceed a specified threshold to be transferred as follows: 90 percent of such amount to the Commonwealth’s Stabilization Fund, 5 percent of such amount to the SRBT Fund and 5 percent of such amount to the Commonwealth’s Pension Liability Fund. The specified threshold is certified annually by the Department of Revenue each December for the ensuing FY as part of the consensus revenue process. However, the requirement to transfer capital gains tax collections may be modified or superseded by individual appropriation acts.

Sales and Use Tax. The sales tax rate imposed on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding use tax rate on the storage, use or other consumption of like tangible properties brought into the Commonwealth is 6.25 percent. Food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes and recreational marijuana) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Certain sales tax receipts are required to be credited to the CC Fund. The CC Fund is not included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through non-budgeted special revenue funds to the MBTA and the MSBA. The amount dedicated to the MSBA is the amount raised by a 1 percent sales tax (not including meals). The amount dedicated to the MBTA is the greater of (i) the amount raised by a 1 percent sales tax (not including meals), plus $160 million and (ii) an annually adjusted floor. The floor grows each year by the allowable base revenue growth (the lesser of sales tax growth or inflation, but not greater than 3 percent and not less than 0 percent) and was certified as $1.1 billion for FY 2022.

The Commonwealth’s receipts from the sales tax on account of motor vehicle sales (net of amounts required to be credited to the CC Fund or dedicated to the MBTA or MSBA are dedicated to the CTF.

Commencing August 2019, legislation approved by the Governor established an annual two-day sales tax holiday in August of each year,

In June 2018, the Supreme Court of the United States issued a ruling in South Dakota v. Wayfair that effectively removes earlier constraints on states seeking to require out-of-state sellers to collect and remit sales tax. However, because the Commonwealth had previously established collect-and-remit agreements covering the majority of sales by out-of-state sellers to Massachusetts residents, and has proactively asserted the obligation to collect sales taxes from out-of-state sellers with economic scale in Massachusetts, the incremental impact of South Dakota v. Wayfair on Commonwealth tax revenues has been limited. The revenue projections for budgeting purposes included both existing and incremental collections on internet sales as a component of overall sales tax revenue.

Provisions included in the FY 2020 budget required online marketplace facilitators to collect and remit Massachusetts sales and use tax on behalf of vendors who sell their goods on the marketplace, provided the marketplace’s sales within the Commonwealth exceed the threshold of $100,000. These provisions also subject remote sellers to the registration, collection and remittance requirements of the sales and use tax if the remote seller’s sales within the Commonwealth exceed the threshold of $100,000.

Since the outbreak of COVID-19, returns and payments for regular sales tax, meals tax, and room occupancy excises for eligible small businesses have been deferred several times. Businesses that collected in the 12-month period ending February 29, 2020, less than $150,000 in regular sales, plus meals taxes or less than $150,000 in room occupancy excises could defer until October 30, 2021, the returns for and payments of such taxes and excises otherwise due from March 20, 2020, through June 1, 2021. For these eligible businesses, no penalties or interest accrued during this extension period.

The FY 2021 budget included provisions requiring certain vendors and operators of lodging accommodations to remit an advance payment of room occupancy excise, sales tax, including sales tax on meals, use tax, and local sales tax on meals. Effective for tax periods ending after April 1, 2021, certain vendors, including marketplace facilitators and marijuana retailers, and operators of lodging accommodations, including intermediaries, must remit on or before the 25th day of the monthly filing period any tax or excise collected on or before the 21st day of such filing period. Payment of the remaining amount for the filing period is due with the applicable return on the 30th day after the end of the filing period. The advance payment requirement does not apply to vendors or operators whose cumulative Massachusetts sales and use tax liability or room occupancy excise liability in the immediately preceding calendar year is equal to or less than $150,000. For these vendors and operators, full payment for the monthly filing period is due with the return on the 30th day after the end of such filing period.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads, and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income assigned to Massachusetts, which is based on net income for federal taxes, is taxed at 8.0 percent. The minimum tax is $456.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. This general rule does not apply to manufacturing companies or to mutual fund service corporations. The net income of such entities is apportioned only by the percentage of their Massachusetts sales.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax. The net income assigned to Massachusetts is taxed at 9.0 percent. In general, financial institutions apportion their income to Massachusetts based on the proportion of receipts, payroll and property within the Commonwealth.

Insurance Taxes. Life insurance companies are subject to a 2 percent tax on gross premiums. Property and casualty insurance companies are subject to a 2.28 percent tax on gross premiums. Domestic property and casualty insurance companies also pay a 1 percent tax on gross investment income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes and other tobacco products, alcoholic beverages, deeds, and hotel/motel room occupancy, as well as taxes on estates, among other tax sources. Commencing July 1, 2018, current law imposes an excise tax, in addition to the regular sales tax, on retail sales of recreational marijuana and marijuana products, providing for the maximum combined State and local tax rate on recreational marijuana of 20 percent.

On December 28, 2018, the Governor approved legislation imposing State and local excise taxes on the short-term rentals of property for more than 14 days in a calendar year. The legislation became effective July 1, 2019 and applies to rental contracts entered into on or after January 1, 2019.

On November 27, 2019, the Governor approved legislation imposing an excise of 75 percent on the wholesale price of all electronic nicotine delivery systems and restricting the sale of all flavored tobacco products and flavored tobaccos product enhancers, including flavored vaping products, to licensed smoking bars for on-site consumption. The legislation also restricts the sale of vaping products with nicotine content greater than 35 grams per milliliter to retail tobacco stores and licensed smoking bars. The restriction on the sale of flavored vaping products became effective immediately. Other provisions of the legislation, including the prohibition on flavored tobacco products and flavored tobacco product enhancers, took effect on June 1, 2020. The Department of Revenue estimates the net revenue loss impact of this legislation was approximately $109.5 million in FY 2021 and will be approximately $105 million in FY 2022.

On September 30, 2021, the Massachusetts legislature passed legislation overriding the Governor’s veto of the pass-through entity (“PTE”) excise, which was originally included in the FY 2022 budget. The PTE excise provides a work-around for the federal limitation on the amount of State and local taxes individuals may deduct on their federal income tax returns. The PTE excise allows PTEs, including S corporations, partnerships, and certain trusts, to pay an optional 5 percent excise on the income that flows through to shareholders, partners, or beneficiaries subject to the personal income tax. The qualified member may claim a nontransferable, refundable credit equal to 90 percent of his or her allocable share of the entity’s excise due. The legislation became effective for taxable years beginning on or after January 1, 2021.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits.

The Governor annually publishes a “tax expenditure budget” that provides a list, description and revenue estimate of various tax credits, deductions and exemptions that represent departures from the basic provisions of the State tax code.

Under legislation approved June 15, 2018, in support of the life sciences industry, up to $30 million per year in tax incentives, up from an annual cap of $25 million, is available to certified life sciences companies over a 10-year period, commencing January 1, 2019 and ending on December 31, 2028, for an aggregate amount of $300 million. As of January 6, 2022, the Department of Revenue estimated that this program resulted in revenue reductions of $12.0 million in FY 2018, $16.1 million in year 2019, $16.5 million in FY 2020, and $18.0 million in FY 2021. The Massachusetts Life Sciences Center board has approved $19.5 million in tax incentives that are expected to be utilized in FY 2022.

Tax Revenue Forecasting

Under State law, on or before October 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the current FY and the following FY.

On or before January 15 of each year (January 31 in the first year of a new Governor), the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following FY. State finance law requires that the consensus tax revenue forecasts be net of the amounts necessary to fully fund the pension system according to the applicable funding schedule, and to fulfill statutory commitments to the MBTA and the MSBA. These amounts are to be transferred without further appropriation from the General Fund.

An additional component of the consensus revenue process is the requirement that the consensus tax revenue forecast joint resolution include a benchmark for the estimated growth rate of Massachusetts PGSP. Health care cost control legislation requires that the Secretary and the House and Senate Committees on Ways and Means include a PGSP growth benchmark for the ensuing calendar year. PGSP is a measure of the “full employment” output of the Commonwealth’s economy. The PGSP growth benchmark is used by the HPC to establish the Commonwealth’s health care cost growth benchmark.

On January 13, 2020, a FY 2021 consensus tax revenue estimate of $31.151 billion was agreed upon by the Secretary and the chairs of the House and Senate Committees on Ways and Means. The FY 2021 consensus tax revenue estimate represented revenue growth of 2.8 percent from the revised FY 2020 estimate of $30.289 billion. On October 14, 2020, the Secretary of Administration and Finance revised the FY 2021 revenue estimate downward to $27.592 billion, or 11.4 percent lower than the original consensus revenue estimate. The revised $27.592 billion figure for FY 2021 includes transfers of $3.115 billion for pension funding, $1.102 billion in dedicated sales tax receipts for the MBTA, $942 million in dedicated sales tax receipts for the MSBA, and $25 million for the Workforce Training Fund. The total amount of off-budget transfers is $5.252 billion. On January 15, 2021, the Secretary of Administration and Finance certified a revised FY 2021 tax revenue estimate of $29.090 billion.

On January 15, 2021, a FY 2022 consensus tax revenue estimate of $30.120 billion was agreed upon by the Secretary and the chairs of the House and Senate Committees on Ways and Means. The FY 2022 consensus tax revenue estimate represented revenue growth of 3.5 percent from the revised FY 2021 estimate of $29.090 billion. The $30.120 billion amount for FY 2022 includes transfers of $3.415 billion for pension funding, $1.174 billion in dedicated sales tax receipts for the MBTA, $1.014 billion in dedicated sales tax receipts for the MSBA, and $25 million for the Workforce Training Fund. The total amount of off-budget transfers is $5.628 billion. The actual FY 2022 budget assumes tax revenues in an amount higher than the FY 2022 consensus tax revenue estimate announced in January 2021.

The Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means also agreed in January 2021 upon a PGSP estimate of 3.6 percent for calendar year 2021, which is identical to the PGSP figure that was adopted for calendar years 2016 through 2020. The PGSP growth benchmark was, as of January 6, 2022, to be used by the HPC to establish the Commonwealth’s health care cost growth benchmark for calendar year 2020.

Fiscal 2021 and Fiscal 2022 Tax Revenues

Fiscal 2021. The FY 2021 tax revenue increase of approximately $4.523 billion from FY 2020 is attributable to an increase of approximately $592.0 million, or 25.2 percent, in income tax estimated payments, an increase of approximately $983.2 million, or 7.2 percent, in withholding collections, an increase of approximately $632.5 million, or 20.7 percent, in income tax payments with returns or bills, a decrease of approximately $49.9 million, or 2.8 percent, in income tax cash refunds, an increase of approximately $1.206 billion, or 40.9 percent, in corporate and business tax collections, an increase of approximately $1.020 billion, or 15.0 percent, in sales and use tax collections, and a net increase of approximately $39.8 million, or 1.6 percent, in all other taxes . Excluding one-time tax related settlements and judgments exceeding $10 million each, which totaled $32.9 million, FY 2021 tax collections were approximately $34.123 billion, $4.514 billion more than the collections in the same period in FY 2020, and $5.033 billion above the year-to-date benchmark associated with the revised FY 2021 tax revenue estimate of $29.090 billion.

Fiscal 2022. The year-to-date FY 2022 tax revenue increase of approximately $3.5 billion through December 31, 2021 from the same period in FY 2021 is, in part, due to an increase of approximately $433 million, or 27.4 percent, in corporate and business tax collections, an increase of approximately $692 million, or 9.9 percent, in withholding collections, an increase of approximately $1.1 million, or 135.3 percent, in income tax estimated payments, an increase of approximately $234 million, or 65.5 percent, in income tax return and bill payments , an increase of approximately $770 million, or 21.4 percent, in sales and use tax collections, and an increase of approximately $363 million, or 30.4 percent, in all other taxes. Excluding one-time tax related settlements and judgments exceeding $10 million each, which totaled $ 13.6 million, FY 2022 year-to-date tax collections through

December 31, 2021 were approximately $17.846 billion, $3 .549 billion more than the collections in the same period in FY 2021, and $2.142 billion above the year-to-date benchmark associated with the FY 2022 tax revenue estimate of $34.401 billion. Approximately $876 million of the total increase in collections (mostly in income estimated payments and income return payments) is due in part to the recently enacted elective PTE excise, which allows members of a PTE to avoid the federal limit on the deduction for State and local taxes by electing to pay tax on the PTE’s income at the entity-level, and then claim a credit equal to 90 percent of the PTE excise paid. Many PTEs paid their 2021 excise taxes in December 2021 in order to claim a deduction on their 2021 federal income tax return. In the coming months, PTE members who also paid estimated taxes themselves on PTE income will receive refunds due to the credits offsetting 90 percent of the PTE excise payments. As a result, most of the increase in collections associated with the PTE excise is temporary.

After adjusting for PTE excise payments, FY 2022 year-to-date collections are $2.674 billion, or 18.7 percent, more than collections in the same period of FY 2021 and $1.549 billion, or 10.0 percent, more than the FY 2022 year-to-date benchmark.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of federal reimbursements to be received is determined by State expenditures for these programs. The Commonwealth receives reimbursement for approximately 50 percent of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. Budgeted fund federal reimbursements were $13.303 billion in FY 2021 and are projected to be $14.722 billion in FY 2022.

Departmental and other non-tax revenues are derived from a large number of sources, including but not limited to fees and assessments for services, licenses, and reimbursements. For FY 2021, budgeted fund departmental and other non-tax revenues were $5.362 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in FY 2021 included $1.219 billion in drug rebates, recoveries and other fees, $827 million in reimbursements from cities, towns and non-State entities for retiree benefits, $623 million for Registry of Motor Vehicles fees, fines and assessments, and $258 million from filing, registration and other fees paid to the Secretary of State’s office. Budgeted fund departmental and other non-tax revenues are projected to be $5.074 billion in FY 2022.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of net operating revenues from the State Lottery and Gaming Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $1. 136 billion, $1.097 billion, $1.206 billion, $1.090 billion, and $1.212 billion in FY 2017 through 2021, respectively.

Tobacco Settlement. In November, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04 percent, which equals more than $8.962 billion through FY 2024, subject to adjustments, reductions and offsets. However, since FY 2006 certain amounts have been withheld from each year’s payments by tobacco manufacturers who claim that because of certain developments they are entitled to reduce such payments under the master settlement agreement. Those withheld amounts ranged from $21 million to $35 million to the Commonwealth in the period from 2006 through 2012, inclusive. A smaller amount has been withheld for 2013 through 2016, inclusive. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, was payable in equal annual installments during the years 2008 through 2017, inclusive. Massachusetts received its final Strategic Contribution Fund payment in April 2017.

From FY 2003 through FY 2012, all payments received by the Commonwealth pursuant to the master settlement agreement were deposited in the General Fund. Since FY 2012, State law has stipulated that a portion of annual tobacco settlement revenues be deposited into the SRBT Fund.

Settlements and Judgments. State finance law provides that any one-time settlement or judgment exceeding $10 million is to be deposited in the Stabilization Fund to the extent that the total of all such one-time settlements and judgments in a FY exceeds the average of such totals for the five preceding FYs. The amount of such one-time settlements and judgments totaled approximately $ 111.6 million in FY 2017, $36.6 million in FY 2018, $48.8 million in FY 2019, $42.0 million in FY 2020, and $43.9 million in FY 2021. The threshold applicable in FY 2022 is $56.6 million (average of FY 2017 through FY 2021).

On November 9, 2022, the Commissioner of Revenue and the Attorney General certified that the Commonwealth had received $13.6 million in one-time settlement and judgment payments exceeding $10 million each during the first five months of FY 2022.

Gaming. On November 22, 2011, the Governor approved legislation that authorized the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. The legislation established an appointed, independent State Gaming Commission to oversee the implementation of the law and the regulation of the resultant gaming facilities. The legislation also provided that licensing fees collected by the Gaming Commission are to be applied to a variety of one-time State and local purposes, and gaming tax revenues received by the Commonwealth are to be applied to various funds as set forth in the legislation. The legislation stipulates that initial licensing fees, which are set by the Gaming Commission, must be at least $85 million per casino (Category 1 license) and $25 million for the slot facility (Category 2 license).

The Gaming Commission has awarded Category 1 gaming licenses in two of the three regions and one Category 2 slots facility license. The facility in Springfield (Region B) opened on August 24, 2018 and the facility in Everett (Region A) opened on June 23, 2019. The Category 2 slot facility opened in Plainville on June 24, 2015.

On April 28, 2016, the Gaming Commission voted to deny an application for a Category 1 license in Region C. On June 6, 2018, the unsuccessful applicant in Region C sent a letter to the Gaming Commission requesting that the Gaming Commission reconsider its unsuccessful application. Upon formal reconsideration in September 2019, the Gaming Commission voted to deny the request for reconsideration. Later in 2019, the Gaming Commission issued an RFI to elicit public input. The Gaming Commission is considering next steps related to Region C.

In March 2016, the Mashpee Wampanoag tribe announced that it would commence construction of a tribal resort casino in the third region (Region C), based upon the assumed power of the U. S. Secretary of the Interior to take land into trust for the tribe. On July 28, 2016, in the case of Littlefield v. U. S. Department of the Interior, the U. S. District Court for the District of Massachusetts held that the Secretary of the Interior lacked the authority to take land into trust for the Mashpee Wampanoag tribe and remanded the matter back to the Secretary of the Interior for further proceedings consistent with the opinion as well as the declaratory judgment entered. The Mashpee Wampanoag filed a motion to intervene, which was granted. In December 2016, the Mashpee Wampanoag filed a notice of appeal to the U. S. Court of Appeals for the First Circuit. On September 7, 2018, the Department of the Interior issued a revised land- in-trust decision concluding that the Mashpee Wampanoag did not meet the statutory requirements to have land taken into trust. The Mashpee Wampanoag filed an appeal of the September 2018 decision in the U.S. District Court for the District of Columbia. On February 27, 2020, the U.S. Court of Appeals for the First Circuit issued a decision affirming the District Court decision that the Secretary lacked the authority to take land into trust for the benefit of the tribe. On March 27, 2020, the Secretary issued a directive to the Director of the Bureau of Indian Affairs to rescind the decision accepting land into trust on behalf of the Tribe, to revoke the reservation proclamation, and to issue a clarification that such actions annul the previous determination that such lands are eligible for gaming under the Indian Gaming Regulatory Act. On June 5, 2020, the U.S. District Court for the District of Columbia issued a decision finding the Secretary of the Interior’s September 2018 decision to be arbitrary, capricious and an abuse of discretion and remanded the matter to the Secretary to determine whether certain standards governing the determination of tribal and land status were properly applied. On the same day, the U.S. District Court for the District of Columbia issued an order prohibiting the Department of the Interior from taking any steps to alter the status quo ante with respect to the land in Mashpee and Taunton that was taken into trust for the benefit of the tribe. In August 2020, the Department of the Interior and intervenor-defendants filed notices of appeal to the U.S. Court of Appeals for the District of Columbia Circuit. On February 19, 2021 the Department of the Interior and intervenor-defendants moved to voluntarily dismiss their appeals, the motions were granted, and the appeals were dismissed. On December 22, 2021, the Department of the Interior issued a new decision finding that: statutory authority for acquiring the land in question exists under Section 5 of the Indian Reorganization Act; the 2015 decision to acquire such land in trust should be affirmed (with modifications); the land is eligible for gaming under the Indian Gaming Regulatory Act; and the Department of the Interior will retain the land in trust as the Tribe’s reservation.

Various municipalities, three registered voters, and Mohegan Sun filed suit contesting certain aspects of the Gaming Commission’s issuance of the Region A Category 1 license. All but one of the claims have been dismissed, either voluntarily or by order of the Massachusetts Superior Court. The Gaming Commission is currently defending the remaining intervenor claim filed by Mohegan Sun. That claim was argued before the SJC in November 2016. On March 10, 2017, the SJC issued a decision affirming that Mohegan Sun had standing to seek review of the license award and remanded the case to the Superior Court for further proceedings. Briefing on Mohegan Sun’s intervenor claim was completed in January 2018 and the case was scheduled for hearing in April 2018. In January 2018, the case was stayed pending the Commission’s decision regarding whether the Region A licensee remained suitable to hold the license. The Commission rendered its decision in April 2020 and thereafter Mohegan Sun amended its complaint to add a challenge to that determination. Argument on Mohegan Sun’s motion for judgment was heard on September 21, 2021. The matter remains ongoing.

On November 14, 2016, the Gaming Commission was sued for tortious interference with respect to the plaintiff’s agreement to sell property to the licensee for the Region A Category 1 facility. The plaintiff requested damages as determined at trial. On May 14, 2018, the Superior Court granted the Gaming Commission’s motion to dismiss two of three claims then remaining. On July 5, 2018, the Gaming Commission filed a third-party complaint against the Region A Category 1 licensee for unjust enrichment and indemnification relating to the remaining claim against the Gaming Commission. On February 12, 2021, the Commission filed a motion for summary judgment. On June 16, 2021, the Court granted the Gaming Commission’s motion for summary judgment and dismissed the case. The Court also dismissed the Gaming Commission’s third-party claims against the Region A Category 1 licensee. The plaintiff has appealed the Court’s decisions.

Limitations on Tax Revenues

Chapter 62F of the General Laws establishes a State tax revenue growth limit for each FY equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such FY. The growth limit is used to calculate “allowable State tax revenue” for each FY. Chapter 62F also requires that allowable State tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given FY over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of State financial assistance to local governmental units, obligations under the State governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

FISCAL 2022

On January 15, 2021, a FY 2022 consensus tax revenue estimate of $30.120 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. This estimate reflected a projection of 3.5 percent tax revenue growth over the revised projected FY 2021 tax revenue amount of $29.090 billion. The consensus revenue estimate for FY 2022 incorporates the reinstitution of the charitable deduction effective January 1, 2022.

After accounting for statutorily required transfers for pensions, and to the MBTA, the MSBA and the Workforce Training Fund, the Secretary and Committee chairs agreed that $24.327 billion would be the maximum amount of tax revenue available for the FY 2022 budget.

On January 27, 2021, the Governor filed his FY 2022 budget recommendation, providing for a total of $45.6 billion in State spending, excluding $456.5 million in projected transfers to the Medical Assistance Trust Fund. The budget as filed represented a decrease of 0.7 percent from projected FY 2021 State spending . The budget as filed included a withdrawal of up to $1.6 billion from the Stabilization Fund, which could be reduced if tax collections or new federal revenue exceed the assumptions included in the budget recommendation. Notably, the budget recommendation did not assume any resources from the ARPA. The Governor’s budget recommendation also proposes a delay of the charitable deduction until the tax year following a FY in which no transfer is made from the Stabilization Fund to the General Fund.

The FY 2022 budget, as approved by the Governor on July 16, 2021, includes approximately $47.6 billion in authorized spending, excluding transfers to the Medical Assistance Trust Fund, a $250 million supplemental transfer to the Pension Liability Fund, a one-time $350 million transfer to a new Student Opportunity Act Investment Fund, and other interfund transfers. The FY 2022 budget reflects approximately 3.6 percent growth in authorized spending over FY 2021. The FY 2022 budget as approved by the Governor incorporates an increased $34.350 billion tax revenue forecast before various tax initiatives, which represents an increase of $4.230 billion over the FY 2022 consensus tax revenue estimate of $30.120 billion announced in January 2021, due to better-than-expected actual tax collections in recent months. The FY 2022 budget as enacted is in structural balance, with no planned Stabilization Fund withdrawal.

The Governor vetoed $7.9 million in gross spending, vetoed an outside section that would have delayed the implementation of the charitable tax deduction, and returned with amendment another tax initiative. These were subsequently overridden or rejected by the Legislature.

On December 13, 2021, the Governor signed legislation appropriating approximately $4 billion to support COVID-19 recovery needs, including $2.55 billion from the Commonwealth’s federal allocation of the American Rescue Plan Act Coronavirus State Fiscal Recovery Fund and $1.45 billion from the State’s FY 2021 budget surplus held in the Transitional Escrow Fund. The legislation includes approximately $1.1 billion in health and human services spending, $624 million in investments to expand homeownership and other housing initiatives, a $500 million deposit to the Unemployment Insurance Trust Fund, a $500 million program for essential workers that performed in-person work during the pandemic, $422 million in water, sewer, and other environmental infrastructure, and $853 million for a range of other smaller initiatives. The funds are available through June 30, 2027.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. The Commonwealth does not engage in inter-fund borrowing but pools its non-segregated (primarily Stabilization Fund) cash. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All RANs, including those issued as commercial paper, must be repaid by the end of the FY.

The State currently has the following liquidity support: a $500 million line of credit and a Note Purchase Agreement which permits the issuance of up to $200 million of either RANs or bond anticipation notes. As of November 30, 2021, there was no balance outstanding under either of these facilities.

For cash flow needs, the State Treasurer has historically issued RANs. As of November 30, 2021, there were no RANs outstanding and the State Treasurer does not anticipate issuing RANs in FY 2022.

Commonwealth cash deposits are held in insured or collateralized bank accounts and with the MMDT, the Commonwealth’s investment pool for governmental entities. MMDT consists of two portfolios, professionally managed by Federated Investors Inc., the Cash Portfolio and the Short-Term Bond Fund. Cash Portfolio investments are carried at amortized cost, which approximates fair value. Short-Term Bond Fund investments are carried at fair value. General operating cash is invested in the Cash Portfolio, and moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the Cash Portfolio and the Short-Term Bond Fund.

The Cash Portfolio invests in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments (eligible under GASB Statement No. 79) of domestic and foreign issuers, United States government securities and repurchase agreements. As of October 31, 2021, the Cash Portfolio holdings were made up of Certificate of Deposit 32.1 percent, Asset Backed Commercial Paper 22.3 percent, Non-Negotiable Time Deposit 14.6 percent, Financial Company Commercial Paper 13.7 percent, U.S. Government Agency Repurchase Agreement 8.4 percent, U.S. Treasury Debt 3.8 percent, Non-Financial Company Commercial Paper 2.9 percent, Tender Option Bond 1.8 percent, Variable Rate Demand Note 0.3 percent, Other Municipal Securities 0.1 percent. As of November 30, 2021, the Cash Portfolio’s monthly weighted average life was 65 days, and the monthly weighted average maturity was 45 days. The three objectives for the Cash Portfolio are safety, liquidity and yield. The Cash Portfolio maintains a stable net asset value of one dollar and is marked to market daily.

The Short-Term Bond Fund invests in a diversified portfolio of investment grade debt securities. As of October 31, 2021, the Short-Term Bond Fund holdings were made up of U.S. Treasury Securities 48.1 percent, Financial Inst.—Banking 5.3 percent,

Auto Receivables 4.6 percent, FNMA MBS 4.3 percent, Utility—Electric 4.0 percent, Consumer Non-Cyclical Pharmaceuticals 2.4 percent, Consumer Cyclical – Automotive 1.8 percent, Financial Inst.- Insurance—Life 1.8 percent, Consumer Non-Cyclical Food/Beverage 1.6 percent, Equipment Lease 1.5 percent, Other 24.6 percent. The Short-Term Bond Fund seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one-half year duration of the benchmark. The benchmark for the Short-Term Bond Fund is the Barclays Capital 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds.

In June, 2021, the Governor announced the five-year capital investment plan for FY 2022 through FY 2026. The plan projects $4.97 billion of spending in FY 2022 on capital projects, including $2.66 billion of administrative bond cap spending, $1.11 billion of spending from other sources including special obligation bonds, anticipated savings or revenues generated by the projects, and other non-Commonwealth sources such as contributions from municipalities, and $1.21 billion of spending supported by federal reimbursements and grants.

LEGAL MATTERS

There are pending in State and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of January 6, 2022, in the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Chanice Lee, also on behalf of similarly situated individuals v. Commissioner of the Department of Early Education and Care, et al., Suffolk Superior Court. On December 9, 2019, the EEC received notice of a putative class action lawsuit challenging the denial to plaintiff of an income-eligible childcare subsidy because plaintiff owed co-payment fees to a previous childcare provider. Plaintiff claims that the fee scale devised by EEC, upon which her co-payments were based, and the disqualification from receipt of the subsidy are unlawful under State and federal law governing childcare subsidies. Plaintiff seeks: (i) certification as a class action; (ii) a declaration that EEC’s fee scale is unlawful, in part because it was not promulgated as a regulation, as required by law; (iii) a declaration that EEC may not deny income-eligible subsidies to families based on outstanding fees; and (iv) an order requiring EEC to promulgate a new fee scale after public notice and comment.

EEC is under a federal mandate from the Child Care Development Block Grant (“CCDBG”) Act of 2014 to ensure that parent fee copayments for childcare services are affordable. EEC was deemed compliant with CCDBG by the federal office of Administration of Children and Families through approval of the EEC’s State Plan in 2018. CCDBG sets a benchmark, but not a requirement, of affordability for parent fees at 7 percent of a parent’s income. EEC’s current parent fee chart establishes parent fees ranging from 0 percent to 16 percent of a parent’s income, with the potential for a higher percentage if multiple children in a household are enrolled.

A State statute, M.G.L. c. 15D, § 2(e), mandates a sliding fee scale and periodic revision of the rate structure in accordance with M.G.L. c. 30A regulation-promulgation procedures. In connection with promulgating revisions to its Financial Assistance regulations, EEC had established a schedule for revising its parent fee chart, which included a requirement that EEC would revise its parent fee chart within six months of promulgation of the revised Financial Assistance regulations. The regulations were promulgated by the Secretary of State on February 22, 2019, setting the six-month deadline at August 22, 2019. EEC did not revise its fee chart in time to meet that self-imposed deadline. A reduction in the percentage of gross income parents are required to pay in fees could shift to EEC a considerable portion of the childcare costs that parents currently are required to pay. In FY 2019, statewide parent fees totaled approximately $71.8 million. If parent co-pays were capped at 7 percent of gross income, the CCDBG benchmark, the net cost to EEC could range from $22 to $32 million annually, depending on policy decisions relating to factors such as sibling discounts.

EEC filed an answer to the complaint on February 3, 2020. Plaintiff’s counsel served a motion for judgment on the pleadings on defendants in early August 2020, and a motion for class certification in November 2020. EEC served oppositions to both motions. On February 4, 2021, Judge Roach of Suffolk Superior Court held a hearing on both motions and took the matter under advisement. The judge requested a proposed order from the plaintiffs, and EEC served its opposition to the Plaintiff’s proposed order on March 17, 2021. On April 9, 2021, the Court allowed plaintiff’s motion for class certification and certified a class of plaintiffs for this action. On September 10, 2021, the Court allowed, in part, and denied, in part, plaintiff’s motion for judgment on the pleadings. The Court determined in its ruling that: (1) the EEC Fee Scale in effect prior to February 2021 for parent fees for the Income Eligible Child Care Program was unlawful; (2) EEC may not deny eligibility for the Income Eligible Child Care Program to any family member of the certified class on the basis of outstanding parent fees accrued between March 2019 and February 2021 pursuant to the Pre-2021 Fee Scale; (3) EEC may not disqualify or otherwise sanction any family member of the certified class previously deemed eligible for the Income Eligible Child Care Program, based solely on accrued and owing parent fees assessed pursuant to the Pre-2021 Fee Scale for the period of March 2019 through February 2021; (4) plaintiff’s request to order the Department to promulgate a new fee scale is moot; and (5) the February 2019 Updated Regulations are lawful, and EEC may exercise its executive discretion going forward to apply the Updated Regulations to the Income Eligible Child Care Program based on the 2021 Fee Scale.

Additionally, EEC has taken significant steps to promulgate a new fee scale. In December 2020, the Legislature granted EEC emergency authorization to immediately implement a new fee scale, provided that it initiated a public hearing process for the fee scale within 30 days of implementation. On February 8, 2021, EEC did establish a new fee scale that results in 98 percent of families paying a fee that is 7 percent or less of their income, a model that was thoroughly discussed with plaintiff’s counsel during monthly meetings over the past year. Hearings on the fee scale have concluded, and the board voted to approve final establishment and implementation of the new fee scale in June 2021.

As a practical matter, EEC has been paying parent fees for all parents receiving income eligible childcare subsidies since March 2020, due to the COVID-19 pandemic, and will continue to do so until at least January 31, 2021. At this time the Commonwealth cannot predict the timing, outcome or, should the plaintiff prevail, the budgetary impact of this litigation.

In the Matter of the Massachusetts Department of Elementary and Secondary Education. United States Department of Education Office of Administrative Law Judges. Under the federal Individuals with Disabilities Education Act (“IDEA”), a state is required to maintain a minimum amount of state financial support for special education and related services. On January 6, 2021, the United States Department of Education Office of Special Education and Rehabilitative Services (“OSERS”) issued a proposed final determination finding that the DESE failed to meet these minimum financial support requirements in FYs 2010 and 2011, and it also denied a waiver request of those requirements submitted by DESE. OSERS reissued the proposed final determination on January 15, 2021, making only technical formatting changes. The proposed final determination seeks a penalty against the Commonwealth by reducing the allocation of IDEA federal special education funds to the Commonwealth in the amount of $114,023,641 ($42,835,083 for FY 2010 and $71,188,558 for FY 2011).

DESE timely appealed the proposed final determination on February 11, 2021. In March 2021, DESE moved to dismiss the proposed determination as time barred under the applicable five-year statute of limitations under the General Education Provisions Act (20 U.S.C. 1234a(k)), as well as the federal statute of limitations applicable to penalty proceedings (28 U.S.C. 2462). On March 16, 2021, DESE and OSERS jointly sought to stay the proceedings pending the outcome of DESE’s motion to dismiss, which stay the administrative law judge granted. On August 2, 2021, the administrative law judge denied the motion to dismiss but continued to stay the case based on an anticipated request for an interlocutory appeal of the decision. DESE timely appealed the denial to U.S. Education Secretary Cardona on August 17, 2021. Secretary Cardona granted the petition and established a briefing schedule. DESE has filed its opening brief and reply brief. OSERS received leave to file a sur-reply brief, which is due January 3, 2022.

At this time, DESE cannot predict the timing or outcome of this process, including whether a reduction in the allocation to the Commonwealth of IDEA special education funding would be in the full amount of the penalty claimed ($114 million), or whether any penalty amount found to be due would be deducted in a single year or over multiple years.

Federal Audits and Regulatory Reviews

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now the CMS asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate federal regulations regarding permissible taxes on health care providers. The Commonwealth believes that the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund, are within the federal law pertaining to health care-related taxes, but nevertheless sought federal waivers for the assessments as instructed by CMS. In 2017, a change in State law was made to the hospital assessment making a federal waiver for the hospital assessment unnecessary. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. The Commonwealth collected an estimated $6.234 billion in acute hospital assessments between 1990 and the end of Health Safety Net FY 2017 and will have collected an estimated $3.695 billion in surcharge payments between 1998 and the end of Health Safety Net FY 2022.

In re: Centers for Medicare and Medicaid Services: Disallowance Number MA/2018/001/MAP (1115(a) Demonstration Claiming Authority for Primary Care Payment Reform Initiative). On November 20, 2018, CMS issued to the Commonwealth a notice of disallowance in the amount of $70.9 million in FFP for expenditures between March 31, 2014 and December 31, 2016 related to MassHealth’s Primary Care Payment Reform Initiative (“PCPRI”). PCPRI was a payment model that bundled services payments to discourage billing based on fee for services, rewarded providers for achieving quality goals by providing certain quality incentive payments, and rewarded providers by sharing savings and losses with them. In its disallowance letter, CMS asserts that EOHHS lacked explicit authority under its 1115 Demonstration Project to make payments that deviated from those that were described (or could be approved) under the Medicaid State Plan because PCPRI was not mentioned by name in the 1115 Demonstration Project, because there was no specific expenditure authority to support these payments, and because CMS never approved the PCPRI addendum to the Primary Care Clinician (“PCC”) Plan contract. EOHHS maintains that it has authority under the 1115 Demonstration Project to make enhanced primary care clinician payments consistent with the PCPRI program and that no additional authority was necessary to make the payments. MassHealth contends that it sent CMS the PCPRI addendum to the PCC Plan contract in March 2014 but that CMS failed to act on it, either by approving or denying the addendum. EOHHS responded to the disallowance letter by requesting reconsideration, which CMS denied on March 15, 2019. EOHHS submitted a Notice of Appeal to the federal Health and Human Services Departmental Appeals Board (“DAB”) on May 13, 2019. Briefing is now complete, and oral argument occurred on October 15, 2020. At oral arguments, the DAB asked whether CMS would consider waiving the two-year-claiming rule if the State were to now submit the fee-for-service claims for primary care services rendered through the PCPR program. On July 30, 2021, CMS filed a Case Statement apprising the DAB that CMS is not willing to consider reviewing disallowed claims because CMS believes it is unable to waive the timely filing requirement unless the State meets an exception to the rule, and CMS does not believe the State meets any such exception. EOHHS responded that, in light of CMS’ decision to issue the disallowance more than two years after the claims accrued, CMS’ unwillingness to consider reviewing the disallowed claims for the services provided under PCPR based on the timely filing requirement is arbitrary, capricious, and an abuse of discretion. A decision from DAB is currently pending. Decisions by the DAB regarding Medicaid disputes between CMS and states regarding FFP are the final decision of Health and Human Services. A final negative decision would be appealable to the federal district court.

In the Matter of the Massachusetts Department of Elementary and Secondary Education. United States Department of Education Office of Administrative Law Judges. Under IDEA, a state is required to maintain a minimum amount of state financial support for special education and related services. On January 6, 2021, OSERS issued a proposed final determination finding that the DESE failed to meet these minimum financial support requirements in FYs 2010 and 2011, and it also denied a waiver request of those requirements submitted by DESE. OSERS reissued the proposed final determination on January 15, 2021, making only technical formatting changes. The proposed final determination seeks a penalty against the Commonwealth by reducing the allocation of IDEA federal special education funds to the Commonwealth in the amount of $114,023,641 ($42,835,083 for FY 2010 and $71,188,558 for FY 2011).

DESE timely appealed the proposed final determination on February 11, 2021. In March 2021, DESE moved to dismiss the proposed determination as time barred under the applicable five-year statute of limitations under the General Education Provisions Act (20 U.S.C. 1234a(k)), as well as the federal statute of limitations applicable to penalty proceedings (28 U.S.C. 2462). On March 16, 2021, DESE and OSERS jointly sought to stay the proceedings pending the outcome of DESE’s motion to dismiss, which stay the administrative law judge granted. On August 2, 2021, the administrative law judge denied the motion to dismiss but continued to stay the case based on an anticipated request for an interlocutory appeal of the decision. DESE intends to seek said interlocutory appeal and will do so before the August 17, 2021 deadline. At this time, the Commonwealth cannot predict the timing or outcome of this proceeding. If OSERS prevails on its claims, the Commonwealth could lose $114,023,641 in federal special education funding.

Taxes

Brownfields Tax Credits Claims. A brownfields tax credit for environmental response actions was established under the provisions of General Laws chapter 62, § 6(j) and chapter 63, § 38Q. Under the statutes, a business corporation, individual taxpayer, or non-profit organization which remediates certain contaminated properties may be eligible for a credit for costs incurred in the remediation of such property. The Department of Revenue carefully examines facts on applications from various taxpayers for brownfields tax credits in amounts that often exceed $1 million. With respect to claims filed with the Department of Revenue but not yet docketed at the Appellate Tax Board, currently the Department estimates a total of $113 million worth of potential revenue loss, with four of the individual credit amount claims exceeding $10 million each.

Film Credits Claims. Under the provisions of General Laws chapter 62, § 6(l), chapter 63, § 38X, and chapter 64H, § 6(ww), personal income tax and corporate excise tax credits and sales tax exemptions are available to qualifying taxpayers in the motion picture industry (commonly referred to as Film Credits). The Department of Revenue carefully examines and sometimes declines preliminary approval of applications from various taxpayers for Film Credits, against taxable income, in amounts that often exceed $1 million. Currently the Department of Revenue estimates a total potential revenue loss of approximately $12 million, with no individual credit amount claims exceeding $10 million.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al., Supreme Judicial Court, Middlesex Superior Court (a/k/a the Tobacco Master Settlement Agreement (“MSA”), Nonparticipating Manufacturer (“NPM”) Adjustment Disputes)

These matters arise under the MSA, entered into in 1998, that settled litigation and claims by Massachusetts and 51 other states or dependencies (collectively, the States) against the major tobacco manufacturers. Under the MSA, yearly payments made by the Original Participating Manufacturers and Subsequent Participating Manufacturers (collectively, the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the NPM Adjustment, which can be triggered if the PMs suffer a specified market share loss as compared to their market share during the base year 1997. Under the MSA, a nationally recognized economic firm selected jointly by the States and the PMs must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for a given year. Even if such a determination is made, the States can still avoid the NPM Adjustment if it is determined that the States “diligently enforced” their individual NPM Escrow Statutes.

The PMs seek to reduce, by the approximate amount set forth in the chart below, the MSA payments they made to the States for sales in the respective years listed below. A determination has been made that the PMs suffered a market share loss in each of these years and that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor contributing to such market share loss. The PMs notified the States of their intent to arbitrate the issue of whether each State diligently enforced its NPM Escrow Statute in each of the NPM Adjustment Years from 2005 through 2008, inclusive, following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. The PMs have not yet notified the States of their intent to arbitrate the issue of whether each State diligently enforced its NPM Escrow Statute in each of the NPM Adjustment Years from 2009 through 2018. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount to be determined, which amounts would be, for the applicable NPM Adjustment Year, between the Minimum Potential Commonwealth Reduction set forth below, plus interest, up to but not exceeding the full amount of the Commonwealth’s MSA payment for sales in the applicable year, depending upon the outcome of similar NPM proceedings against other States.

NPM Adjustment Year	Payment Reduction Sought	Minimum Potential Commonwealth Reduction
2005	$753,000,000	$30,000,000
2006	704,000,000	7,000,000
2007	791,000,000	8,800,000

2008	888,000,000	900,000
2009	859,000,000	1,300,000
2010	873,000,000	500,000
2011	728,000,000	500,000
2012	797,000,000	300,000
2013	823,000,000	300,000(5)
2014	838,000,000	300,000(5)
2015	935,000,000	300,000(5)
2016	893,000,000	300,000(5)
2017	913,000,000(1)	300,000(5)
2018	1,000,000,000(2)	300,000(5)
2019	1,200,000,000(3)	300,000(5)
2020	1,500,000,000(4)	300,000(5)
(1)	Subject to revision until a final calculation in March, 2022.

(2) Subject to revision until a final calculation in March, 2023.

(3) Subject to revision until a final calculation in March, 2024.

(4) Subject to revision until a final calculation in March, 2025.

(5)

Since 2013, the Commonwealth’s minimum potential reduction has been set as a constant $300,000 for reporting purposes as it is now impossible to predict, calculate, or even approximate potential reductions due to a variety of factors, including a number of settlements with varying structures in multiple States. In addition to not knowing how many States in a given NPM year may be found to be “non-diligent,” it is also unclear how an arbitration panel would calculate a non-diligent State’s share of the NPM Adjustment. Therefore, the $300,000 amount is used to represent, at least conceptually, the minimal potential reduction the Commonwealth may incur if it is found to be non-diligent in a given NPM year.

Environment

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Energy and Environmental Affairs, the DEP and the Attorney General’s office, were engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior and the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed as of January 6, 2022. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. In 2013, the State and federal trustees reopened preliminary discussions per a Trustee Council resolution on a potential settlement framework.

Other

Drug Testing Laboratory Disputes. In 2012 and 2013, charges were brought against two chemists, working in two separate Commonwealth drug testing laboratories in Boston and Amherst, alleging malfeasance by such chemists in the handling and testing of laboratory samples and/or the adulteration or theft of seized drugs used as evidence in criminal cases. Both chemists were subsequently convicted. Following judicial review, more than 21,000 criminal cases potentially affected by altered drug evidence from the Boston laboratory were vacated or dismissed, with only a few hundred potentially affected criminal cases remaining open for re-prosecution. Pursuant to a court order, indigent defendants in the cases that remain who wish to pursue vacatur or a new trial will be assigned counsel, at State expense. Additionally, in actions relating to the Amherst laboratory, a court found that, in addition to the chemist’s malfeasance, two former prosecutors “tampered with the fair administration of justice” and perpetrated “a fraud upon the court” by deliberately concealing documents relevant to the chemist’s actions, with implications for thousands of drug tests conducted by the Amherst laboratory. Notwithstanding the court’s finding that, with the exception of the identified chemist’s work, the Amherst laboratory was “free from any deficiency in analytical procedure, was kept in an orderly fashion, and that work flowed through the lab smoothly,” the SJC ordered, in relevant part, that all convictions based on evidence tested at the Amherst laboratory on or after January 1, 2009 and through January 18, 2013, must be vacated and dismissed, regardless of the chemist who signed the drug certificate, as well as all methamphetamine convictions where the drugs were tested at the Amherst laboratory during the convicted chemist’s tenure (2004-2013). See Committee for Public Counsel Services, et al. v. Attorney General of Massachusetts, et al., SJC-12471 (Oct. 11, 2018). In September 2019, a court-appointed Special Master filed a report, stating that more than 24,000 convictions in more than 16,000 cases had been dismissed due to misconduct in the Amherst laboratory. More recently, the Suffolk County District Attorney’s Office has sought to vacate additional convictions tied to the Boston laboratory, announcing that it was seeking to vacate all Suffolk County drug convictions for any individual whose drug certification was done at the Boston laboratory between May 2003 and August 2012. This action potentially impacts many more defendants.

Consequently, there are a number of ongoing civil actions, in both State and federal court, relating to the rights of those criminal defendants potentially affected by the malfeasance of the two chemists and the attorney misconduct described above, and more are expected. See, e.g., Penate v. Kaczmarek et al., C.A. No. 3:17-cv-30119- KAR, United States District Court for the District of Massachusetts, in which the plaintiff alleges civil rights violations under 42 U.S.C. § 1983 and seeks approximately $5.7 million in compensatory and punitive damages, interest, costs, and attorneys’ fees. In Penate, the District Court dismissed claims against three Department of Public Health (DPH) defendants and two attorneys in January 2019 but denied motions to dismiss filed by two former DPH employees and a now-inactive attorney. The now-inactive attorney’s interlocutory appeal in the First Circuit Court of Appeals was rejected on June 26, 2019. One of the DPH employees, the former supervisor of the Amherst laboratory, whose motion to dismiss was denied, also filed an interlocutory appeal in the Court of Appeals. On December 13, 2019, the Court of Appeals reversed the District Court’s order denying the motion to dismiss the 42 U.S.C. § 1983 claim and vacated the District Court’s denial of this DPH employee’s motion to dismiss the intentional infliction of emotional distress state-law claim and remanded the matter for further proceedings consistent with its ruling, and the plaintiff has since dismissed all claims against this DPH employee. The plaintiff and the remaining defendants in the Penate case cross-moved for summary judgment, and the Court heard arguments on these motions on November 23, 2021. The Court took these cross-motions under advisement. The potential claims of other criminal defendants against the Commonwealth and other officials are likely to range from: restitution for the fees and costs imposed on and incurred by the criminal defendants, including for uncompensated labor; erroneous conviction; negligence of the Commonwealth in supervising the laboratories and their employees; and potential civil rights violations under federal law.

In addition, plaintiffs have sought, and may in the future seek, compensatory as well as punitive damages, interest, costs, and attorneys’ fees. In Nelson v. Colorado, 137 S. Ct. 1239 (2017), the United States Supreme Court declared that when a criminal conviction is invalidated by a reviewing court and no retrial will occur, a state is obliged to refund fees, court costs, and any restitution exacted from a defendant upon, and as a consequence of, the conviction. Based on this Supreme Court decision, a class action has been filed on behalf of the criminal defendants whose convictions were vacated as the result of the potentially tainted drug tests in the two laboratories, seeking “refund of all Case-Related Payments, payment for all Uncompensated Labor, and return of all Forfeited Property.” Foster, et al. v. Commonwealth, et al., Docket No. 1:18-cv-10354-IT, (D. Mass. filed Feb. 23, 2018). In Foster, the District Court has granted several motions to stay the proceedings, most recently until December 15, 2021 to permit the parties to pursue settlement negotiations and potential resolution of plaintiffs’ claims in State court. In the latest joint motion to stay the proceeding, the parties asserted that they had recently reached an agreement in principle on the most significant material terms of a potential settlement and are negotiating the remaining components of a comprehensive administrative scheme. The plaintiffs have filed a State court complaint covering the majority of the claims contained in the federal complaint, and their motion for class certification was allowed on May 13, 2020. Foster et al. v. Commonwealth, No. 1984CV03373 (Suffolk Super. Ct. filed Oct. 29, 2019). To date, the parties have agreed upon 10 categories of case-related payments considered refundable to the extent they were made upon, and as a consequence of, now-vacated laboratory-related convictions. They have not agreed, however, that fortified property must be returned pursuant to Nelson v. Colorado.

Additionally, in two State court cases, the SJC, following Nelson, ruled that the criminal defendants have due process rights to refunds of fees, fines, and restitution paid by a defendant as a consequence of a later invalidated conviction when it is determined the case will not or cannot be retried, but ruled that the civil forfeiture judgment was not solely a consequence of the invalidated drug convictions and need not be vacated under Nelson v. Colorado. See Commonwealth v. Martinez, SJC-12479

(Oct. 30, 2018); see also Commonwealth v. Green, SJC-12480 (Oct. 30, 2018). The SJC declined to exercise its superintendence authority to craft a global remedy for the potential refund motions that could be brought under Nelson v. Colorado, deferring to the attempts by the parties in Foster to craft a global remedy and reach a settlement. The SJC did, however, caution that “[n]othing bars this court from exercising [its] superintendence authority before that date [the Foster case global settlement is reached] if deemed necessary to preserve the fair administration of justice.” In Commonwealth v. Jermaine K. Watt, No. SJC-12689 (Aug. 20, 2019), the defendant’s criminal conviction was vacated as a result of the Amherst chemist’s misconduct, and the defendant was seeking the return of monthly inmate account administration and maintenance fees, among other fees. The Superior Court denied the defendant’s motion for fees and he appealed. The SJC overturned the Superior Court’s decision with respect to a drug analysis fee but upheld the decision for all other fees the defendant was seeking as those fees were not being charged as a direct result of his vacated case.

There are tens of thousands of criminal cases potentially affected by misconduct at the two laboratories. In the Foster case, plaintiffs claim a class of approximately 40,000 individuals whose convictions were vacated and cases dismissed with prejudice. Given this there likely will be continuing significant, but as yet undetermined, costs to the Commonwealth in remedying the alleged malfeasance, including: vendor costs for information gathering and administration of exaction refunds; costs to investigate and defend the civil complaints alleging State liability in both State and federal courts as described above; and the costs of settlements and judgments arising from the potential civil actions described above. The District Attorneys for both Middlesex and Suffolk Counties have separately filed motions asking that the SJC consider whether the remedies in response to the overall conduct and operation of the Boston and Amherst drug labs are sufficient, or whether convictions based on the drug analyses performed by all the chemists, in addition to the two identified chemists, should also be set aside. The motion of the Middlesex County District Attorney was denied without prejudice as premature. See Commonwealth v. Ricky Simmons, No. SJC-13114 (July 28, 2021). The motion of the Suffolk County District Attorney asked the Superior Court to report certain questions to the SJC. See Commonwealth v. Justino Escobar, 479 Mass. 1010, 94 N.E.3d 844 (2018). After the Superior Court denied the motion on October 6, 2021, the criminal defendant filed a notice of appeal and a petition for direct appellate review, which are pending. See Commonwealth v. Justino Escobar, No. 2021-P-0920; Commonwealth v. Justino Escobar, DAR-28550. Were the SJC to grant the relief sought in these motions and petitions, the number of affected defendants would be significantly increased. Based on the court decisions to date and depending on the outcomes of the additional cases filed to date and cases that may be filed in the future, the Commonwealth could be required to budget for millions of dollars’ worth of refundable exactions, settlements, and administrative expenses.

Sniadach vs. Walsh, et al., No. 3:20-cv-30115 (D. Mass July 17, 2020). On July 17, 2020, a class action lawsuit was filed in Massachusetts District Court, Springfield, under the Fourteenth Amendment to the United States Constitution and 42 U.S.C. § 1983 (Section 1983). The suit seeks class certification and alleges civil rights violations by five former State employees, named in their individual capacity, related to the COVID-19 outbreak at the Holyoke Soldiers’ Home in March 2020. The plaintiffs seek damages for residents or their estates who contracted COVID-19 at the Soldiers’ Home during a three month period starting in March 2020. On September 20, 2021, the suit was amended to add sixteen named plaintiffs (primarily filing on behalf of estates), as well as adding a sixth defendant, also in such person’s individual capacity. The class has not yet been certified.

The Commonwealth has agreed to indemnify all defendants for defensive legal fees and costs, and has agreed to fully indemnify four of the six defendants for settlements and judgments, pursuant to G.L. c. 258, § 9, which allows for indemnification up to $1 million per claimant. Plaintiffs recently presented a settlement demand of $76 million.

There are significant defenses to this lawsuit, including qualified immunity for certain defendants, and immunity under the federal Public Readiness and Emergency Preparedness Act and similar State immunity under An Act to Provide Liability Protections for Health Care Workers and Facilities During the COVID-19 pandemic. Responsive pleadings were due January 31, 2022; none had been filed as of January 6, 2022.

* * * * *

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts State personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

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Appendix F

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement (“AIS”), dated June 8, 2021, as updated on December 3, 2021. The Funds have not verified the accuracy, completeness or timeliness of the information contained in the AIS. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such AIS and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY

As of June 8, 2021, New York was the fourth most populous state in the nation, after California, Texas and Florida, and had a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a small share of the nation’s farming and mining activity. The State’s location, air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

The National Economy

As of December 3, 2021, the Mid-Year Update of the Division of the Budget’s (“DOB”) U.S. economic forecast incorporated the third estimate of 2021 second quarter GDP, the August 2021 personal income and outlays estimates, the August 2021 Consumer Price Index report and the initial estimate of August 2021 employment.

DOB’s economic forecast incorporated the $1.2 trillion Federal Infrastructure Investment and Jobs Act (“IIJA”). This infrastructure bill provides $550 billion in new budget authority over five years mainly for “physical infrastructure” such as roads and bridges. The impact of this IIJA on the forecast is modest because new funding will spread over five years. The peak impact on annual real GDP growth was estimated to be 0.2 percentage point at most, and the temporary boost of employment was estimated at 750,000 altogether through 2026. This forecast did not include the still-evolving reconciliation bill on “social infrastructure” that expands Medicare, funds for clean energy projects, offers childcare assistance and universal pre-K, and invests in anti-poverty measures.

As of December 3, 2021, real GDP was projected to grow 5.6 percent in 2021, 0.9 percentage point lower than the First Quarterly Update. Such a significant downward revision was mainly a result of a worsened COVID-19 situation, continued supply chain disruptions, and hurricane damages. With the expectation that the recovery of labor markets and supply-chains will be delayed further into 2022, real GDP growth for 2022 was projected to be 4.4 percent, only 0.2 percentage point lower than the First Quarterly Update forecast. However, real GDP growth for 2023 and beyond was revised up slightly, primarily fueled by the assumed infrastructure investment.

The resurgence in COVID-19 cases in the third quarter of 2021 has taken a toll on the speed of the labor market recovery. Nonfarm payroll employment grew by 483,000 in August 2021 and 312,000 in September 2021, following over one million job gains in July. However, the employment growth picked up in October as the Delta variant receded. Nonfarm payroll employment rose by 531,000 in the month, bringing up its level to 4.2 million below its previous peak in February 2020. As of October, 81 percent of the jobs lost in March and April 2020 had been recovered. Going forward, labor supply shortages were expected to gradually subside as pandemic-related unemployment benefits have expired and schools have returned to in-person learning. Total nonfarm employment was projected to grow 2.7 percent in 2021 and 3.4 percent in 2022, both revised down 0.1 percentage point from the First Quarterly Update forecast. Total nonfarm employment was still expected to reach a full recovery by late 2022. Starting in 2023, the infrastructure investment funded by the IIJA was estimated to add to payroll job growth of a couple of tenths of a percentage point each year.

The civilian unemployment rate fell to 4.6 percent in October 2021, its lowest level since March 2020. Overall, the unemployment rate has declined considerably from its peak of 14.8 percent in April 2020. As of December 3, 2021, it was projected to drop further to 4.3 percent by the fourth quarter of 2022 and to 3.9 percent by the fourth quarter of 2023. The index of weekly payrolls of private employment rose rapidly during recent months, whereas average hourly earnings grew particularly fast in lower-pay sectors where worker shortages are more prevalent. Still, the recent deceleration in payroll employment was weighing on wage growth in 2021. On balance, growth in wages and salaries for 2021 was revised down to 8.0 percent, compared to 9.3 percent in the First Quarterly Update forecast. Personal income growth for 2021 was revised down accordingly, from 6.7 percent in the First Quarterly Update forecast to 6.3 percent.

As of December 3, 2021, DOB’s inflation projection was revised up notably compared to the First Quarterly Update. Consumer price inflation in both goods and services had accelerated since February 2021 due to rebounding energy prices, supply chain disruptions, and the reopening of the services sector. In the third quarter of 2021, the headline CPI increased 6.6 percent at an annual rate after surging 8.4 percent in the second quarter. The year-over-year growth of the headline CPI was 6.3 percent in October 2021, a height not reached since December 1990. However, the sharpest price hikes associated with supply shortages, especially in used auto and transportation sectors, seemed to be behind the country. Inflation was expected to soften in the fourth quarter of 2021, and while recent inflationary pressures are considered transitory, they are unlikely to dissipate in the near future. Annual CPI inflation was expected at 4.3 percent in 2021 and 3.1 percent in 2022, up 0.4 and 0.5 percentage points, respectively, from the First Quarterly Update forecast. In light of the elevated near-term inflation, the Federal Reserve is expected to raise its target Federal funds rate at the end of 2022, one quarter ahead of the schedule in the First Quarterly Update forecast.

Consumer spending growth in the third quarter of 2021 slowed down markedly. As the Delta variant surged, consumers’ renewed caution softened spending on services. More notably, the severe chip shortage resulted in a plunge in light vehicle sales. In addition, the fading fiscal stimulus took a toll on consumer spending in general. Given the ongoing supply constraints of chips, as of December 3, 2021, durable goods consumption was not expected to bounce back until 2022. However, the growth of services consumption was expected to gradually pick up after September, as COVID-19 cases started to decline. On balance, real consumption remained roughly unchanged from the First Quarterly Update forecast with an estimated growth rate of 7.8 percent in 2021 after a 3.8 percent drop in 2020, but it was revised down by 0.7 percentage point to 3.5 percent in 2022.

As of December 3, 2021, the residential housing market cooled down significantly in recent months as the pace of both new and existing home sales moderated amid record-low inventories and sky-rocketing home prices. As workers continue to return to the office and since in-person learning in schools had resumed as of December 3, 2021, it had become less urgent for households to acquire more living space. On the other hand, shortages of construction materials and qualified workers have not improved, limiting builders’ ability to meet demand. As a result, growth in real residential investment was projected to be 9.0 percent in 2021, followed by a decline of 2.3 percent in 2022, representing a downward revision of 2.7 and 2.9 percentage points, respectively, from the First Quarterly Update.

Nonresidential construction spending declined in the third quarter of 2021 as well. The rise of the Delta variant pulled down consumer confidence and pushed back the return to the office. Persistent office vacancies and continued weakness in other commercial properties were expected to continue weighing heavily on non-mining structures investment for a while. However, high global oil prices were expected to help mining structures investment recover faster in 2021 despite a short interruption by Hurricane Ida. Equipment investment growth for 2021 was also revised down significantly, mainly dragged by the plunge in vehicle production in response to limited supplies of semiconductors. With constraints in production capacity and hiring expected to ease in 2022, equipment investment and inventory restocking were projected to recover. Moreover, aircraft investment was also expected to rise faster in 2022 as air travel restrictions ease and travel demand rebounds. Overall, real nonresidential fixed investment was forecast to rise 7.5 percent in 2021 and 5.1 percent in 2022, representing a 0.7 and 0.2 percentage point downward revision, respectively, from the First Quarterly Update.

DOB’s forecast assumed that the worst of the COVID-19 pandemic was behind us, and any additional virus outbreaks would be local in nature and not result in widespread lockdowns. However, if a rapid spread of the other COVID-19 variants leads to broader government restrictions or less risk- taking behavioral changes among consumers, then prolonged business and labor market disruptions would delay the national economic recovery. Continued supply chain disruptions could lead to input shortages for production, as well as shortages of consumption goods, resulting in slower growth and higher inflation. Higher than previously expected inflation may lead to earlier monetary tightening by the Federal Reserve, slowing down the economy further. Other downside risks to the forecast include anemic global economic growth, commodity and oil price instability, a stock market correction, and a further elevated Federal budget deficit and mounting debt burden. The passage of a large reconciliation bill represents upside potential to the forecast.

The New York Economy

The State had experienced a relatively slow but steady jobs recovery through August 2021. As of December 3, 2021, the State appeared on track to continue this progress despite the economic headwinds from the COVID-19 Delta variant. These job gains followed the isolated setback from December 2020, where the height of a seasonal surge in COVID-19 cases led to the re-tightening of restrictions on restaurants, bars, and other industries where social distancing presents a challenge. Before that seasonal surge, the State had made significant gains following the unprecedented employment declines from the initial onset of the pandemic.

The most recent Current Employment Statistics (“CES”) data as of December 3, 2021 showed that the State added only 8,000 jobs in September 2021, a significant slowdown from 15,100 and 44,300 jobs added in August 2021 and July 2021, respectively. Despite the substantial reopening of the State’s economy at the end of June 2021, the relatively underwhelming jobs growth led to a downward revision of employment growth for the year. As a result, the State’s overall employment growth for 2021 was expected to be 2.9 percent , 1.5 percentage points lower than anticipated in the First Quarterly Update forecast. The 2022 job growth was projected to be 1.4 percentage points higher than expected in the First Quarterly Update forecast at the rate of 5.3 percent. At this pace, employment was expected to reach its pre-pandemic level by 2024.

As of December 3, 2021, higher than expected Bureau of Economic Analysis (“BEA”) wages in the second quarter and double-digit withholding growth in the third quarter led to upward revisions to total wages for FY 2022. In addition, strong equity market growth, robust IPO growth, and low interest rates led to an upward revision to total bonuses by 5.5 percentage points for FY 2022, in which finance and insurance sector bonuses were projected to be 3.6 percentage points higher than estimated in the First Quarterly Update forecast. Due to the record number of job openings and continuing upward pressure on prices, non-bonus average wages for FY 2022 were revised upward as well. The revision to the non-bonus average wage forecast and the upward revision to employment and bonus growth resulted in an overall upward revision to wage growth for FY 2022. The State’s total wage growth for FY 2022 is projected at 8.8 percent, 3.2 percentage points higher than the First Quarterly Update forecast.

When BEA released the state personal income for the second quarter of 2021, BEA also revised the history. As a result, non-wage personal income for FY 2021 was revised up by 3.2 percentage points to a gain of 20.8 percent, followed by a projected decline of 9.7 percent for FY 2022, which is 3.3 percentage points lower than the First Quarterly Update forecast. This volatility in non-wage personal income stems from the pandemic-related stimulus payments, which boosted transfer and proprietors’ incomes during FY 2021. Following growth of 58.9 percent for FY 2021, State transfer income was estimated to decline 22.3 percent for FY 2022 as the stimulus subsides, which is 2.1 percentage points lower than estimated in the First Quarterly Update forecast. This volatility also makes the State total personal income growth volatile. Following growth of 8.6 percent for FY 2021, State personal income was projected to decline 0.7 percent in FY 2022.

The State faces many of the same forecasting risks as the United States. As the nation’s financial capital, the volume of financial market activity and volatility in equity markets pose a significant degree of exposure to the State economy. As of December 3, 2021, the State successfully vaccinated more than three-quarters of its adult residents, curbed the number of COVID-19 fatalities, and fully reopened its economy. Businesses around the State continue to transition back to their in-person office presence, requiring workers to return on a full-time or hybrid basis. This transition presents a downside risk, as many remote workers have developed a strong preference for the remote work option. Prevalence of remote work could reduce the demand for retail trade and eating and drinking places and commercial real estate in New York City (“NYC”) and other large cities around the State. Despite the overall progress made within the State, the potential resurgence of COVID-19 and the threat from new variants continue to pose a significant downside risk to the economy. In contrast, a faster than anticipated containment of the virus, greater comfort in returning to pre- pandemic norms, or a stronger than expected recovery in the tourism sector could further boost the State’s economic recovery.

FINANCIAL PLAN OVERVIEW

Executive Budget Proposal

As of June 8, 2021, the Governor’s Executive Budget Financial Plan for FY 2022 proposed actions to close a two-year budget gap estimated at $12.7 billion (FY 2021: $3.2 billion; FY 2022: $9.5 billion). The gap-closing plan consisted of savings actions, tax increases, and “unrestricted” Federal aid (i.e., general aid that could be used to replace lost tax revenues or fund existing services).

At the time, the State lacked information on the level and timing of new Federal aid (or whether any new aid at all would be approved). The Executive Budget Financial Plan therefore included a $6 billion “placeholder” for new Federal aid, which was apportioned evenly between FY 2022 and FY 2023. The Governor pledged to modify the proposed spending cuts and tax increases if the State received unrestricted Federal aid above the amount in the proposed Financial Plan.

DOB estimated that the Executive Budget, if adopted without modification, would have provided for balanced General Fund operations in FY 2022, and leave budget gaps of $902 million in FY 2023, $3.6 billion in FY 2024, and $6.2 billion in FY 2025. The total gaps over the Financial Plan (FY 2022 through FY 2025) would have been reduced from $38.7 billion to $10.8 billion, an improvement of $27.9 billion.

Improved Fiscal Outlook

As of June 8, 2021, enactment of the Federal American Rescue Plan (“ARP”) Act, stronger than expected tax collections, and favorable FY 2021 year-end results have improved the State’s fiscal outlook since the Executive Budget proposal was submitted in February 2021.

The ARP is a $1.9 trillion economic stimulus bill intended to contain the COVID-19 pandemic and accelerate the nation’s economic recovery. The ARP provides the State with $12.75 billion in general aid (“recovery aid”), as well as $17.2 billion in categorical aid for schools, universities, childcare, housing, and other purposes. The recovery aid authorized in the ARP, while not as flexible as the unrestricted aid assumed in the Executive Budget Financial Plan, may be used for several broad purposes, including State revenue losses and for provision of aid to households, small businesses, and non-profit organizations, as well as certain industries, such as tourism and hospitality, that were uniquely affected by the pandemic-induced recession. On May 10, 2021 the U.S. Department of Treasury issued interim guidance on, among other things, calculation of revenue losses and illustrative eligible uses of recovery aid. As of June 8, 2021, DOB was reviewing and expected to provide comments on the interim guidance. The categorical aid is for specified purposes flowing through Federal Funds and will have no direct impact on General Fund operations.

The State’s revenue picture also improved in the final quarter of FY 2021, with tax collections exceeding expectations. On March 1, 2021, the Executive and Legislature reached consensus that cumulative tax receipts over FY 2021 and FY 2022 would be at least $2.5 billion higher than estimated in the Executive Budget Financial Plan. Collections through the end of FY 2021 were even more favorable, providing the basis for the substantial upward revisions to tax receipts in the Enacted Budget Financial Plan (“EBFP”).

Lastly, the State finished FY 2021 in a stronger overall position in comparison to the Executive Budget Financial Plan. Results reflected both strong tax receipts, as noted above, and disbursements that fell substantially below budgeted levels. DOB applied excess resources that were available at the close of FY 2021 to reduce costs in each year of the Financial Plan with prepayments and other actions.

Enacted Budget Agreement

The Governor and Legislative leaders reached agreement on the outlines of the FY 2022 Budget in late March 2021. All debt service appropriations were passed on March 31, 2021, prior to the start of FY 2022. Both houses completed final action on the FY 2022 Budget on April 6, 2021. On April 19, 2021, the Governor completed his review of all budget bills, which included the veto of certain line-item appropriations, none of which had a material impact on the State’s financial projections.

The improved fiscal outlook allowed for substantial revisions to the Executive Budget proposal during negotiations on the FY 2022 Enacted Budget. The revisions can be grouped into three categories: “restoration” (i.e., rejection) of savings proposals, time-limited pandemic recovery initiatives, and additions to current programs.

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Restorations/Modifications. The Executive Budget proposed reductions to School Aid, health care, and other services, as well as a one-year pause in the continuing phase-in of middle-class tax reductions initiated in FY 2016. These savings were not needed to provide lanced operations in FY 2022 and therefore were restored as part of the budget agreement.

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Recovery Initiatives. The Enacted Budget agreement also provided for several time-limited recovery initiatives, the most significant of which provides payments to workers who lost employment during the recession but were ineligible to receive traditional unemployment benefits. The recovery initiatives are intended to respond to the immediate and unique economic dislocations caused by the COVID-induced recession and will not be funded on a recurring basis.

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Adds. Lastly, the Enacted Budget included substantial new funding for existing programs, the most significant of which is the phase-in of full funding of the current Foundation Aid formula over three years, substantially increasing State support to school districts. Supplemental funding was also provided for tuition assistance, mental hygiene, public safety, and a range of other purposes.

In recognition that Federal recovery aid will run out over time, the negotiated agreement contained revenue enhancements, including increases in personal income tax (“PIT”) rates for high-income earners through tax year (“TY”) 2027 and corporate franchise tax (“CFT”) rates through TY 2023. The new revenues were expected to help fund increases approved for existing programs, as well as restorations of proposed cuts.

As of June 8, 2021, DOB estimated that the EBFP is balanced in the General Fund on a cash basis of accounting in both the current year (FY 2022) and the first outyear (FY 2023). Outyear budget gaps were estimated at $1.4 billion in FY 2024 and $2.0 billion in FY 2025. The total gap of $3.4 billion over the Financial Plan (FY 2022 through FY 2025) is $7.4 billion lower than the Executive Budget proposal and $35.3 billion lower than the baseline projection.

Receipts

As of December 3, 2021, General Fund receipts, including transfers from other funds, were estimated to total $93.1 billion in FY 2022, an increase of $18.8 billion (25.3 percent) from FY 2021. In FY 2021, the State issued short-term PIT notes to manage the impact of the April 15, 2020 tax filing extension on monthly cash flows. The note proceeds were recorded as a miscellaneous receipt and the notes were repaid in full by the end of FY 2021. For the General Fund, the proceeds increased miscellaneous receipts and the repayment reduced PIT receipts. This transaction had no impact on operations or total receipts but does distort the annual change for both miscellaneous receipts and tax receipts. Both the above table and discussions below adjust for this distortion by subtracting the note proceeds from miscellaneous receipts and adding them to PIT income tax receipts.

As of December 3, 2021, tax receipts, including transfers after payment of debt service, were estimated to total $83.7 billion in FY 2022, an increase of $14.7 billion from FY 2021. The increase reflects an improved revenue outlook and $3.5 billion in new revenue from the high-income PIT surcharge and business tax increase enacted in FY 2022 as of the EBFP. PIT receipts, net of transfers, are estimated to total $57.6 billion in FY 2022, an increase of $9.1 billion from FY 2021. The increase reflects the improved economic forecast and the enacted tax increases, which are partly offset by the actual and planned prepayments, in FY 2021 and FY 2022, of PIT debt service due in FY 2022 through FY 2025. These transactions reduce reported PIT receipts in the fiscal year (“FY”) in which the payments are made and increase PIT receipts in the FYs in which the debt service was originally scheduled to be paid. The impact of the debt prepayments on General Fund PIT receipts is a reduction of $3.1 billion in FY 2021 and $302 million in FY 2022 and increases of $1.1 billion in FY 2023, $1.1 billion in FY 2024, and $1.3 billion in FY 2025. Excluding the impact of debt prepayments, PIT receipts growth in FY 2022 compared to the prior year is 12 percent.

As of December 3, 2021, consumption/use tax receipts, including transfers after payment of debt service on the Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, were estimated to total $15.7 billion in FY 2022, an increase of nearly $4.0 billion (33.8 percent) from FY 2021. As of December 3, 2021, base sales tax growth was estimated at 16 percent in FY 2022 as the economy continues to recover from the COVID-19 economic downturn.

As of December 3, 2021, business tax receipts were estimated at $8.0 billion in FY 2022, an increase of $ 1.6 billion (25.2 percent) from FY 2021. The increase was primarily attributable to an increase in CFT gross receipts due to the recently enacted temporary increase in the business income and capital base rates.

As of December 3, 2021, other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air Bonds, were expected to total $2.3 billion in FY 2022, a decrease of $4 million from FY 2021. This is primarily due to a decline in the estate tax due to a higher-than-typical number of extraordinary payments in FY 2021.

As of December 3, 2021, miscellaneous receipts were estimated to decline by $1.2 billion in FY 2022 from FY 2021. The reduction is due to one-time FY 2021 receipts including Extraordinary Monetary Settlements ($600 million) and the Distressed Provider Assistance Fund, which offsets State payments made to distressed providers ($250 million), as well as lower projected resources available from abandoned property, motor vehicle fees, and certain other fees.

As of December 3, 2021, non-tax transfers were estimated to total $7.6 billion in FY 2022, an increase of $5.4 billion from FY 2021. The increase is mainly attributable to the planned transfer to the General Fund in FY 2022 of $4.5 billion of the $12.75 billion in Federal ARP recovery aid.

Disbursements

As of December 3, 2021, General Fund disbursements, including transfers to other funds, were expected to total nearly $90.5 billion in FY 2022, an increase of $16.4 billion (22.2 percent) from FY 2021. As of December 3, 2021, spending in FY 2022 included $3.3 billion for time-limited recovery initiatives, a substantial School Aid increase ($1.7 billion), and Medicaid growth ($1.9 billion). In addition, several transactions that were executed in FY 2021 lowered reported spending in that year. These included funding $2.7 billion of certain eligible health and public safety payroll costs from the CRF; temporary payment withholds that were authorized for release in FY 2021 but not paid until FY 2022; higher State share Medicaid savings from retroactive Federal Medical Assistance Percentage (“eFMAP”) processing; and the deferral of social security taxes from FY 2021 to FY 2022 and FY 2023, as permitted under the CARES Act. Projected spending also reflects DOB’s cautious estimates of disbursements in each financial category, a practice that provides a cushion for potential receipts shortfalls and unanticipated costs.

As of December 3, 2021, local assistance spending was estimated at $61.4 billion in FY 2022, an increase of $12.4 billion from FY 2021. The increase includes $3.3 billion in recovery initiatives and a decline in the number of months eFMAP will be available, shifting approximately $435 million in Medicaid costs from Federal to State funding sources in FY 2022. General Fund spending for education and health care represented most of the local assistance spending. General Fund support for these programs was affected by the level of financing sources (i.e., Health Care Reform Act (“HCRA”) and lottery/gaming receipts) available in other funds, as well as the impact of eFMAP that temporarily lowers State spending and increases the Federal share of Medicaid costs.

As of December 3, 2021, General Fund agency operation costs, including fringe benefits, were expected to total $21.1 billion in FY 2022, an increase of $3.9 billion from FY 2021. The growth is due to the reclassification of $2.7 billion of personnel expenses for public health and public safety employees to the CRF in FY 2021; deferral of $674 million in Social Security taxes from FY 2021 to FY 2022 and FY 2023; and payment of deferred general salary increases and retroactive PEF salary payments in FY 2022. These increases are offset by the impact of the payment of the State’s pension amortizations in FY 2021. Excluding these anomalies, most executive agencies are expected to hold operations spending at FY 2021 levels, which were reduced by 10 percent from initial FY 2021 Enacted Budget estimates.

As of December 3, 2021, General Fund transfers to Other Funds were projected to total $8 billion in FY 2022, an increase of $65 million from FY 2021. Transfers for capital projects were projected to increase by $76 million, reflecting the timing of projects funded from monetary settlements and bond reimbursements, and an increase in planned Pay-As-You-Go (“PAYGO”) capital spending. Transfers for other purposes were projected to decline by $149 million, mainly due to non-recurring transfers for School Aid in FY 2021 to offset lower lottery receipts. These decreases are partly offset by growth in transfers to support debt service ($66 million) and the State University of New York (“SUNY”) ($72 million).

FY 2022 Closing Balance

As of December 3, 2021, DOB projected the State would end FY 2022 with a General Fund cash balance of $11.8 billion, an increase of $2.6 billion from FY 2021.The increase is mainly due to planned deposits totaling nearly $5 billion to the State’s principal reserves and $275 million to the reserve for labor settlements and agency operations. The latter was expected to be available to fund potential agency costs related to the ongoing general salary increases of 2 percent for both settled and unsettled unions, as well as critical staffing and operational needs. These reserve increases are partly offset by the planned use of the $2.6 billion undesignated fund balance carried over from FY 2021. The undesignated funds include the use of surplus tax revenues from FY 2021 as part of the consensus revenue agreement for FY 2022 ($1 billion) and support the payment of certain local aid payments that had been withheld as a contingency in FY 2021 ($275 million) and the first transfer to the Retiree Health Insurance Trust ($320 million), and other timing related operational needs.

Cash Flow

State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (“STIP”). Loans to the General Fund are limited to four months from the start of the FY and must be repaid in full by fiscal year-end. The resources that can be borrowed by the General Fund is limited to available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State, held in internal service and enterprise funds, as well as certain agency funds. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consisted of bond proceeds and money obligated for debt service payments.

The Enacted Budget authorized short-term financing for liquidity purposes during FY 2022. In doing so, it provides a tool to help the State manage cashflow, if needed, and more effectively deploy resources as the State continues to respond to the pandemic. Specifically, the authorization allows for the issuance of up to $3 billion of PIT revenue anticipation notes that must be issued before the end of December 2021 and mature no later than March 31, 2022. It also allows up to $2 billion in line of credit facilities, which are limited to 1 year in duration and may be drawn through March 31, 2022, subject to available appropriation. Neither authorization allows borrowed amounts to be extended or refinanced beyond their initial maturity. The Updated Financial Plan does not assume short-term financing for liquidity purposes during FY 2022. DOB evaluates cash results regularly and may adjust the use of notes and/or the line of credit based on liquidity needs, market considerations, and other factors.

As of December 3, 2021, the State continued to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax Revenue bonds, continued to be set aside as required by law and bond covenants.

APRIL – SEPTEMBER 2021 OPERATING RESULTS

All Governmental Funds - Results Compared to Prior Year

The September All Funds balance, totaling $43.6 billion, was significantly higher than the prior year and was comprised of a larger opening balance ($4.5 billion) and higher receipts ($17.8 billion), partly offset by higher spending ($4.7 billion).

Higher receipts in the first half of FY 2022 as compared to the same period in FY 2021 included growth in tax receipts ($13.4 billion) and Federal aid ($9.6 billion) inclusive of $7.6 billion in pandemic-related aid ($12.7 billion in ARP recovery aid received in May 2021 compared to $5.1 billion of CRF aid received in April 2020), partly offset by a decline in miscellaneous receipts ($5.1 billion) that reflect $4.5 billion in one-time PIT note sale proceeds executed in FY 2021.

The annual spending increase from FY 2021 to FY 2022 was distorted by the extensive cash management actions taken by DOB in the final month of FY 2020 and the first half of FY 2021 in the early months of the public health emergency. These actions included the withholding of local aid payments, a comprehensive hiring freeze, and severe limitations placed on capital projects activity.

Receipts

As of December 3, 2021, tax collections in FY 2022 had increased in every category compared to FY 2021. PIT collections were $8.9 billion (33.3 percent) higher than last year driven by substantial growth in total estimated payments, withholding, and final returns coupled with a decrease in current year refunds, offset in part by an increase in the state/city offset and prior year refunds. Growth in consumption/use tax collections was $2.1 billion and is primarily due to a recovery in sales tax collections which were depressed in 2020 by taxpayers’ behavioral responses to COVID-19 closures and stay-at-home orders. Higher business taxes collections ($1.9 billion) were driven mainly by strong CFT gross receipts. Other taxes increase ($501 million) was driven by a stronger than expected recovery in the real estate market, particularly in NYC, and an increase in super-large estate tax payments.

The year-to-year decline in miscellaneous receipts ($5.1 billion) is due to a one-time PIT note sale in FY 2021 to address cash-flow needs resulting from the Federal government’s extension of the PIT income tax filing deadline from April to September 2020; the timing of reimbursement for various capital programs, including SUNY ($734 million), Empire State Development (“ESD”) ($334 million) and the Department of Corrections and Community Supervision (“DOCCS”) ($257 million); and a change in the level of extraordinary monetary settlements ($450 million). These declines were partly offset by growth in receipts for the Lottery ($676 million), HCRA ($201 million), Motor Vehicle Fees ($135 million), and Licenses/Fees ($148 million).

Federal grants through September 2021 were $9.6 billion higher than through the same period last year. The increase mainly reflects the net increase in extraordinary Federal aid ($12.75 billion in ARP aid received in May 2021 less $5.1 billion in CRF aid received in April 2020), and growth in ordinary Federal operating aid.

Spending

State Operating Funds spending totaled $ 49 billion in FY 2022, an increase of $4.3 billion (9.6 percent) from FY 2021.The annual year-over-year increase through September 2021 was affected by the strict spending controls that were in force through nearly all of FY 2021.

Local assistance spending through September 2021 was $3.5 billion higher than in the prior year. The largest areas of change included the following:

•	Mental Hygiene ($1.1 billion) spending reflected the change in funding financed by the Mental Hygiene Stabilization Fund and a delay of non-Medicaid payments in FY 2021.
•	Department of Labor ($952 million) spending increased for the new Excluded Workers Program.
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Medicaid ($530 million) spending growth was due to a lower State share of the eFMAP credit ($532 million) in FY 2022, as the prior year credit through September 2021 included amounts retroactive to January 2020, and higher claims spending ($72 million).

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Transportation ($493 million) spending growth was affected by the impact of FY 2021 spending controls, which reduced disbursements through much of last year, as well as higher tax collections supporting additional transit operating aid payments in FY 2022.

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All Other Education ($398 million) spending growth was attributable primarily to the timing of payments for Nonpublic School Aid ($140 million), Summer and Preschool Special Education programs ($69 million), NYC Charter Facilities Aid ($47 million), Aid to Public Libraries ($34 million), the NYC Fiscal Stabilization Grant ($26 million), and Bundy Aid ($17 million).

•	ESD ($229 million) spending increased due to the Small Business Pandemic Relief aid.
•	Unrestricted Aid ($131 million) spending increased due to cash management payment withholds executed in FY 2021.

Executive agency operations spending growth ($343 million) was driven primarily by a reduction in the amount of eligible payroll costs being offset through the CRF and the payment of deferred FY 2021 General Salary Increases for the Civil Service Employees Association (“CSEA”), DC-37, NYSCOPBA, Police Investigators Association, Police Benevolent Association, Unified Court System, and Management Confidential in the first half of FY 2022. This increase was partly offset by one less Administrative payroll through September of FY 2022 than through the same period in the prior year.

The decline in Elected Officials spending was driven mainly by a reduction in courts’ operational costs ($89 million).

Increased fringe benefits spending ($597 million) was due largely to the interest free deferral of Social Security payments in FY 2021, as provided for in the CARES Act. The State plans to repay the deferred payments in two equal installments in December 2021 and December 2022.

Debt service spending was $81 million lower due primarily to prepayments made in FY 2021. Higher Capital Projects spending (State and Federal) mostly occurred in Metropolitan Transportation Agency (“MTA”) ($446 million) and ESD ($236 million) due to atypically low spending in FY 2021 in response to the pandemic.

Federal operating spending ($504 million) declined due to a significant slowdown of DOL’s Lost Wages Assistance program ($3.8 billion); Medicaid ($798 million) largely due to lower COVID-19 eFMAP collections relative to the prior year which through September included additional Federal share support retroactive to January 2020 ($464 million); and lower Public Health expenses ($604 million) in relation to Federal reimbursement activity through September 2020 which resulted in increased Federal spending levels relative to the current year. The reduced spending was partially offset by the continued and increasing spend out of Federal COVID-19-related grants for elementary and secondary education ($836 million); the new spend out of Federal Emergency Rental Assistance in FY 2022 ($668 million); increased enrollments in the Essential Plan (“EP”) during the pandemic ($569 million); a resumption of regular Social Services program payments relative to FY 2021 ($539 million); new ARP pass through payments to local governments through the Aid and Incentives for Municipalities (“AIM”) program ($387 million); DOCCS Public Safety Workforce program ($296 million); higher spending on Elementary and Secondary Education Act Title grants ($189 million) and Individuals with Disabilities Education Act (“IDEA”) grants ($178 million); the Division of Homeland Security and Emergency Services (“DHSES”) disaster relief ($139 million), and additional housing assistance through the Division of Housing and Community Renewal (DHCR) ($111 million).

All Governmental Funds-Results Compared to Estimates

Receipts

All Funds receipts totaled $116.7 billion, exceeding initial estimates by $4.5 billion. Tax collections were $7.2 billion higher than initial projections, consistent with the General Fund operating results described earlier. Miscellaneous receipts were $631 million higher than initially estimated in the areas of HCRA ($221 million), SUNY income ($211 million), abandoned property ($75 million), reimbursements ($73 million), motor vehicle fees ($71 million), and licenses/fees ($66 million). Federal grants typically align with Federal operating aid spending, which was lower than planned through the first two quarters ($3.4 billion).

Spending

State Operating Funds spending was $2.7 billion below initial estimates. Lower local assistance and agency operations spending is consistent with the General Fund operating results. In addition, spending was also below initial estimates for fringe benefits, debt service and capital projects due to routine timing delays of various construction projects.

Federal operating aid spending was $2.2 billion (5.8 percent) lower than initial projections. The largest variance occurred in the following areas:

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Medicaid ($621 million) spending was below initial projections, primarily reflecting lower than anticipated claims processing in fee-for-service and managed care categories ($1.3 billion). This under-spending was partially offset by the release of managed care and managed long-term care encounter payment withholds earlier than initially projected ($663 million).

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Public Health ($432 million) spending was below plan due to a shift of certain DOH agency operations expenses from the Federal CRF ($463 million) to FEMA and lower than projected enrollment in the Child Health Plus (“CHP”) program ($53 million).

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School Aid ($352 million) spending was lower than anticipated for COVID-19-related grants ($704 million), which was partially offset by higher spending for Elementary and Secondary Education Act Title grants ($241 million) and U.S. Department of Agriculture School Lunch Act grants ($110 million).

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Social Services ($113 million) spending was less than projected for new programs and additional Federal funding received through the Home Energy Assistance Program (“HEAP”) ($131 million), Pandemic Emergency Assistance ($91 million), and the Water Assistance Program ($48 million), and was partially offset by higher spending for public assistance benefits ($114 million), Flexible Funds for Family Services ($60 million), and Emergency Rental Assistance ($28 million).

General Funds Results-Compared to Initial Estimates

The General Fund closing balance at the end of September 2021 was $19,954 million, $8,516 million higher than the initial estimate and $1,865 million higher than the revised estimate.

Impact of Federal Tax Law Changes

The Tax Cuts and Jobs Act of 2017 (“TCJA”) made major changes to the Federal Internal Revenue Code, most of which were effective in TY 2018. The TCJA made extensive changes to Federal PITs, corporate income taxes, and estate taxes.

The State’s income tax system interacts with the Federal system. Changes to the Federal tax code have significant flow-through effects on State tax burdens and concomitantly State tax receipts. One key impact of the TCJA on State taxpayers is the $10,000 limit on the deductibility of State and Local Tax (“SALT”) payments, which represents a large increase in the State’s effective tax rate relative to historical experience, and may adversely affect New York’s economic competitiveness.

Moreover, the TCJA contains numerous provisions that the State believed, as of December 3, 2021, may adversely affect residential real estate prices in the State and elsewhere, of which the SALT deduction limit is the most significant. In the opinion of the State, a loss of wealth associated with a decline in home prices could have a significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, would be expected to result in lower sales for the State’s businesses, which, in turn, would cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.

The TCJA changes may intensify migration pressures and the drag on the value of home prices, thereby posing risks to the State’s tax base and current Updated Financial Plan projections.

State Response to Federal Tax Law Changes

Pass-Through Entity Tax. As part of the State’s continuing response to Federal tax law changes and in connection with the Enacted Budget, the State Legislature enacted an optional pass-through entity tax (“PTET”) on the New York sourced income of partnerships and S corporations. Qualifying entities that elect to pay PTET will pay a tax of up to 10.9 percent on their taxable income at the partnership or corporation level and their individual partners, members and shareholders will receive a refundable tax credit equal to the proportionate or pro rata share of taxes paid by the electing entity. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented substantially similar taxes, which included Connecticut and New Jersey as of December 3, 2021.

As of December 3, 2021, DOB expected that the PTET would be revenue neutral for the State, although PIT receipts would decrease to the extent that qualifying entities elected to pay PTET. As of December 3, 2021, the Updated Financial Plan did not include an estimate for PTET receipts or the corresponding decrease in PIT receipts as the provision is effective for TYs beginning on or after January 1, 2021 and the opt-in rates for electing entities will not be known until late 2021. DOB expects to include estimates as opt-in rates and other information becomes known.

The U.S. Treasury Department and the Internal Revenue Service (“IRS”) had determined, as of December 3, 2021, that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET, are allowable as a Federal deduction to taxable income. In November 2020, the IRS released Notice 2020-75, which announced that the Treasury and IRS intend to issue clarifying regulations with respect to such pass-through taxes. As of December 3, 2021, the IRS had not yet issued such proposed regulations.

Employer Compensation Expense Program/Charitable Gifts Trust Fund. Other State tax reforms enacted in TY 2018 to mitigate issues arising from the TCJA, including decoupling many State tax provisions from the Federal changes, creation of an optional payroll tax program (“ECEP”), and establishment of a new State Charitable Gifts Trust Fund.

The ECEP authorizes electing employers to be subject to a 5 percent State tax on all annual payroll expenses in excess of $40,000 per employee, which was phased in over three years beginning on January 1, 2019 as follows: 1.5 percent in TY 2019, 3 percent in TY 2020, and 5 percent in TY 2021. Employers must elect to participate in the ECEP for the upcoming TY by December 1 of the preceding calendar year. For TY 2019, 262 employers elected to participate in the ECEP and remitted $1.5 million. The number of participating employers increased to 299 for TY 2020 and to 328 for TY 2021.

The ECEP was intended to mitigate the tax burden for employees affected by the SALT deduction limit. While the TCJA limits deductibility for individuals, it does not cap deductibility for ordinary and necessary business expenses paid or incurred by employers in carrying on a trade or business. The ECEP was expected to be State revenue-neutral, with any decrease in New York State PIT receipts expected to be offset by a comparable increase in ECEP revenue.

The Charitable Gifts Trust Fund was established in TY 2018 to accept gifts for the purposes of funding health care and education in the State. Taxpayers who itemize deductions were able to claim these charitable contributions as deductions on their Federal and State income tax returns. Any taxpayer who donates may also claim a State tax credit equal to 85 percent of the donation amount for the TY after the donation is made. However, after enactment of this program, the IRS issued regulations that impaired the ability of taxpayers to deduct donations to the Charitable Gifts Trust Fund from Federal taxable income while receiving State tax credits for such donations.

Through FY 2021, the State received $93 million in charitable gifts deposited to the Charitable Gifts Trust Fund for healthcare and education ($58 million and $35 million, respectively). As of December 3, 2021, charitable gifts had been appropriated and used for the authorized purposes.

As part of State tax reforms enacted in 2018, taxpayers may claim reimbursement from the State for interest on underpayments of Federal tax liability for the 2019, 2020 and 2021 TYs, if the underpayments arise from reliance on the 2018 amendments to State Tax Law. To receive reimbursement, taxpayers are required to submit their reimbursement claims to the Department of Taxation and Finance (“DTF”) within 60 days of making an interest payment to the IRS. As of December 3, 2021, the State has not received any claims for reimbursement of interest on underpayments of Federal tax liability.

The Updated Financial Plan did not include any estimate of the magnitude of the possible interest expense to the State. Any such interest expense would depend on several factors including the rate of participation in the ECEP; magnitude of donations to the Charitable Gifts Trust Fund; amount of time between the due date of the Federal return and the date any IRS underpayment determination is issued; Federal interest rate applied; aggregate amount of Federal tax underpayments attributable to reliance on the 2018 amendments to State tax law; and frequency at which taxpayers submit timely reimbursement claims to the State.

Litigation Challenging TCJA Provisions. On July 17, 2018, the State, joined by Connecticut, Maryland, and New Jersey, filed a lawsuit to protect New York taxpayers from the Federal limit on the SALT deduction. On September 30, 2019, the U.S. District Court for the Southern District of New York found that the states failed to allege a valid legal claim that the SALT limit unconstitutionally encroaches on states’ sovereign authority to determine their own taxation and fiscal policies. The State, in conjunction with Connecticut, Maryland, and New Jersey, filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit, and on October 5, 2021, the Second Circuit affirmed the district court’s ruling.

On June 13, 2019, the IRS issued final regulations (Treasury Decision 9864) that provided final rules and additional guidance with respect to the availability of Federal income tax deductions for charitable contributions when a taxpayer receives or expects to receive a State or local tax credit for such charitable contributions. These regulations require a taxpayer to reduce the Federal charitable contribution deduction by the amount of any State tax credit received due to such charitable contribution. This rule does not apply if the value of the State tax credit does not exceed 15 percent of the charitable contribution. Regulations were made retroactive to August 27, 2018 (the date on which the U.S. Treasury Department and IRS first published proposed regulatory changes).

On July 17, 2019, New York State, joined by Connecticut and New Jersey, filed a Federal lawsuit in the United States District Court for the Southern District of New York challenging these charitable contribution regulations. Among other things, the lawsuit seeks to restore the full Federal income tax deduction for charitable contributions, regardless of the amount of any State tax credit provided to taxpayers as a result of contributions made to the Charitable Gifts Trust Fund, in accordance with precedent since 1917. The Federal defendants moved to dismiss the complaint, or alternatively for summary judgment, on December 23, 2019. The states responded and filed their own motion for summary judgment on February 28, 2020. Briefing on the motions was completed in July 2020. The district court denied the states’ request for oral argument on March 16, 2021, but a decision on the outstanding motions to dismiss, and cross-motions for summary judgment, remained pending as of December 3, 2021.

STATE GOVERNMENT EMPLOYMENT

As of March 31, 2021, the State had approximately 175,600 Full-Time Equivalent (“FTE”) annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. The workforce as of March 31, 2021 was substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. As of June 8, 2021, the State workforce was projected to total 177,585 positions at the end of FY 2022. The State workforce subject to direct Executive control was expected to total 112,740 FTE positions at the end of FY 2022.

OTHER MATTERS AFFECTING THE STATE FINANCIAL PLAN

General

The Updated Financial Plan is subject to economic, social, financial, political, public health and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. As of December 3, 2021, DOB asserted that the projections of receipts and disbursements in the Updated Financial Plan were based on reasonable assumptions, but can provide no assurance that results will not differ materially and adversely from these projections.

DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended to improve the State’s cash flow, manage resources within and across State FYs, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenditures. In recent years, the State has prepaid certain payments, subject to available resources, to maintain budget flexibility.

The Updated Financial Plan is based on numerous assumptions including the condition of the State and national economies and the collection of economically sensitive tax receipts in the amounts projected. Uncertainties and risks that may affect economic and receipts forecasts include, but are not limited to, national and international events; inflation; consumer confidence; commodity prices; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments, which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State.

The Updated Financial Plan is subject to various uncertainties and contingencies including, but not limited to, wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund asset assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid projected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and the ability of the State and its public authorities to issue securities successfully in public credit markets. The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may result in substantial changes. No assurance can be given that these estimates and projections, which depend in part upon actions the State expected to be taken but which are not within the State’s control, will be realized.

Potential Long-Term Risks to the Financial Plan from COVID-19 Pandemic

Important State revenue sources, including personal income, consumption, and business tax collections, may be adversely affected by the long-term impact of COVID-19 on a range of activities and behaviors, including commuting patterns, remote working and education, business activity, social gatherings, tourism, public transportation, and aviation. It is not possible to assess or forecast the effects of such changes, if any, at this time.

For example, the COVID-19 pandemic has led to changes in the behavior of resident and nonresident taxpayers. Consistent with the growth in remote work arrangements, many residents and non-residents are no longer commuting into New York and instead are working remotely from home offices. However, under long-standing State policy, a non-resident working from home pays New York income taxes on wages from a New York employer unless that employer has established the non-resident’s home office as a bona fide office of the employer.

The COVID-19 pandemic has also led some New York residents to shelter in locations outside of the State. In addition, some taxpayers who previously resided in New York have permanently relocated outside of the State during the pandemic.

There can be no assurance that COVID-19 variants, such as the currently identified Delta variant, as well as potential future viral mutations, will not slow and impede elements of the State’s recovery. State officials continue to closely monitor global COVID-19 impacts and emerging Federal guidance.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from its projections as of December 3, 2021. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to, reductions in State agency operations, delays or reductions in payments to local governments or other recipients of State aid, delays in or suspension of capital maintenance and construction, extraordinary financing of operating expenses and use of non-recurring resources. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.

The Updated Financial Plan forecast assumed various transactions would occur as planned including, but not limited to, receipt of certain payments from public authorities; receipt of revenue sharing payments under the Tribal-State Compacts; receipt of miscellaneous revenues at the levels set forth in the Updated Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels projected as of December 3, 2021 and Federal approvals necessary to implement the Medicaid savings actions. Such assumptions, if they were not to materialize, could adversely impact the Updated Financial Plan in the current year or future years, or both.

The Updated Financial Plan also included actions that affect spending reported on a State Operating Funds basis, including accounting and reporting changes. If these actions were not implemented or reported as planned, the annual spending change in State Operating Funds would increase above current estimates.

In developing the Updated Financial Plan, DOB attempted to mitigate financial risks from receipts volatility, litigation, and unexpected costs, with an emphasis on the General Fund. It did this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs. Such resources include, but are not limited to, fund balances that are not needed each year, reimbursement for capital advances, acceleration of tax refunds above the level budgeted each year, and prepayment of expenses. There can be no assurance that such financial resources will be enough to address risks that may materialize in a given FY.

In FY 2012, the State enacted legislation intended to limit the year-to-year growth in the State’s two largest local assistance programs, School Aid and Medicaid.

Public Health Insurance Programs/Public Assistance

Historically, the State has experienced growth in Medicaid enrollment and public assistance caseloads during economic downturns due mainly to increases in unemployment. Many people who were laid off or otherwise experienced a decrease in family income in 2020 and 2021 due to the COVID-19 pandemic became qualifying enrollees and began to participate in public health insurance programs such as Medicaid, the EP, and CHP. Participants in these programs remain eligible for coverage for 12 continuous months regardless of changes in employment or income levels that may otherwise make them ineligible. As of December 3, 2021, estimated costs for increased enrollment were budgeted in the Updated Financial Plan through FY 2023 and was expected to return to pre-pandemic levels by FY 2024.

Likewise, the rise in unemployment and decrease in family income during the pandemic have resulted in increased public assistance caseloads, particularly in NYC. In addition to existing family and safety net assistance programs, the Updated Financial Plan includes time- limited emergency rental assistance using Federal resources and a recurring State-funded rent supplement program to assist individuals and families most impacted by the pandemic. The Updated Financial Plan assumes the public assistance caseload will return to pre-pandemic levels after FY 2024.

Federal Impacts to the Financial Plan

Overview

The Federal government influences the economy and budget of the State through grants, direct spending on its own programs, such as Medicare and Social Security, and through Federal tax policy. Federal policymakers may place conditions on grants, mandate certain State actions, preempt State laws, change SALT bases and taxpayer behavior through tax policies, and influence industries through regulatory action. Federal resources support vital services such as health care, education, transportation, as well as severe weather and emergency response and recovery. Any changes to Federal policy or funding levels could have a materially adverse impact on the Updated Financial Plan.

Federal funding is a significant component of New York’s budget. Roughly 40 percent of All Funds spending in FY 2022 was expected to occur in the Federal Funds category as of December 3, 2021. Routine Federal Aid is predominantly targeted at programs that support vulnerable populations and those living at or near the poverty level. Such programs include Medicaid, Temporary Assistance for Needy Families (“TANF”), Elementary and Secondary Education Act Title I grants, and IDEA grants. Other Federal resources are directed at infrastructure and public protection.

In response to the COVID-19 public health emergency, the Federal government has taken legislative, administrative, and Federal Reserve actions intended to stabilize financial markets, extend aid to large and small businesses, health care providers, and individuals, and reimburse governments for the direct costs of pandemic response. The Federal government enacted several bills over a 12-month period to provide funding to assist State and local governments, schools, hospitals, transit systems, businesses, families and individuals in the COVID-19 pandemic response and recovery. The State also received additional Federal aid in the form of enhanced Unemployment Insurance (“UI”) funding, which is reported under Proprietary and Fiduciary Funds and is excluded from All Governmental Funds.

As of December 3, 2021, total Federal Funds spending for all purposes, inclusive of both capital and operating spending, was expected to total $83.7 billion in FY 2022 and included $13.8 billion in spending related to pandemic assistance. Federal Funds spending was estimated to increase $12.1 billion over FY 2021 driven by increasing costs for health care, social welfare, education, and public protection, as well as pandemic assistance spending.

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Medicaid/Health. Funding shared by the Federal government helps support health care costs for more than seven million New Yorkers, including more than two million children. Medicaid is the single largest category of Federal funding. The Federal government also provides support for several health programs administered by DOH, including the EP, which provides health care coverage for low-income individuals who do not qualify for Medicaid or CHP.

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Social Welfare. Funding provides assistance for several programs managed by the Office of Temporary and Disability Assistance (“OTDA”), including TANF-funded public assistance benefits and the Flexible Fund for Family Services, HEAP, Supplemental Nutrition Assistance Program (“SNAP”), and Child Support. Support from the Federal government also supports programs managed by the Office of Children and Family Services (“OCFS”), including the Foster Care program.

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Education. Funding supports K-12 education and special education. Like Medicaid and the social welfare programs, much of Federal education funding received is directed toward vulnerable New Yorkers, such as students in schools with high poverty levels or students with disabilities.

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Public Protection. Federal funding supports various programs and operations of the State Police, DOCCS, the Office of Victim Services, DHSES, and the Division of Military and Naval Affairs (“DMNA”). Federal funds are also passed on to municipalities to support a variety of public safety programs.

•	Transportation. Federal resources support infrastructure investments in highway and transit systems throughout the State, including funding participation in ongoing transportation capital plans.
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All Other Funding. Other programs supported by Federal resources include housing, economic development, mental hygiene, parks and environmental conservation, higher education and general government areas.

Federal Funds Spending – Pandemic Assistance

A large portion of the Federal pandemic assistance flows directly to various recipients (e.g., tax rebates to individuals, and loans or grants to large and small businesses) and is thus excluded from the State’s Updated Financial Plan. In addition, on May 18, 2021 the State received $12.75 billion in Federal aid authorized in the ARP to offset revenue loss, ensure the continuation of essential services and assistance provided by government, and assist in the public health emergency response and recovery efforts. As of December 3, 2021, these funds were expected to be transferred to State Funds over multiple years to support eligible uses and spending. Thus, the spending of the ARP aid to the State does not appear in Federal Funds. As of December 3, 2021, DOB is in the process of reviewing Treasury guidance on the permissible use of these funds.

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Education ARP Funds. The ARP granted additional education funding for the Elementary and Secondary School Emergency Relief (“ESSER”) and Emergency Assistance for Nonpublic Schools (“EANS”) programs, as well as funding for homeless education, IDEA, library services and the arts.

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eFMAP. In response to the COVID-19 pandemic, the Federal government increased its share of Medicaid funding by 6.2 percent for each calendar quarter occurring during the public health emergency. The enhanced funding began January 1, 2020 and was expected as of December 3, 2021 to continue through March 2022, providing over $3.9 billion in additional Federal resources in FY 2022 that are anticipated to reduce State and local government costs by approximately $3.2 billion and $700 million, respectively. Due to the timing of reconciliations, March FY 2022 eFMAP State and Local share offsets will be realized in FY 2023.

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HCBS eFMAP. The ARP provided a temporary 10 percentage point increase to the FMAP for certain Medicaid HCBS through March 31, 2022. CMS guidelines require the use of additional funding to supplement existing State funding, not supplant existing resources. Accordingly, the FY 2022 Enacted Budget appropriated $1.6 billion over two years for such purposes.

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CRF. Established in the CARES Act, the CRF provides funding for states and local governments to respond to the COVID-19 pandemic. The State received $5.1 billion in FY 2021 to fund eligible costs incurred through December 31, 2021. Pursuant to guidelines established by the U.S. Treasury, the State charged $2.8 billion in eligible costs to the Federal CRF as of March 31, 2021. This includes approximately $2.7 billion in payroll costs, including fringe benefits, primarily for public health and safety employees through December 31, 2020 and certain other pandemic response costs incurred by the State. As of December 3, 2021, DOB expected to charge additional eligible costs incurred by the State in FY 2021, as well as eligible current-year expenses for pandemic response efforts and will fully expend the CRF balance in FY 2022.

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Education Supplemental Appropriations Act. As part of the CRRSA Act, additional funding for education was provided through the ESSER Fund and the GEER Fund, including dedicated GEER funds to support pandemic-related services and assistance to nonpublic schools through the EANS program.

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Lost Wages Assistance (LWA) Program. This program provided grants to eligible claimants that were unemployed or partially unemployed due to the pandemic. This consisted of a supplemental payment of $300 per week through December 27, 2020 or when funding limits were reached, which occurred on September 6, 2020, in addition to their unemployment benefits.

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Emergency Rental Assistance Program. The CRRSA Act established the Emergency Rental Assistance program to assist households that are unable to pay rent and utilities due to the COVID-19 pandemic. The ARP provided additional funding for the program.

•	Education CARES Act Funds. Additional education support provided through the CARES Act included funding to school districts and charter schools.
•	SUNY State-Operated Campuses Federal Stimulus Spending. Funding provided through various Federal stimulus bills resulted in greater Federal spending projections for SUNY State-Operated campuses.
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FEMA Reimbursement of Eligible Pandemic Expenses. The State has applied for FEMA reimbursement for expenses incurred to date related to emergency protective measures due to the COVID-19 pandemic. The Updated Financial Plan assumes reimbursement of $600 million in FY 2022, and $200 million in each of FY 2023 and FY 2024. However, there is no assurance that FEMA will approve claims for the State to receive reimbursement in the amounts or State FYs as projected in the Updated Financial Plan.

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Coronavirus Local Fiscal Recovery Fund Non-Entitlement Pass-Through. The ARP requires states to pass-through the allocations to non-entitlement cities, towns, and villages. As of December 3, 2021, the State was estimated to receive up to $774 million for this purpose, which was expected to be distributed evenly in FY 2022 and FY 2023.

•	Homeowner Relief and Protection Program. This program provides services to ensure that homeowners experiencing economic hardships associated with the pandemic can stay in their homes.
•	Home Energy Assistance Program. The ARP provided supplemental funding to the existing HEAP that helps low-income households pay the cost of heating, cooling, and weatherizing their homes.
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Federal Highway Administration (FHWA) Surface Transportation Block Grant. This emergency funding was provided under the CRRSA Act to address COVID-19 impacts related to Highway Infrastructure Programs.

Federal Coronavirus Response Legislation and Action

As of December 3, 2021, the Federal government enacted the following legislation in response to the ongoing COVID-19 pandemic:

●	The CARES Act provided aid for Federal agencies, individuals, businesses, states and localities , as well as $100 billion for hospitals and health care providers, to respond to the COVID-19 pandemic.
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Assistance to states through the CARES Act is generally restricted to specific purposes and includes the CRF ($5.1 billion State allocation) and the Education Stabilization Fund ($1.2 billion State allocation). Pursuant to U.S. Treasury eligibility guidelines, CRF funds may be used for eligible expenses incurred, including payroll expenses for public health and safety employees, through December 31, 2021.

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The ARP Act of 2021 provides aid for Federal agencies, individuals, businesses, states and localities, and others, to respond to the COVID-19 pandemic. As of December 3, 2021, the ARP had provided the State with $12.75 billion in recovery aid and $17.2 billion in categorical aid for schools, universities, childcare, housing, and other purposes. The ARP also provided $10 billion in recovery aid to localities in New York State and an estimated $6.5 billion directly to the MTA. The State aid provided through the ARP is included in the Updated Financial Plan as a transfer of Federal aid to the General Fund. Finally, the ARP established a Capital Projects Fund to provide funding to states, territories, and Tribal governments to carry out critical capital projects directly enabling work, education, and health monitoring, including remote options, in response to the public health emergency. As of December 3, 2021, the State was expected to receive $345 million from the Capital Projects Fund. However, additional guidance on application and receipt of such funds has yet to be provided to eligible recipients.

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FFCRA provides aid through paid sick leave, free testing, expanded food assistance and unemployment benefits, protections for health care workers, and increased Medicaid funding through the emergency 6.2 percent increase to the Medicaid eFMAP during the public health emergency in response to the COVID-19 pandemic.

●	The CRRSA Act of 2021 provides funding for education, testing, tracing, vaccine distribution, unemployment assistance, small business programs, and housing.
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The Paycheck Protection Program and Health Care Enhancement Act provided funding for small business programs, and healthcare programs, including $75 billion for hospitals, health care providers, and testing and tracing activities.

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The Coronavirus Preparedness and Response Supplemental Appropriations Act of 2020 provides emergency funding to respond to the COVID-19 pandemic, including support for vaccine development, the Public Health Emergency Preparedness program, and small businesses.

In addition, the pandemic resulted in a significant increase in individuals filing for unemployment benefits. Such benefits are paid from the UI Trust Fund, which is supported by employer contributions. In the event that there are insufficient resources in the UI Trust Fund to pay benefits, as became the case starting in May 2020, the UI Trust Fund may borrow from the Federal government for this purpose. As of September 30, 2021, the UI Trust Fund’s Federal loan balance for the State was approximately $9 billion. The balance in the UI Trust Fund was expected to be repaid by employers through UI contribution rates.

Federal Infrastructure Investment and Jobs Act

In November 2021, Congress passed, and the President has signed, the $1.2 trillion IIJA, including approximately $550 billion in new spending on transportation, water and energy, broadband and natural resources.

Federal Risks

The amount and composition of Federal funds received by the State have changed over time because of legislative and regulatory actions at the Federal level and will likely continue to change over the Financial Plan period. The Updated Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Any reductions in Federal aid could have a materially adverse impact on the Updated Financial Plan. Notable areas with potential for change include health care and human services.

As of December 3, 2021, the State had submitted subsequent waiver extension requests to continue its Medicaid Redesign and healthcare delivery system transformation efforts. The CMS has approved, through at least March 31, 2022, a 1115 Medicaid waiver extension that preserves the State’s Medicaid Managed Care Programs, Children’s HCBS, and self-direction of personal care services. Subsequently, on August 24, 2021, DOH submitted a 1115 waiver amendment concept paper to CMS. This concept paper proposes a framework for $17 billion in Federal funding over five years to invest in an array of multi-faceted and related initiatives that would change the way the Medicaid program integrates and pays for social care and health care in the State. This comprehensive initiative, if accepted by CMS as proposed, would also lay the groundwork for reducing long standing racial, disability- related, and socioeconomic health care disparities, increasing health equity through measurable improvement of clinical outcomes and keeping overall Medicaid program expenditures budget neutral to the Federal government.

The concept paper is non-binding and does not represent an official waiver submission but is a required step of the waiver approval process. CMS will review the concept paper and provide DOH with guidance or recommendations for modifications prior to the formal waiver amendment submission. This step is necessary to ensure the State’s waiver request will align with Federal objectives and requirements. New feedback or guidance from CMS will be reflected in future Financial Plan updates.

Federal Debt Limit

The Bipartisan Budget Act of 2019 suspended the Federal debt limit through July 31, 2021. The U.S. Treasury Department then operated under the use of extraordinary measures through October 14, 2021, when legislation increasing the debt limit by $480 billion was signed into law. Under this latest increase in the debt limit, the Federal government was expected to be able to operate until early December 2021. Congress would need to act to increase or suspend the debt limit before then to avoid delaying payments and/or defaulting on debt obligations.

A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and State economies, financial markets, and intergovernmental aid payments. Specific effects on the Updated Financial Plan resulting from a future Federal government default were unknown and impossible to predict as of December 3, 2021. However, data from past economic downturns suggests that the State’s revenue loss could be substantial if there was an economic downturn due to a Federal default.

A payment default by the Federal government may also adversely affect the municipal bond market. Municipal issuers, including the State, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State and its public authorities, could be adversely affected.

Climate Change Adaptation

Overview. Climate change poses significant long-term threats to physical, biological and economic systems in New York and around the world. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms, and more extreme heat. In the State’s opinion, the potential effects of climate change could adversely impact the Updated Financial Plan in current or future years. To mitigate and manage these impacts, significant long-term planning and investments by the Federal government, State, municipalities, and public utilities were expected to be needed to adapt existing infrastructure to climate change risks.

In August 2021, the Intergovernmental Panel on Climate Change of the United Nations reported that 1.5° C of warming is likely to occur by 2040 under all emissions scenarios considered and that the 1.5°C benchmark will be exceeded by 2100 unless deep reductions in greenhouse gas emissions occur in the coming decades. As of December 3, 2021, human-induced climate change was already affecting many weather extremes in every region across the globe. Further warming to 1.5°C was expected to increase the risk of adverse outcomes, including extreme weather events and coastal flooding. The risk of severe impacts increases further at higher temperatures.

Consequences of Climate Change. Storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather driven events, including coastal flooding caused by storm surges and flashfloods from rainfall.

As of December 3, 2021, the State continued to recover from damage sustained during these powerful storms. Hurricane Irene disrupted power and caused extensive flooding in various counties. Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated damage caused by Hurricane Irene two weeks earlier. Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. Hurricane Ida caused severe flooding in the New York metropolitan area. The frequency and intensity of these storms present economic and financial risks to the State. As of December 3, 2021, reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continued, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in nationwide Federal disaster aid in response to Superstorm Sandy for general recovery, rebuilding, and mitigation activity in New York and other states. As of December 3, 2021, the State and its localities have committed $28.9 billion to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks.

As of December 3, 2021, key financial market participants were acknowledging climate change risks. In February 2021, the Federal Reserve Board created a new Supervision Climate Committee within its Supervision and Regulation Division to better understand the potential implications of climate change for financial institutions, infrastructure, and markets. As of December 3, 2021, rating agencies were incorporating Environmental, Social, and Governance factors into credit ratings for the State and other issuers. In November 2017, Moody’s Investors Service issued guidance to state and local governments that climate change is forecast to heighten exposure to economic losses, placing potential pressure on credit ratings. The Moody’s report identified rising sea levels and their effect on coastal infrastructure as the primary climate risks for the northeastern United States, including the State. These risks are heightened by population and critical infrastructure concentration in coastal counties. In June 2021, Moody’s assigned the State an environmental issuer profile score of E-3 (moderately negative), below the nationwide median score of E-2 (neutral to low). The E-3 score reflected Moody’s assessment that the State faces moderately negative exposure to physical climate risks, especially hurricanes and sea level rise, which could cause significant economic disruption and pose risks to the State’s economy and tax base. Climate change risks increasingly fall within the maximum maturity term of current outstanding bonds of the State, its public authorities, and municipalities. State bonds may generally be issued with a term of up to ears under State statute.

State Response to Climate Change. As of December 3, 2021, the State was participating in efforts to reduce greenhouse gas emissions in order to mitigate the risk of severe impacts from climate change. The State’s Climate Leadership and Community Protection Act of 2019 (the “CLCPA”) set the State on a path toward developing regulations to reduce statewide greenhouse gas emissions to 40 percent below the 1990 level by 2030 and 85 percent below the 1990 level by 2050. In support of this commitment, a new law was passed in 2021 requiring new off-road vehicles and equipment sold in New York to be zero-emissions by 2035, and new medium- duty and heavy-duty vehicles by 2045. The law also requires the development of a zero-emissions vehicle development strategy by 2023, which will be led by the New York State Energy Research and Development Authority to expedite the implementation of the State policies and programs necessary to achieve the law’s new goals. The CLCPA also requires the Department of Environmental Conservation to issue a sector-specific report on emissions by the end of 2021 and develop rules and regulations for greenhouse gas limits by the end of 2023, including legally enforceable emissions limits and performance standards. As part of this target, the State plans to generate a minimum of 70 percent of electricity from renewable sources by 2030 and to fully transition its electricity sector away from carbon emissions by 2040. The CLCPA requires the New York Public Service Commission (“PSC”), which regulates public utilities, to establish a program to transition the energy sector on this timeline. Accordingly, the PSC adopted an order in October 2020 amending the Clean Energy Standard to reflect CLCPA targets. The State is a member of the Regional Greenhouse Gas Initiative and has used a cap and trade mechanism to regulate carbon dioxide emissions from electric power plants operating within the State since 2008.

Current Labor Negotiations and Agreements (Current Contract Period)

The State reached an agreement with PEF in May of 2021, which was ratified by the membership on July 27, 2021. The agreement provides for retroactive 2 percent base salary increases for FYs 2020, 2021 and 2022, and a 2 percent base salary increase for FY 2023.

As of December 3, 2021, the State continued to negotiate with the unions whose contracts had expired, including CSEA, DC-37 (Local 1359 Rent Regulation Service Employees), the Council-82 Security Supervisors Unit and the Police Benevolent Association of New York State . Once agreements are finalized, any additional spending will be reflected in future Financial Plan updates. In the past, agencies have been required to fund general salary increases within existing budgets through efficiencies and other savings initiatives.

As of December 3, 2021, the Judiciary’s contracts with all 12 unions represented within its workforce had expired. This included contracts with the CSEA, the New York State Supreme Court Officers Association, the New York State Court Officers Association, and the Court Clerks Association, and eight other unions.

Pension Contributions

The State makes annual contributions to the New York State and Local Retirement System (“NYSLRS”) for employees in the New York State and Local Employees’ Retirement System (“ERS”) and the New York State and Local Police and Fire Retirement System (“PFRS”). This section discusses contributions from the State, including the Judiciary, to the NYSLRS, which account for the majority of the State’s pension costs. All projections are based on estimated market returns and numerous actuarial assumptions, which, if unrealized, could adversely and materially affect these projections.

Section 11 of New York State Retirement and Social Security Law (“RSSL”) directs the actuary for NYSLRS to provide a report on the Systems’ experience and to propose assumptions and methods for the actuarial valuations every five years. Pension estimates are based on the report issued in August 2020. The report did not recommend significant changes due to the economic uncertainty surrounding the COVID-19 pandemic.

For FY 2022, the economic assumptions for NYSLRS remained unchanged, including inflation (2.5 percent), cost-of-living adjustment (1.5 percent), investment return (6.8 percent), salary scale (4.5 percent for ERS and 5.7 percent for PFRS), and asset valuation method (five year level smoothing of gains or losses above or below the assumed return applied to all assets and cash flows). However, demographic assumptions were updated to include pension mortality (Gender/Collar specific tables based upon FY 2016-2020 experience with Society of Actuaries Scale MP-2019 loading for mortality improvement) and active member decrements (based upon FY 2016-2020 experience). The impact of the updated demographic assumptions and a valuation date during a bear market is an increase in the average employer contribution rates for ERS (2020—16.2 percent) and PFRS (2020—28.3 percent). The percentage increases are 11 percent higher in ERS and 16 percent higher in PFRS than the previous FY’s rates.

The Updated Financial Plan reflects a FY 2022 ERS/PFRS pension expense of $2.2 billion based on the February 2021 estimate provided by the State Comptroller. The estimate reflects a negative 2.68 percent return in the Common Retirement Fund in FY 2020 that was partially offset by the lower cost of Tier 6 entrants and the use of a new mortality improvement scale. The estimate also reflects the payoff of all prior year amortization balances for ERS (Non-Judiciary) and PFRS in March 2021, which reduces the FY 2022 costs by $335 million from prior estimates. The total payoff of outstanding prior-year amortization balances was $918 million, resulting in interest savings of roughly $65 million over the Financial Plan period.

OSC does not forecast pension liability estimates for the later years of the Financial Plan. Thus, estimates for FY 2023 and beyond are developed by DOB. DOB’s forecast assumes growth in the salary base consistent with collective bargaining agreements and a lower rate of return compared to the current assumed rate of return by NYSLRS.

The pension liability also reflected changes to military service credit provisions found in Section 1000 of the RSSL enacted during the 2016 legislative session (Chapter 41 of the Laws of 2016). All veterans who are members of NYSLRS may, upon application, receive extra service credit for up to three years of military duty if such veterans (a) were honorably discharged, (b) have achieved five years of credited service in a public retirement system, and (c) have agreed to pay the employee share of such additional pension credit. Costs to the State for employees in the ERS are incurred at the time each member purchases credit, as documented by OSC at the end of each calendar year. Additionally, Section 25 of the RSSL requires the State to pay the ERS employer contributions associated with this credit on behalf of local governments, with the option to amortize these costs. As of December 3, 2021, ERS costs were estimated to be $25 million in FY 2022 and $15 million annually in the outyears. Costs for employees in PFRS are distributed across PFRS employers and billed on a two-year lag (e.g., FY 2017 costs were first billed in FY 2019).

Pension Amortization

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given FY but results in higher costs overall when repaid with interest.

The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by OSC. The State and local governments are required to begin repayment on amortizations in the FY immediately following the year in which the amortization was initiated.

The portion of an employer’s annual pension costs that may be amortized is determined by comparing the employer’s amortization-eligible contributions as a percentage of employee salaries (i.e., the normal rate) to a system-wide amortization threshold (i.e., the graded rate). Graded rates are determined for ERS and PFRS according to a statutory formula and generally move toward their system’s average normal rate by up to one percentage point per year. When an employer’s normal rate is greater than the system-wide graded rate, the employer can elect to amortize the difference. However, when the normal rate of an employer that previously amortized is less than the system-wide graded rate, the employer is required to pay the graded rate. Additional contributions are first used to pay off existing amortizations and are then deposited into a reserve account to offset future increases in contribution rates. Chapter 48 of the Laws of 2017 changed the graded rate computation to provide an employer-specific graded rate based on the employer’s own tier and plan demographics.

As of December 3, 2021, neither the State nor the Judiciary had amortized pension costs since FY 2016. As of year-end FY 2021, the State paid the pension amortization liability in full. The Judiciary paid its pension amortization liability in full in October 2021.

Social Security

The CARES Act allowed employers, including the State, to defer the deposit and payment of the employer’s share of Social Security taxes through December 2020, and for the deferral to be repaid, interest free, in two equal installments in December 2021 and December 2022. The Executive and the Judiciary deferred $556 million and $69 million, respectively, in 2020. The Executive’s deferments are scheduled to be repaid in December 2021 and 2022. The Judiciary’s deferments were repaid in full in June 2021. The Updated Financial Plan includes the repayments of these deferred social security taxes.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either the New York State Health Insurance Program (“NYSHIP”) or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a PAYGO basis as required by law.

The State Comptroller adopted Governmental Accounting Standards Board (“GASB”) Statement (“GASBS”) 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, for the State’s Basic Financial Statements for FY 2019. GASBS 75, which replaced GASBS 45 and GASBS 57, addressed accounting and financial reporting for OPEB that was provided to the employees of state and local governmental employers. GASBS 75 establishes standards for recognizing and measuring liabilities and expenses/expenditures, as well as identifying the methods and assumptions required to be used to project benefit payments, discount projected benefit payments to their actuarial determined present value, and attribute that present value to periods of employee service. Specifically, GASBS 75 now requires that the full liability be recognized.

As of December 3, 2021, the State’s total OPEB liability equaled the employer’s share of the actuarial determined present value of projected benefit payments attributed to past periods of employee service. The total OPEB obligation less any OPEB assets set aside in an OPEB trust or similar arrangement represents the net OPEB obligation.

As reported in the State’s Basic Financial Statements for FY 2021, the total ending OPEB liability for FY 2021 was $75.8 billion ($60.3 billion for the State and $15.5 billion for SUNY). The total OPEB liability as of March 31, 2021 was measured as of March 31, 2020 and was determined using an actuarial valuation as of April 1, 2019, with update procedures used to roll forward the total OPEB liability to March 2020. The total beginning OPEB liability for FY 2021 was $63.9 billion ($51.1 billion for the State and $12.8 billion for SUNY). The total OPEB liability was calculated using the Entry Age Normal cost method. The discount rate was based on the Bond Buyer 20-year general obligation municipal bond index rate on March 31 (3.79 percent in FY 2020 and 2.84 percent in FY 2021). The total OPEB liability increased by $ 11.9 billion (18.6 percent) during FY 2021 primarily due to the reduction in the discount rate and updated medical trend assumptions based on current anticipation of future costs, and projected claim costs were updated based on the recent claims experience for the Preferred Provider Organization (“PPO”) plan and premium rates for the Health Maintenance Organization plan.

The contribution requirements of NYSHIP members and the State are established by, and may be amended by, the Legislature. The State is not required to provide funding above the PAYGO amount necessary to provide current benefits to retirees. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

In FY 2018, the State created a Retiree Health Benefit Trust Fund (the “Trust Fund”), a qualified trust under GASBS 75 that authorizes the State to reserve money for the payment of health benefits of retired employees and their dependents. The State may deposit into the Trust Fund, in any given FY, up to 0.5 percent of total then-current unfunded actuarial accrued OPEB liability. As of December 3, 2021, the FY 2022 Updated Financial Plan includes planned deposits of $320 million in both FY 2022 and FY 2023 and $375 million in FY 2024 and FY 2025, fiscal conditions permitting. These would be the first deposits to the Trust Fund.

GASBS 75 was not expected to alter the Updated Financial Plan cash PAYGO projections for health insurance costs. DOB’s methodology for forecasting these costs over a multi-year period already incorporated factors and considerations consistent with the new actuarial methods and calculations required by the GASBS.

Litigation

Litigation against the State may include, among other things, potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description herein but, in the aggregate, could still adversely affect the Updated Financial Plan.

Cybersecurity

New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its authorities, agencies and public benefit corporations, as well as its political subdivisions (including counties, cities, towns, villages and school districts) face multiple cyber threats involving, among others, hacking, viruses, malware and other electronic attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In addition, the tactics used in malicious attacks to obtain unauthorized access to digital networks and systems change frequently and are often not recognized until launched against a target. Accordingly, the State may be unable to fully anticipate these techniques or implement adequate preventative measures.

To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (“CISO”) within the State’s Office of Information Technology Services maintains comprehensive policies and standards, programs, and services relating to the security of State government networks and annually assesses the maturity of State agencies’ cyber posture through the Nationwide Cyber Security Review. In addition, the CISO maintains the New York State Cyber Command Center team, which provides a security operations center, digital forensics capabilities, and cyber incident reporting and response. CISO distributes real-time advisories and alerts, provides managed security services, and implements statewide information security awareness and training.

Occasionally, intrusions into State digital systems have been detected but they have generally been contained. While cybersecurity procedures and controls are routinely reviewed and tested, there can be no assurance that such security and operational control measures will be completely successful at guarding against future cyber threats and attacks. The results of any successful attacks could adversely impact business operations and/or damage State digital networks and systems, or State and local infrastructure, and the costs of remediation could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by the Department of Financial Services (“DFS”) are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate a CISO with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any substantial part of the entity’s normal operation(s) or for which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities

The State’s localities rely in part on State aid to balance their budgets and meet their cash requirements. As such, unanticipated financial need among localities can adversely affect the State’s Updated Financial Plan projections. The wide-ranging economic, health, and social disruptions caused by COVID-19 have adversely affected the City of New York and surrounding localities. Localities outside NYC, including cities and counties, have also experienced financial problems and have been allocated additional State assistance during the last several State FYs. In 2013, the Financial Restructuring Board for Local Governments (the “Restructuring Board”) was created to aid distressed local governments. The Restructuring Board performs comprehensive reviews and provides grants and loans on the condition of implementing recommended efficiency initiatives.

Metropolitan Transportation Authority

The MTA operates public transportation in the NYC metropolitan area, including subways, buses, commuter rail, and tolled vehicle crossings. The services provided by MTA and its operating agencies are integral to the economy of NYC and the surrounding metropolitan region, as well as to the economy of the State. MTA operations are funded mainly from fare and toll revenue, dedicated taxes, and subsidies from the State and NYC.

MTA Capital Plans also rely on significant direct contributions from the State and NYC. As of December 3, 2021, the State was directly contributing $9.1 billion to the MTA’s 2015-19 Capital Plan and $3 billion to the MTA’s 2020-24 Capital Plan. These State commitment levels represent substantial increases from the funding levels for prior MTA Capital Plans (2010-2014: $770 million; 2005-2009: $1.45 billion). In addition, a substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020-2024 Capital Plan.

The pandemic caused severe declines in MTA ridership and traffic in 2020, and ridership remains significantly below pre-pandemic levels as of December 3, 2021. To offset operating losses to MTA’s Financial Plan from the estimated fare, toll, and dedicated revenue loss attributable to COVID-19, the MTA received significant Federal operating aid from the CARES Act ($4 billion), and expects to receive significant Federal operating aid from the CRRSA Act (estimated $4 billion) and the ARP (estimated $6.5 billion). The MTA also borrowed $2.9 billion through the Federal Reserve’s Municipal Liquidity Facility (MLF).

If financial impacts of the COVID-19 pandemic on the MTA’s operating budget extend after the Federal funds are fully spent, and without additional Federal aid, the MTA may need to consider additional actions to balance its future budgets. If additional resources are provided by the State, either through additional subsidies or new revenues, it could have a material and adverse impact on the State’s Updated Financial Plan.

As of December 3, 2021, the State had taken action to address MTA financing issues that arose during the pandemic. Specifically, the pandemic adversely affected credit ratings on MTA Transportation Revenue Bonds, MTA’s primary credit program, which increased the cost of borrowing for the MTA. As a result, the State has issued PIT revenue bonds since the start of FY 2021 to fund $3.6 billion of the State’s portion of the MTA’s 2015-19 Capital Plan. Previously, the Financial Plan assumed that the projects would be bonded by the MTA but funded by the State through additional operating aid to the MTA. The Updated Financial Plan now assumes the State will fund its direct contributions to the MTA 2015-19 and 2020-24 Capital Plans through PIT and Sales Tax revenue bonds.

Bond Market and Credit Ratings

Successful implementation of the Updated Financial Plan is dependent on the State’s ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. An inability of the State to sell bonds or notes at the level or on the timetable it expected could have a material and adverse impact on the State’s financial position and the implementation of its Capital Plan. The success of projected public sales of municipal bonds is subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. The outbreak of COVID-19 in the United States temporarily disrupted the municipal bond market in 2020. In addition, future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds may affect the market for outstanding State-supported and State-related debt.

The major rating agencies, Fitch, Kroll, Moody’s and S&P Global Ratings, have assigned the State general credit ratings of AA+, AA+, Aa2, and AA+, respectively. As of December 3, 2021, the rating agencies had started to recognize the State’s economic recovery from the COVID-19 pandemic, which affected the State’s credit outlook. On June 11, 2021, both Fitch and S&P changed the State’s credit outlook from “negative” to “stable”, based on the State’s fiscal and economic progress and receipt of substantial ARP Federal aid. On December 20, 2020, Kroll reaffirmed the State’s AA+ rating with a stable outlook, stating that “the breadth and diversity of New York’s economic resource base is expected to provide a solid framework for revenue recovery in the post-pandemic environment.” On October 1, 2020, Moody’s downgraded the State’s credit rating from Aa1 to Aa2, citing the lasting economic consequences of the pandemic on the State, NYC, and the MTA. On June 24, 2021, Moody’s changed the State’s credit outlook from ”stable” to “positive” due to the improvement of State resources, which includes Federal aid.

Debt Reform Act of 2000 (“Debt Reform Act”) Limit

The Debt Reform Act restricts the issuance of State-supported debt funding to capital purposes only and limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period (FY 2021).

The statute requires that limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the Mid-Year Financial Plan. If the actual amount of new State-supported debt outstanding and debt service costs for the prior FY are below the caps at that time, State-supported debt may continue to be issued. However, if either the debt outstanding or debt service caps are met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and the debt is found to be within the applicable limitations.

For FY 2021, the cumulative debt outstanding and debt service caps are 4 and 5 percent, respectively. As of December 3, 2021, actual levels of debt outstanding and debt service costs continued to remain below the statutory caps. From April 1, 2000 through March 31, 2021, the State has issued new debt resulting in $46.7 billion of debt outstanding applicable to the debt reform cap. This is about $11.0 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $5.1 billion in FY 2021, or roughly $4.5 billion below the statutory debt service limitation.

State legislation enacted in connection with the FY 2021 and FY 2022 Enacted Budgets suspended certain provisions of the Debt Reform Act as part of the State response to the COVID-19 pandemic. Accordingly, any State-supported debt issued in FY 2021 and FY 2022 is not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. In addition, FY 2022 issuances undertaken by the State for MTA capital projects may be issued with maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed, subject to Federal tax law limitations, and it is consistent with the rules that would have been in effect if the projects had been directly financed by the MTA.

Current projections as of December 3, 2021, anticipated that State-supported debt outstanding and State-supported debt service would continue to remain below limits imposed by the Debt Reform Act in part reflecting the statutory suspension of the debt caps during FY 2021 and FY 2022.

Based on the most recent personal income and debt outstanding forecasts, as of December 3, 2021, the available debt capacity under the debt outstanding cap was expected to fluctuate from $11.0 billion in FY 2021 to a low point of $2.4 billion in FY 2026. This calculation excluded all State-supported debt issuances in FY 2021 and FY 2022 but included the estimated impact of the COVID-19 pandemic on personal income calculations and of funding increased capital commitment levels with State bonds after FY 2022. The debt service on State-supported debt issued after April 1, 2000 and subject to the statutory cap was projected at $4.8 billion in FY 2022, or roughly $6.2 billion below the statutory debt service limit.

The State uses personal income estimates published by the Federal government, specifically the BEA, to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by non-residents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency.

Enacted Budget - Debt Cap Changes

The FY 2022 Enacted Budget approved new bond-financed capital commitments that were expected as of December 3, 2021 to add $2.4 billion in new debt over the five-year Capital Plan period resulting in $1.5 billion impact on the debt cap by FY 2026. In addition, changes in the State’s available debt capacity reflect personal income forecast adjustments, debt amortizations and bond sale results. The debt capacity reflected the suspension of the Debt Reform Act for FY 2021 and FY 2022 issuances in response to the COVID-19 pandemic, as discussed previously. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program

Under the Secured Hospital Program, the State entered service contracts to enable certain not-for-profit hospitals in financial distress to have tax-exempt debt issued on their behalf, to pay for upgrading their primary health care facilities. In the event of hospital revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. The State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014 , and the State paid a total of $184 million for debt service costs on Secured Hospital bonds from FY 2014 to FY 2022. As part of the FY 2022 Enacted Budget, legislation authorized the State to issue PIT or Sales Tax Revenue Bonds for the purpose of refunding bonds issued under the Secured Hospital Program and, on June 23, 2021, PIT Revenue Bonds were issued to refund all of the outstanding Secured Hospital bonds. As of December 3, 2021, the State expected to pay $101 million of debt service under the PIT Revenue Bond program related to the refinancing of such Secured Hospital bonds.

SUNY Downstate Hospital and the Long Island College Hospital (“LICH”)

In May 2011, the New York State Supreme Court issued an order that approved the transfer of real property and other assets of LICH to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. After such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn. In 2012, DASNY issued tax exempt State PIT Revenue Bonds, to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a request for proposals seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property.

In accordance with the settlement, Holdings has entered into a purchase and sale agreement with (a) the Fortis Property Group, Cobble Hill Acquisitions, LLC (the “Purchaser”), an affiliate of Fortis Property Group, LLC (“Fortis”) (also party to the agreement), which proposes to purchase the LICH property, and (b) New York University (“NYU”) Hospitals Center (now “NYU Langone”), which proposes to provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the Attorney General and the State Comptroller, and the sale of all or substantially all of the assets of Holdings was approved by the State Supreme Court in Kings County. The initial closing was held as of September 1, 2015, and on September 3, 2015 sale proceeds of approximately $120 million were transferred to the trustee for the PIT Bonds, which were paid and legally defeased from such proceeds. Titles to 17 of the 20 properties were conveyed to the special purpose entities formed by the Purchaser to hold title.

The second closing occurred on March 13, 2020 (the “NMS Closing”) and title to the New Medical Site portion of the LICH property was conveyed to NYU Langone.

As of December 3, 2021, the third and final closing was anticipated to occur within 36 months after the NMS Closing (i.e., by March 13, 2023). At the final closing, titles to the two remaining portions of the LICH properties will be conveyed to special purpose entities of Fortis, and Holdings will receive the balance of the purchase price, $120 million less the remaining down payment. The final closing is conditioned upon completion of the New Medical Building by NYU Langone, and relocation of the emergency department to the New Medical Building.

Fortis provided a $7 million down payment to secure the final closing. This down payment was utilized to cover unforeseen expenses. Holdings had routinely paid utility costs and other expenses and, in turn, billed Fortis according to contractual obligations. Fortis stopped paying invoices and rent that was due. After negotiations with Fortis to reimburse these expenses, Fortis satisfied all outstanding debts due. As of December 3, 2021, Holdings was prepared to use all available legal remedies to ensure that Fortis remains current on future invoices.

There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

STATE FINANCIAL PLAN PROJECTIONS

Introduction

This section presents the State’s multi-year Updated Financial Plan projections for receipts and disbursements, reflecting the impact of FY 2021 actuals and forecast revisions in FY 2022 through FY 2025, with an emphasis on FY 2022 projections, which reflected the impact of the Updated Financial Plan.

The State’s cash-basis budgeting system, complex fund structure, and practice of earmarking certain tax receipts for specific purposes complicate the discussion of the State’s receipts and disbursements projections. Therefore, to minimize the distortions caused by these factors and, equally important, to highlight relevant aspects of the projections, DOB has adopted the following approaches in summarizing the projections:

Receipts: The detailed discussion of tax receipts covers projections for both the General Fund and State Funds (including capital projects). The State Funds perspective reflected estimated tax receipts before distribution to various funds and accounts, including tax receipts dedicated to Capital Projects Funds (which fall outside the General Fund and State Operating Funds accounting perspectives). As of June 8, 2021, DOB believed this presentation provides a clearer picture of projected receipts, trends, and forecast assumptions, by factoring out the distorting effects of earmarking tax receipts for specific purposes.

Disbursements: Roughly 30 percent of projected State-financed spending for operating purposes (excluding transfers) is accounted for outside the General Fund, concentrated primarily in the areas of health care, School Aid, higher education, and transportation. To provide a clear picture of spending commitments, the multi-year projections and growth rates are presented, where appropriate, on both a General Fund and State Operating Funds basis.

In evaluating the State’s multi-year operating forecast, the reliability of the estimates and projections in the later years of the “Updated Financial Plan” are typically subject to more substantial revision than those in the current year and first “outyear”. Accordingly, in terms of outyear projections, the first “outyear”, FY 2023, is the most relevant from a planning perspective. In addition, the reliability of all projections is further complicated by the impacts of the COVID-19 pandemic, given the uncertainty as to its duration and the pace of a sustained recovery.

Differences may occur from time to time between DOB and OSC’s financial reports in presentation and reporting of receipts and disbursements. For example, DOB may reflect a net expenditure while OSC may report the gross expenditure. Any such differences in reporting between DOB and OSC could result in differences in the presentation and reporting of receipts and disbursements for discrete funds, as well as differences in the presentation and reporting for total receipts and disbursements under different fund perspectives (e.g., State Operating Funds and All Governmental Funds).

Receipts

Financial Plan receipts results and projections included a variety of taxes, fees and assessments, charges for State-provided services, Federal grants, and other miscellaneous receipts. Multi-year receipts estimates are prepared by DOB with the assistance of DTF and other agencies which collect State receipts and are premised on economic analysis and forecasts.

Overall base growth (i.e., growth not due to law changes) in tax receipts is dependent on many factors. In general, base tax receipts growth rates are determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which often alters base tax receipts. State taxes account for approximately half of total All Funds receipts.

Projections of Federal receipts generally correspond to the anticipated spending levels of a variety of programs supported by Federal aid including Medicaid, public assistance, mental hygiene, education, public health, and other activities.

Overview of the Receipts Forecast

As of December 3, 2021, All Funds receipts in FY 2022 were projected to total $220.6 billion, a 15.3 percent ($29.3 billion) increase from FY 2021 results. FY 2022 State tax receipts were projected to increase $14.9 billion (18.0 percent) from FY 2021 results as the economy continues to recover from the COVID-19 downturn.

Personal Income Tax

As of December 3, 2021, All Funds PIT receipts for FY 2022 were estimated to increase, primarily reflecting growth in withholding, current estimated payments, and extensions, partially offset by increases in advanced credit payments, prior year refunds, and the State-City offset.

As of December 3, 2021, FY 2022 withholding was estimated to be higher compared to FY 2021, reflecting a combination of wage growth and the implementation of a high-income PIT surcharge. Estimated payments for TY 2021 were expected to increase due to the surcharge coupled with growth in nonwage income. Extension payments (i.e., prior year estimated) for TY 2020 increased as well, also driven by nonwage income growth. Delinquent collections and final return payments were also projected to increase.

As of December 3, 2021, total refunds were projected to increase based on increases in advanced credit payments attributable to TY 2021, refunds related to TYs prior to 2020, and the State-City offset. These increases are partially offset by a decrease in TY 2020 refunds. General Fund PIT receipts are net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and the Revenue Bond Tax Fund (“RBTF”), which supports debt service payments on State PIT revenue bonds. The FY 2022 STAR transfer was expected to decline slightly. PIT RBTF receipts are statutorily set to 50 percent of net PIT receipts, and FY 2022 RBTF receipts therefore reflected the increase in All Funds receipts noted above. FY 2022 General Fund PIT receipts were expected to increase due to these changes.

As of December 3, 2021, the FY 2023 All Funds PIT receipts were projected to increase, reflecting strong growth in extensions related to surcharge revenue and TY 2021 non-wage income growth, as well as increases in withholding, TY 2022 estimated payments, final returns, and delinquencies, offset by a projected increase in total refunds.

As of December 3, 2021, the FY 2023 STAR transfer was expected to decline. The FY 2023 RBTF was projected to increase based on the increase in FY 2023 All Funds receipts. General Fund PIT receipts for FY 2023 were also expected to increase, driven by changes to All Funds receipts, the STAR transfer, and RBTF receipts.

As of December 3, 2021, All Funds PIT receipts for FY 2024 were projected to increase from FY 2023 projections. Gross PIT receipts were projected to increase as well, reflecting projected increases in withholding and total estimated payments, partially offset by a projected decrease in final returns and an increase in total refunds.

As of December 3, 2021, General Fund PIT receipts for FY 2024 were expected to increase, reflecting an increase in All Funds PIT receipts coupled with a further decrease in the STAR transfer, partially offset by an increase in RBTF receipts.

As of December 3, 2021, All Funds PIT receipts and General Fund PIT receipts were both expected to increase in FY 2025, reflecting normal baseline growth in income and associated tax liability.

Consumption/Use Taxes

As of December 3, 2021, All Funds consumption/use tax receipts for FY 2022 were estimated to increase significantly from FY 2021 results due to the expected bounce back in economic activity from the previous year. Sales tax receipts were estimated to increase due to a significant increase in taxable consumption (i.e., estimated sales tax base increase of 16 percent). Vapor excise tax receipts were estimated to decrease from FY 2021 due to the first full year impact of the ban on flavored vapor products other than tobacco flavored products. Cigarette and tobacco tax collections were estimated to decrease, reflecting a continued trend decline in taxable cigarette consumption. Highway use tax (HUT) collections were estimated to increase, reflecting a bounce back in demand from the trucking sector. Motor fuel tax receipts were estimated to increase due to a recovery in both gasoline and diesel consumption. Auto rental tax receipts were estimated to increase, mainly due to the expected recovery of the travel industry. Opioid excise tax receipts were expected to moderately decrease due to a continued shift towards the sale of less expensive and lower taxed opioids into the State.

In FY 2022, per statute, the portion of sales tax receipts initially deposited to the Local Government Assistance Tax Fund will remain at 25 percent, while the portion deposited into the Sales Tax Revenue Bond Fund will increase to 50 percent (previously 25 percent) and the portion deposited to the General Fund will be reduced from 50 to 25 percent. These funds are intended to support debt service payments on bonds issued under LGAC and State Sales Tax Revenue Bond programs, respectively. Excess receipts above the debt service requirements of these funds and the local assistance payments to NYC, or its assignee, are subsequently transferred to the General Fund.

As of December 3, 2021, General Fund consumption/use tax receipts for FY 2022 were estimated to decrease, largely due to the statutory decrease in the General Fund distribution (from 50 percent to 25 percent).

As of December3, 2021, All Funds consumption/use tax receipts for FY 2023 were projected to moderately increase primarily due to a projected increase in sales tax receipts (projected sales tax base growth of 5.6 percent). Auto rental tax receipts were estimated to moderately increase from FY 2022, reflecting the continued recovery of the travel industry. Legislation enacted in March 2021 to regulate and tax adult-use cannabis products was expected to generate $40 million in license fees and $16 million in partial-year receipts from the State’s THC-based and retail excise taxes on the sale of adult-use cannabis products. These increases are partially offset by a continued decline in taxable cigarette consumption.

Effective in FY 2023 and annually thereafter, the portion of sales tax receipts that was initially deposited to the Local Government Assistance Tax Fund (25 percent) will be eliminated, while the portion deposited into the Sales Tax Revenue Bond Fund will remain at 50 percent (increased from 25 percent to 50 percent in FY 2022) and the portion deposited in the General Fund will revert to 50 percent.

As of December 3, 2021, FY 2023 General Fund consumption/use tax receipts were projected to significantly increase, mainly due to the statutory elimination of the Local Government Assistance Tax Fund distribution.

As of December 3, 2021, All Funds consumption/use tax receipts for FY 2024 were projected to increase, largely reflecting a projected increase in sales tax receipts (projected base growth of 2.8 percent) and the first full year of adult-use cannabis tax receipts as the market continues to mature, partially offset by a continued decline in taxable cigarette consumption.

As of December 3, 2021, FY 2024 General Fund consumption/use tax receipts were projected to increase, mainly due to the All Funds sales tax trends noted above.

As of December 3, 2021, FY 2025 All Funds consumption/use tax receipts were projected to increase compared to the prior year, largely reflecting moderate growth in the sales tax base and the continued ramp-up of adult-use cannabis tax receipts as the market matures, which was slightly offset by a continued decline in taxable cigarette consumption. Similarly, General Fund consumption/use tax receipts were projected to increase in FY 2025 primarily due to the All Funds tax trends noted above.

Business Taxes

As of December 3, 2021, FY 2022 All Funds business tax receipts were estimated to significantly increase over FY 2021 actuals, driven predominantly by an increase in gross receipts from the CFT due to upward revisions in corporate profit growth in 2021 as well as the recently enacted temporary increase in the business income and capital base rates. All other business taxes, except for the corporation and utilities tax (“CUT”), were estimated to increase.

As of December 3, 2021, CFT receipts were estimated to increase the most of all business taxes in FY 2022, reflecting stronger than expected collections in June and September 2021. In addition, an upward revision in corporate profits growth supports the higher collections seen recently. The FY 2022 Enacted Budget included legislation that increased the business income tax rate to 7.25 percent for taxpayers with business income above $5 million and increased the capital base rate, previously set to be completely phased out, to 0.1875 percent (with several exceptions for certain taxpayers including corporate small businesses and qualified manufacturers). These rate increases are in effect for TY 2021 through 2023. Audit receipts were estimated to decrease moderately as fewer large cases are expected to materialize compared to FY 2021. Refunds were estimated to increase and possibly include refunds from the Restaurant Return-To-Work Tax Credit that was included in the FY 2022 Enacted Budget.

As of December 3, 2021, CUT receipts for FY 2022 were estimated to decrease over the prior FY, driven by a decrease in gross receipts due to the Utility COVID-19 Debt Relief Credit that was included in the FY 2022 Enacted Budget. Adjusted for this change, gross receipts would be mostly flat with a decrease in the telecommunication sector offset by an increase in the utilities sector. Audit receipts were estimated to decrease modestly while refunds are estimated to decrease significantly from the historically high level seen in FY 2021.

As of December 3, 2021, insurance tax receipts for FY 2022 were estimated to increase due to projected increases in corporate profits and insurance tax premiums that drive increases in gross receipts, following a decline in FY 2021 gross receipts compared to FY 2020. Audits and refunds paid were expected to be in line with recent levels.

The FY 2022 Enacted Budget included a new voluntary PTET designed to mitigate the impact of the cap on SALT deductions enacted with the TCJA. Pass-through entities can deduct this tax at the Federal level, thereby allowing partners of partnerships and shareholders of S corporations to receive the benefit of a full deduction for SALT paid before income is passed through to them. A credit will be allowed against regular State income tax to offset the new PTET. This proposal aligns with similar legislation in Connecticut and New Jersey, enabling individuals affected by the SALT cap to use IRS-allowed business deductibility to mitigate its impacts. Finally, the proposed amendments provided that 50 percent of receipts from the new tax will be deposited into the RBTF. As of December 3, 2021, the Financial Plan did not include an estimate for PTET receipts or the corresponding decrease in PIT receipts as the first collections will not be until March 2022, but the PTET proposal was expected to be revenue neutral for the State. DOB expected to include estimates as opt-in rates and other information becomes known.

As of December 3, 2021, receipts from the repealed bank tax (all from prior liability periods) in FY 2022 were estimated to increase, primarily due to an estimated increase in audits based on large cases expected to close this FY. PBT receipts were estimated to significantly increase from FY 2021 results, primarily due to a strong recovery in gasoline and diesel consumption coupled with the impact of a 5 percent decline in the PBT rate index effective January 1, 2021, paired with a 5 percent increase in the PBT rate index effective January 1, 2022.

As of December 3, 2021, General Fund business tax receipts for FY 2022 were estimated to increase due to the trends in CFT and insurance tax receipts described above.

As of December 3, 2021, General Fund and All Funds business tax receipts for FY 2023 were projected to increase, primarily reflecting an increase in gross receipts from CFT due to underlying economics as well as the temporary tax rate increase previously described and its first impact on prepayments in March 2023. A projected decline in bank tax receipts was offset by increases in CUT, CFT, insurance tax, and PBT receipts.

As of December 3, 2021, All Funds business tax receipts for FY 2024 were projected to decline in CFT, partially offset by increases in CUT, and insurance tax receipts while PBT receipts remained unchanged.

As of December 3, 2021, General Fund and All Funds business tax receipts for FY 2025 reflected projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, consumption of taxable telecommunications services, and automobile fuel consumption and prices. Receipts were expected to decline due to the expiration of the temporary CFT tax rate increase.

Other Taxes

As of December 3, 2021, All Funds other tax receipts for FY 2022 were estimated to marginally decrease from FY 2021 results, primarily due to the atypically high number of seven super-large estate tax payments (greater than $25 million) received in FY 2021. The estimated decline in estate tax receipts is nearly entirely offset by an estimated increase in real estate transfer tax receipts corresponding with growth in housing starts and housing prices as the real estate market continues to recover from the negative impact of the COVID-19 pandemic.

As of December 3, 2021, General Fund other tax receipts for FY 2022 were estimated to decrease, mainly due to the estimated decrease in estate tax receipts noted above.

As of December 3, 2021, All Funds other tax receipts for FY 2023 were projected to decrease slightly, primarily due to a projected decrease in real estate transfer tax receipts primarily caused by the expectation that record high monthly collection amounts in FY 2022 driven by the booming real estate market in NYC do not continue at those levels. This is partially offset by a projected increase in estate tax receipts. All Funds other tax receipts in the outyears were projected to increase, largely due to increases in both estate tax and real estate transfer tax receipts, reflecting projected growth in household net worth, housing starts, and housing prices.

As of December 3, 2021, General Fund other tax receipts for the outyears were projected to increase, resulting from the projected increases in estate tax trends noted above.

Miscellaneous Receipts

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery and gaming receipts for education, assessments on regulated industries, Tribal-State Compact receipts, Extraordinary Monetary Settlements and a variety of fees. As such, miscellaneous receipts were driven in part by year-to-year variations in health care surcharges and other HCRA resources, bond proceeds, tuition income revenue and other miscellaneous receipts.

As of December 3, 2021, All Funds miscellaneous receipts in FY 2022 were projected to decrease from FY 2021 results, driven by the one-time receipt in FY 2021 of $4.5 billion in PIT note proceeds in response to the COVID- 19 pandemic, conservative estimation of non-general fund revenues, and partially offset by the projected increase of bond proceeds receipts that are expected to grow, primarily due to the increase in bond-eligible capital spending in FY 2022.

As of December 3, 2021, All Funds miscellaneous receipts were projected to increase in FY 2023, mainly reflecting growth in bond proceeds driven by higher bond-eligible capital spending and the timing of bond reimbursements. In later years of the Financial Plan period, receipts remain relatively flat.

Federal Grants

Aid from the Federal government helps to pay for a variety of programs including Medicaid, public assistance, mental hygiene, School Aid, public health, transportation, and other activities. Annual changes to Federal grants generally correspond to changes in federally- reimbursed spending. Accordingly, DOB typically projects Federal reimbursements will be received in the State FY in which spending occurs, but due to the variable timing of Federal grant receipts, actual results often differ from projections.

As of December 3, 2021, All Funds Federal grants projections primarily reflected the receipt of Federal aid pursuant to the ARP which provides the State with $12.75 billion in general aid, received in May 2021, as well as $17.2 billion in categorical aid for schools, universities, childcare, housing, and other purposes expected to be received over the multi-year period. Other sources of growth include Federal Medicaid spending related to Federal health care transformation initiatives, a temporary increase in the FMAP, funding from the CRF, and funding for the LWA program partly offset by the projected phase-down of Federal disaster assistance.

Under the Biden administration and the current Congress, many of the policies that drive Federal aid may be subject to change. As of December 3, 2021, it was not possible to assess the potential fiscal impact of future policies that may be proposed and adopted. If Federal funding to the State were reduced, this could have a materially adverse impact on the Financial Plan.

Disbursements

In FY 2022, disbursements from the State’s General Fund, including transfers, were expected, as of June 8, 2021, to total $89.0 billion, and disbursements from State Operating Funds were expected to total $112.2 billion. School Aid, Medicaid, transportation, debt service, and health benefits are significant drivers of annual spending growth.

The multi-year disbursements projections considered various factors including statutorily-indexed rates, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affected spending estimates vary by program. For example, public assistance spending was based primarily on anticipated caseloads that were estimated by analyzing historical trends and projected economic conditions. Projections also accounted for the timing of payments, since not all of the amounts appropriated are disbursed in the same FY. Consistent with past practice, the aggregate receipts and spending projections (i.e., the sum of all projected receipts and spending by individual agencies) in State Special Revenue Funds were centrally adjusted downward to reflect aggregate spending trends and patterns observed between estimated and actual results over time.

Local Assistance Grants

Local Assistance spending included payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. As of December 3, 2021, local assistance spending was approximately two-thirds of total State Operating Funds spending. School Aid and health care spending accounted for the majority of State Operating Funds local assistance spending.

As of December 3, 2021, the rise in unemployment and decrease in family income resulted in an increase to the public assistance caseload, particularly in NYC, which was not expected to return to pre-pandemic levels until FY 2024.

Education

School Aid

School Aid supports elementary and secondary education for New York pupils enrolled in the State’s 673 major school districts. State aid is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses, such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, such as the construction of school facilities and the education of students with disabilities.

School Year (“SY”) (July 1 - June 30)

As of December 3, 2021, the Updated Financial Plan included $29.5 billion for School Aid in SY 2022, representing an annual increase of nearly $3 billion (11.3 percent). This annual increase included a $1.4 billion (7.6 percent) increase in Foundation Aid, over 70 percent of which is targeted to high-need school districts, as measured by a district’s level of student need relative to its local fiscal capacity; the full restoration of the $1.1 billion Pandemic Adjustment State aid reduction implemented in SY 2021; and a $460 million increase in expense-based reimbursement programs such as Transportation and Boards of Cooperative Education Services (BOCES) Aid.

In both SY 2023 and SY 2024, growth in School Aid largely reflects the final two years of the three- year phase-in of full funding of the current Foundation Aid formula. The SY 2023 and SY 2024 projections also assumed growth in expense-based aids under current law and additional aid to provide a minimum annual increase and extra support to high-need districts. In SY 2025, projections of growth in School Aid as of December 3, 2021 reflected the ten-year average growth in State personal income.

In addition to State School Aid, the Updated Financial Plan programs the $13.0 billion of Federal ESSER and GEER funds allocated to public schools by CRRSA and ARP. This funding, available for use over multiple years, will help schools safely reopen for in-person instruction, address learning loss, and respond to students’ academic, social, and emotional needs due to the disruptions of the COVID-19 pandemic. Most of these funds ($12.2 billion) are allocated to school districts and charter schools, largely in proportion to their Federal Title I awards, with broad local discretion over the funds’ use. A total of $629 million of these funds are allocated to school districts as targeted grants to address learning loss through activities such as summer enrichment and comprehensive after- school programs. The remaining $210 million is allocated towards the expansion of full-day prekindergarten programs for four-year-old children.

State FY

The State finances School Aid from the General Fund, commercial gaming receipts and Lottery Fund receipts, including revenues from Video Lottery Terminals. Commercial gaming and Lottery Fund receipts are accounted for and disbursed from dedicated accounts. Because the State FY begins on April 1 and the SY begins on July 1, the State typically pays approximately 70 percent of the annual SY commitment during the initial State FY and the remaining 30 percent in the first three months of the following State FY.

As of December 3, 2021, State FY spending for School Aid on a State Operating Funds basis was projected to total $28.3 billion in FY 2022, a $1.5 billion, or 5.7 percent, increase from FY 2021. This growth is mainly driven by an additional $980 million ($1.4 billion SY) in Foundation Aid associated with the three-year phase-in schedule of the Foundation Aid formula. As of December 3, 2021, in addition to State aid, school districts will received more than $3 billion annually in Federal aid , as well as funding provide by the CARES Act, CRRSA Act and ARP.

As of December 3, 2021, the amount of School Aid spending financed by gaming receipts was expected to increase in FY 2022 due to the easing and lifting of restrictions imposed on gaming during the COVID-19 pandemic.

Other Education Funding

The State provides funding and support for various other education-related programs. These include: special education services; programs administered by the Office of Prekindergarten through Grade 12 education; cultural education; higher and professional education programs; and adult career and continuing education services.

The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses of the major cultural institutions, State Archives, State Library, and State Museum, as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a one-stop source for all their employment needs, and are made aware of the full range of services available in other agencies.

Special Education costs were expected to increase from FY 2021 levels due to 2019-20 school closures, when certain special education services (e.g., transportation) were either not provided or were provided at a reduced level. Out-year spending increases were attributable to projected enrollment and cost growth, as services return to normal levels.

The projected increase for All Other Education programs in FY 2022 is primarily due to the timing of certain payments, including Nonpublic School Aid payments, that were not made in FY 2021 and occurred in the first quarter of FY 2022, and the return to pre-pandemic levels of program utilization. The projected spending decrease in FY 2023 is largely attributable to the discontinuation of one-time aid and grants. Projected spending increases in FY 2024 and FY 2025 are primarily due to anticipated increases in State reimbursement to nonpublic schools for mandated services and school districts for charter school tuition payments.

School Tax Relief Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. As of December 3, 2021, senior citizens with incomes below $90,550 will receive a $70,700 exemption in FY 2022.

Spending on STAR property tax exemptions reflected reimbursements made to school districts to offset the reduction in the amount of property tax revenue collected from homeowners. Since FY 2017, the STAR exemption program has been gradually transitioned from a spending program to an advance refundable PIT credit program. As a result, first-time homebuyers and homeowners who move receive a refundable PIT credit instead of a property tax exemption. This transition did not change the value of the STAR benefit received by homeowners. Since FY 2020, homeowners who receive a property tax exemption will not see an increase in their STAR benefit (details below).

The STAR program also included a credit for income-eligible resident NYC taxpayers. The NYC PIT rate reduction was converted into a State PIT tax credit starting with TY 2017. As of FY 2019, NYC STAR payments were no longer a component of State Operating Funds spending. This change has no impact on the value of the STAR benefit received by taxpayers.

Starting in FY 2020, all homeowners with incomes above $250,000 were transitioned from the basic exemption benefit program to the advance credit program. Additionally, the zero percent growth cap on the STAR exemption benefit that was included in the FY 2020 Enacted Budget remains in effect. The decline in reported STAR disbursements in FYs 2023 through 2025 can be attributed to these actions. By moving taxpayers to the credit program, the State can more efficiently administer the program while strengthening its ability to prevent abuse. The move from the basic exemption to the credit program does not reduce the value of the benefit received by homeowners.

The Updated Financial Plan further streamlines the administration of STAR by transitioning existing exemption beneficiaries who are mobile homeowners to the STAR credit program, beginning in FY 2023.

Higher Education

Local assistance for higher education spending includes funding for City University of New York (“CUNY”), SUNY, and the Higher Education Services Corporation (“HESC”).

As of December 3, 2021, SUNY and CUNY operated 47 four-year colleges and graduate schools with a total enrollment of nearly 400,000 full- and part-time students. SUNY and CUNY also operated 37 community colleges, serving approximately 285,000 students. State funds support a significant portion of SUNY and CUNY operations. The State provides annual subsidies of over $1.0 billion for SUNY campus operations through a General Fund transfer and approximately $2 billion to fully support fringe benefit costs of SUNY employees at State-operated campuses. The State was also projected to pay $1.3 billion in FY 2022 for debt service on bond financed capital projects at SUNY and CUNY. In FY 2022, an estimated $250 million in student financial aid support will be transferred from HESC to SUNY. This was the result of an accounting change first implemented in FY 2020 to reflect certain financial aid payments from HESC to SUNY as transfers instead of disbursements.

HESC is New York State’s student financial aid agency. HESC oversees State-funded financial aid programs, including the Excelsior Scholarship, the Tuition Assistance Program, the Aid for Part-Time Study program, and 25 other scholarship and loan forgiveness programs. Together, these programs provide financial aid to approximately 350,000 students. HESC also partners with OSC in administering the College Choice Tuition Savings program.

As of December 3, 2021, higher education spending was projected to decrease by $370 million, or 11.2 percent, from FY 2021 to FY 2022. This spending decrease largely reflects the timing of academic year 2020 payments for CUNY, whereby payments scheduled at the end of FY 2020 were not made until FY 2021. Lower spending for CUNY in FY 2022 is partially offset by an estimated increase in payments to colleges for TAP and scholarships attributable to a combination of payment delays from FY 2021 and an increase in the maximum TAP award authorized in the FY 2022 Enacted Budget.

Health Care

The DOH works with local health departments and social services departments, including NYC, to coordinate and administer statewide health insurance programs and activities. Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. Most government-financed health care programs are included under DOH, but several programs are also supported through multi-agency efforts.

In addition to State funding, the DOH also engages in Federally supported initiatives, including Medicaid redesign, public health and COVID-19 pandemic response efforts.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed by a combination of State, Federal and local government resources. The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources, indigent care support, provider assessment revenue, and tobacco settlement proceeds. Medicaid services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

Medicaid eligibility and enrollment fluctuates with economic cycles. From FY 2020 to FY 2021, enrollment increased by nearly 1 million, driven by the steep rise in unemployment triggered by the COVID-19 pandemic. The Updated Financial Plan forecast assumed that enrollment levels will peak at nearly 7.6 million in FY 2022. As the economy recovers and unemployment trends towards pre- pandemic levels, costs associated with individuals temporarily enrolled, but entitled to twelve-months of continuous coverage, were anticipated to persist into FY 2023.

Despite fluctuations in total enrollment, as of December 3, 2021, total Medicaid costs were expected to grow annually due to an increase in populations that typically drive higher service utilization and costs. Other factors that continued to place upward pressure on State-share Medicaid spending (which includes spending within and outside the Global Cap) include, but are not limited to: reimbursement to providers for the cost of the increase in the minimum wage; the phase-out of enhanced Federal funding; increased costs and enrollment growth in managed long-term care; and payments to financially distressed hospitals.

The Essential Plan

The FY 2015 Enacted Budget authorized the State to participate in the EP, a health insurance program which receives Federal subsidies authorized through the ACA. The EP includes health insurance coverage for legally residing immigrants in New York not eligible for Medicaid, CHP or other employer-sponsored coverage. Individuals who meet the EP eligibility standards are enrolled through the New York State of Health (“NYSOH”) insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. The Exchange—NYSOH—serves as a centralized marketplace to shop for, compare, and enroll in a health plan. As of December 3, 2021, more than 960,000 New Yorkers were expected to be enrolled in the EP in FY 2022, an increase of over 70,000 from FY 2021.

On an All Funds basis, EP spending was anticipated to fluctuate over the Updated Financial Plan period, reflecting a mix of factors. Spending growth in FY 2022 primarily reflects costs associated with robust growth in program enrollment and the leveraging of $381 million in available resources to support the elimination of health insurance premiums for over 400,000 program enrollees and promote coverage for upwards of 100,000 additional New Yorkers.

The Updated Financial Plan also includes more than $200 million to reduce out of pocket costs by eliminating Dental and Vision premiums, enhanced support to hospitals through a $420 million increase in reimbursement rates, as well as a $97 million commitment to expand the size of the EP Quality Incentive Program pool to $200 million. Due to a high Federal reimbursement rate for the EP under current methodology, local assistance spending for the EP was not anticipated to drive a commensurate increase in State support. Spending growth attributable to Enacted Budget actions and subsequent enrollment growth was expected to taper in the outyears.

Public Health/Aging Programs

Public Health includes many programs. CHP, the largest program in this category, provides health insurance coverage for children of low-income families, up to the age of 19; The General Public Health Work (“GPHW”) program reimburses local health departments for the cost of providing certain public health services. The Elderly Pharmaceutical Insurance Coverage (“EPIC”) program provides prescription drug insurance to seniors. The Early Intervention (“EI”) program pays for services provided to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as the EI and GPHW programs, are run by county health departments that are reimbursed by the State for a share of program costs. State spending projections did not include the county share of these programs. In addition, a significant portion of HCRA spending was included under the Public Health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging and local providers.

Public Health spending grows over the Updated Financial Plan period due to several factors, including increased enrollment in CHP, the transition of the “Aliessa” (i.e., legally residing immigrants in New York who meet the income eligibility requirements) population from the Medicaid budget to the Public Health budget, which has no impact on service delivery, and the scheduled phase down of enhanced resources provided in the ACA. Growth in FY 2022 reflects a reduction in expected eFMAP for CHP as part of the FFCRA, and the timing of FY 2021 payment processing due to COVID-19. Increased spending in FY 2022 will be partially offset by State savings from the utilization of new Federal funding for Hunger Prevention and Nutrition Assistance programs.

The Updated Financial Plan budgeted $83 million annually in Federal funding to support public health programs that improve the health of children. The Health Services Initiatives option, available under CHP, will be used to offset State costs in the EI program.

The Updated Financial Plan continues SOFA support to address locally identified capacity needs for services to maintain the elderly in their communities, support family and friends in their caregiving roles, and reduce future Medicaid costs by intervening earlier with less intensive services. The Updated Financial Plan also reflects funding for an annual Human Services COLA.

Health Care Reform Act Financial Plan

HCRA was established in 1996 to help fund a portion of State health care activities and , as of December 3, 2021, was currently authorized through FY 2023. HCRA resources include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. These resources are used to fund roughly 25 percent of State share Medicaid costs, and other programs and health care industry investments including CHP, EPIC, Physician Excess Medical Malpractice Insurance, Indigent Care payments to hospitals serving a disproportionate share of individuals without health insurance; Worker Recruitment and Retention; Doctors Across New York; and the Statewide Health Information Network for New York/All-Payer Claims Databases.

As of December 3, 2021, total HCRA receipts were anticipated to increase in FY 2022, reflecting the assumption that health care surcharge and assessment collections will trend closer to pre-pandemic levels. The Updated Financial Plan includes an additional $100 million in FY 2022 to support distressed providers through Medicaid program payments.

Projected declines in cigarette tax revenues reflect expected continued declines in the consumption of cigarettes.

As of December 3, 2021, HCRA spending in FY 2022 was expected to increase in line with projected growth in receipts collections. The Updated Financial Plan reflected over $4.0 billion in continued support for Medicaid spending , including $250 million annually to increase support for distressed providers and over $700 million annually for the CHP program. Estimated growth in CHP spending in FY 2022 through FY 2025 reflects the expiration of enhanced Federal resources provided through the ACA and expected growth in enrollment and utilization.

As of December 3, 2021, HCRA was expected to remain in balance over the multi-year Updated Financial Plan period. Under the current HCRA appropriation structure, spending reductions were expected to occur if resources are insufficient to maintain a balanced fund. Any such spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA were expected to fund Medicaid costs that would have otherwise been paid from the General Fund.

Mental Hygiene

Mental Hygiene services are delivered by the Office for People with Developmental Disabilities (“OPWDD”), the Office of Mental Health (“OMH”), the Office of Addiction Services and Supports (“OASAS”), the Developmental Disabilities Planning Council, and the Justice Center for the Protection of People with Special Needs. Services are provided for adults with mental illness, children with emotional disturbance, individuals with intellectual and developmental disabilities and their families, people with chemical dependencies and individuals with compulsive gambling problems.

These agencies provide services directly to their clients through State-operated facilities, and indirectly through community-based providers. Costs of providing these services are reimbursed by Medicaid, Medicare, third-party insurance, and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, that have been issued to finance infrastructure improvements at State mental hygiene facilities. Revenues exceeding debt service are used to support State operating costs associated with Mental Hygiene service delivery.

Annual growth in total Mental Hygiene spending reflects increased funding for not-for-profit providers to support minimum wage increases, a one percent COLA, the anticipation that service utilization trends upwards towards pre-pandemic levels, and targeted investments to ensure adequate access to services and supports.

As of December 3, 2021, the Updated Financial Plan included continued support to individuals with developmental disabilities to ensure appropriate access to care. Additional funding will be utilized for the development of new certified housing supports, expanded independent living opportunities and growth in respite availability.

As of December 3, 2021, the Updated Financial Plan also supported OMH community services and the transition of individuals to more cost-effective community settings. OMH has continued to enhance its service offerings in recent years by expanding supported housing units throughout the State, providing additional peer support services, and developing new services such as mobile crisis teams.

Funding for OASAS addiction service programs in FY 2022 and beyond primarily reflects increased residential service opportunities and other investments in addiction prevention, treatment, and recovery programs operated by not-for-profit providers.

The level of Mental Hygiene spending reported under the DOH Medicaid Global Cap has no impact on mental hygiene service delivery or operations and may fluctuate depending on the availability of resources and other cost pressures within the Medicaid program.

Social Services

Office of Temporary and Disability Assistance

OTDA local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs are Family Assistance, Safety Net Assistance and SSI. The Family Assistance program, financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled persons.

As of December 3, 2021, DOB’s caseload models projected a total of 558,000 public assistance recipients in FY 2022. Approximately 209,148 families were expected to receive benefits through the Family Assistance program in FY 2022, an increase of 8.5 percent from FY 2021. The Safety Net caseload for families was projected at 138,784 in FY 2022, an increase of 10.8 percent from FY 2021. The caseload for single adults and childless couples supported through the Safety Net program was projected at 210,068 in FY 2022, a decrease of 3.6 percent from FY 2021.

The rise in unemployment and decrease in family income resulted in an increase to the public assistance caseload, particularly in NYC, that increases Safety Net assistance. The Updated Financial Plan reflected that spending for Safety Net assistance is not expected to return to pre-pandemic levels until after FY 2024. In addition, the Updated Financial Plan included time-limited emergency rental assistance using Federal resources and a new recurring State funded rental assistance program to assist individuals and families most impacted by the pandemic.

SSI spending was expected to remain level over the Updated Financial Plan period, with no change in caseloads. Spending increases for homeless housing and services in the outyears reflected a transition from State settlement funds to the General Fund for the Empire State Supportive Housing Initiative (“ESSHI”), which funds supportive housing constructed for vulnerable homeless populations under the Governor’s Affordable Housing and Homelessness Plan. This transition from settlement funds reflected all costs of the ESSHI program that are shared by multiple agencies and will be allocated to those agencies in a future update to the Updated Financial Plan.

Office of Children and Family Services

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. It oversees the State’s system of family support and child welfare services administered by local social services districts and community-based organizations. Specifically, child welfare services, financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

The Updated Financial Plan achieves savings by aligning fiscal responsibility for residential school placements of children with special needs with the responsible school districts, outside NYC, in 2022. Higher projected spending in 2022 reflects the repayment of local aid withheld in FY 2021, as well as funding for legislative program adds. Lastly, projections for Child Welfare Services, Child Care, and Committees on Special Education payments were revised to align projections with current year spending trends.

Transportation

The Department of Transportation (“DOT”) directly maintains and improves approximately 43,700 State highway lane miles and nearly 7,900 bridges. The DOT also partially funds regional and local transit systems, including the MTA; local government highway and bridge construction; and rail, airport, and port programs.

As of December 3, 2021, in FY 2022, the State expected to provide $6.1 billion in operating aid to mass transit systems, including $2.3 billion from the direct remittance of various dedicated taxes and fees to the MTA and $252 million from a State supplement to the Payroll Mobility Tax (“PMT”) tax collections. The MTA, the nation’s largest transit and commuter rail system, was scheduled to receive $5.5 billion (approximately 90 percent) of the State’s mass transit aid.

Projected operating aid to the MTA and other transit systems mainly reflected the current receipts forecast. A substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020 -2024 Capital Plan. This included a portion of sales tax receipts collected by online marketplace providers on all sales facilitated through their platforms, and implementation and enforcement of regulations associated with the Wayfair decision, which, as of December 3, 2021, was projected to provide the MTA with $156 million in dedicated revenues in FY 2022.

Local Government Assistance

Direct aid to local governments includes the AIM program, created in FY 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, cities, towns, and villages; and efficiency-based incentive grants to local governments.

Higher spending in FY 2022 reflected the projected increases in awards from the Restructuring Board pursuant to the Local Government Performance and Efficiency Program, as well as requests for State matching funds through the County Wide Shared Service Initiative. Higher spending in FY 2022 also included the payment of FY 2021 local aid payments that were withheld, as well as targeted legislative adds.

Agency Operations

Agency operating costs consist of Personal Service (“PS”), Non-Personal Service (“NPS”), and GSCs. PS includes salaries of State employees of the Executive, Legislative, and Judicial branches consistent with current negotiated collective bargaining agreements, as well as temporary/seasonal employees. NPS includes real estate rentals, utilities, contractual payments (e.g., consultants, IT, and professional business services), supplies and materials, equipment, and telephone service. GSCs, discussed separately, reflect the cost of fringe benefits (e.g., pensions and health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, as well as certain fixed costs such as litigation expenses and taxes on public lands. Certain agency operating costs of DOT and the Department of Motor Vehicles (“DMV”) were included in Capital Projects Funds and were not reflected in State Operating Funds.

As of December 3, 2021, approximately 94 percent of the State workforce was unionized. The largest unions included CSEA, which represents office support staff, administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; Public Employees Federation, which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); United University Professions, which represents faculty and nonteaching professional staff within the SUNY system; and NYSCOPBA, which represents security personnel (correctional, safety and security officers).

After adjustment for COVID-19 related expenses, agency operational costs were projected to remain stable over the Updated Financial Plan period.

Operational spending for executive agencies is affected by pandemic response and recovery efforts, including: the timing of Federal reimbursement; the timing of offsets of expenses across FYs; the payment of general salary increases that were scheduled to go into effect on April 1, 2020 that were delayed until FY 2022; and the payment of salary increases through FY 2023 pursuant to existing contracts. This includes the recent ratification of a new contract by PEF members on July 27, 2021. State Operating spending has been increased in FY 2022 by $386 million for the retroactive PEF salary increases for FYs 2020 and 2021.

Pursuant to guidelines established by the U.S. Treasury, as of December 3, 2021, the State charged roughly $1.7 billion in eligible costs to the Federal CRF in FY 2021. This included approximately $1.6 billion in payroll costs (excluding fringe benefits) for public health and safety employees through December 31, 2020 and other eligible pandemic response costs. Another $132 million in expenditures that were incurred in FY 2020 were subsequently cancelled and refunded in FY 2021. As of December 3, 2021, the Updated Financial Plan also assumed additional costs incurred by the State in the first instance in FY 2021 would be charged to the CRF in FY 2022.

As of December 3, 2021, certain pandemic response expenses incurred in FY 2021, including PPE, durable medical equipment, costs to build out field hospital facilities, testing, and vaccination activities were expected to be reimbursed by FEMA. DOB expected reimbursement over several years based on past claims experience. In FY 2022, State agencies were expected to incur additional costs to respond to the COVID-19 pandemic, which were expected to be funded with Federal aid from the CRF and FEMA.

As a response to budget pressures caused by the pandemic, executive agency budgets, except for facility operations and public health and safety, were reduced by 10 percent from budgeted levels beginning in FY 2021 and continuing over the Updated Financial Plan period. Savings were expected to be achieved through adherence to hiring restrictions, limiting new contracts or purchase orders on NPS (excluding those needed to protect the health, safety and security of employees and citizens), and to ensure the continuation of high priority operations and services. Other notable spending changes include:

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Mental Hygiene. Actions include closing vacant State-operated mental health inpatient beds across the State that have been vacant for at least 90 days, and will not have a negative impact on the availability of services. Funding is also added for public education and drug treatment to reduce the risks associated with cannabis use

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Corrections and Community Supervision. Higher spending starting in FY 2022 reflects increased costs associated with the Humane Alternatives to Long Term Solitary Confinement Act and Medication-Assisted Treatment (“MAT”). These increased costs are offset by planned savings from a reduction in excess prison capacity due to declines in the prison population

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Children and Family Services. The Updated Financial Plan limits support to Voluntary Agency Not-for-Profit providers operating residential programs for 16- and 17-year old youth in the juvenile justice system to actual placements. The Updated Financial Plan also seeks to right size the State juvenile justice facility system by reducing/eliminating excess bed capacity and closing two youth facilities with under-filled beds. Higher spending in FY 2022 is due to the shift of operating costs to local assistance in FY 2021.

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State University. Spending for SUNY was revised upward to reflect additional funding for various programs requested by the legislature and to adjust for an increase in COVID-19 related costs in hospitals.

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City University. Spending associated with CUNY Senior College operations was being reclassified from a special revenue fund and agency trust combination to an enterprise fund, resulting in a reduction in reported CUNY spending.

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All Other Agencies. As of December 3, 2021, Agriculture and Markets were working with ESD on the administration of seven marketing orders. The Enacted Budget extended ESD’s existing authority to issue market orders to 2026. DMV and DTF will also receive new funding from the Cannabis Revenue Fund for maintaining traffic safety and operational costs.

Workforce

In FY 2022, $14.9 billion or 13.2 percent, of the State Operating Funds budget was dedicated to supporting FTE employees under direct Executive control; individuals employed by SUNY and Independent Agencies; employees paid on a non-annual salaried basis; and overtime pay. Roughly two-thirds of the Executive agency workforce is in the mental hygiene agencies and DOCCS.

General State Charges

The State provides a variety of fringe benefits to current and former employees, including health insurance, pensions, workers’ compensation coverage, UI, survivors’ benefits, and dental and vision benefits (some of which are provided through union-specific Employee Benefit Funds). The GSC budget also pays the Social Security payroll tax and certain statewide fixed costs, including taxes on State-owned lands, Payments in Lieu of Taxes and judgments and settlements awarded in the Court of Claims. Many of these payments are mandated by law or collective bargaining agreements.

Employee fringe benefits paid through GSCs are financed from the General Fund in the first instance, then partially reimbursed by revenue collected from agency fringe benefit assessments. In FY 2021, fringe benefit assessments reflect the reclassification of PS and related fringe benefits costs for State Police first responders and public safety officers to the Federal CRF pursuant to Treasury guidelines. This resulted in higher Federal fringe benefit assessments and lower General Fund spending in FY 2021. In FY 2022, GSC spending reflects additional collection of Federal Fringe benefit assessments of $197 million related to the planned shift of payroll costs to the CRF.

As of December 3, 2021, GSC spending was projected to increase by an average of 10.6 percent over the Updated Financial Plan period mostly due to the deferment of payroll tax payments in the current year. In response to the COVID-19 pandemic, the Federal CARES Act authorized employers to defer payment of non-Medicare payroll taxes from April-December 2020, and for the deferral to be repaid without interest in two equal payments on December 31, 2021 and December 31, 2022. Payroll taxes are 7.65 percent of PS costs (6.2 percent for Social Security and 1.45 percent for Medicare). The State deferred the allowable non-Medicare payment through December 2020 for a total of $556 million for the Executive, $69 million for the Judiciary and $49 million for SUNY Hospitals.

Growth in the health insurance program over the plan period reflects medical inflation and the potential for more spending resulting from increased utilization following delayed medical visits and procedures during the pandemic.

At the end of FY 2021, the State paid off $918 million in pension amortizations that were otherwise due in FY 2022 through FY 2026. The prepayment of those costs saved a total of $64.5 million in interest expenses, of which nearly half will be realized in FY 2022 ($31 million). The one-time prepayment of $918 million in FY 2021 reduced future liabilities through FY 2026.

The Judiciary made a similar prepayment in FY 2022 which generated additional interest savings. This prepayment will commensurately reduce General Fund costs through FY 2026.

Increases in workers’ compensation, other fringe benefits, and fixed costs are reflective of current spending trends. Under the Federal CARES Act and the Continued Assistance Act, the Federal government covered 50 percent of the costs of the State’s employer charges for UI. Under ARP, signed in March 2021, this benefit was increased to 75 percent of the State’s costs and extended to September 2021. Pursuant to authority granted by the Governor, which expired in June 2021, the Commissioner of the New York State Department of Labor ordered the elimination of the remaining charges for reimbursable employers during the pandemic. The FY 2021 actual and FY 2022 projections for UI is reflective of these actions.

Transfers to Other Funds (General Fund Basis)

General Fund resources are transferred to other funds to finance a range of other activities, including debt service for bonds that do not have dedicated revenues, SUNY operating costs and certain capital projects.

As of December 3, 2021, General Fund transfers to other funds were expected to total $8.0 billion in FY 2022, an increase of $65 million from FY 2021. Transfers for other purposes were projected to decline, mainly due to non-recurring transfers for School Aid in FY 2021 to offset lower lottery receipts. These decreases are partly offset by growth in transfers to support debt service and SUNY.

Transfers to capital projects funds are impacted by the timing of bond receipts to offset costs initially funded by monetary settlements; reimbursements to the capital projects fund; increased PAYGO capital spending; and a significantly larger transfer to support the DHBTF in FY 2021 due to the substantial decline in tax receipts.

The DHBTF receives motor vehicle fees, PBT, the motor fuel tax, HUT, the auto rental tax, utilities taxes, and miscellaneous transportation-related fees. These resources are used to pay debt service on transportation bonds, finance capital projects, and pay for certain operating expenses of DOT and the DMV. The General Fund subsidized DHBTF expenses that are not covered by revenue and bond proceeds.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as ESD, DASNY, and the New York State Thruway Authority (“NYSTA”). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

As of December 3, 2021, State Operating Funds debt service was projected to be $6.7 billion in FY 2022, of which $392 million was paid from the General Fund and $6.3 billion was paid from other State funds supported by dedicated tax receipts . The General Fund finances debt service payments on General Obligation and service contract bonds. Debt service for other State-supported bonds is paid directly from other dedicated State funds, subject to appropriation, including PIT and Sales Tax Revenue bonds, DHBTF bonds, and mental health facilities bonds.

Debt service declines from FY 2021 to FY 2022 were due to the repayment of $4.5 billion of PIT notes, which were issued during FY 2021 to help manage the adverse cash flow impact that resulted from the Federal extension of tax filing deadlines in response to the pandemic. In addition, debt service declines year-over-year due to the FY 2021 prepayment of $3.1 billion of debt service due in future years. In March 2021, the State terminated an undrawn $3.0 billion line of credit that was to expire at the end of FY 2021. The interest expense on the notes and the commitment fee on the credit facility were reimbursed with Federal aid from the CRF, as the financings were due solely to the Federal decision to extend tax filing deadlines in response to the pandemic, and therefore, are not reflected in debt service actuals.

The Enacted Budget authorized liquidity financing in the form of up to $3.0 billion of PIT notes and $2.0 billion of line of credit facilities in FY 2022. As of December 3, 2021, the Updated Financial Plan did not assume any PIT note issuances or use of the line of credit. DOB evaluates cash results regularly and may adjust the use of notes and/or the line of credit based on liquidity needs, market considerations, and other factors.

As of December 3, 2021, the Updated Financial Plan estimates for debt service spending reflect bond sale results including refundings, projections of future refunding savings, and the adjustment of debt issuances to align with projected bond-financed capital spending. Estimates also continued to reflect the issuance of PIT or Sales Tax bonds for the State’s $10.3 billion contribution to the MTA’s 2015-19 and 2020-24 Capital Plans. The State converted its contribution to bond-financed capital in 2020 to help the MTA after the pandemic impaired the MTA’s ability to access cost-effective financing through their Transportation Revenue Bond credit. Previously, the Financial Plan had assumed that the projects would be bonded by the MTA but funded by the State through additional operating aid to the MTA. The State has issued PIT Revenue Bonds to fund $3.6 billion of the State’s portion of the MTA’s 2015-19 Capital Plan.

The Updated Financial Plan reflected debt service prepayments of $3.1 billion that were made in FY 2021 and $1.4 billion that were expected as of December 3, 2021 to be made in FY 2022. The prepayments were expected to reduce debt service that comes due in FY 2022 ($975 million), FY 2023 ($1.1 billion), FY 2024 ($1.1 billion), and FY 2025 ($1.3 billion).

PRIOR FISCAL YEARS

Cash-Basis Results for Prior Fiscal Years

General Fund Fiscal Years 2019 through 2021

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys in prior FYs were also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the FY results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund in any given FY as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the FY, and (c) maintenance of other designated balances, as required by law.

The State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

FY 2021

The State ended FY 2021 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. General Fund receipts, including transfers from other funds, totaled $74.3 billion. General Fund disbursements, including transfers to other funds, totaled $74.1 billion. The State ended FY 2021 with a General Fund balance of $9.2 billion, an increase of $217 million from FY 2020 results.

FY 2020

The State ended FY 2020 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $79.2 billion. General Fund disbursements, including transfers to other funds, totaled $77.5 billion. The State ended FY 2020 with a General Fund balance of $8.9 billion, an increase of $1.7 billion from FY 2019 results.

FY 2019

The State ended FY 2019 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $70.5 billion. General Fund disbursements, including transfers to other funds, totaled $72.8 billion. The State ended FY 2019 with a General Fund balance of $7.2 billion, a decrease of $2.2 billion from FY 2018 results. The decline in the fund balance was largely attributable to the use of $1.9 billion in cash received in FY 2018. These funds were related to the acceleration of an estimated $1.9 billion in PIT payments as taxpayers responded to the $10,000 limit on SALT deductibility of income and property taxes enacted by Congress and effective for TY 2018. In addition, the Extraordinary Monetary Settlements balance declined consistent with planned spending.

State Operating Funds Fiscal Years 2019 through 2021

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

FY 2021

State Operating Funds receipts totaled $106.4 billion in FY 2021, an increase of $2.1 billion over the FY 2020 results. Disbursements totaled $104.2 billion in FY 2021, an increase of $2.1 billion or 2 percent from the FY 2021 results. The State ended FY 2021 with a State Operating Funds cash balance of $15.1 billion.

FY 2020

State Operating Funds receipts totaled $104.2 billion in FY 2020, an increase of $6.5 billion over the FY 2019 results. Disbursements totaled $102.2 billion in FY 2020, an increase of $2.0 billion or 2 percent from the FY 20 2020 with a State Operating Funds cash balance of $14.4 billion.

FY 2019

State Operating Funds receipts totaled $97.7 billion in FY 2019, a decrease of $1.7 billion over the FY 2018 results. Disbursements totaled $100.1 billion in FY 2019, an increase of $2.0 billion or 2 percent from the FY 2018 results. The State ended FY 2019 with a State Operating Funds cash balance of $12.4 billion.
All Funds Fiscal Years 2019 through 2021

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds.

FY 2021

All Funds ended FY 2021 with a balance of $18.9 billion, $4.7 billion above FY 2020. The higher balance was attributable to higher receipts, which are partly offset by higher spending as summarized below.

Higher receipts reflected PIT collections that were higher than in FY 2020 by $1.3 billion (2.4 percent), primarily due to growth in withholding and final returns, augmented by a decline in advanced credit payments related to the expiration of the Property Tax Relief Credit. The growth in PIT collections was offset by a decrease in total estimated payments driven by a decline in the growth of nonwage income not related to UI and by an increase in current year refunds. Consumption/use tax collections were significantly lower ($1.9 billion) than the prior year due to substantial declines in sales tax and motor fuel tax receipts due to the pandemic. Lower business taxes ($204 million) were attributable to reduced CFT and gross insurance taxes combined with lower PBT collections, partially offset by higher CFT audits and lower CFT refunds.

The receipt of $4.5 billion in note proceeds from the FY 2021 liquidity financing, along with increased income from SUNY, resulted in annual growth in miscellaneous receipts ($1.3 billion). Offsetting this growth, significant declines were observed in lottery receipts ($554 million), HCRA receipts ($425 million), other licenses/fees ($199 million), and investment income ($137 million), all of which were negatively impacted by the COVID-19 pandemic. In addition, receipts from extraordinary monetary settlements decreased ($187 million). Receipts also reflected a decrease in reimbursements of capital projects from bond proceeds ($900 million).

Federal grants were $13.1 billion higher in FY 2021 than in FY 2020, largely due to the receipt of Federal CARES Act funding, funding for the LWA program, eFMAP and emergency rental assistance.

State Operating Funds spending totaled $104.2 billion in FY 2021, an increase of $2 billion (2.0 percent) from FY 2020 due primarily to the prepayment of debt service obligations and pension amortizations, offset by reduced disbursements in local assistance and agency operations.

Local assistance spending was $3.6 billion lower than in the prior year, mainly due to a decline in Medicaid ($2.4 billion) attributable to COVID-19 Federal funding which had the effect of reducing State spending ($3.4 billion). State share costs associated with increased pandemic-related enrollment ($912 million) and timing of offline payments ($107 million) eroded the value of the FMAP benefit.

Local assistance payments totaling $1.4 billion were delayed from FY 2020 to FY 2021 due to interruptions and uncertainty caused by the pandemic. These payments affected spending levels for higher education, social welfare, public health, transportation, and mental hygiene. The delay partly offset the overall reduction in local assistance spending.

Other significant variances in local assistance spending include:

●

Timing delays attributable to the ongoing payment review and withholding process, as well as claiming and processing delays. Impacted areas include student financial aid ($148 million), Preschool Special Education and Summer School Special Education s ($189 million), Non-Public School Aid ($137 million) and various other education programs ($162 million).

●

General Aid payments for School Aid ($190 million) reflected lower expense-based aid claims and the offset of a portion of State support to school districts with Federal CARES Act funds. The portion of School Aid supported by Lottery revenues also declined ($186 million) due to lower receipt projections.

●	TRS payments ($238 million) reflected a lower contribution rate consistent with the forecasted pension portfolio.
●	STAR ($157 million lower) reflected the transition of beneficiaries from the STAR benefit program to the STAR PIT credit.

Lower spending in executive agency operations was driven by the reclassification of certain eligible FY 2021 expenses to the Federal CRF, one-time NYSCOPBA collective bargaining retroactive payments made in FY 2020, the withholding of general salary increases, execution of 10 percent State Operations reductions and general underspending. Fringe benefit spending declined due to the deferment of Social Security payments, as permitted under the CARES Act, and increased reimbursement of fringe costs from Federal funds due to the reclassification of eligible PS expenses to the CRF. These declines were partially offset by the repayment of pension amortizations ($918 million) and higher health insurance payments ($111 million).

Higher debt service spending was largely due to the repayment of the FY 2021 liquidity financing ($4.5 billion) and the impact of debt service prepayments ($3.1 billion).

Higher capital projects spending ($333 million) reflected higher spending on capital projects for the MTA ($825 million), DHCR ($202 million) and other agencies. This growth was offset by underspending in SIA ($455 million), Environmental Conservation ($241 million), ESD ($154 million), and SUNY ($126 million).

Federal operating spending growth ($11.2 billion) mainly reflects the LWA payments, temporary eFMAP, and public health and safety costs charged to the Federal CRF.

FY 2020

All Funds ended FY 2020 with a balance of $14.3 billion, $4.3 billion above FY 2019 as both receipts and disbursements were higher than the prior year levels.

Higher receipts included growth in tax collections and Federal Grants that were partly offset by a drop in miscellaneous receipts. Growth in local assistance spending was primarily comprised of Medicaid, attributable to increased claiming and offline payments, and School Aid, reflecting the authorized School Aid increase. State operations growth reflected the payment of retroactive salary increases, higher SUNY spending, and non-personal spending for COVID-19 related expenses. Debt service spending was lower than the prior year due mainly to the prepayment of FY 2020 obligations at the end of FY 2019.

PIT collections were $5.6 billion (11.6 percent) higher than last year due to an increase in April 2019 extensions and final returns related to taxpayer behavior in response to the cap on SALT deductions and moderate growth in withholding, partially offset by a scheduled increase in TY 2019 Property Tax Relief Credits and continued phase-in of the middle class tax cut program.

Business tax collections growth ($1.1 billion) was due to higher CFT and insurance gross receipts partially offset by higher refunds. Growth in consumption/use tax collections ($666 million) reflected growth of the sales tax base. It also reflected additional revenues from the requirement that marketplace providers collect SUT on sales that they facilitate, the elimination of the ESCOs exemption, and DTF guidance associated with the U.S. Supreme Court Wayfair ruling. These increases were partially offset by the direct remittance of various supplemental fees and taxes to the MTA beginning in FY 2020.

Miscellaneous receipts declined by $1.7 billion (5.5 percent) due to a reduction in bond proceeds reimbursements in response to capital spending ($946 million), reduced proceeds from Fidelis Care pursuant to the sale of substantially all its assets to Centene Corporation in July 2018 ($600 million) and a drop in Extraordinary Monetary Settlement receipts ($319 million).

Federal grants were $3.7 billion higher in FY 2020 than in FY 2019 largely due to the deferral of the final FY 2019 Medicaid cycle as well as the timing of reimbursements for program costs initially financed by the State and later reimbursed with Federal funding.

State Operating Funds spending totaled $102.2 billion in FY 2020, an increase of $2 billion (2.0 percent) over FY 2019.

Local assistance spending was $2.5 billion higher than the prior year, mainly due to growth in Medicaid ($1.7 billion), Mental Hygiene ($1.3 billion) and School Aid ($965 million). Medicaid spending growth reflected escalating program utilization and costs for certain populations, including Managed Long-Term Care and an increase in “offline” payments such as Medicaid clawback and Supplemental Medical Insurance (SMI). Lower rebates augmented the increase. In addition, an adjustment to the amount of mental hygiene spending funded under the Global Cap resulted in a decrease in Medicaid spending with a commensurate increase in mental hygiene spending ($1 billion). Higher School Aid spending included the authorized 3.8 percent State aid increase. The higher spending was partly offset by the roughly $1.9 billion of payments that were not released, as described above. Other significant variances include:

●

Transportation ($449 million lower) included one-time payments made to the MTA in FY 2019 for the MTA Subway Action Plan ($194 million), and a final payment of PMT collections attributable to FY 2018 ($135 million).

●	STAR ($239 million lower) reflected the transition of beneficiaries from the STAR Exemption program to a STAR PIT credit.
●	Public Health ($282 million higher) due to higher CHP disbursements related to the Medicaid eligible immigrant population.
●

All Other Education ($176 million higher) largely related to the timing of payments for nonpublic school aid ($77 million), charter schools ($55 million) and preschool special education programs ($44 million).

Agency operational spending growth ($1.1 billion) included costs associated with the payment of retroactive salary increases in FY 2020 and costs related to the State response efforts to the COVID-19 pandemic. Higher University System costs reflected spending for SUNY hospitals and PS costs at SUNY colleges. Fringe benefits spending increased due to growing employee health insurance, social security, and pension payments.

Debt service spending declined due to the impact of prepayments affecting both FY 2020 and FY 2019. Lower Capital Projects spending (State and Federal) occurred in ESD ($317 million), Special Infrastructure ($230 million), and MTA ($195 million); which was partly offset by growth in public health ($223 million), housing ($79 million), and various other areas.

Federal operating spending growth reflected Medicaid utilization and cost increases ($1.0 billion), higher DHSES spending ($237 million); partially offset by a timing variance related to school district claiming of IDEA grants ($268 million), and reduced spending for Medicaid administration ($252 million), EP ($173 million) and child care ($115 million).

FY 2019

All Funds receipts were $2.6 billion (1.6 percent) higher than the prior year, comprising $3.7 billion in lower tax receipts (4.7 percent), which was more than offset by $3.9 billion in higher miscellaneous receipts and $2.4 billion in additional Federal aid.

PIT receipts decreased by $3.4 billion (6.6 percent) due to a significant decline in current estimated payments (related to taxpayer response to the cap on SALT deductions) and growth in credits paid for property tax relief and STAR programs. The decrease was partially offset by modest growth in withholding receipts, and a decline in total TY 2017 current refunds as the result of a nearly $500 million year over year increase in the FY 2018 administrative refund cap.

The declines in all other taxes included the direct remittance of the PMT collections to the MTA beginning in FY 2019, which previously passed-through the State and were thus included in the FY 2018 receipts ($1.4 billion). In addition, estate tax payments were lower due to year-over-year decreases in the number of super-large estate tax payments. These declines were partly offset by higher Consumption/User tax collections ($645 million) due to growth in sales tax and the return to more normal refund levels for HUT. Business taxes were also higher than prior-year ($748 million) due to higher gross receipts and lower refunds, partially offset by lower audits.

Miscellaneous receipts were $3.9 billion (14.4 percent) higher in the current year mainly due to the receipt of a payment from Fidelis Care pursuant to the sale of substantially all its assets to Centene Corporation ($1 billion); unplanned extraordinary settlement moneys ($328 million); HCRA receipts ($136 million), Lottery ($94 million), Licenses and Fees ($74 million), revenues deposited into the newly created Charitable Gifts Trust Fund ($93 million) and increases in various fees deposited to Special Revenue funds across multiple agencies. Higher bond proceed reimbursements ($1.8 billion) were primarily associated with DOT and SUNY and were partly offset by the lower receipts from the ESDC.

Federal grants were $2.4 billion higher, consistent with Federal operating aid disbursements described below.

All Funds spending was $7.1 billion (4.4 percent) higher than FY 2018. The increase resulted largely from higher Federal operating spending ($3.5 billion), higher State Operating Funds spending ($2.0 billion) and higher Capital Projects Fund spending ($1.6 billion).

State Operating Funds spending totaled $100.1 billion, an increase of nearly $2 billion (2 percent) compared to the prior-year. Growth in School Aid ($946 million) and Medicaid ($888 million) was partially offset by lower aggregate spending in all other programs and purposes.

School Aid spending growth was largely due to an increase in General Aid payments ($905 million) and the timing of State Wide Universal Full-Day Prekindergarten aid payments to NYC which were delayed from FY 2018 to FY 2019 ($228 million). These increases were partially offset by lower spending for Teachers’ Retirement ($221 million).

Medicaid Program growth was largely due to increased enrollment and utilization of the program ($1.5 billion). In particular, enrollment in the Managed Long Term Care program which generally serves a more expensive population experienced growth of roughly 13 percent over the prior year. These increases were partially offset by credits of $427 million, including prescription drug rebates for Medicaid recipients. Other savings were realized from the ACA tax reconciliation and use of tobacco settlement funds to partially offset the costs of the State’s takeover of local Medicaid growth ($427 million).

Lower other local assistance spending was primarily related to the direct flow of PMT collections to the MTA, which previously passed through the State and was included in the FY 2018 results, and the transition of STAR from a spending program into a PIT tax credit.

Executive agency operations spending growth reflected certain transportation operating costs that were moved from the DHBTF to the General Fund beginning in the current year ($291 million). Excluding these costs, Executive agency operations declined. Operating spending for elected officials increased due to PS costs associated with collectively bargained retroactive payments. SUNY costs reflected retroactive salary payments that were more than offset by a change in accounting for campus funded scholarship payments.

Higher fringe benefits spending was driven by planned cost increases for the State’s share of employee health insurance and workers compensation payments.

Higher debt service spending was mostly attributable to the prepayment of FY 2020 obligations at the end of FY 2019.

Capital Projects Fund spending increases reflected higher expenses for the MTA ($674 million), DOH ($138 million), State and Municipalities projects ($137 million), ESDC ($159 million), and Department of Environmental Conservation ($225 million).

Growth in Federal operating aid spending was driven mainly by:

●	Medicaid ($2.3 billion) program growth consistent with the summary above, as well as payments to providers serving a disproportionate share of low income individuals;
●

Social Services ($609 million) timing of payments related to Child Care ($385 million), Flexible Fund for Family Services ($198 million), and public assistance benefit payments ($55 million); offset by lower SNAP payments ($54 million);

●	School Aid ($396 million) increases in Federal Every Student Succeeds Act (ESSA) grants;
●	Medicaid Administration ($315 million) resolution of FY 2016 CMS deferrals; and

●	Special Education ($271 million) IDEA flow-through grants.

CAPITAL PROGRAM AND FINANCING PLAN

Capital Plan

The total commitment and disbursement levels reflected, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to FY 2022.

The COVID-19 pandemic had a material impact on capital spending levels in FY 2021. As of June 8, 2021, the DOB expected that capital activity may continue to be impacted by a number of factors, including: continued protocols that have been mandated (i.e., social distancing requirements); supply chain disruptions and increased cost of materials; added complexity and coordination to complete projects; and continued review and prioritization of capital projects and grants to ensure that projects are directly related to addressing public health and safety issues or spurring economic activity.

FY 2022 Capital Projects Spending

As of June 8, 2021, spending on capital projects was projected to total $15.9 billion in FY 2022. Overall, capital spending in FY 2022 was projected to increase by 3.3 billion or 26.0 percent from FY 2021.

In FY 2022, transportation capital spending, which includes mass transit, was projected to total $7.5 billion, which represented 47 percent of total capital spending. Economic development spending was projected to account for 8 percent, higher education capital spending was projected to account for 9 percent, and spending related to parks and the environment represented 8 percent. The remaining 28 percent was projected to be comprised of spending for health care, mental hygiene, social welfare, public protection, education, general government, and the all other category, which included Special Infrastructure Account spending.

Transportation capital spending was projected to increase by $ 1.4 billion (22.1 percent) from FY 2021 to FY 2022, which was primarily attributable to lower than expected spending in FY 2021 and the projected spend out from the two-year DOT capital plan . Additional growth in FY 2022 was due to projected spending from the State’s multi-year $9.1 billion contribution to the MTA’s 2015-19 Capital Plan.

Parks and environment spending was estimated to increase by $285 million (31 percent) in FY 2022, reflecting primarily reflecting the continued phase-in of the $5 billion clean water drinking grants program. Economic development spending was projected to increase by $ 399 million (44 percent). This reflected the continued investment in programs created to promote regional economic development, including spending from both phases of the Buffalo Billion program, the URI, Lake Ontario REDI, and REDCs.

Spending for health care was projected to increase by $150 million (28 percent) in FY 2022. The increase was due to spending from Health Care Restructuring Program grant awards; and the continued phase-in of spending related to the Health Care Facility Transformation Program.

Spending for social welfare was projected to increase by $460 million (72 percent) as a result of an anticipated increase in activity for the Affordable and Homeless Housing Capital Plan, including new funding for additional supportive housing units, as well as spending for capital projects at NYCHA.

Education spending was projected to increase by $211 million (162 percent) in FY 2022. The increase was primarily due to expected spending from the Smart Schools Bond Act.

Higher education spending was projected to increase by $292 million (25 percent) in FY 2022, which was primarily related to the ongoing maintenance and preservation of SUNY and CUNY facilities and infrastructure.

Spending for public protection was projected to decrease by $276 million (11 percent) in FY 2022, which was attributable to anticipated FEMA COVID-19 reimbursement which will offset DHSES and DMNA expenses in the current year.

Mental hygiene capital spending was anticipated to increase by $171 million (37 percent) in FY 2022, reflecting continued investment in mental health facilities.

General governmental capital spending was projected to increase by $35 million (9 percent), which was mainly attributable to higher projects spending in FY 2021 for ITS.

Spending in the All Other category was projected to increase by $ 210 million (36 percent). The increase in FY 2022 is almost entirely attributable to the projected payment for the Empire Sta on Complex from the Special Infrastructure Account, which is offset by an $1 billion unallocated underspending projection due to the expected underspending that occurs as a result of normal timing related to the delivery of capital projects.

Financing Fiscal Year 2022 Capital Projects Spending

As of June 8, 2021, in FY 2022, the State planned to finance 63 percent of capital projects spending with long-term bonds and 37 percent with cash and Federal aid. Most of the long-term bonds (98 percent) were expected to be issued on behalf of the State through public authorities. All authority debt issued on behalf of the State is approved by the State Legislature, acting on behalf of the people, and subject to approval by the Public Authorities Control Board (“PACB”) and the issuing authority’s board of directors. Authority bonds, as defined in the Capital Plan, do not include debt issued by authorities that are backed by non-State resources. State cash resources, including monetary settlements, were expected to finance 20 percent of capital spending. Federal aid was expected to fund 17 percent of the State’s FY 2022 capital spending, primarily for transportation. Year-to-year, total PAYGO support was projected to increase by $715 million, with State PAYGO decreasing by $12 million and Federal PAYGO support increasing by $727 million. Bond-financed spending was projected to increase by $2.6 billion, with Authority Bond spending increasing by $2.4 billion and General Obligation Bond spending increasing by $135 million.

Financing Plan

New York State, including its public authorities, is one of the largest issuers of municipal debt in the United States, ranking second among the states, behind California, in the aggregate amount of debt outstanding. As of March 31, 2021, State-related debt outstanding totaled $58.9 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.0 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that were paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. The State’s debt reform caps on debt outstanding and debt service apply to State-supported debt.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or NYC has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (e.g., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority revenue bonds, MTA revenue bonds and DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (e.g., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State- supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt and debt of the LGAC is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and Sales Tax Revenue Bonds) acting under the direction of DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for PIT Revenue Bonds are DASNY, ESD, NYSTA, the Environmental Facilities Corporation, and the New York State Housing Finance Agency and the Authorized Issuers for Sales Tax Revenue Bonds are DASNY, ESD, and NYSTA. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, PACB and the State Comptroller.

State-Supported Debt Outstanding

State-supported debt includes General Obligation Bonds, State PIT Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation Bonds, cannot be made without annual appropriation by the State Legislature, but the State’s credits have different security features, as described in this section. The Debt Reform Act limits the amount of new State supported debt issued since April 1, 2000.

The Enacted Budget authorizes short-term financing for liquidity purposes during FY 2022. In doing so, it provides a tool to help the State manage cashflow, if needed, and more effectively deploy resources as the State continues to respond to the pandemic. Specifically, the authorization allows for the issuance of up to $3 billion of PIT revenue anticipation notes that must be issued before the end of December 2021 and mature no later than March 31, 2022. It also allows up to $2 billion in line of credit facilities, which are limited to 1 year in duration and may be drawn through March 31, 2022 subject to available appropriation. Neither authorization allows borrowed amounts to be extended or refinanced beyond their initial maturity. As of June 8, 2021, the Financial Plan did not assume short-term liquidity financing during FY 2022. DOB evaluates cash results regularly and may adjust the use of notes and/or the line of credit based on liquidity needs, market considerations, and other factors.

In FY 2021, the State issued $4.5 billion of short-term PIT notes to manage a temporary delay in PIT tax receipts caused by the extension of the Federal PIT filing deadline until July 2020. The notes were repaid in full at maturity prior to the end of FY 2021. In March 2021, the State terminated an undrawn $3 billion line of credit that was set to expire at the end of FY 2021.

The Enacted Budget also continues the exclusion of FY 2022 debt issuances from the Debt Reform Act’s limitations. State legislation enacted in connection with the FY 2021 and FY 2022 Enacted Budgets excluded FY 2021 and FY 2022 debt issuances from the Debt Reform Act’s limitations, as part of the State response to the COVID-19 pandemic. Accordingly, any State-supported debt issued in FY 2021 and FY 2022 was not limited to capital purposes and was not counted towards the statutory caps on debt outstanding and debt service.

State PIT Revenue Bond Program

Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s Authorized Issuers. The legislation required 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. Over time, other State revenue sources have been dedicated to the RBTF in order to address the anticipated impact that certain legislative changes could have on the level of State PIT receipts, namely, the enactment of (i) the ECEP and the Charitable Gifts Trust Fund in 2018, and (ii) the PETET in 2021. The legislative changes were implemented to mitigate the effect of the TCJA that, among other things, limited the SALT deduction. In order to preserve coverage in the PIT Revenue Bond program, State legislation was enacted that dedicated 50 percent of ECEP receipts and 50 percent of PTET receipts for deposit to the RBTF for the payment of PIT bonds. In addition, in 2018 legislation was enacted that increased the percentage of PIT receipts dedicated to the payment of PIT bonds from 25 to 50 percent. As a result, 50 percent of PIT receipts, 50 percent of ECEP receipts and 50 percent of PTET receipts now secure the timely payment of debt service on all PIT bonds.

In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that RBTF receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 40 percent of the aggregate of annual State PIT receipts, ECEP receipts and PTET receipts or $12 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of June 8, 2021, DOB expects that the ECEP and PTET will be revenue neutral for PIT bondholders, although PIT receipts would decrease and ECEP and PTET receipts would increase to the extent that employers elect to participate in the ECEP and qualifying entities elect to pay PTET.

Donations to the Charitable Gifts Trust Fund, however, could reduce State PIT receipts by nearly one dollar for every dollar donated. Accordingly, the amount of donations to the State Charitable Gifts Trust Fund is the principal direct risk to the aggregate amount of New York State PIT receipts that would otherwise be received in a given year. On June 13, 2019, the IRS issued final regulations (Treasury Decision 9864) that effectively curtailed further donations to the Charitable Gifts Trust Fund beyond the $93 million in donations that the State received in 2018, when the U.S. Treasury and the IRS first published proposed regulatory changes. Virtually no additional donations to the Charitable Gifts Trust Fund have been received by the State after the 2018 TY. If Treasury Decision 9864 is upheld in Federal court, taxpayer participation in the future will likely be reduced. However, if the legal challenge is successful in restoring the full Federal tax deduction for charitable contributions, donations to the Charitable Gifts Trust Fund in future years could be higher than in 2018. In such event, the amount of donations to the Charitable Gifts Trust Fund would likely pose a risk to the amount of New York State PIT receipts deposited to the RBTF in future years.

DOB and DTF have calculated the maximum amount of charitable donations to the Charitable Gifts Trust Fund for TY 2021 through 2025 to be, on average, in the range of $23 billion annually. The calculation assumes that every resident taxpayer who has an incentive to donate will do so, and such donations will be equal to the total value of each resident taxpayer’s SALT payments, less the value of the $10,000 Federal SALT deduction limit, up to the value of the taxpayer’s total State tax liability. The calculation is dependent on several assumptions concerning the number of itemized filers. It relies on the most recent PIT population study file, as trended forward, as well as the impact of the TCJA and State law changes on the number and distribution of itemized and standardized filers. The calculation also assumes that (a) no further changes in tax law occur and (b) DOB projections of the level of State taxpayer liability for the forecast period as set forth in the Financial Plan are materially accurate. The calculation is only intended to serve as a stress test on State PIT receipts that may flow to the RBTF under different levels of assumed taxpayer participation. Accordingly, the calculation should not, under any circumstances, be viewed as a projection of likely donations in any future year. Other factors that may influence donation activity include: continued federal limitations on the SALT deduction coupled with statements, actions, or interpretive guidance by the IRS or other governmental actors relating to the deductibility of such donations; the liquidity position, risk tolerance, and knowledge of individual taxpayers; and advice or guidance of tax advisors or other professionals.

As of June 8, 2021, DOB believed that after factoring in the legislative adjustments to the dedicated portion of PIT receipts to be deposited to the RBTF, as well as the addition of the ECEP receipts and PTET revenues, RBTF Receipts were expected to remain above the level of PIT receipts that would have been expected under statutes in effect prior to April 1, 2018 (before the creation of the Charitable Gifts Trust Fund), even assuming maximum Charitable Gifts Trust Fund participation by taxpayers. While DOB believed that multiple factors can be expected to constrain donation activity, there can be no assurance that, under conditions of maximum participation, the amount of annual charitable gifts will not reduce the level of PIT receipts deposited into the RBTF below the levels projected in February 2018 before State tax reforms were enacted. If that were to occur, it was DOB’s expectation that changes to the tax law would be recommended to further increase the percentage of PIT receipts deposited into the RBTF.

As of March 31, 2021, approximately $43.8 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios were based upon estimates of RBTF receipts and included projected debt issuances.

The projected PIT Revenue Bond coverage ratios assumed that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under the PIT Revenue Bond and Sales Tax Revenue Bond programs. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the projected coverage ratios.

Sales Tax Revenue Bond Program

Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and was expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that was expected to provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured originally by dedicated revenues consisting of one cent of the State’s four cent SUT. The legislation also provided that upon the satisfaction of all the obligations and liabilities of LGAC, dedicated revenues will increase to 2 cents of the State’s four-cent SUT. This occurred when LGAC bonds were fully retired on April 1, 2021. Such sales tax receipts in excess of debt service requirements are transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to PIT and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits - PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs. Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2021, $10.7 billion of Sales Tax Revenue Bonds were outstanding.

Debt service coverage for the Sales Tax Revenue Bond program reflects the increased deposit to the Sales Tax Revenue Bond Tax Fund from an amount equal to a one percent rate of taxation to a two percent rate of taxation due to the full retirement of LGAC Bonds on April 1, 2021. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the coverage ratios.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature and approved by voter referendum. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on all new State-supported debt issued on and after April 1, 2000. Legislation included in the FY 2021 and FY 2022 Enacted Budgets authorized the exclusion of all State-supported debt issued in FY 2021 and FY 2022 from the calculation of the debt caps. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance.

General Obligation debt, as of June 8, 2021, was authorized for transportation, environment, housing and education purposes. Transportation-related bonds were issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds were issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds were issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, these bonds were expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Capital Plan was authorized under ten previously approved bond acts (five for transportation, four for environmental and recreational programs and one for education purposes). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. As part of the FY 2022 Enacted Budget, the State authorized the $3 billion Restore Mother Nature Bond Act to fund environmental restoration and climate mitigation project across the State.to be voted on in November 2022. DOB projected that spending authorizations from the remaining bond acts would be virtually depleted by the end of the Capital Plan.

As of March 31, 2021, approximately $2.2 billion of General Obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued General Obligation bonds, by issuing BANs. General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State FY in which they were issued (“seasonal borrowing”) has been limited due to the enactment of the fiscal reform program which created LGAC. LGAC bonds were fully retired on April 1, 2021, so the restrictions in place since 1990 no longer apply.

General Obligation BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation bond financing.

New York Local Government Assistance Corporation

In 1990, legislation was enacted creating LGAC, a public benefit corporation, as part of a State fiscal reform program to eliminate seasonal borrowing. Prior to this legislation, certain State payments to local governments were funded through an annual issuance of general obligation TRANs that would mature in the same State FY that they were issued. As part of the reform, LGAC was empowered to issue long-term obligations to fund the local payments, and was provided with dedicated revenues equal to one cent of the State’s four cent sales and use tax in order to pay debt service on these bonds. Furthermore, the legislation eliminated all seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating any seasonal borrowing over time. No restrictions were placed upon the State’s ability to issue TRANs (issued in one year and maturing in the following year). The State last issued TRANs in this manner in 1992.

As of July 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. In FY 2020, the State refunded $569 million of LGAC bonds with the proceeds of Sales Tax Revenue Bonds. Due to the refunding, as of June 8, 2021, no LGAC bonds remained outstanding.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to NYC or its assignee. Legislations adopted as part of the Enacted Budget included authorization for DASNY or ESD to issue PIT Revenue Bonds or Sales Tax Revenue Bonds for the purpose of refinancing the NYC Sales Tax Asset Receivable Corporation (“STARC”) Bonds, which are supported by the $170 million annual payment. After such refunding, the requirement to make a $170 million payment to NYC will be terminated. The Enacted Budget included a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to NYC in the event a refunding does not occur prior to June 30, 2021.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s PIT Revenue Bond program, public authorities or municipalities issued other lease purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings are paid from general resources of the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. In FY 2022, the State received authorization as part of the Enacted Budget to enter into up to $2.0 billion of line of credit facilities supported by a State service contract. As of June 8, 2021, the Enacted Budget did not assume any use of the line of credit in FY 2022. As of March 31, 2021, approximately $1.1 billion of State-supported lease- purchase and other contractual obligation financings were outstanding.

Legislation first enacted in FY 2011, and extended through June 30, 2023, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. As of June 8, 2021, the State indicated that it had no plans to issue lease-purchase or other contractual-obligation financings, including the line of credit facility authorized in the Enacted Budget.

Dedicated Highway and Bridge Trust Fund Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2021, approximately $648 million of DHBTF bonds were outstanding. As of June 8, 2021, the State indicated that it had no plans to issue additional DHBTF bonds, but could in the future if market conditions warrant.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement Bonds were issued to maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2021, approximately $95 million of Mental Health Facilities Improvement Bonds were outstanding. As of June 8, 2021, the State indicated that it had no plans to issue additional Mental Health Facilities Improvement Bonds.

SUNY Dormitory Facilities Bonds

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, do not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). As of June 8, 2021, DOB was not aware of any such extraordinary circumstance having ever occurred in the past and did not anticipate that it would occur in the future. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, DOB will continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps. Annual debt service related to the Lease Revenue Bonds was $20 million in FY 2021. As of March 31, 2021, approximately $5.5 million of Lease Revenue Bonds were outstanding .

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for General Obligation bonds, all payments are subject to annual appropriation.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. The bankruptcy and deteriorating financial conditions of certain hospitals in the Secured Hospital Program resulted in the State paying approximately $25 million of the $38 million of total debt service payments in FY 2021. The remainder was paid by the hospitals consistent with the original intent of the program. Legislation enacted as part of the Enacted Budget included authorization for the State to issue PIT or Sales Tax bonds to refund bonds issued under the Secured Hospital Program. Therefore, the State plans to refund the remaining hospital debt, which will provide savings to the State. As of March 31, 2021, there was approximately $100 million of bonds outstanding for this program.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. As of June 8, 2021, the only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). However, as of June 8, 2021, all JDA bonds guaranteed by the State were paid off, and the State did not anticipate any future JDA indebtedness to be guaranteed by the State. As of June 8, 2021, the State had never been called upon to make any direct payments pursuant to any such guarantees.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the MBBA or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

In FY 2022, debt issuances totaling $11.3 billion were planned to finance new capital spending and the refinancing of NYC’s STARC bonds, an increase of $2.7 billion (30 percent) from FY 2021, excluding PIT notes for liquidity. The growth was mainly attributable to the issuance of State bonds for the STARC refinancing. The Updated Financial Plan assumed that the State’s contributions to the MTA Capital Plans will be funded by the State bonds on an ongoing basis, which is consistent with the approach used in FY 2021. Previously, the FY 2021 EBFP assumed that the projects would be bonded by the MTA but funded by the State through additional operating aid to the MTA. In addition, $4.4 billion of PIT short-term notes were issued in FY 2021 at a premium to generate $4.5 billion of proceeds for State cashflow relief. A $3.0 billion line of credit was in place but was not drawn upon. The FY 2022 Enacted Budget authorized short-term financing for liquidity purposes during FY 2022, in the form of notes and a line of credit. As of December 3, 2021, the Updated Financial Plan did not assume any PIT note sales or use of the line of credit in FY 2022.

The bond issuances were expected to finance capital commitments for economic development and housing ($2.4 billion), education ($1.4 billion), the environment ($806 million) health and mental hygiene ($740 million), State facilities and equipment ($430 million), and transportation ($3.7 billion).

Over the period of the Capital Plan, new debt issuances were projected to total $45.5 billion. New issuances were expected for economic development and housing ($10.9 billion), education facilities ($6.5 billion), the environment ($3.7 billion), mental hygiene and health care facilities ($3.4 billion), State facilities and equipment ($2.0 billion), transportation infrastructure ($17.2 billion) and the STARC refinancing ($1.8 billion).

State-Related Debt Service Requirements

As of December 3, 2021, State-related debt service was projected at $6.7 billion in FY 2022, a decrease of $6.5 billion (49 percent) from FY 2021. This was due, in large part, to the FY 2021 liquidity financings and prepayment of debt in FY 2021 of debt due in FY 2022 through FY 2025. The State also expected to make additional prepayments in FY 2022 of debt service due in FY 2023 through FY 2025. The State is contractually required to make debt service payments prior to bondholder payment dates in most instances and may also elect to make payments earlier than contractually required. The State was expected to use three principal bonding programs — PIT Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation Bonds — to fund all bond-financed capital spending.

Adjusting for prepayments and excluding the liquidity borrowings, State-related debt service was projected at $6.4 billion in FY 2022 an increase of $405 million (7 percent) from FY 2021. Adjusted State-related debt service was projected to increase from $6.0 billion in FY 2021 to $8.5 billion in FY 2026, an average rate of 7.1 percent annually.

Interest Rate Exchange Agreements and Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of June 8, 2021, the limit on debt instruments which resulted in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements were also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $58.9 billion as of March 31, 2021 resulted in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8.8 billion each (15 percent of total outstanding State-supported debt). As of March 31, 2021, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2021, the State’s Authorized Issuers had a notional amount of $816 million in interest rate exchange agreements. Overall, the State’s swap exposure was expected to decline from 14 percent in FY 2021 to 0.5 percent in FY 2026.

As of June 8, 2021, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (i) a variable rate bond is sold to bondholders, and (ii) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement resulted in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of the London InterBank Offered Rate (“LIBOR”) for all State swaps). The variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty off-set each other, leaving the State with the synthetic fixed rate payment. If the synthetic fixed rate was less than the fixed rate, the State would have paid to issue traditional fixed rate bonds at the time.

In November 2020, it was announced that LIBOR would be phased out by 2023, which was delayed from 2021 due to the pandemic. As of June 8, 2021, the State was evaluating its options to transition its swaps prior to that time.

As of June 8, 2021, the State indicated that it had no plans to increase its swap exposure.

Variable Rate Exposure

The State’s net variable rate exposure (including a policy reserve) was projected to average 1.9 percent of outstanding debt from FY 2021 through FY 2026. The debt that was counted against the variable rate cap represented the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap are not included in the variable rate cap.

As of June 8, 2021, the State’s policy was to count 35 percent of the notional amount of outstanding 65 percent of the LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounted for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. In the Enacted Budget, statutory bond authorizations on State-supported debt were raised by $22.1 billion across multiple programmatic purposes. This included a $10.3 billion increase for the State’s contribution to the MTA’s 2015-19 and 2020-24 Capital Plans. The bonded indebtedness (and related capital spending) from the new authorizations was expected to occur over many years, and is counted against the State’s statutory debt caps only when bonds are actually issued.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations.

Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of General Obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Comprehensive Annual Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities issue bonds under two of the three primary State credits—PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangements for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

As of December 31, 2020 (with respect to JDA as of March 31, 2021) 16 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $220 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

There have been severe financial and other adverse impacts on localities throughout the State, but particularly on NYC and the surrounding counties as the initial epicenter of the COVID-19 pandemic.

While the fiscal condition of NYC and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels current as of December 3, 2021, or to be continued in future FYs and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of NYC, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of NYC, and its related issuers, to market securities successfully in the public credit markets.

The staffs of the Financial Control Board for the City, the Office of the State Deputy Comptroller, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities other than NYC have experienced financial problems and have requested and received additional State assistance during the last several State FYs. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. As of December 3, 2021, State legislation enacted post-2004 included 29 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by OSC.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller and the City of Yonkers must adhere to a Special Local Finance and Budget Act. As of December 3, 2021, the impact on the State of any possible requests in the future for additional oversight or financial assistance could not be determined and therefore was not included in the Financial Plan projections.

Legislation enacted in 2013 created the Restructuring Board. The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of December 3, 2021, the Restructuring Board was reviewing or had completed reviews for twenty-six municipalities. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

A total of 30 local governments (6 counties, 7 cities, 9 towns and 8 villages) and 31 school districts had been placed in a stress category by OSC based on financial data for their FYs ending in 2020. The vast majority of entities scored by OSC (97 percent) were classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; the economic ramifications of a pandemic, and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and other claims as of December 3, 2021 in which the State was a defendant and the potential monetary claims against the State were deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in FY 2022 or thereafter.

For the purpose of this “Litigation and Arbitration” section of the Appendix, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, all of which are above the $100 million materiality threshold. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold. Although the amounts of potential losses, if any, resulting from these litigation matters were not presently determinable as of June 8, 2021, it was the State’s position that any potential liability in these litigation matters was not expected to have a material and adverse effect on the State’s financial position in FY 2022 or thereafter. As of June 8, 2021, the Basic Financial Statements for FY 2021, which OSC issued on July 29, 2021, reported possible and probable awards and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below; other proceedings for which there are unanticipated, unfavorable and material judgments; or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2022 Financial Plan. As of June 8, 2021, the State believed that the Financial Plan included sufficient reserves to offset the costs associated with the payment of judgments that may be required during FY 2022. These reserves included (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Financial Plan.

Real Property Claims

Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims were dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe’s land claim. As of December 3, 2021, the land claim had been stayed by the Second Circuit through February 12, 2022 to allow for ongoing settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding (“MOU”) with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The MOU does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

Discovery in this matter was stayed for several years while the parties continued their settlement discussions. On January 11, 2021, the Court issued a Text Order lifting the stay of discovery. The Court directed that the parties serve updated initial disclosures on or before March 2, 2021, which the parties did. On May 17, 2021, the plaintiffs filed motions for partial summary judgment. On August 30, 2021, defendants filed their opposition to plaintiffs’ motions. The United States filed its reply on September 21, 2021, and the People of the Longhouse of Akwesasne and the St. Regis Mohawk Tribe filed their replies on September 22, 2021. As of December 3, 2021, settlement negotiations remain ongoing.

On February 5, 2021, counsel for Franklin County filed a status report indicating that Franklin County, the Town of Fort Covington, the Town of Bombay, and the State had resolved their remaining differences over the language of a Supplemental MOU, which will permit them to move forward toward a final settlement agreement. On February 8, 2021, Plaintiff St. Regis Mohawk Tribe filed a status report stating that it believes there are issues with the 2014 MOU pertaining to St. Lawrence County that will need to be revisited, but that it remained open to further negotiations to develop the 2014 MOU into a more comprehensive agreement.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates § 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (“SBE”). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted the defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

The trial commenced on January 21, 2015 and was completed on March 12, 2015. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. On appeal, by decision and order dated October 26, 2017, the Appellate Division reversed the judgment of the trial court and remanded the case for the trial court to make specific findings as to the adequacy of inputs and causation. In a decision and order dated January 10, 2019, Supreme Court, Albany County, found that the State’s system of financing public education is adequate to provide the opportunity for a SBE. On appeal, by opinion and order dated May 27, 2021, the Appellate Division, Third Department, reversed, and granted a declaration that plaintiffs demonstrated a violation of § 1 of Article 11 of the State Constitution in each of the subject school districts as relates to the at-risk student population. The Appellate Division remitted the matter to Supreme Court for the State to determine the appropriate remedy. The defendant moved in the Appellate Division for leave to appeal to the Court of Appeals, which the court denied. Plaintiffs submitted a proposed order addressing an appropriate remedy to the State. After further consideration of the first order, Plaintiffs submitted a revised proposed order to the State, which was under review as of December 3, 2021.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State was not meeting its constitutional obligation to fund schools in NYC and throughout the State to provide students with an opportunity for a SBE. Plaintiffs specifically alleged that the State was not meeting its funding obligations for NYC schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and challenge legislation conditioning increased funding for NYC schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs alleged that the State was not providing adequate Statewide funding, had not fully implemented certain 2007 reforms to the State aid system, had imposed gap elimination adjustments decreasing State aid to school districts, and had imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they alleged that the State had failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State have an opportunity for a SBE.

Plaintiffs seek a judgment declaring that the State had failed to comply with CFE, that the State has failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases were unconstitutional. They sought an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse NYC for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a SBE, and to revise State aid formulas.

On May 30, 2014, the State filed a motion to dismiss all claims. On June 27, 2017, the Court of Appeals held that plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the NYC and Syracuse school districts and remanded for further proceedings as to those two districts only. All other claims were dismissed.

Plaintiffs filed their third Amended Complaint on May 4, 2018. The first cause of action alleges that the State has failed to provide a SBE in five school districts: NYC, Syracuse, Schenectady, Central Islip and Gouverneur. The second cause of action alleges that the State has failed to maintain a system of accountability to ensure that a SBE is being provided in those five districts. Defendants’ Answer to the Third Amended Complaint was filed on July 10, 2018.

On August 12, 2019, the individual plaintiffs from Central Islip voluntarily discontinued their claims. On October 17, 2019, the individual plaintiff from Gouverneur voluntarily discontinued his claim. On April 22, 2021, plaintiffs discontinued their claims on behalf of the Syracuse individual plaintiffs. Central Islip, Gouverneur, and Syracuse are no longer subjects of the litigation. On October 13, 2021, the parties filed a stipulation staying the action and agreeing to dismissal without prejudice if the State phases in full funding of the current Foundation Aid formula over the next two FY budgets as scheduled in legislation enacted along with the FY 2022 Budget. The parties had a conference on November 4, 2021 with the Court to discuss the stipulation, and submitted a revised stipulation on November 19, which was so ordered on November 23.

Health Insurance Premiums

In Donohue v. Cuomo, 11-CV-1530 (NDNY) and ten other cases, State retirees, and certain current court employees, allege various claims, including violation of the Contracts Clause of the United States Constitution, via 42 U.S. Code § 1983, against the Governor and other State officials, challenging the 2011 increase in their health insurance contribution.

In 2011, CSEA negotiated a two percent increase in the employee contribution to health insurance premiums. Over time, the other unions incorporated this term into their collective bargaining agreements. In October 2011, the premium shift was administratively extended to unrepresented employees, retirees, and certain court employees pursuant to their contract terms (which provide that their health insurance terms are those of the majority of Executive Branch employees). The administrative extension is at issue in all eleven cases.

Certain claims were dismissed, including the claims against all State agencies and the personal capacity claims against all individual State defendants except Patricia Hite and Robert Megna.

Following discovery, the State defendants filed motions for summary judgment in all eleven cases. In the motions, the State defendants argue primarily that nothing in the language of any of the collective bargaining agreements or in the negotiating history supports plaintiffs’ claim that the health insurance premium contribution rates for retirees vested and could not be changed. With respect to the court employees, State defendants argue that their contract terms require extension of the premium shift to them. Briefing was completed on January 26, 2018.

On September 24, 2018, the District Court granted defendant’s motions for summary judgment in all respects. Between October 13, 2018 and November 2, 2018, notices of appeal were filed in all eleven cases. The U.S. Court of Appeals for the Second Circuit thereafter approved a coordinated briefing schedule and heard oral argument.

On November 6, 2020, the Second Circuit panel certified two questions to the New York Court of Appeals:

1. Under New York state law, and in light of Kolbe v. Tibbetts, 22 N.Y.3d 344 (2013), M & G Polymers USA, LLC v. Tackett, 574 U.S. 427 (2015), and CNH Indus. N.V. v. Reese, 138 S. Ct. 761 (2018), do §§ 9.13 (setting forth contribution rates of 90 percent and 75 percent), 9.23(a)(concerning contribution rates for surviving dependents of deceased retirees), 9.24(a)(specifying that retirees may retain NYSHIP coverage in retirement), 9.24(b) (permitting retirees to use sick-leave credit to defray premium costs), and 9.25 (allowing for the indefinite delay or suspension of coverage or sick-leave credits) of the 2007-2011 collective bargaining agreement between the CSEA and the Executive Branch of the State of New York (the “CBA”), singly or in combination, (1) create a vested right in retired employees to have the State’s rates of contribution to health-insurance premiums remain unchanged during their lifetimes, notwithstanding the duration of the CBA, or (2) if they do not, create sufficient ambiguity on that issue to permit the consideration of extrinsic evidence as to whether they create such a vested right?

2. If the CBA. on its face, or as interpreted at trial upon consideration of extrinsic evidence, creates a vested right in retired employees to have the State’s rates of contribution to health-insurance premiums remain unchanged during their lives, notwithstanding the duration of the CBA, does New York’s statutory and regulatory reduction of its contribution rates for retirees’ premiums negate such a vested right so as to preclude a remedy under State law for breach of contract?

Donohue v. Cuomo, 980 F.3d 53 (2d Cir. 2020). On December 15, 2020, the New York Court of Appeals accepted the certified questions, set an initial briefing schedule, and indicated that it would hear oral argument.

The Second Circuit’s certification order addressed only Donohue v. Cuomo. The Circuit reserved decision in the other 11 appeals, observing that the New York Court of Appeals’ resolution of the above questions in Donohue “will significantly advance, if not control, the dispositions of the other cases.” Therefore, after the New York Court of Appeals renders its decision, further proceedings in the Second Circuit focusing on how the decision in Donohue affects the resolution of the various appeals were expected.

Briefing by the parties in the New York Court of appeals was complete as of June 25, 2021. Certain other appellants from the Second Circuit proceedings have moved for leave to file amicus curiae briefs in the New York Court of Appeals. If the Court accepts the amicus curiae briefs, the State respondents would have a right to respond. As of December 3, 2021, oral argument had been scheduled for January 5, 2022.

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ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York State PITs. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Part C

OTHER INFORMATION

Item 28.	Exhibits

(a)

(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2011.

(2) Amended and Restated Designation of Series of Shares of Beneficial interests in the Registrant, effective as of April 22, 2020, and Amended and Restated Designation of Classes, effective as of June 24, 2021, and in each case incorporated into the Declaration of Trust, are incorporated herein by reference to Post-Effective Amendment No. 386 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 22, 2021 (“Post-Effective Amendment No. 386”).

(b)

The Registrant’s Bylaws, as amended and restated as of April 14, 2020, are incorporated herein by reference to Post-Effective Amendment No. 370 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 23, 2020.

(c)

Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated herein by reference to Exhibits (a) and (b) of this Item 28.

(d)

(1) Management Agreement between the Registrant, on behalf of Western Asset Ultra-Short Income Fund and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 24, 2020 (“Post-Effective Amendment No. 376”).

(2) Management Agreement between the Registrant, on behalf of Western Asset California Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(3) Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(4) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(5) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(6) Management Agreement between the Registrant, on behalf of Western Asset Income Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(7) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity California Municipals Fund and LMPFA dated November 6, 2020, is incorporated herein by reference to Post-Effective Amendment No. 379 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 17, 2020 (“Post-Effective Amendment No. 379”).

(8) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity New York Municipals Fund and LMPFA dated August 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 378 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 25, 2020 (“Post-Effective Amendment No. 378”).

(9) Management Agreement between the Registrant, on behalf of Western Asset Intermediate-Term Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(10) Management Agreement between the Registrant, on behalf of Western Asset Managed Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(11) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(12) Management Agreement between the Registrant, on behalf of Western Asset Mortgage Total Return Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(13) Management Agreement between the Registrant, on behalf of Western Asset Municipal High Income Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(14) Management Agreement between the Registrant, on behalf of Western Asset New Jersey Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(15) Management Agreement between the Registrant, on behalf of Western Asset New York Municipals Fund and LMPFA dated August 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 378.

(16) Management Agreement between the Registrant, on behalf of Western Asset Oregon Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(17) Management Agreement between the Registrant, on behalf of Western Asset Pennsylvania Municipals Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(18) Management Agreement between the Registrant, on behalf of Western Asset Short Duration High Income Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(19) Management Agreement between the Registrant, on behalf of Western Asset Short Duration Municipal Income Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(20) Management Agreement between the Registrant, on behalf of Western Asset Short-Term Bond Fund and LMPFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(21) Subadvisory Agreement between LMPFA and Western Asset Management Company, LLC (“WAM”), with respect to Western Asset Ultra-Short Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(22) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Corporate Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(25) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAMCL”), with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(26) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Western Asset Emerging Markets Debt Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(27) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(28) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(29) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(31) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(32) Subadvisory Agreement between WAM and Western Asset Management Company Ltd. (“Western Japan”), with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(33) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity California Municipals Fund dated November 6, 2020 is incorporated herein by reference to Post-Effective Amendment No. 379.

(35) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity New York Municipals Fund dated August 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 378.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate-Term Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Managed Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(38) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Mortgage Total Return Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(40) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New Jersey Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipals Fund dated August 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 378.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Oregon Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Pennsylvania Municipals Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(46) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short Duration High Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration Municipal Income Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short-Term Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(49) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short-Term Bond Fund dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 376.

(e)    Distribution Agreement between the Registrant and Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), on behalf of Western Asset Ultra-Short Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Emerging Markets Debt Fund, Western Asset Global High Yield Bond Fund, Western Asset Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Mortgage Total Return Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration High Income Fund, Western Asset Short Duration Municipal Income Fund and Western Asset Short-Term Bond Fund dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 376.

(f)   (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g)    (1) Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 22, 2018 (“Post-Effective Amendment No. 338”).

(2) Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(h)    (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Form of Transfer Agent and Shareholder Services Agreement is filed herewith.

(3) Schedule A to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 275 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2014 (“Post-Effective Amendment No. 275”).

(4) Co-Transfer Agency and Services Agreement with Boston Financial Data Services Inc. (“BFDS”) dated as of September 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 271 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 22, 2014.

(5) Schedule A to Co-Transfer Agency and Services Agreement with BFDS is incorporated herein by reference to Post-Effective Amendment No. 275.

(6) Board Resolutions regarding Expense Limitation Arrangements are incorporated herein by reference to Post-Effective Amendment No. 386.

(7) Amendment No. 1 to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2015 (“Post-Effective Amendment No. 281”).

(i)    (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Inflation Management Fund) and Class FI shares of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008.

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) and Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund); and Class R Shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Investment Grade Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) and Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) and Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 11, 2008.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008.

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008.

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), Class FI shares of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) and Class R shares of Western Asset High Income Fund (formerly, Legg Mason Western Asset High Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 30, 2009.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 27, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset High Income Fund and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2009.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Global Inflation Management Fund is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2010.

(16) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Short-Term Bond Fund and Western Asset Mortgage Total Return Fund (formerly, Western Asset Mortgage Backed Securities Fund) is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(17) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Global High Yield Bond Fund and Western Asset Short-Term Bond Fund, Class IS shares of Western Asset Ultra-Short Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund), Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Total Return Fund (formerly, Western Asset Mortgage Backed Securities Fund), Western Asset Short-Term Bond Fund and Western Asset Income Fund(formerly, Western Asset Global Strategic Income Fund), and Class R and Class R1 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 30, 2012.

(18) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 29, 2013.

(19) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Short Duration High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2013.

(20) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 281.

(21) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Intermediate-Term Municipals Fund and Western Asset Managed Municipals is incorporated herein by reference to Post-Effective Amendment No. 319 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2017.

(22) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset California Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 20, 2017.

(23) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 328 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 20, 2017.

(24) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Oregon Municipals Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Massachusetts Municipals Fund and Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 330 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 22, 2017.

(25) Opinion and Consent of Venable LLP as to the legality of Class C2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 379.

(j) Consent of Independent Registered Public Accounting Firm is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m)  Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Ultra-Short Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Total Return Fund, Western Asset Short Duration High Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Income Fund, and Western Asset Emerging Markets Debt Fund, dated as of July 21, 2020, is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 22, 2020.

(n)    Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007.

(o)    (1) Power of Attorney dated February 11, 2020 is incorporated herein by reference to Post-Effective Amendment No. 366 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 24, 2020 (“Post-Effective Amendment No. 366”).

(2) Power of Attorney dated February 11, 2020 is incorporated herein by reference to Post-Effective Amendment No. 366.

(3) Power of Attorney dated March 16, 2020 is incorporated herein by reference to Post-Effective Amendment No. 366.

(p) (1) Franklin Distributors, LLC Broker-Dealer Personal Trading Policy is incorporated herein by reference to Post-Effective Amendment No. 386.

(2) Code of Ethics of the Registrant, WAM, WAMCL and Western Singapore is filed herewith.

(3) Code of Ethics of Western Japan dated July 30, 2014 is incorporated herein by reference to Post-Effective Amendment No. 380 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 24, 2021.

(4) Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 22, 2016.

(5) Franklin Templeton Personal Investments and Insider Trading Policy, dated September 1, 2020, as adopted by LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 383 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 23, 2021.

101. INS XBRL	Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
101. SCH XBRL	Taxonomy Extension Schema Document
101. CAL XBRL	Taxonomy Extension Calculation Linkbase Document
101. DEF XBRL	Taxonomy Extension Definition Linkbase Document
101. LAB XBRL	Taxonomy Extension Labels Linkbase Document
101. PRE XBRL	Taxonomy Extension Presentation Linkbase Document

Item 29. Persons Controlled by or under Common Control with the Registrant

None

Item 30. Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), its officers, directors and employees and any person who controls Franklin Distributors within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Franklin Distributors, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Franklin Distributors or such other parties against any liability to the Registrant or its shareholders to which Franklin Distributors or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect with the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31. Business and Other Connections of Investment Advisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”) and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). During the last two fiscal years, the directors and officers of LMPFA have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Legg Mason and/or Resources, other Legg Mason and Resources subsidiaries and/or other Legg Mason and/or Resources sponsored investment companies. The names and titles of the officers and directors of LMPFA are listed in Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-66785). LMPFA is located at 280 Park Avenue, New York, New York 10017.

Western Asset Management Company, LLC (“Western Asset”)

Western Asset is a direct wholly-owned subsidiary of Legg Mason and an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. With the exception of Andrew Bowden, who joined Western Asset in 2021 and previously served as Executive Vice President, General Counsel and Secretary of Jackson Financial, Inc., during the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Legg Mason and/or Resources, other Legg Mason and Resources subsidiaries and/or other Legg Mason and/or Resources sponsored investment companies. The names and titles of the officers and directors of Western Asset are listed in Schedules A and D of Form ADV filed by Western Asset pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-8162). Western Asset is located at 385 E. Colorado Blvd, Pasadena, CA 91101.

Western Asset Management Company Limited (“WAMCL”)

WAMCL is a direct wholly-owned subsidiary of Legg Mason and an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of WAMCL have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Legg Mason and/or Resources, other Legg Mason and Resources subsidiaries and/or other Legg Mason and/or Resources sponsored investment companies. The names and titles of the officers and directors of WAMCL are listed in Schedules A and D of Form ADV filed by WAMCL pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-21068). WAMCL is located at 10 Exchange Square, Primrose Street, London, EC2A 2EN United Kingdom.

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

Western Singapore is a direct wholly-owned subsidiary of Legg Mason and an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Singapore have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Legg Mason and/or Resources, other Legg Mason and Resources subsidiaries and/or other Legg Mason and/or Resources sponsored investment companies. The names and titles of the officers and directors of Western Singapore are listed in Schedules A and D of Form ADV filed by Western Singapore pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-67298). Western Singapore is located at 1 George Street #23-01, Singapore, 049145.

Western Asset Management Company Ltd (“Western Japan”)

Western Japan is a direct wholly-owned subsidiary of Legg Mason and an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Japan have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Legg Mason and/or Resources, other Legg Mason and Resources subsidiaries and/or other Legg Mason and/or Resources sponsored investment companies. The names and titles of the officers and directors of Western Japan are listed in Schedules A and D of Form ADV filed by Western Japan pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-68224). Western Japan is located at 5-1 Marunouchi 1-Chome, Chiyoda-Ku, Tokyo, 100-6536, Japan.

Item 32. Principal Underwriters

(a) Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC ), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants:

ActiveShares ETF Trust

Franklin Alternative Strategies Funds

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin ETF Trust

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Municipal Securities Trust

Franklin Mutual Series Funds

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton ETF Trust

Franklin Templeton Trust

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

Legg Mason ETF Investment Trust

Legg Mason Global Asset Management Trust

Legg Mason Partners Income Trust

Legg Mason Partners Institutional Trust

Legg Mason Partners Investment Trust

Legg Mason Partners Money Market Trust

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Western Asset Funds, Inc.

Franklin Distributors is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of Franklin Distributors is listed below:

NAME AND PRINCIPAL	POSITION AND OFFICES	POSITIONS AND OFFICES
BUSINESS ADDRESS	WITH UNDERWRITER –FRANKLIN DISTRIBUTORS	WITH REGISTRANT

Adam Spector	Chief Executive Officer	None
1735 Market Street, Suite 1800

Philadelphia, PA 19103

Jeffrey Masom	President	None
100 International Drive
Baltimore, MD 21202

Kenneth Cieprisz	Vice President and Chief Compliance Officer	None
280 Park Avenue
New York, NY 10017

David Paterson 47 West 200 South, 2nd Floor Salt Lake City, UT 84101	Chief Financial Officer and Designated Financial Principal	None

(c) Not applicable.

Item 33. Location of Accounts and Records

With respect to the Registrant:

Legg Mason Partners Income Trust

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Investment Advisers:

Legg Mason Partners Fund Advisor, LLC

280 Park Avenue

New York, NY 10017

Western Asset Management Company, LLC

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London EC2A2EN

United Kingdom

Western Asset Management Company Ltd

5-1 Marunouchi

1-Chome Chiyoda-Ku

Tokyo 100-6536

Japan

Western Asset Management Company Pte. Ltd.

1 George Street, #23-01

Singapore 049145

With respect to the Registrant’s Custodian:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

With respect to the Registrant’s Transfer Agent:

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670

With respect to the Registrant’s Distributor:

Franklin Distributors, LLC

100 International Drive

Baltimore, MD 21202

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 24th day of March, 2022.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Massachusetts Municipals Fund

By:	/s/ Jane E. Trust
Jane E. Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on this 24th day of March, 2022.

Signature	Title

/s/ Jane E. Trust	President, Chief Executive Officer
Jane E. Trust	and Trustee

/s/ Christopher Berarducci	Principal Financial Officer and
Christopher Berarducci	Treasurer

/s/ Robert Abeles, Jr.*
Robert Abeles, Jr.	Trustee

/s/ Jane F. Dasher*
Jane F. Dasher	Trustee

/s/ Anita L. DeFrantz*
Anita L. DeFrantz	Trustee

/s/ Susan B. Kerley*
Susan B. Kerley	Trustee

/s/ Ronald L. Olson*
Ronald L. Olson	Trustee

/s/ Avedick B. Poladian*
Avedick B. Poladian	Trustee

/s/ William E.B. Siart*
William E.B. Siart	Trustee

/s/ Jaynie M. Studenmund*
Jaynie M. Studenmund	Trustee

/s/ Peter J. Taylor*
Peter J. Taylor	Trustee

/s/ Michael Larson*
Michael Larson	Trustee

*By:	/s/ Jane E. Trust
Jane E. Trust

* Attorney in Fact, pursuant to Power of Attorney.

Exhibit Index

(h)(2)     Form of Transfer Agent and Shareholder Services Agreement

(j)           Consent of Independent Registered Public Accounting Firm

(p)(2)     Code of Ethics of the Registrant, WAM, WAMCL and Western Singapore

EX-101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
EX-101.PRE	XBRLTaxonomy Extension Presentation Linkbase Document